United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-7736

Janus Aspen Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Michelle Rosenberg, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 12/31

Date of reporting period: 12/31/16

Item 1 - Reports to Shareholders

ANNUAL REPORT December 31, 2016

Janus Aspen Balanced Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Aspen Balanced Portfolio

Janus Aspen Balanced Portfolio (unaudited)

PORTFOLIO SNAPSHOT

We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.

Jeremiah Buckley co-portfolio manager	Marc Pinto co-portfolio manager	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

Janus Aspen Balanced Portfolio’s Institutional Shares and Service Shares returned 4.60% and 4.32%, respectively, for the 12-month period ended December 31, 2016, compared with 7.84% for the Balanced Index, an internally-calculated benchmark that combines the total returns from the S&P 500 Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%). The S&P 500 Index returned 11.96% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.65%.

INVESTMENT ENVIRONMENT

The year began with concerns over sluggish economic growth and the possibility of recession weighing heavily on global markets. Slower-than-expected growth in China, the implications of negative interest rates and weakness in commodities-related sectors also dragged markets down through early February. However, a more optimistic outlook was in favor by April. Risk assets, as well as rates, were rallying and crude oil prices had reset in a higher trading band. Markets hit a few road bumps in June with weak U.S. employment data bringing the health of the U.S. economy back into question and UK voters opting to leave the European Union. Yet credit spreads and U.S. stocks quickly recovered, and several equity benchmark indices began record setting trends.

Brexit, in the interim, was less damaging than investors had feared. Concern from central banks over the ineffective nature of ultra-accommodative monetary policy hinted at the need for fiscal stimulus to take the next shot at spurring global economic growth. U.S. economic data was ticking up, and signs of inflation emerged. Market participants latched on to the possibility for stronger economic growth and higher inflation, and U.S. Treasury yields began their upward march. The election of Donald Trump to the U.S. presidency added further optimism as pro-growth fiscal policies now seem within reach. Inflation expectations continued to climb. Equities and corporate credit remained in favor, while rates moved higher. In December, the Federal Reserve (Fed) announced a widely expected 25 basis point increase to the target federal funds rate, and a projection of three additional hikes in 2017 which drove Treasury yields higher still.

Rates rose across the yield curve, with the move most pronounced in front-end yields. After widening in February, investment-grade and high-yield corporate credit spreads tightened throughout the remainder of the year.

PERFORMANCE DISCUSSION

The Portfolio, which seeks to provide more consistent returns over time by allocating across the spectrum of fixed income and equity securities, underperformed the Balanced Index, a blended benchmark of the S&P 500 Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%). The Portfolio underperformed its primary benchmark, the S&P 500 Index, and outperformed its secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Compared to the Balanced Index, the Portfolio remains overweight equities, with a 63% allocation to stocks, approximately 37% in fixed income and a small portion in cash. Our year-end allocation reflects our view that on a risk-adjusted basis, equities present more attractive opportunities relative to fixed income. The equity weighting may vary based on market conditions.

The Portfolio’s equity sleeve underperformed its benchmark, the S&P 500 Index. Value equities generally outperformed growth during the year, creating a headwind for our growth tilt. At the sector level, holdings in health care and consumer discretionary detracted on a relative basis. Negative sentiment surrounded the health care sector for most of the year, largely due to political rhetoric about controlling drug prices. Late in the year, uncertainty around the impact of Mr. Trump’s plans for the Affordable Care Act and other policies weighed on the sector. A zero weighting in the strong-performing energy sector also detracted. Given the persistent oil oversupply and the

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Janus Aspen Balanced Portfolio (unaudited)

likelihood of a stronger dollar, we believed stronger opportunities existed in other sectors. The energy sector benefited from rebounding crude oil prices, and our lack of exposure hampered relative performance. Contributors to relative results included stock selection in both the consumer staples and real estate sectors, and an overweight to the industrials sector. Industrials, which were unfairly impacted by early weakness in the energy sector, benefited as crude oil prices regained their footing. A proposal for increased infrastructure spending by President-elect Trump gave the sector an additional boost near year end.

Allergan was our largest detractor. The specialty pharmaceutical company initially traded down in April when the proposed merger between Allergan and Pfizer fell apart. Later in the period, weaker-than-expected earnings also weighed on the name. We continue to hold this position as we look favorably upon Allergan’s strengthened balance sheet – a result of selling its generics business to Teva Pharmaceutical Industries in August. We also like the company’s shareholder-friendly management team, as well as its diverse set of products, many of which are not subject to government reimbursement.

Nike was our second-largest detractor. The athletic footwear and apparel manufacturer has faced increased competition of late. It also dealt with inventory disruptions throughout the year, largely as a result of the 2016 bankruptcy filing of retailer Sports Authority. In addition, most of Nike’s products are manufactured overseas and Republican-proposed tax reforms could potentially drive up the costs of those goods. Although the passage of such reforms is far from certain, it is something we will be watching closely. In the meantime, we expect Nike to work through its excess inventory in the next two quarters and, longer term, experience growth in its direct-to-consumer sales channel. We remain positive on the stock.

Bristol-Myers Squibb, after an up-and-down year, also detracted. While its shares had risen earlier in the period on positive sentiment surrounding its advanced melanoma drug, Opdivo, a disappointing clinical trial for the drug’s use as a first-line treatment against a common form of lung cancer raised investor concerns over the company’s perceived position as the leader in immuno-oncology. We believe these concerns are overblown, and that a combination therapy of Opdivo and another of the company’s melanoma drugs, Yervoy, will together prove successful in treating lung cancer. We are also optimistic that these drugs will successfully treat broader cancer types.

While the aforementioned stocks detracted from performance, we were pleased by the results of other companies in the Portfolio. The top two contributors, financial firms Morgan Stanley and CME Group, were beneficiaries of a steepening yield curve in the latter half of the period and Mr. Trump’s proposals for a more relaxed regulatory environment. Specifically, CME Group was the largest contributor. The operator of options and futures exchanges performed well as a result of increased market volatility in the latter part of the year and heightened trading volume passing through its exchanges. That, in turn, boosted trading fees for CME. We continue to like the stock and believe the company should benefit from regulatory tailwinds, an increasingly global user base, and the digitization of its markets.

Morgan Stanley also aided performance. Climbing interest rates helped the financial services company pad net interest income. A rising equity market also helped, as the company was able to collect higher fees from its asset management business. A rebound in Fixed Income, Currency and Commodities (FICC) trading was another benefit. We continue to like the stock.

Microsoft was another top contributor. The tech giant reported earnings that beat consensus estimates multiple quarters in a row, thanks in large part to its cloud computing business, Azure. We are increasingly positive on the migration of companies to the cloud, and Microsoft is now the second-largest provider of cloud-based IT services. At the same time, Microsoft has been aggressive in reducing costs, buying back shares and paying dividends to shareholders. We remain positive on the stock.

The Portfolio’s fixed income sleeve outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. We were positioned defensively in corporate credit for much of the period, wary of a fragile U.S. economy and an abundance of shareholder-friendly activity indicative of the latter stages of a credit cycle. While we continued to focus on issuers with higher quality business models and solid balance sheets throughout the year, our outlook shifted to selectively opportunistic by December’s end. An improving economic picture, recovering commodity prices, and stronger-than-expected third quarter earnings supported our view, as did steady demand for U.S. corporate credit due to its comparatively higher yields versus other global fixed income asset classes. It is likely,

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Janus Aspen Balanced Portfolio (unaudited)

in our view, that the results of the U.S. election and the associated prospects for growth have further extended the credit cycle, also contributing to our modestly improved outlook. On rates, however, we have turned defensive. An actively tightening Fed in combination with rising inflationary pressures led us to reduce duration exposure coming from Treasurys. We also diversified our duration profile with the addition of Treasury Inflation-Protected Securities (TIPS). The fixed income sleeve’s duration ended December at 73% of the benchmark.

Outperformance in the fixed income sleeve was led by our U.S. mortgage-backed securities (MBS). As rates rallied during the first half of the year, the prepayment-resistant nature of our positions proved beneficial. As rates rose over the latter part of the period, our positions were less exposed to the duration extension across the asset class. Within MBS, we focus on generic agency pass-throughs with higher coupons and less negative convexity than the positions in the index.

Our overweight allocation in investment-grade corporate credit also contributed positively to relative results, as did spread carry, a measure of excess income generated by the Portfolio’s holdings. Investment-grade corporate credit was the strongest performing asset class in the index and benefited from significant spread tightening.

On a credit sector basis, relative contributors included technology, independent energy and brokerage, asset managers and exchanges. Outperformance in technology was due, in part, to our security selection, including positions in both Verisk Analytics and Seagate Technology. Positive sentiment surrounded Verisk Analytics upon the sale of its health care services business early in the period. The asset sale accelerated deleveraging initiatives by the data analytics firm, which was also well received by investors. Demand for personal computers and enterprise infrastructure, which had been weak during the first half of the year, picked up in the second half and benefited the cyclical technology sector, including our position in data storage company Seagate Technology.

In energy, the rebound of crude oil prices, following February’s decline, benefited surviving companies – many of which have streamlined their businesses and shored up their balance sheets via asset sales. Our general overweight allocation in independent energy contributed to relative results accordingly. An overweight position in brokerage, asset managers and exchanges also benefited relative performance, as did spread carry in the sector. Heightened market volatility supported the sector in the latter half of the year, as a rallying stock market and climbing interest rates brought increased transaction volume.

Relative credit sector detractors were led by our holdings in electric utilities. Investor demand for U.S.-based defensive business models such as electric utilities boosted the sector during the period, and our underweight allocation dragged on relative performance. Holdings in the hard-hit pharmaceuticals sector also weighed on relative results, as did security selection in midstream energy. In midstream energy, our security selection did not keep pace with the broader sector as it rallied with the rising price of crude oil. Specifically our position in NGL Energy Partners LP detracted from performance in the sector. The company struggled during the beginning of the year, as the drop in crude oil prices weighed significantly on energy-related companies. Exposure to EnLink Midstream Partners LP also weighed on results, as the company was downgraded early in the period. We exited both positions, prior to the rebound in oil.

Royal Bank of Scotland (RBS) was the leading corporate detractor from relative results. We had owned RBS, in large part, due to the bank’s singular focus on simplifying its balance sheet. However, Brexit and associated uncertainties as well as lower interest rates in the UK have significantly affected RBS’ ability to execute on their business plan. We exited our position.

On an asset class basis, detractors included our cash position and our yield curve positioning in U.S. Treasurys. Cash is not used as a strategy within the Portfolio but is a residual of our fundamental, bottom-up investment process. In terms of Treasurys, we reduced duration exposure from the asset class following the U.S. election. However, exposure to the 5- and 10-year notes, which were significantly impacted by future Fed projections, weighed on results.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

OUTLOOK

We think U.S. stocks continue to be well positioned, and intend to maintain our overweight to equities as we move into the new year. Mr. Trump campaigned on a pro-growth agenda that we believe will be business-friendly. Proposed tax reforms, deregulation and infrastructure spending could help drive inflation and faster economic

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growth, leading to higher interest rates, increased capital expenditure and rising wages – all a net positive for U.S. stocks. In particular, the cyclical stocks that accelerated after the election, such as financials and industrials, could continue to charge ahead in 2017.

This outlook, of course, hinges on Mr. Trump’s agenda becoming a reality. In addition, proposed trade tariffs and a strong dollar could weigh on certain U.S. multinational companies. Given that, we remain optimistic about U.S. stocks but are focused on finding companies that are exposed to secular growth trends and can continue to increase earnings and free cash flow.

We anticipate a steeper yield curve, with the front end moving on Fed projections and the long end rising further on increased inflationary expectations. The Fed’s forecast for three interest rate hikes in 2017 is in line with our expectations, although we believe more hikes could be warranted in a reflationary environment. As a result, we will continue to actively manage duration and yield curve positioning in the fixed income sleeve, with the expectation of maintaining duration below that of the benchmark.

New fiscal policies, if properly implemented, should stimulate growth and the accompanying rise in operating earnings could allow companies to grow into their capital structures, reversing the recent trend of increasing leverage. We will closely monitor the difference between rhetoric and policy implementation, as well as the transition from policy intentions to growth. Our analysts are conducting in-depth, bottom-up research to identify issuers with higher quality business models and strong fundamentals, particularly in sectors that may benefit from a change in economic policy.

With growth prospects on the horizon, we are taking a selectively opportunistic approach to U.S. corporate credit, yet we remain mindful of tighter spread levels after tightening in 2016. We are also closely monitoring the ability for corporate spreads to hold near current levels in a rising-rate environment. Our focus remains on issuers with ample liquidity, strong free-cash-flow generation potential and commitment to a sound balance sheet. In this extended cycle, the importance of security avoidance remains a central aspect of our investment process. Even as we opportunistically add to credit, we intend to maintain a conservative bias in the fixed income sleeve, reflecting our commitment to deliver capital preservation and strong risk-adjusted returns for our clients.

Thank you for your investment in Janus Aspen Balanced Portfolio.

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Portfolio At A Glance

December 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	CME Group Inc	0.80%	Allergan plc	-1.00%
	Morgan Stanley	0.75%	NIKE Inc	-0.69%
	Microsoft Corp	0.73%	Regeneron Pharmaceuticals Inc	-0.48%
	Boeing Co	0.70%	Bristol-Myers Squibb Co	-0.47%
	Synchrony Financial	0.58%	Norwegian Cruise Line Holdings Ltd	-0.39%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Staples	0.47%	8.68%	10.15%
	Real Estate	0.29%	1.15%	0.97%
	Other**	0.15%	1.48%	0.00%
	Industrials	0.08%	11.56%	10.05%
	Utilities	-0.14%	0.00%	3.32%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	-2.29%	16.76%	14.59%
	Consumer Discretionary	-1.17%	20.77%	12.56%
	Energy	-0.98%	0.00%	7.05%
	Information Technology	-0.68%	19.82%	20.60%
	Financials	-0.55%	15.53%	15.17%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Portfolio At A Glance

December 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	3.2%
Boeing Co
Aerospace & Defense	2.6%
Mastercard Inc
Information Technology Services	2.6%
Altria Group Inc
Tobacco	2.4%
Amgen Inc
Biotechnology	2.2%
13.0%

Asset Allocation - (% of Net Assets)
Common Stocks	62.6%
Corporate Bonds	16.2%
Mortgage-Backed Securities	8.4%
U.S. Government Agency Notes	3.7%
United States Treasury Notes/Bonds	3.1%
Asset-Backed/Commercial Mortgage-Backed Securities	2.7%
Bank Loans and Mezzanine Loans	1.8%
Inflation-Indexed Bonds	0.6%
Investment Companies	0.6%
Preferred Stocks	0.3%
Other	(0.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2016	As of December 31, 2015

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Janus Aspen Balanced Portfolio (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016					per the May 1, 2016 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	4.60%	9.29%	7.24%	9.59%	0.63%
Service Shares	4.32%	9.02%	6.97%	9.42%	0.89%
S&P 500 Index	11.96%	14.66%	6.95%	9.13%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%	5.29%
Balanced Index	7.84%	9.07%	6.06%	7.66%
Morningstar Quartile - Institutional Shares	4th	1st	1st	1st
Morningstar Ranking - based on total returns for Allocation - 50% to 70% Equity Funds	730/829	156/701	18/557	10/224
Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, portfolio holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

Returns shown do not represent actual returns since they do not include insurance charges. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

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Performance

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio's holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

Effective April 1, 2016, Jeremiah Buckley, Marc Pinto, Mayur Saigal and Darrell Watters are Co-Portfolio Managers of the Portfolio.

*The Portfolio’s inception date – September 13, 1993

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Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Institutional Shares	$1,000.00	$1,050.50	$3.25	$1,000.00	$1,021.97	$3.20	0.63%
Service Shares	$1,000.00	$1,049.20	$4.58	$1,000.00	$1,020.66	$4.52	0.89%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 2.7%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$1,718,000	$1,747,809
AmeriCredit Automobile Receivables Trust 2012-4, 3.8200%, 2/10/20 (144A)	792,000	794,770
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	1,180,000	1,193,143
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	1,165,000	1,186,551
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	7,019,000	6,937,299
Aventura Mall Trust 2013-AVM, 3.7427%, 12/5/32 (144A)‡	1,540,000	1,557,716
Banc of America Commercial Mortgage Trust 2007-3, 5.5485%, 6/10/49‡	1,019,148	1,032,673
Capital Auto Receivables Asset Trust 2013-4, 3.8300%, 7/20/22 (144A)	641,000	650,897
CGBAM Commercial Mortgage Trust 2014-HD, 3.5382%, 2/15/31 (144A)‡	558,000	549,301
CKE Restaurant Holdings Inc, 4.4740%, 3/20/43 (144A)	3,208,750	3,166,920
COBALT CMBS Commercial Mortgage Trust 2007-C2, 5.5680%, 4/15/47‡	449,743	450,165
COMM 2007-C9 Mortgage Trust, 5.6500%, 12/10/49‡	1,140,000	1,160,153
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	779,573	796,693
Core Industrial Trust 2015-TEXW, 3.8487%, 2/10/34 (144A)‡	1,547,000	1,496,065
Cosmopolitan Hotel Trust 2016-COSMO, 2.8039%, 11/15/33 (144A)‡	532,000	534,667
Cosmopolitan Hotel Trust 2016-COSMO, 4.2039%, 11/15/33 (144A)‡	694,000	697,914
Cosmopolitan Hotel Trust 2016-COSMO, 5.3539%, 11/15/33 (144A)‡	1,024,000	1,030,714
Domino's Pizza Master Issuer LLC, 5.2160%, 1/25/42 (144A)	1,314,210	1,340,446
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	3,100,680	3,068,433
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	1,107,877	1,025,499
GAHR Commercial Mortgage Trust 2015-NRF, 3.3822%, 12/15/34 (144A)‡	768,000	763,300
GS Mortgage Securities Corp II, 3.4350%, 12/10/27 (144A)‡	1,867,000	1,762,900
GS Mortgage Securities Corp Trust 2013-NYC5, 3.6490%, 1/10/30 (144A)‡	765,000	777,287
Hilton USA Trust 2013-HLT, 4.4534%, 11/5/30 (144A)‡	1,032,000	1,033,350
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	336,000	338,350
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
4.0090%, 10/5/31 (144A)‡	513,000	509,944
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
3.4539%, 7/15/36 (144A)‡	514,000	517,201
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
5.2039%, 7/15/36 (144A)‡	1,634,000	1,644,205
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	1,084,000	1,048,289
LB-UBS Commercial Mortgage Trust 2006-C1, 5.2760%, 2/15/41‡	955,368	955,415
LB-UBS Commercial Mortgage Trust 2007-C1, 5.4840%, 2/15/40	1,183,007	1,184,041
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	685,350	691,027
LB-UBS Commercial Mortgage Trust 2007-C7, 6.2452%, 9/15/45‡	932,101	939,789
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	570,000	563,492
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	490,000	480,261
Santander Drive Auto Receivables Trust 2012-6, 2.5200%, 9/17/18	585,942	586,720
Santander Drive Auto Receivables Trust 2013-4, 4.6700%, 1/15/20 (144A)	2,189,000	2,226,828
Santander Drive Auto Receivables Trust 2013-A, 4.7100%, 1/15/21 (144A)	1,166,000	1,195,550
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	1,237,000	1,251,467
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	2,120,000	2,154,832
Starwood Retail Property Trust 2014-STAR, 3.2039%, 11/15/27 (144A)‡	654,000	644,567
Starwood Retail Property Trust 2014-STAR, 3.9539%, 11/15/27 (144A)‡	1,997,000	1,902,548
Starwood Retail Property Trust 2014-STAR, 4.8539%, 11/15/27 (144A)‡	1,059,000	1,000,623
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	2,286,270	2,294,558
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.3830%, 12/15/43	1,991,086	1,991,534
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	3,122,572	3,150,274
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 5.9692%, 2/15/51‡	2,196,098	2,201,817
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 5.9416%, 5/15/46‡	721,799	723,466
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.2882%, 1/15/27 (144A)‡	618,000	602,821
Wells Fargo Commercial Mortgage Trust 2014-TISH, 2.9540%, 2/15/27 (144A)‡	1,192,000	1,195,425
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.7880%, 2/15/27 (144A)‡	309,000	309,049
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	3,743,613	3,737,907
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $71,333,700)		70,796,665

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2016

Janus Aspen Balanced Portfolio

Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – 1.8%
Basic Industry – 0.1%
Axalta Coating Systems US Holdings Inc, 3.4982%, 2/1/23(a),‡	$2,987,360	$3,015,381
Communications – 0.6%
Charter Communications Operating LLC, 3.0200%, 7/1/20‡	918,859	922,690
Charter Communications Operating LLC, 3.0200%, 1/3/21‡	1,377,296	1,382,653
Charter Communications Operating LLC, 3.5000%, 1/15/24‡	2,384,020	2,396,369
Level 3 Financing Inc, 4.0000%, 1/15/20(a),‡	286,000	289,718
Level 3 Financing Inc, 3.5000%, 5/31/22‡	4,369,000	4,418,151
Mission Broadcasting Inc, 0%, 9/26/23(a),‡	93,764	94,496
Nexstar Broadcasting Inc, 0%, 9/26/23(a),‡	1,052,236	1,060,454
Nielsen Finance LLC, 3.1542%, 10/4/23‡	2,226,694	2,249,896
T-Mobile USA Inc, 3.5200%, 11/9/22‡	1,826,165	1,847,093
		14,661,520
Consumer Cyclical – 0.6%
Aramark Services Inc, 3.3533%, 9/7/19‡	1,627,907	1,643,176
Aramark Services Inc, 3.4982%, 2/24/21‡	2,220,583	2,239,214
Hilton Worldwide Finance LLC, 3.5000%, 10/26/20‡	123,151	124,160
Hilton Worldwide Finance LLC, 3.2561%, 10/25/23(a),‡	5,316,605	5,373,758
KFC Holding Co, 3.4862%, 6/16/23‡	5,061,281	5,127,735
Landry's Inc, 4.0000%, 10/4/23‡	2,484,000	2,506,629
		17,014,672
Consumer Non-Cyclical – 0.2%
HCA Inc, 3.5200%, 2/15/24‡	2,790,008	2,821,841
Quintiles IMS Inc, 3.5000%, 3/17/21‡	1,296,343	1,303,745
Tumi Holdings Inc, 3.3556%, 8/1/21‡	917,000	916,239
		5,041,825
Technology – 0.3%
Avago Technologies Cayman Finance Ltd, 3.7039%, 2/1/23(a),‡	5,760,886	5,840,098
CommScope Inc, 3.2700%, 12/29/22(a),‡	1,811,243	1,826,638
		7,666,736
Total Bank Loans and Mezzanine Loans (cost $47,188,941)		47,400,134
Corporate Bonds – 16.2%
Asset-Backed Securities – 0.1%
American Tower Trust #1, 1.5510%, 3/15/18 (144A)	2,200,000	2,198,005
Banking – 2.4%
Ally Financial Inc, 3.2500%, 11/5/18	1,243,000	1,244,554
Ally Financial Inc, 8.0000%, 12/31/18	506,000	552,173
Bank of America Corp, 5.4200%, 3/15/17	600,000	604,346
Bank of America Corp, 3.8750%, 3/22/17	473,000	475,677
Bank of America Corp, 5.7000%, 5/2/17	1,513,000	1,533,596
Bank of America Corp, 4.1830%, 11/25/27	5,153,000	5,148,409
Bank of America Corp, 6.3000%µ	1,024,000	1,070,080
Bank of America NA, 5.3000%, 3/15/17	2,520,000	2,539,512
Citigroup Inc, 2.3607%, 9/1/23‡	2,669,000	2,722,068
Citizens Financial Group Inc, 3.7500%, 7/1/24	764,000	738,662
Citizens Financial Group Inc, 4.3500%, 8/1/25	525,000	526,771
Citizens Financial Group Inc, 4.3000%, 12/3/25	2,932,000	2,974,408
Credit Suisse AG/New York NY, 1.3750%, 5/26/17	586,000	586,127
Discover Financial Services, 3.9500%, 11/6/24	1,401,000	1,386,784
Discover Financial Services, 3.7500%, 3/4/25	1,909,000	1,863,988
Goldman Sachs Capital I, 6.3450%, 2/15/34	3,132,000	3,718,702
Goldman Sachs Group Inc, 5.6250%, 1/15/17	878,000	879,072
Goldman Sachs Group Inc, 3.7500%, 2/25/26	1,832,000	1,834,867
JPMorgan Chase & Co, 2.2950%, 8/15/21	3,527,000	3,458,446
JPMorgan Chase & Co, 3.3750%, 5/1/23	3,430,000	3,414,195
Morgan Stanley, 5.5500%, 4/27/17	874,000	885,556
Morgan Stanley, 2.4500%, 2/1/19	1,301,000	1,309,463
Morgan Stanley, 2.8000%, 6/16/20	1,435,000	1,445,732
Morgan Stanley, 4.8750%, 11/1/22	916,000	980,647
Morgan Stanley, 3.9500%, 4/23/27	1,939,000	1,916,498

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Aspen Balanced Portfolio

Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
Murray Street Investment Trust I, 4.6470%, 3/9/17Ç	$3,570,000	$3,588,600
Santander UK PLC, 5.0000%, 11/7/23 (144A)	3,280,000	3,336,823
SVB Financial Group, 5.3750%, 9/15/20	2,363,000	2,558,519
Synchrony Financial, 2.6000%, 1/15/19	97,000	97,458
Synchrony Financial, 3.0000%, 8/15/19	1,891,000	1,914,677
Synchrony Financial, 4.5000%, 7/23/25	2,686,000	2,755,495
UBS AG, 4.7500%, 5/22/23‡	1,681,000	1,714,620
UBS AG/Jersey, 7.2500%, 2/22/22‡	305,000	306,805
Wells Fargo & Co, 2.1000%, 5/8/17	842,000	844,374
Wells Fargo & Co, 3.0000%, 4/22/26	867,000	826,152
Wells Fargo & Co, 5.8750%µ	1,576,000	1,654,642
		63,408,498
Basic Industry – 0.4%
Air Liquide Finance SA, 1.7500%, 9/27/21 (144A)	923,000	886,254
ArcelorMittal, 7.2500%, 2/25/22‡	173,000	195,058
Ashland LLC, 3.8750%, 4/15/18	1,272,000	1,305,390
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	3,919,000	3,961,991
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	1,991,000	2,011,221
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	1,984,000	1,994,164
Steel Dynamics Inc, 5.0000%, 12/15/26 (144A)	228,000	227,145
		10,581,223
Brokerage – 1.4%
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	1,021,000	1,029,261
Charles Schwab Corp, 3.0000%, 3/10/25	795,000	779,004
Charles Schwab Corp, 4.6250%µ	1,510,000	1,419,400
Charles Schwab Corp, 7.0000%µ	2,196,000	2,497,950
E*TRADE Financial Corp, 5.3750%, 11/15/22	2,630,000	2,782,606
E*TRADE Financial Corp, 4.6250%, 9/15/23	3,515,000	3,585,300
Intercontinental Exchange Inc, 3.7500%, 12/1/25	2,289,000	2,348,180
Lazard Group LLC, 4.2500%, 11/14/20	2,633,000	2,751,309
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
5.8750%, 3/15/22 (144A)	2,994,000	3,095,047
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	2,763,000	2,189,705
Raymond James Financial Inc, 5.6250%, 4/1/24	5,987,000	6,659,604
Raymond James Financial Inc, 3.6250%, 9/15/26	593,000	577,455
Scottrade Financial Services Inc, 6.1250%, 7/11/21 (144A)	846,000	955,698
TD Ameritrade Holding Corp, 2.9500%, 4/1/22	2,253,000	2,278,761
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	4,163,000	4,220,961
		37,170,241
Capital Goods – 0.6%
Arconic Inc, 5.1250%, 10/1/24	239,000	244,975
Ball Corp, 4.3750%, 12/15/20	1,340,000	1,400,300
CNH Industrial Capital LLC, 3.6250%, 4/15/18	1,449,000	1,467,113
General Electric Co, 5.0000%µ	2,502,000	2,596,325
L-3 Communications Corp, 3.8500%, 12/15/26	404,000	400,981
Martin Marietta Materials Inc, 4.2500%, 7/2/24	1,310,000	1,329,469
Masco Corp, 3.5000%, 4/1/21	1,291,000	1,294,228
Masco Corp, 4.3750%, 4/1/26	216,000	219,687
Owens Corning, 4.2000%, 12/1/24	1,207,000	1,234,916
Owens Corning, 3.4000%, 8/15/26	414,000	392,693
Vulcan Materials Co, 7.0000%, 6/15/18	1,559,000	1,664,232
Vulcan Materials Co, 7.5000%, 6/15/21	882,000	1,038,555
Vulcan Materials Co, 4.5000%, 4/1/25	2,528,000	2,641,760
Xylem Inc/NY, 3.2500%, 11/1/26	593,000	574,960
		16,500,194
Communications – 1.6%
American Tower Corp, 3.3000%, 2/15/21	2,064,000	2,085,835
American Tower Corp, 3.4500%, 9/15/21	214,000	216,569

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2016

Janus Aspen Balanced Portfolio

Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Communications – (continued)
American Tower Corp, 3.5000%, 1/31/23	$379,000	$379,750
American Tower Corp, 4.4000%, 2/15/26	1,353,000	1,380,724
American Tower Corp, 3.3750%, 10/15/26	2,498,000	2,361,297
BellSouth LLC, 4.4000%, 4/26/17 (144A)	10,129,000	10,232,822
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	1,927,000	1,984,810
Charter Communications Operating LLC / Charter Communications Operating
Capital, 4.9080%, 7/23/25	3,098,000	3,261,014
Comcast Corp, 2.3500%, 1/15/27	1,244,000	1,147,913
Cox Communications Inc, 3.3500%, 9/15/26 (144A)	2,599,000	2,478,188
Crown Castle International Corp, 4.8750%, 4/15/22	3,225,000	3,433,980
Crown Castle International Corp, 5.2500%, 1/15/23	1,685,000	1,813,481
SBA Tower Trust, 2.9330%, 12/11/17 (144A)	1,253,000	1,254,299
Time Warner Cable LLC, 5.8500%, 5/1/17	1,844,000	1,870,126
UBM PLC, 5.7500%, 11/3/20 (144A)	2,580,000	2,710,378
Verizon Communications Inc, 1.7500%, 8/15/21	824,000	789,722
Verizon Communications Inc, 2.6250%, 8/15/26	4,762,000	4,376,988
Verizon Communications Inc, 4.1250%, 8/15/46	1,046,000	944,739
		42,722,635
Consumer Cyclical – 1.2%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	2,750,000	2,805,000
Brinker International Inc, 3.8750%, 5/15/23	2,716,000	2,570,015
CVS Health Corp, 2.8000%, 7/20/20	4,107,000	4,166,391
CVS Health Corp, 4.7500%, 12/1/22	1,025,000	1,111,892
CVS Health Corp, 5.0000%, 12/1/24	1,371,000	1,499,086
DR Horton Inc, 4.7500%, 5/15/17	813,000	820,114
DR Horton Inc, 3.7500%, 3/1/19	1,806,000	1,842,120
DR Horton Inc, 4.0000%, 2/15/20	346,000	355,515
Ford Motor Co, 4.3460%, 12/8/26	1,499,000	1,512,567
Ford Motor Credit Co LLC, 3.0000%, 6/12/17	576,000	579,343
General Motors Co, 4.8750%, 10/2/23	825,000	863,919
General Motors Financial Co Inc, 3.7000%, 5/9/23	876,000	861,047
Hanesbrands Inc, 4.6250%, 5/15/24 (144A)	3,392,000	3,290,240
IHO Verwaltungs GmbH, 4.1250%, 9/15/21 (144A)	569,000	574,690
IHO Verwaltungs GmbH, 4.5000%, 9/15/23 (144A)	262,000	256,105
MDC Holdings Inc, 5.5000%, 1/15/24	1,982,000	2,046,415
Schaeffler Finance BV, 4.2500%, 5/15/21 (144A)	807,000	823,140
Toll Brothers Finance Corp, 4.0000%, 12/31/18	716,000	734,795
Toll Brothers Finance Corp, 5.8750%, 2/15/22	653,000	708,505
Toll Brothers Finance Corp, 4.3750%, 4/15/23	374,000	373,065
Walgreens Boots Alliance Inc, 2.6000%, 6/1/21	659,000	654,283
Walgreens Boots Alliance Inc, 3.1000%, 6/1/23	418,000	414,778
Walgreens Boots Alliance Inc, 3.4500%, 6/1/26	1,699,000	1,665,321
Walgreens Boots Alliance Inc, 4.6500%, 6/1/46	292,000	295,729
ZF North America Capital Inc, 4.5000%, 4/29/22 (144A)	545,000	562,031
		31,386,106
Consumer Non-Cyclical – 2.5%
AbbVie Inc, 3.2000%, 5/14/26	3,482,000	3,308,046
Actavis Funding SCS, 3.0000%, 3/12/20	3,417,000	3,462,675
Anheuser-Busch InBev Finance Inc, 2.6500%, 2/1/21	711,000	714,262
Anheuser-Busch InBev Finance Inc, 3.3000%, 2/1/23	3,258,000	3,312,373
Anheuser-Busch InBev Finance Inc, 3.6500%, 2/1/26	5,937,000	6,017,915
Anheuser-Busch InBev Finance Inc, 4.9000%, 2/1/46	1,666,000	1,788,839
Becton Dickinson and Co, 1.8000%, 12/15/17	1,598,000	1,601,530
Constellation Brands Inc, 4.2500%, 5/1/23	2,469,000	2,560,081
Constellation Brands Inc, 3.7000%, 12/6/26	583,000	569,614
Danone SA, 2.0770%, 11/2/21 (144A)	2,683,000	2,602,918
Danone SA, 2.5890%, 11/2/23 (144A)	1,618,000	1,557,191
Express Scripts Holding Co, 4.5000%, 2/25/26	1,850,000	1,901,987
HCA Inc, 3.7500%, 3/15/19	1,320,000	1,356,300

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Aspen Balanced Portfolio

Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
HCA Inc, 5.3750%, 2/1/25	$344,000	$344,860
Kraft Heinz Foods Co, 2.8000%, 7/2/20	1,617,000	1,631,236
Kraft Heinz Foods Co, 3.5000%, 7/15/22	1,381,000	1,400,402
Kraft Heinz Foods Co, 3.0000%, 6/1/26	1,700,000	1,593,673
Life Technologies Corp, 6.0000%, 3/1/20	1,591,000	1,732,139
Molson Coors Brewing Co, 3.0000%, 7/15/26	3,336,000	3,148,860
Molson Coors Brewing Co, 4.2000%, 7/15/46	800,000	744,349
Newell Brands Inc, 3.1500%, 4/1/21	705,000	716,881
Newell Brands Inc, 3.8500%, 4/1/23	668,000	692,202
Newell Brands Inc, 5.0000%, 11/15/23	1,337,000	1,433,461
Newell Brands Inc, 4.2000%, 4/1/26	3,146,000	3,279,249
Perrigo Finance Unlimited Co, 3.9000%, 12/15/24	1,784,000	1,744,242
Perrigo Finance Unlimited Co, 4.3750%, 3/15/26	745,000	744,739
Shire Acquisitions Investments Ireland DAC, 2.4000%, 9/23/21	1,572,000	1,517,098
Shire Acquisitions Investments Ireland DAC, 2.8750%, 9/23/23	2,121,000	2,013,565
Shire Acquisitions Investments Ireland DAC, 3.2000%, 9/23/26	2,133,000	1,990,471
Smithfield Foods Inc, 5.2500%, 8/1/18 (144A)	162,000	163,823
Sysco Corp, 2.5000%, 7/15/21	539,000	532,763
Sysco Corp, 3.3000%, 7/15/26	1,352,000	1,324,799
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	2,259,000	2,287,237
Universal Health Services Inc, 5.0000%, 6/1/26 (144A)	1,803,000	1,757,925
Wm Wrigley Jr Co, 2.4000%, 10/21/18 (144A)	3,822,000	3,855,485
Wm Wrigley Jr Co, 3.3750%, 10/21/20 (144A)	1,239,000	1,272,688
		66,675,878
Electric – 0.5%
Dominion Resources Inc/VA, 2.0000%, 8/15/21	298,000	288,723
Dominion Resources Inc/VA, 2.8500%, 8/15/26	412,000	385,145
Duke Energy Corp, 1.8000%, 9/1/21	799,000	768,950
Duke Energy Corp, 2.6500%, 9/1/26	1,249,000	1,163,942
IPALCO Enterprises Inc, 5.0000%, 5/1/18	1,148,000	1,185,310
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	2,118,000	2,283,566
Southern Co, 2.3500%, 7/1/21	2,426,000	2,382,097
Southern Co, 2.9500%, 7/1/23	1,736,000	1,711,217
Southern Co, 3.2500%, 7/1/26	2,439,000	2,370,213
		12,539,163
Energy – 1.8%
Anadarko Petroleum Corp, 4.8500%, 3/15/21	355,000	380,340
Anadarko Petroleum Corp, 5.5500%, 3/15/26	2,215,000	2,475,929
Antero Resources Corp, 5.3750%, 11/1/21	2,087,000	2,133,957
Buckeye Partners LP, 3.9500%, 12/1/26	435,000	423,748
Canadian Natural Resources Ltd, 5.7000%, 5/15/17	478,000	485,104
Canadian Natural Resources Ltd, 5.9000%, 2/1/18	851,000	885,756
Cenovus Energy Inc, 5.7000%, 10/15/19	54,000	57,739
Cimarex Energy Co, 5.8750%, 5/1/22	1,753,000	1,822,084
Cimarex Energy Co, 4.3750%, 6/1/24	592,000	614,960
ConocoPhillips Co, 4.2000%, 3/15/21	1,632,000	1,732,143
ConocoPhillips Co, 4.9500%, 3/15/26	2,049,000	2,259,088
Diamond Offshore Drilling Inc, 5.8750%, 5/1/19	404,000	419,049
Energy Transfer Partners LP, 4.1500%, 10/1/20	1,208,000	1,250,048
Energy Transfer Partners LP, 4.7500%, 1/15/26	1,058,000	1,092,377
Helmerich & Payne International Drilling Co, 4.6500%, 3/15/25	4,177,000	4,310,764
Hess Corp, 4.3000%, 4/1/27	1,771,000	1,760,252
Hiland Partners Holdings LLC / Hiland Partners Finance Corp,
5.5000%, 5/15/22 (144A)	1,161,000	1,212,200
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	1,107,000	1,177,661
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	1,184,000	1,214,358
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	115,000	128,836
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	1,636,000	1,766,860
MPLX LP, 4.5000%, 7/15/23	514,000	521,509

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2016

Janus Aspen Balanced Portfolio

Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Oceaneering International Inc, 4.6500%, 11/15/24	$2,572,000	$2,533,896
Phillips 66 Partners LP, 3.6050%, 2/15/25	1,324,000	1,295,040
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	2,604,000	2,686,833
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	1,530,000	1,681,546
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27 (144A)	2,614,000	2,636,872
Spectra Energy Partners LP, 4.7500%, 3/15/24	2,846,000	3,018,192
Tesoro Logistics LP / Tesoro Logistics Finance Corp, 5.2500%, 1/15/25	694,000	708,748
Western Gas Partners LP, 5.3750%, 6/1/21	2,512,000	2,699,641
Williams Cos Inc, 3.7000%, 1/15/23	729,000	703,485
Williams Partners LP / ACMP Finance Corp, 4.8750%, 5/15/23	1,972,000	2,007,439
Williams Partners LP / ACMP Finance Corp, 4.8750%, 3/15/24	183,000	184,637
		48,281,091
Finance Companies – 0.3%
CIT Group Inc, 4.2500%, 8/15/17	4,903,000	4,964,287
CIT Group Inc, 5.5000%, 2/15/19 (144A)	1,443,000	1,522,365
International Lease Finance Corp, 8.7500%, 3/15/17	1,081,000	1,095,864
		7,582,516
Financial Institutions – 0.5%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	2,614,000	2,692,417
Kennedy-Wilson Inc, 5.8750%, 4/1/24	4,445,000	4,528,344
LeasePlan Corp NV, 2.5000%, 5/16/18 (144A)	4,630,000	4,636,051
		11,856,812
Industrial – 0%
Cintas Corp No 2, 4.3000%, 6/1/21	1,112,000	1,179,174
Insurance – 0.4%
Aetna Inc, 2.4000%, 6/15/21	1,495,000	1,486,896
Aetna Inc, 2.8000%, 6/15/23	1,082,000	1,064,583
Aetna Inc, 3.2000%, 6/15/26	4,670,000	4,613,073
Berkshire Hathaway Inc, 3.1250%, 3/15/26	401,000	397,819
CNO Financial Group Inc, 4.5000%, 5/30/20	627,000	642,675
Voya Financial Inc, 5.6500%, 5/15/53‡	1,626,000	1,601,610
		9,806,656
Real Estate Investment Trusts (REITs) – 0.6%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	1,136,000	1,132,679
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	3,249,000	3,433,943
Alexandria Real Estate Equities Inc, 4.5000%, 7/30/29	1,760,000	1,757,928
Post Apartment Homes LP, 4.7500%, 10/15/17	1,505,000	1,527,993
Senior Housing Properties Trust, 6.7500%, 4/15/20	736,000	796,077
Senior Housing Properties Trust, 6.7500%, 12/15/21	817,000	913,578
SL Green Realty Corp, 5.0000%, 8/15/18	1,756,000	1,828,568
SL Green Realty Corp, 7.7500%, 3/15/20	3,448,000	3,890,192
		15,280,958
Technology – 1.6%
Cadence Design Systems Inc, 4.3750%, 10/15/24	4,105,000	4,020,322
Fidelity National Information Services Inc, 3.6250%, 10/15/20	1,227,000	1,269,336
Fidelity National Information Services Inc, 5.0000%, 3/15/22	540,000	554,888
Fidelity National Information Services Inc, 4.5000%, 10/15/22	1,597,000	1,702,736
Fidelity National Information Services Inc, 3.0000%, 8/15/26	2,056,000	1,930,559
NXP BV / NXP Funding LLC, 4.1250%, 6/15/20 (144A)	772,000	799,020
NXP BV / NXP Funding LLC, 4.1250%, 6/1/21 (144A)	501,000	517,283
NXP BV / NXP Funding LLC, 3.8750%, 9/1/22 (144A)	2,190,000	2,217,375
NXP BV / NXP Funding LLC, 4.6250%, 6/1/23 (144A)	1,207,000	1,267,350
Seagate HDD Cayman, 4.7500%, 1/1/25	2,053,000	1,955,883
Seagate HDD Cayman, 4.8750%, 6/1/27	670,000	602,958
Seagate HDD Cayman, 5.7500%, 12/1/34	633,000	539,633
Total System Services Inc, 3.8000%, 4/1/21	1,313,000	1,354,098
Total System Services Inc, 4.8000%, 4/1/26	3,663,000	3,941,677
Trimble Inc, 4.7500%, 12/1/24	4,541,000	4,593,208
TSMC Global Ltd, 1.6250%, 4/3/18 (144A)	6,273,000	6,247,651

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	15

Janus Aspen Balanced Portfolio

Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
Verisk Analytics Inc, 4.8750%, 1/15/19	$1,497,000	$1,568,816
Verisk Analytics Inc, 5.8000%, 5/1/21	2,531,000	2,813,910
Verisk Analytics Inc, 4.1250%, 9/12/22	1,459,000	1,518,479
Verisk Analytics Inc, 5.5000%, 6/15/45	1,716,000	1,821,561
		41,236,743
Transportation – 0.3%
Penske Truck Leasing Co Lp / PTL Finance Corp, 3.3750%, 3/15/18 (144A)	2,480,000	2,523,102
Penske Truck Leasing Co Lp / PTL Finance Corp, 2.5000%, 6/15/19 (144A)	1,598,000	1,601,469
Penske Truck Leasing Co Lp / PTL Finance Corp, 4.8750%, 7/11/22 (144A)	246,000	263,712
Penske Truck Leasing Co Lp / PTL Finance Corp, 4.2500%, 1/17/23 (144A)	1,357,000	1,408,012
Southwest Airlines Co, 5.1250%, 3/1/17	1,589,000	1,598,221
		7,394,516
Total Corporate Bonds (cost $424,476,000)		425,800,409
Inflation-Indexed Bonds – 0.6%
United States Treasury Inflation Indexed Bonds, 0.1250%, 7/15/26ÇÇ (cost $15,167,870)	15,644,007	15,125,377
Mortgage-Backed Securities – 8.4%
Fannie Mae Pool:
6.0000%, 8/1/22	485,477	519,233
5.5000%, 1/1/25	210,283	223,650
4.0000%, 3/1/29	866,573	919,047
4.0000%, 6/1/29	401,378	425,941
4.0000%, 7/1/29	851,494	898,938
4.0000%, 9/1/29	857,265	905,393
5.0000%, 9/1/29	632,425	689,083
3.5000%, 10/1/29	116,474	122,438
5.0000%, 1/1/30	239,898	261,174
4.0000%, 4/1/34	1,019,034	1,081,995
6.0000%, 10/1/35	715,234	815,513
6.0000%, 12/1/35	801,035	915,887
6.0000%, 2/1/37	137,865	160,819
6.0000%, 9/1/37	471,333	504,333
6.0000%, 10/1/38	525,183	595,033
7.0000%, 2/1/39	220,272	265,112
5.5000%, 12/1/39	1,136,412	1,271,074
5.5000%, 3/1/40	937,324	1,064,877
5.5000%, 4/1/40	2,473,733	2,758,613
4.5000%, 10/1/40	204,632	220,937
5.0000%, 10/1/40	409,936	454,949
5.5000%, 2/1/41	513,988	583,862
5.0000%, 5/1/41	1,157,467	1,266,126
5.5000%, 5/1/41	776,842	867,037
5.5000%, 6/1/41	1,300,173	1,450,607
5.5000%, 6/1/41	1,129,927	1,279,727
5.5000%, 7/1/41	137,087	152,962
4.5000%, 8/1/41	841,806	908,966
5.5000%, 12/1/41	1,157,328	1,294,943
4.5000%, 1/1/42	222,177	238,999
5.5000%, 2/1/42	4,612,277	5,139,956
4.0000%, 6/1/42	1,612,363	1,709,336
4.5000%, 6/1/42	330,833	354,827
3.5000%, 7/1/42	1,018,224	1,049,469
4.0000%, 7/1/42	303,757	321,946
4.0000%, 8/1/42	723,414	766,872
4.0000%, 9/1/42	1,435,273	1,522,173
4.0000%, 9/1/42	930,992	987,127
4.0000%, 11/1/42	1,132,516	1,201,188
4.5000%, 11/1/42	536,933	581,732
4.0000%, 12/1/42	808,603	856,590

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2016

Janus Aspen Balanced Portfolio

Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
3.5000%, 1/1/43	$1,956,775	$2,016,842
3.5000%, 2/1/43	4,247,601	4,377,899
3.5000%, 2/1/43	3,959,735	4,081,524
4.5000%, 3/1/43	1,579,965	1,746,261
4.0000%, 5/1/43	2,439,172	2,586,265
4.0000%, 8/1/43	2,863,904	3,036,977
4.0000%, 9/1/43	696,125	737,992
3.5000%, 1/1/44	3,425,218	3,535,522
3.5000%, 1/1/44	1,528,702	1,577,711
4.0000%, 2/1/44	1,913,920	2,029,999
3.5000%, 4/1/44	1,748,415	1,801,936
4.5000%, 5/1/44	187,334	204,698
5.5000%, 5/1/44	1,057,148	1,179,348
4.0000%, 6/1/44	2,359,887	2,502,802
4.0000%, 7/1/44	4,391,094	4,664,327
5.0000%, 7/1/44	2,556,067	2,848,495
4.0000%, 8/1/44	2,800,327	2,974,690
4.0000%, 8/1/44	1,074,649	1,141,619
4.5000%, 8/1/44	2,926,458	3,193,709
4.5000%, 10/1/44	2,202,092	2,400,107
4.5000%, 10/1/44	1,244,823	1,350,196
3.5000%, 2/1/45	3,515,483	3,623,717
4.5000%, 3/1/45	2,170,585	2,354,371
4.0000%, 5/1/45	1,675,445	1,778,876
4.5000%, 5/1/45	1,875,920	2,044,556
4.5000%, 5/1/45	1,224,143	1,339,040
4.5000%, 6/1/45	1,130,944	1,235,782
4.5000%, 9/1/45	752,928	816,742
4.0000%, 10/1/45	3,795,470	4,017,796
4.5000%, 10/1/45	2,482,919	2,737,432
3.5000%, 12/1/45	1,105,898	1,139,110
4.0000%, 12/1/45	1,554,039	1,649,969
3.5000%, 1/1/46	2,939,963	3,027,705
3.5000%, 1/1/46	2,503,681	2,578,424
4.0000%, 1/1/46	715,890	758,190
4.5000%, 2/1/46	3,389,115	3,695,427
4.5000%, 2/1/46	1,433,187	1,556,797
4.0000%, 4/1/46	1,900,866	2,020,450
4.5000%, 4/1/46	1,821,708	1,997,999
4.0000%, 5/1/46	2,300,818	2,437,527
4.0000%, 6/1/46	785,574	833,482
3.5000%, 7/1/46	2,001,984	2,059,013
3.5000%, 7/1/46	1,983,163	2,042,590
4.5000%, 7/1/46	1,439,358	1,561,021
3.5000%, 8/1/46	1,209,201	1,241,277
		136,144,696
Freddie Mac Gold Pool:
5.0000%, 6/1/20	184,638	193,016
5.5000%, 12/1/28	533,549	591,090
3.5000%, 7/1/29	1,076,720	1,125,394
8.0000%, 4/1/32	273,293	345,133
5.5000%, 10/1/36	466,216	528,908
6.0000%, 4/1/40	2,393,727	2,793,717
5.5000%, 5/1/41	1,040,481	1,154,068
5.5000%, 8/1/41	2,308,856	2,650,875
5.5000%, 8/1/41	1,548,977	1,758,479
5.5000%, 9/1/41	350,105	388,267
5.0000%, 3/1/42	1,126,652	1,252,013
3.5000%, 2/1/44	1,380,583	1,421,364

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	17

Janus Aspen Balanced Portfolio

Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Freddie Mac Gold Pool – (continued)
4.5000%, 5/1/44	$1,326,622	$1,440,689
5.0000%, 7/1/44	965,142	1,070,463
4.0000%, 8/1/44	884,262	936,189
4.5000%, 9/1/44	4,233,373	4,631,682
4.5000%, 6/1/45	1,908,753	2,088,678
4.5000%, 2/1/46	2,108,667	2,307,900
4.5000%, 2/1/46	1,313,327	1,424,728
3.5000%, 7/1/46	3,987,574	4,101,446
		32,204,099
Ginnie Mae I Pool:
5.1000%, 1/15/32	992,301	1,132,089
7.5000%, 8/15/33	980,218	1,144,626
4.9000%, 10/15/34	1,086,692	1,239,120
5.5000%, 9/15/35	119,275	137,052
5.5000%, 3/15/36	494,997	558,621
5.5000%, 2/15/39	720,656	812,074
5.5000%, 8/15/39	2,126,547	2,470,664
5.5000%, 8/15/39	691,191	802,946
5.0000%, 10/15/39	460,161	509,124
5.5000%, 10/15/39	787,448	897,675
5.0000%, 11/15/39	728,383	799,354
5.0000%, 1/15/40	251,084	276,284
5.0000%, 5/15/40	268,534	298,813
5.0000%, 5/15/40	105,011	116,982
5.0000%, 7/15/40	774,740	850,491
5.0000%, 7/15/40	224,968	247,371
5.0000%, 2/15/41	816,270	900,405
5.0000%, 4/15/41	319,359	351,216
4.5000%, 5/15/41	1,528,900	1,725,419
5.0000%, 5/15/41	308,690	343,225
4.5000%, 7/15/41	728,898	828,766
4.5000%, 7/15/41	231,574	256,700
4.5000%, 8/15/41	2,081,336	2,298,614
5.0000%, 9/15/41	202,314	226,325
5.0000%, 11/15/43	1,449,497	1,627,991
4.5000%, 5/15/44	948,750	1,039,086
5.0000%, 6/15/44	1,454,901	1,625,324
5.0000%, 6/15/44	517,778	577,508
5.0000%, 7/15/44	595,227	663,529
4.0000%, 1/15/45	4,659,118	4,978,743
4.0000%, 4/15/45	760,796	826,587
4.0000%, 7/15/46	2,882,732	3,123,211
4.5000%, 8/15/46	5,088,169	5,573,640
		39,259,575
Ginnie Mae II Pool:
6.0000%, 11/20/34	463,821	540,638
5.5000%, 11/20/37	513,410	573,688
6.0000%, 1/20/39	192,261	215,763
7.0000%, 5/20/39	107,331	126,206
4.5000%, 10/20/41	1,335,590	1,426,579
6.0000%, 12/20/41	219,458	250,950
5.5000%, 1/20/42	486,470	542,439
6.0000%, 1/20/42	223,306	254,145
6.0000%, 2/20/42	182,561	206,747
6.0000%, 3/20/42	159,696	182,077
6.0000%, 4/20/42	630,036	723,484
3.5000%, 5/20/42	513,710	538,107
5.5000%, 5/20/42	654,621	725,518
6.0000%, 5/20/42	266,716	303,162

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	DECEMBER 31, 2016

Janus Aspen Balanced Portfolio

Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae II Pool – (continued)
5.5000%, 7/20/42	$814,248	$892,334
6.0000%, 7/20/42	171,770	192,411
6.0000%, 8/20/42	188,011	214,973
6.0000%, 9/20/42	397,398	454,796
6.0000%, 11/20/42	166,939	190,462
6.0000%, 2/20/43	244,201	278,998
3.5000%, 9/20/44	1,482,632	1,553,165
5.0000%, 12/20/44	843,224	949,454
5.0000%, 9/20/45	594,287	669,809
4.0000%, 10/20/45	1,861,953	2,006,894
		14,012,799
Total Mortgage-Backed Securities (cost $222,933,918)		221,621,169
United States Treasury Notes/Bonds – 3.1%
0.7500%, 10/31/18	9,315,000	9,246,302
1.0000%, 11/30/18	15,932,000	15,877,688
1.0000%, 11/15/19	9,356,000	9,238,947
1.2500%, 10/31/21	9,498,000	9,200,931
2.5000%, 5/15/24	3,752,000	3,803,312
2.0000%, 2/15/25	1,244,000	1,209,098
2.2500%, 11/15/25	15,906,000	15,679,212
1.6250%, 2/15/26	2,463,000	2,297,834
2.2500%, 8/15/46	11,620,000	9,745,357
2.8750%, 11/15/46	5,473,000	5,271,019
Total United States Treasury Notes/Bonds (cost $81,918,255)		81,569,700
Common Stocks – 62.6%
Aerospace & Defense – 4.7%
Boeing Co	434,103	67,581,155
General Dynamics Corp	151,160	26,099,286
Northrop Grumman Corp	123,642	28,756,656
		122,437,097
Air Freight & Logistics – 0.7%
United Parcel Service Inc	169,208	19,398,005
Automobiles – 1.6%
General Motors Co	1,219,565	42,489,645
Banks – 1.3%
US Bancorp	641,779	32,968,187
Biotechnology – 2.9%
AbbVie Inc	315,195	19,737,511
Amgen Inc	393,035	57,465,647
		77,203,158
Capital Markets – 5.7%
Blackstone Group LP	921,150	24,898,684
CME Group Inc	480,888	55,470,431
Morgan Stanley	820,498	34,666,040
TD Ameritrade Holding Corp	820,830	35,788,188
		150,823,343
Chemicals – 2.0%
LyondellBasell Industries NV	625,634	53,666,885
Construction Materials – 0.3%
Vulcan Materials Co	67,854	8,491,928
Consumer Finance – 1.7%
Synchrony Financial	1,219,991	44,249,074
Equity Real Estate Investment Trusts (REITs) – 1.6%
Colony Starwood Homes	177,602	5,116,714
Crown Castle International Corp	133,312	11,567,482
MGM Growth Properties LLC	313,241	7,928,130
Outfront Media Inc	658,277	16,371,349
		40,983,675

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	19

Janus Aspen Balanced Portfolio

Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food & Staples Retailing – 3.1%
Costco Wholesale Corp	308,209	$49,347,343
Kroger Co	537,866	18,561,756
Sysco Corp	248,168	13,741,062
		81,650,161
Food Products – 0.9%
Hershey Co	233,058	24,105,189
Health Care Equipment & Supplies – 1.3%
Medtronic PLC	465,833	33,181,285
Health Care Providers & Services – 0.8%
Aetna Inc	178,655	22,155,007
Hotels, Restaurants & Leisure – 2.3%
McDonald's Corp	74,990	9,127,783
Norwegian Cruise Line Holdings Ltd*	358,846	15,261,720
Six Flags Entertainment Corp	235,666	14,130,533
Starbucks Corp	408,431	22,676,089
		61,196,125
Household Products – 0.8%
Kimberly-Clark Corp	190,485	21,738,148
Industrial Conglomerates – 1.6%
Honeywell International Inc	358,941	41,583,315
Information Technology Services – 4.0%
Accenture PLC	193,330	22,644,743
Automatic Data Processing Inc	145,490	14,953,462
Mastercard Inc	649,881	67,100,213
		104,698,418
Internet & Direct Marketing Retail – 1.4%
Priceline Group Inc*	25,357	37,174,883
Internet Software & Services – 2.0%
Alphabet Inc - Class C*	69,254	53,451,622
Leisure Products – 1.0%
Hasbro Inc	158,615	12,338,661
Mattel Inc	494,819	13,632,263
		25,970,924
Media – 2.7%
Comcast Corp	610,729	42,170,837
Madison Square Garden Co*	38,190	6,549,967
Time Warner Inc	226,142	21,829,487
		70,550,291
Mortgage Real Estate Investment Trusts (REITs) – 0.7%
Colony Capital Inc	848,187	17,175,787
Multiline Retail – 0.8%
Dollar Tree Inc*	282,240	21,783,283
Personal Products – 0.5%
Estee Lauder Cos Inc	165,534	12,661,696
Pharmaceuticals – 2.3%
Allergan plc	62,663	13,159,857
Bristol-Myers Squibb Co	682,610	39,891,728
Eli Lilly & Co	104,116	7,657,732
		60,709,317
Real Estate Management & Development – 0.9%
CBRE Group Inc*	743,516	23,413,319
Colony American Homes III§	639,963	660,096
		24,073,415
Road & Rail – 1.2%
CSX Corp	850,647	30,563,747
Software – 4.7%
Adobe Systems Inc*	392,855	40,444,422
Microsoft Corp	1,345,018	83,579,419
		124,023,841

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	DECEMBER 31, 2016

Janus Aspen Balanced Portfolio

Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Common Stocks – (continued)
Specialty Retail – 1.3%
Home Depot Inc	263,246	$35,296,024
Technology Hardware, Storage & Peripherals – 1.5%
Apple Inc	334,535	38,745,844
Textiles, Apparel & Luxury Goods – 1.9%
NIKE Inc	991,842	50,415,329
Tobacco – 2.4%
Altria Group Inc	921,772	62,330,223
Total Common Stocks (cost $1,360,238,161)		1,647,944,871
Preferred Stocks – 0.3%
Banks – 0.1%
Citigroup Capital XIII, 7.2573%	162,000	4,182,840
Capital Markets – 0.1%
Morgan Stanley, 6.8750%	30,000	811,200
Morgan Stanley, 7.1250%	32,000	900,160
		1,711,360
Consumer Finance – 0.1%
Discover Financial Services, 6.5000%	95,000	2,439,600
Industrial Conglomerates – 0%
General Electric Co, 4.7000%	10,000	245,600
Total Preferred Stocks (cost $8,456,393)		8,579,400
Investment Companies – 0.6%
Money Markets – 0.6%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£ (cost $14,816,076)	14,816,076	14,816,076
U.S. Government Agency Notes – 3.7%
United States Treasury Bill:
0%, 3/16/17◊	$14,829,000	14,814,171
0%, 6/22/17◊	795,000	792,675
0%, 11/9/17◊	83,318,000	82,764,445
Total U.S. Government Agency Notes (cost $98,427,547)		98,371,291
Total Investments (total cost $2,344,956,861) – 100.0%		2,632,025,092
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(314,073)
Net Assets – 100%		$2,631,711,019

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,575,873,747	97.9%
Belgium	11,833,389	0.4
Netherlands	9,437,079	0.4
United Kingdom	8,330,767	0.3
Taiwan	6,247,651	0.2
Singapore	5,840,098	0.2
France	5,046,363	0.2
Canada	4,233,599	0.2
Switzerland	2,607,552	0.1
Germany	2,215,966	0.1
Luxembourg	195,058	0.0
Hong Kong	163,823	0.0

Total	$2,632,025,092	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	21

Janus Aspen Balanced Portfolio

Notes to Schedule of Investments and Other Information

Balanced Index	An internally-calculated, hypothetical combination of total returns from the S&P 500® Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%).
Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
S&P 500® Index	Measures broad U.S. equity performance.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2016 is $136,677,294, which represents 5.2% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of December 31, 2016.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of December 31, 2016.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2016. Unless otherwise indicated, all information in the table is for the year ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/15	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Liquidity Fund LLC	66,697,739	853,176,126	(905,057,789)	14,816,076	$—	$102,020	$14,816,076

22	DECEMBER 31, 2016

Janus Aspen Balanced Portfolio

Notes to Schedule of Investments and Other Information

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes III	1/30/13	$803,249	$660,096	0.0%
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	1,024,179	1,025,499	0.1
Total		$1,827,428	$1,685,595	0.1%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$70,796,665	$-
Bank Loans and Mezzanine Loans	-	47,400,134	-
Corporate Bonds	-	425,800,409	-
Inflation-Indexed Bonds	-	15,125,377	-
Mortgage-Backed Securities	-	221,621,169	-
United States Treasury Notes/Bonds	-	81,569,700	-
Common Stocks
Real Estate Management & Development	23,413,319	-	660,096
All Other	1,623,871,456	-	-
Preferred Stocks	-	8,579,400	-
Investment Companies	-	14,816,076	-
U.S. Government Agency Notes	-	98,371,291	-
Total Assets	$1,647,284,775	$984,080,221	$660,096

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Janus Aspen Balanced Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments, at cost	$2,344,956,861
Unaffiliated investments, at value	2,617,209,016
Affiliated investments, at value	14,816,076
Cash	163,894
Non-interested Trustees' deferred compensation	48,834
Receivables:
Investments sold	13,217,048
Interest	6,191,069
Dividends	3,594,331
Portfolio shares sold	735,119
Foreign tax reclaims	15,227
Dividends from affiliates	12,677
Other assets	29,568
Total Assets	2,656,032,859
Liabilities:
Payables:	—
Investments purchased	21,866,926
Advisory fees	1,280,167
12b-1 Distribution and shareholder servicing fees	490,370
Portfolio shares repurchased	402,781
Transfer agent fees and expenses	120,625
Non-interested Trustees' deferred compensation fees	48,834
Professional fees	34,908
Portfolio administration fees	22,112
Non-interested Trustees' fees and expenses	19,364
Custodian fees	3,336
Accrued expenses and other payables	32,417
Total Liabilities	24,321,840
Net Assets	$2,631,711,019
Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,333,790,025
Undistributed net investment income/(loss)	12,374,394
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(1,525,749)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	287,072,349
Total Net Assets	$2,631,711,019
Net Assets - Institutional Shares	$403,833,121
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,319,900
Net Asset Value Per Share	$30.32
Net Assets - Service Shares	$2,227,877,898
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	69,869,257
Net Asset Value Per Share	$31.89

See Notes to Financial Statements.

24	DECEMBER 31, 2016

Janus Aspen Balanced Portfolio

Statement of Operations

For the year ended December 31, 2016

Investment Income:
Dividends	$33,322,318
Interest	26,917,930
Dividends from affiliates	102,020
Other income	262,233
Total Investment Income	60,604,501
Expenses:
Advisory fees	12,909,963
12b-1Distribution and shareholder servicing fees:
Service Shares	4,838,431
Transfer agent administrative fees and expenses:
Institutional Shares	138,695
Service Shares	676,687
Other transfer agent fees and expenses:
Institutional Shares	7,144
Service Shares	18,459
Portfolio administration fees	211,812
Professional fees	85,664
Non-interested Trustees’ fees and expenses	75,012
Shareholder reports expense	57,021
Custodian fees	28,775
Registration fees	20,144
Other expenses	408,412
Total Expenses	19,476,219
Net Investment Income/(Loss)	41,128,282
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	3,486,187
Total Net Realized Gain/(Loss) on Investments	3,486,187
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	58,375,166
Total Change in Unrealized Net Appreciation/Depreciation	58,375,166
Net Increase/(Decrease) in Net Assets Resulting from Operations	$102,989,635

See Notes to Financial Statements.

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Janus Aspen Balanced Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015

Operations:
Net investment income/(loss)	$41,128,282	$38,891,345
Net realized gain/(loss) on investments	3,486,187	25,746,146
Change in unrealized net appreciation/depreciation	58,375,166	(59,661,731)
Net Increase/(Decrease) in Net Assets Resulting from Operations	102,989,635	4,975,760
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Institutional Shares	(9,062,439)	(7,464,551)
Service Shares	(39,619,594)	(23,906,755)
Total Dividends from Net Investment Income	(48,682,033)	(31,371,306)
Distributions from Net Realized Gain from Investment Transactions
Institutional Shares	(6,034,450)	(15,890,685)
Service Shares	(26,828,177)	(54,459,823)
Total Distributions from Net Realized Gain from Investment Transactions	(32,862,627)	(70,350,508)
Net Decrease from Dividends and Distributions to Shareholders	(81,544,660)	(101,721,814)
Capital Share Transactions:
Institutional Shares	(42,473,989)	(11,017,373)
Service Shares	376,338,116	680,114,575
Net Increase/(Decrease) from Capital Share Transactions	333,864,127	669,097,202
Net Increase/(Decrease) in Net Assets	355,309,102	572,351,148
Net Assets:
Beginning of period	2,276,401,917	1,704,050,769
End of period	$2,631,711,019	$2,276,401,917

Undistributed Net Investment Income/(Loss)	$12,374,394	$20,123,919

See Notes to Financial Statements.

26	DECEMBER 31, 2016

Janus Aspen Balanced Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during each year ended December 31	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$30.08	$31.43	$30.26		$27.17	$26.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.58(1)	0.63(1)	0.62(1)		0.56	1.14
Net realized and unrealized gain/(loss)	0.77	(0.41)	1.92		4.67	2.30
Total from Investment Operations	1.35	0.22	2.54		5.23	3.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.67)	(0.50)	(0.55)		(0.45)	(0.80)
Distributions (from capital gains)	(0.44)	(1.07)	(0.82)		(1.69)	(2.09)
Total Dividends and Distributions	(1.11)	(1.57)	(1.37)		(2.14)	(2.89)
Net Asset Value, End of Period	$30.32	$30.08	$31.43		$30.26	$27.17
Total Return*	4.60%	0.62%	8.54%		20.11%	13.66%
Net Assets, End of Period (in thousands)	$403,833	$444,472	$475,807		$475,100	$435,689
Average Net Assets for the Period (in thousands)	$413,338	$467,346	$472,445		$455,356	$509,335
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.58%	0.58%		0.58%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.58%	0.58%		0.58%	0.60%
Ratio of Net Investment Income/(Loss)	1.94%	2.03%	2.01%		1.87%	2.23%
Portfolio Turnover Rate	80%	73%	87%		76%	77%
				1

Service Shares
For a share outstanding during each year ended December 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$31.61	$32.97	$31.72	$28.42	$27.74
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.53(1)	0.58(1)	0.57(1)	0.58	0.57
Net realized and unrealized gain/(loss)	0.80	(0.42)	2.00	4.82	2.94
Total from Investment Operations	1.33	0.16	2.57	5.40	3.51
Less Dividends and Distributions:
Dividends (from net investment income)	(0.61)	(0.45)	(0.50)	(0.41)	(0.74)
Distributions (from capital gains)	(0.44)	(1.07)	(0.82)	(1.69)	(2.09)
Total Dividends and Distributions	(1.05)	(1.52)	(1.32)	(2.10)	(2.83)
Net Asset Value, End of Period	$31.89	$31.61	$32.97	$31.72	$28.42
Total Return*	4.32%	0.41%	8.24%	19.80%	13.37%
Net Assets, End of Period (in thousands)	$2,227,878	$1,831,930	$1,228,244	$863,259	$494,722
Average Net Assets for the Period (in thousands)	$1,938,234	$1,645,283	$1,013,680	$596,154	$533,254
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.84%	0.84%	0.84%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.84%	0.84%	0.84%	0.85%
Ratio of Net Investment Income/(Loss)	1.71%	1.79%	1.77%	1.62%	2.00%
Portfolio Turnover Rate	80%	73%	87%	76%	77%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	27

Janus Aspen Balanced Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Aspen Balanced Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard

28	DECEMBER 31, 2016

Janus Aspen Balanced Portfolio

Notes to Financial Statements

emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of December 31, 2016.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and

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Janus Aspen Balanced Portfolio

Notes to Financial Statements

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2016 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

30	DECEMBER 31, 2016

Janus Aspen Balanced Portfolio

Notes to Financial Statements

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in

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Janus Aspen Balanced Portfolio

Notes to Financial Statements

forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

During the year ended December 31, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $4,605,498. There were no forward currency contracts held at December 31, 2016.

The following table provides information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Investments and foreign currency transactions	$ 510,766	(a)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$(289,719)	(a)

(a)	Amounts relate to forward currency contracts.
(b) Amounts relate to purchased options.

Please see the “Net Realized Gain/(Loss) on Investments” and “Change in Unrealized Net Appreciation/Depreciation” sections of the Portfolio’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment

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objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

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Inflation-Linked Securities

The Portfolio may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Portfolio.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Loans

The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of December 31, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to

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Notes to Financial Statements

an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Portfolio may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on

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Notes to Financial Statements

expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Portfolio may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Effective May 1, 2016, Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services

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Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Portfolio's Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $56,245 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2016. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $201,900 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2016, the Portfolio engaged in cross trades amounting to $185,572,220 in purchases and $41,480,984 in sales, resulting in a net realized loss of $647,342. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

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Notes to Financial Statements

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 12,320,609	$ 4,078,139	$ -	$ -	$ -	$ (44,717)	$281,566,963

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,350,458,129	$311,489,328	$(29,922,365)	$ 281,566,963

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 48,682,033	$ 32,862,627	$ -	$ -

For the year ended December 31, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 37,052,217	$ 64,669,597	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (195,774)	$ 195,774

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6. Capital Share Transactions

	Year ended December 31, 2016		Year ended December 31, 2015
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	1,189,959	$ 34,459,931	1,101,594	$ 34,376,815
Reinvested dividends and distributions	513,363	15,096,889	760,784	23,355,236
Shares repurchased	(3,158,269)	(92,030,809)	(2,228,010)	(68,749,424)
Net Increase/(Decrease)	(1,454,947)	$ (42,473,989)	(365,632)	$ (11,017,373)
Service Shares:
Shares sold	15,605,883	$491,558,526	22,759,501	$746,923,739
Reinvested dividends and distributions	2,145,917	66,447,771	2,428,045	78,366,578
Shares repurchased	(5,844,123)	(181,668,181)	(4,476,788)	(145,175,742)
Net Increase/(Decrease)	11,907,677	$376,338,116	20,710,758	$680,114,575

7. Purchases and Sales of Investment Securities

For the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,470,225,909	$1,095,177,517	$ 619,245,826	$ 749,921,086

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Portfolio (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Portfolio. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain portfolios. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Portfolio (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Portfolio and Janus Capital and interim sub-advisory agreements between Janus Capital and the Portfolio’s subadviser, as applicable. In the event shareholders of the Portfolio do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Portfolio upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Portfolio approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by

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Notes to Financial Statements

Janus Capital and the Portfolio’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Portfolio’s name will change to reflect “Janus Henderson” as part of the Portfolio’s name.

Shareholders and contract owners of record of the Portfolio as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Aspen Balanced Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Balanced Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado
February 10, 2017

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS WITH JANUS CAPITAL AND JANUS CAPITAL AFFILIATES DURING THE PERIOD

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”) of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”) or Perkins Investment Management LLC (“Perkins”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s

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Additional Information (unaudited)

business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH and Perkins.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH or Perkins as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH or Perkins in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

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• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• The Transaction is not expected to result in any changes to the portfolio managers providing services to the Funds.

• After the Transaction, the distribution and marketing services provided to the Janus Funds were expected to be improved or enhanced based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The

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Additional Information (unaudited)

term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH or Perkins, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Portfolio

Janus Capital met with the Trustees on December 7-8, 2016, to discuss the approval of an amended and restated investment advisory agreement (the “Amended Advisory Agreement”) between Janus Capital and the Trust on behalf of

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Janus Portfolio (for the purposes of this section, the “Fund” refers to Janus Portfolio) and other matters related to the proposed changes to the Fund’s name, principal investment strategies, and portfolio management team (the “Realignment”). At the meeting, the Trustees also discussed the Amended Advisory Agreement and other matters related to the Realignment with their independent counsel in executive session. During the course of this meeting, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of this meeting the Board also considered the proposal to merge the Janus Fund, a series of Janus Investment Fund, into the Janus Research Fund, another series of Janus Investment Fund, and undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital to the Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the Fund in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees approved the Amended Advisory Agreement and other matters related to the Realignment. In determining whether to approve the Amended Advisory Agreement, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of the Amended Advisory Agreement are substantially the same as the Current Advisory Agreement, except for the change to the advisory fee rate based on the amount of such outperformance or underperformance (the “Full Performance Rate”) and cumulative investment record of the Fund’s benchmark index (the “Performance Fee Benchmark”);

• the estimated impact of the change to the Full Performance Rate and Performance Fee Benchmark on the amount of advisory fees to be paid by the Fund, including consideration of comparative pro forma data showing the advisory fees payable if the Amended Advisory Agreement had been in place in prior years;

• the Fund’s investment team will be able to more efficiently manage the Fund’s portfolio, assuming the merger of the Janus Fund into Janus Research Fund is implemented, which may also provide benefits from opportunities to aggregate trading across funds that have similar investment strategies;

• Janus Capital’s belief that the Fund shareholders may benefit from the Realignment, as a result of the research-driven investment process to be implemented, which includes lower historical transaction costs and potential performance gains from securities lending as compared to the Fund’s current investment approach;

• the Realignment was being proposed as part of Janus Capital’s efforts to streamline its product line;

• Janus Capital’s belief that the Fund would benefit from Janus Capital’s operational efficiencies resulting from the merger of the Janus Fund into the Janus Research Fund and the Realignment, including a potentially more efficient and effective investment management approach providing the potential for a growing fund and improved performance after the Realignment;

• the costs of seeking approval of the Amended Advisory Agreement will be borne by Janus Capital;

• the costs incurred to reposition the Fund’s portfolio in connection with the Realignment;

• the potential tax consequences of any repositioning of the Fund’s portfolio as a result of the Merger; and any potential benefits of Janus Capital and its affiliates as a result of the Realignment.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2016:

Capital Gain Distributions	$32,862,627
Dividends Received Deduction Percentage	60%

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Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging
Growth and Equity Fund I (early stage venture capital
fund) (since 2014) and Managing Trustee of National
Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Aspen Balanced Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

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Janus Aspen Balanced Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jeremiah Buckley 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Aspen Balanced Portfolio	12/15-Present	Portfolio Manager for other Janus accounts.
Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Aspen Balanced Portfolio	5/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.
Mayur Saigal 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Aspen Balanced Portfolio	12/15-Present	Portfolio Manager for other Janus accounts and Analyst for Janus Capital.
Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Aspen Balanced Portfolio	12/15-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7528				109-02-81113 02-17

ANNUAL REPORT December 31, 2016

Janus Aspen Enterprise Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Aspen Enterprise Portfolio

Janus Aspen Enterprise Portfolio (unaudited)

PORTFOLIO SNAPSHOT

We believe that investing in companies with sustainable growth and high return on invested capital can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.

Philip Cody Wheaton co-portfolio manager	Brian Demain co-portfolio manager

PERFORMANCE OVERVIEW

During the 12 months ended December 31, 2016, Janus Aspen Enterprise Portfolio’s Institutional Shares and Service Shares returned 12.36% and 12.10%, respectively. Meanwhile, the Portfolio’s benchmark, the Russell Midcap Growth Index, returned 7.33%.

INVESTMENT ENVIRONMENT

Stocks registered gains in 2016, but experienced brief bouts of volatility. Equities started the year lower due to concerns about the health of the Chinese economy and fear about how falling oil prices could affect the energy sector. The UK’s decision to leave the European Union (EU) in June’s “Brexit” referendum jolted markets, but investors soon regained their composure and sent shares higher. Stocks climbed after the November U.S. presidential election, on the expectation that the new administration would champion pro-growth initiatives.

A recovery in crude oil and other commodity prices after the early-year plunge propelled energy and materials stocks, resulting in those sectors being among the year’s best performers. Other cyclical sectors also registered gains. Given the bias toward improving economic growth, several historically defensive sectors lagged the broader market.

PERFORMANCE DISCUSSION

The portfolio outperformed its benchmark, the Russell Midcap Growth Index, during the year. Our portfolio tends to emphasize companies that have high returns on invested capital (ROIC), and that we believe have more predictable business models, recurring revenue streams and strong competitive positioning that should allow the companies to take market share and experience sustainable, long-term growth, even when the economy is less strong. We believe this focus should help the portfolio outperform when markets are down and the economy is weak, driving relative outperformance over full market cycles. Over the course of 2016, our portfolio performed as we would have expected, with much of our relative outperformance coming in the first half of the year when the economic outlook was less certain, markets were more volatile and higher quality stocks returned to favor.

Strong stock selection in the technology and health care sectors were large contributors to relative performance during the year. Within the technology sector, we held a number of companies that put up impressive results that we believe demonstrated the durability of their earnings streams. Xilinx was our top contributor to performance within the sector. During the year, the market has increasingly recognized its small but expanding business line of programmable processors. While the company is largely known for its core communications equipment, demand for its innovative processors is growing as a range of industries seek to harness the power of artificial intelligence (AI). Programmable processors are considered to be better suited to carry out many AI applications compared to more widely used serial processors. We believe that Xilinx is well positioned to grow its business in market segments that are early adopters of AI, namely data centers. Other segments where we believe AI will gain traction include automotive and homes.

Within the health care sector, Medivation was our largest contributor. The stock was up after Pfizer announced it would acquire the company. We weren’t surprised that Medivation was an acquisition target, given the long-term growth potential of its prostate cancer drug, Xtandi.

While stock selection in the technology and health care sectors were large drivers of relative outperformance during the year, the Portfolio received notable contributions from many stocks outside those two sectors. TD Ameritrade was a particularly large contributor. The stock benefited from the prospects of rising interest rates, which should boost TD Ameritrade’s earnings from reinvesting customers’ cash. While a rate increase should benefit the company, we don’t just hold the stock as a call

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Janus Aspen Enterprise Portfolio (unaudited)

on the direction of interest rates. We believe online brokers such as TD Ameritrade are poised to take market share as younger investors gravitate toward online brands that allow them to take a do-it-yourself approach to retirement planning. Further, we believe TD Ameritrade’s recent acquisition of Scottrade gives it more scale, and will allow the company to improve margins as it realizes cost synergies from the acquisition.

Even though we were pleased with the results of many companies in the Portfolio, we still held stocks that disappointed during the year. Athenahealth was our largest detractor. Concerns about the company’s growth in 2017 weighed on the stock in the fourth quarter, as did uncertainty about the Trump administration’s commitment to incentivizing health care companies to adopt better health care technology infrastructure. News that the company’s COO was leaving also negatively affected the stock. We view these issues as transitory. Late in the period, the company issued new guidance for 2017 that was more positive. Athenahealth’s cloud-based software services for electronic health records, revenue cycle management and patient care coordination have the potential to remove inefficiency from the health care system and the business rationale for adopting these services remains compelling, even if some of the tax incentives for health care companies to adopt new technology go away. We also think the management team has a deep bench and are not concerned about the chief operating officer’s departure.

Sensata Technologies was another detractor. Concerns that the auto sales cycle may have peaked have weighed on the shares of all auto suppliers, and Sensata was no exception. However, we still like the company’s long-term growth prospects. We believe the auto cycle will plateau, rather than decline sharply. Perhaps more important, we believe Sensata can grow through an entire auto sales cycle. Automobile manufacturers continue to place more of Sensata’s controls and sensors into vehicles as manufacturers adopt new technologies that assist drivers. This should allow Sensata to grow through full market cycles by growing its unit volume within vehicles, rather than just benefiting from aggregate vehicle sales.

SS&C Technologies was also a detractor. The company provides a number of investment and financial software-enabled services to asset managers, including many alternative managers. Weaker performance by some hedge funds has led to concerns the industry could shrink, and that has weighed on the stock. We believe the market is overlooking the fact that many of the alternative managers using SS&C services are private equity companies, or types of hedge funds that haven’t faced as much industry pressure. We continue to like the company. Most of its revenue comes from subscription services or software maintenance, which helps create a steadier and recurring revenue source. We also believe that SS&C is a logical consolidator of other hedge fund service providers that may look to get out of the business.

DERIVATIVES

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

As we enter 2017, our thoughts on both the markets and U.S. economy can be summed up rather quickly. In a word: change. Several substantial shifts are underway, changing the market backdrop in the most meaningful way since the financial crisis. The U.S. economy appears primed for faster growth. The building blocks for economic growth were in place even before the election, but if the new administration indeed ushers in tax and regulatory reform, the economy could grow more rapidly than expected even a few months ago. That economic growth could lead to a more normalized interest rate environment, and rising rates have broad implications for both stock valuations in general, and for individual companies that benefit, or are penalized, from them. Finally, no one can be certain what policies the new administration will implement, but it is a good bet that regulations for some industries are poised for a shakeup.

The market has already anticipated some of these changes. Since the November election, valuations of cyclical companies have improved significantly relative to defensive areas of the market such as consumer staples and utility companies. So too, have valuations for the financial sector, as the market forecasts what rising rates and potential deregulation could mean for banks and other companies levered to interest rate changes.

Now comes the hard part. After stocks for select sectors and industries moved broadly in anticipation of a stronger economy, rising rates or a new regulatory regime, investors will need to discern exactly how these forces will affect individual companies, and whether all of those changes are reflected in the stock price. Investors must also prepare for how potentially rising rates could change stock valuations. In a low-rate, yield-starved environment, the market has bid up valuations for many stable

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Janus Aspen Enterprise Portfolio (unaudited)

businesses. Some of these companies fit our investment criteria and buying opportunities could present themselves if valuations become more reasonable. A low-rate environment has given other companies access to cheap capital. The ability for some of these companies to carry out their growth initiatives with a highly levered balance sheet could be hampered if the cost of debt rises. Investors will need to be mindful of how rising costs of capital affect each company.

After a broad rally reflecting some of the anticipated economic changes, investors will need to dig deeper to find remaining opportunities, and stay nimble as some of the new administration’s policies take shape. We welcome that challenge in the months ahead.

Thank you for your investment in Janus Aspen Enterprise Portfolio.

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Janus Aspen Enterprise Portfolio (unaudited)

Portfolio At A Glance

December 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Medivation Inc	0.95%	athenahealth Inc	-0.74%
	TD Ameritrade Holding Corp	0.69%	Sensata Technologies Holding NV	-0.45%
	Ritchie Bros. Auctioneers Inc	0.68%	SS&C Technologies Holdings Inc	-0.29%
	Xilinx Inc	0.52%	LPL Financial Holdings Inc	-0.29%
	WEX Inc	0.46%	Gildan Activewear Inc	-0.18%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell Midcap Growth Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	2.20%	32.78%	20.54%
	Health Care	2.02%	18.17%	14.45%
	Consumer Discretionary	1.45%	10.79%	24.22%
	Financials	0.34%	11.12%	9.43%
	Real Estate	0.31%	1.61%	1.56%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell Midcap Growth Index
		Contribution	(Average % of Equity)	Weighting
	Materials	-0.51%	1.72%	5.08%
	Other**	-0.19%	3.20%	0.00%
	Energy	-0.15%	0.97%	1.12%
	Utilities	-0.01%	0.00%	0.09%
	Telecommunication Services	0.01%	0.00%	0.45%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Aspen Enterprise Portfolio (unaudited)

Portfolio At A Glance

December 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
TD Ameritrade Holding Corp
Capital Markets	2.6%
Lamar Advertising Co
Equity Real Estate Investment Trusts (REITs)	2.5%
Sensata Technologies Holding NV
Electrical Equipment	2.5%
Crown Castle International Corp
Equity Real Estate Investment Trusts (REITs)	2.2%
Verisk Analytics Inc
Professional Services	2.2%
12.0%

Asset Allocation - (% of Net Assets)
Common Stocks	96.7%
Investment Companies	4.2%
Preferred Stocks	0.2%
Other	(1.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2016	As of December 31, 2015

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Janus Aspen Enterprise Portfolio (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016					per the May 1, 2016 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	12.36%	15.35%	9.68%	10.41%	0.73%
Service Shares	12.10%	15.06%	9.41%	10.13%	0.99%
Russell Midcap Growth Index	7.33%	13.51%	7.83%	9.23%
Morningstar Quartile - Institutional Shares	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Mid-Cap Growth Funds	56/667	22/596	26/546	23/158
Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

A Portfolio's performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, portfolio holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns shown do not represent actual returns since they do not include insurance charges. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

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Janus Aspen Enterprise Portfolio (unaudited)

Performance

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio's holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

Effective July 1, 2016, Brian Demain and Cody Wheaton are Co-Portfolio Managers of the Portfolio.

* The Portfolio’s inception date – September 13, 1993

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Janus Aspen Enterprise Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Institutional Shares	$1,000.00	$1,064.50	$3.79	$1,000.00	$1,021.47	$3.71	0.73%
Service Shares	$1,000.00	$1,063.20	$5.13	$1,000.00	$1,020.16	$5.03	0.99%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

8	DECEMBER 31, 2016

Janus Aspen Enterprise Portfolio

Schedule of Investments

December 31, 2016

Shares		Value
Common Stocks – 96.7%
Aerospace & Defense – 2.3%
HEICO Corp	118,804	$8,066,792
Teledyne Technologies Inc*	96,017	11,810,091
		19,876,883
Air Freight & Logistics – 0.8%
Expeditors International of Washington Inc	135,537	7,178,040
Airlines – 1.3%
Ryanair Holdings PLC (ADR)*	138,453	11,527,597
Banks – 0.6%
SVB Financial Group*	28,845	4,951,533
Biotechnology – 2.5%
AbbVie Inc	87,753	5,495,093
Celgene Corp*	112,494	13,021,181
TESARO Inc*,#	29,109	3,914,578
		22,430,852
Building Products – 1.4%
Allegion PLC	70,443	4,508,352
AO Smith Corp	158,636	7,511,415
		12,019,767
Capital Markets – 5.6%
FactSet Research Systems Inc	30,202	4,935,913
LPL Financial Holdings Inc	308,488	10,861,862
MSCI Inc	136,657	10,765,838
TD Ameritrade Holding Corp	516,792	22,532,131
		49,095,744
Chemicals – 0.5%
Potash Corp of Saskatchewan Inc	260,998	4,721,454
Commercial Services & Supplies – 2.2%
Edenred	273,518	5,419,724
Ritchie Bros Auctioneers Inc	408,584	13,891,856
		19,311,580
Containers & Packaging – 1.8%
Sealed Air Corp	354,413	16,069,085
Diversified Consumer Services – 1.6%
ServiceMaster Global Holdings Inc*	363,409	13,689,617
Electrical Equipment – 3.1%
AMETEK Inc	110,692	5,379,631
Sensata Technologies Holding NV*	558,623	21,758,366
		27,137,997
Electronic Equipment, Instruments & Components – 7.0%
Amphenol Corp	122,044	8,201,357
Belden Inc	126,193	9,435,451
Flex Ltd*	938,916	13,492,223
National Instruments Corp	415,251	12,798,036
TE Connectivity Ltd	249,241	17,267,417
		61,194,484
Equity Real Estate Investment Trusts (REITs) – 4.7%
Crown Castle International Corp	222,713	19,324,807
Lamar Advertising Co	324,406	21,813,059
		41,137,866
Health Care Equipment & Supplies – 8.6%
Boston Scientific Corp*	806,024	17,434,299
Cooper Cos Inc	32,825	5,742,077
DexCom Inc*	83,594	4,990,562
Masimo Corp*	74,230	5,003,102
STERIS PLC	207,155	13,960,175
Teleflex Inc	63,436	10,222,711
Varian Medical Systems Inc*	199,197	17,883,907
		75,236,833

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Aspen Enterprise Portfolio

Schedule of Investments

December 31, 2016

Shares		Value
Common Stocks – (continued)
Health Care Providers & Services – 1.2%
Henry Schein Inc*	68,386	$10,374,840
Health Care Technology – 1.5%
athenahealth Inc*	124,917	13,137,521
Hotels, Restaurants & Leisure – 2.3%
Dunkin' Brands Group Inc	285,274	14,959,769
Norwegian Cruise Line Holdings Ltd*	123,494	5,252,200
		20,211,969
Industrial Conglomerates – 0.7%
Roper Technologies Inc	32,548	5,958,888
Information Technology Services – 8.5%
Amdocs Ltd	284,522	16,573,407
Broadridge Financial Solutions Inc	154,431	10,238,775
Fidelity National Information Services Inc	97,275	7,357,881
Gartner Inc*	63,172	6,384,794
Global Payments Inc	114,208	7,927,177
Jack Henry & Associates Inc	121,165	10,757,029
WEX Inc*	138,445	15,450,462
		74,689,525
Insurance – 1.7%
Aon PLC	136,556	15,230,091
Internet Software & Services – 2.6%
Cimpress NV*	146,475	13,418,575
CoStar Group Inc*	51,156	9,642,394
		23,060,969
Leisure Products – 0.5%
Polaris Industries Inc#	55,531	4,575,199
Life Sciences Tools & Services – 4.4%
PerkinElmer Inc	285,095	14,867,704
Quintiles IMS Holdings Inc*	183,665	13,967,723
Waters Corp*	72,278	9,713,440
		38,548,867
Machinery – 2.1%
Middleby Corp*	44,214	5,695,205
Rexnord Corp*	441,773	8,654,333
Wabtec Corp/DE	52,505	4,358,965
		18,708,503
Media – 1.2%
Omnicom Group Inc	125,503	10,681,560
Multiline Retail – 1.1%
Dollar General Corp	75,737	5,609,840
Dollar Tree Inc*	52,286	4,035,433
		9,645,273
Oil, Gas & Consumable Fuels – 0.9%
World Fuel Services Corp	178,144	8,178,591
Professional Services – 3.0%
IHS Markit Ltd*	207,185	7,336,421
Verisk Analytics Inc*,†	234,959	19,071,622
		26,408,043
Road & Rail – 1.7%
Canadian Pacific Railway Ltd	49,264	7,033,421
Old Dominion Freight Line Inc*	91,975	7,890,535
		14,923,956
Semiconductor & Semiconductor Equipment – 6.8%
KLA-Tencor Corp	152,971	12,035,758
Lam Research Corp	98,968	10,463,887
Microchip Technology Inc	155,482	9,974,170
ON Semiconductor Corp*	865,251	11,040,603
Xilinx Inc	271,663	16,400,295
		59,914,713

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2016

Janus Aspen Enterprise Portfolio

Schedule of Investments

December 31, 2016

Shares		Value
Common Stocks – (continued)
Software – 8.8%
Atlassian Corp PLC*	349,128	$8,407,002
Cadence Design Systems Inc*	517,565	13,052,989
Constellation Software Inc/Canada	36,314	16,503,462
Intuit Inc	84,534	9,688,442
Nice Ltd (ADR)	246,748	16,966,393
SS&C Technologies Holdings Inc	436,096	12,472,346
		77,090,634
Specialty Retail – 1.0%
Tractor Supply Co	48,569	3,682,016
Williams-Sonoma Inc	111,577	5,399,211
		9,081,227
Textiles, Apparel & Luxury Goods – 2.7%
Carter's Inc	69,676	6,019,310
Gildan Activewear Inc	503,751	12,780,163
Wolverine World Wide Inc	224,717	4,932,538
		23,732,011
Total Common Stocks (cost $577,949,244)		849,731,712
Preferred Stocks – 0.2%
Electronic Equipment, Instruments & Components – 0.2%
Belden Inc, 6.7500% (cost $1,200,000)	12,000	1,268,040
Investment Companies – 4.2%
Investments Purchased with Cash Collateral from Securities Lending – 0.7%
Janus Cash Collateral Fund LLC, 0.4311%ºº,£	6,464,316	6,464,316
Money Markets – 3.5%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£	30,395,468	30,395,468
Total Investment Companies (cost $36,859,784)		36,859,784
Total Investments (total cost $616,009,028) – 101.1%		887,859,536
Liabilities, net of Cash, Receivables and Other Assets – (1.1)%		(9,358,410)
Net Assets – 100%		$878,501,126

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$783,272,043	88.2%
Canada	54,930,356	6.2
Israel	16,966,393	1.9
Ireland	11,527,597	1.3
Australia	8,407,002	1.0
United Kingdom	7,336,421	0.8
France	5,419,724	0.6

Total	$887,859,536	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Aspen Enterprise Portfolio

Schedule of Investments

December 31, 2016

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
Euro	1/12/17	1,165,000	$1,226,769	$13,379
Barclays Capital, Inc.:
Canadian Dollar	2/23/17	790,000	588,858	(6,373)
Euro	1/19/17	1,020,000	1,074,548	8,520
Euro	2/23/17	3,072,000	3,241,942	(37,447)

			4,905,348	(35,300)
Citibank NA:
Canadian Dollar	1/19/17	2,431,000	1,811,221	30,831
Euro	1/19/17	1,543,000	1,625,517	15,076

			3,436,738	45,907
HSBC Securities (USA), Inc.:
Canadian Dollar	1/19/17	2,354,000	1,753,852	29,056
Euro	1/19/17	1,012,000	1,066,120	10,076

			2,819,972	39,132
JPMorgan Chase & Co.:
Euro	1/12/17	3,852,000	4,056,237	47,199
RBC Capital Markets Corp.:
Canadian Dollar	2/9/17	3,481,000	2,594,274	(23,399)
Euro	2/9/17	3,604,000	3,801,010	(24,945)

			6,395,284	(48,344)
Total			$22,840,348	$61,973

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2016

Janus Aspen Enterprise Portfolio

Notes to Schedule of Investments and Other Information

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2016, is $17,857,400.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

#	Loaned security; a portion of the security is on loan at December 31, 2016.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2016. Unless otherwise indicated, all information in the table is for the year ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/15	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Collateral Fund LLC	43,430,390	204,213,727	(241,179,801)	6,464,316	$—	$341,602(1)	$6,464,316
Janus Cash Liquidity Fund LLC	30,205,954	140,508,514	(140,319,000)	30,395,468	—	98,139	30,395,468

Total					$—	$439,741	$36,859,784
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Aspen Series	13

Janus Aspen Enterprise Portfolio

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities
Common Stocks
Commercial Services & Supplies	$13,891,856	$5,419,724	$-
Software	60,587,172	16,503,462	-
All Other	753,329,498	-	-
Preferred Stocks	-	1,268,040	-
Investment Companies	-	36,859,784	-
Total Investments in Securities	$827,808,526	$60,051,010	$-
Other Financial Instruments(a):
Forward Currency Contracts	-	154,137	-
Total Assets	$827,808,526	$60,205,147	$-
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$92,164	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

14	DECEMBER 31, 2016

Janus Aspen Enterprise Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments, at cost	$616,009,028
Unaffiliated investments, at value(1)	850,999,752
Affiliated investments, at value	36,859,784
Cash	868
Forward currency contracts	154,137
Closed foreign currency contracts	169,235
Non-interested Trustees' deferred compensation	16,306
Receivables:
Investments sold	1,323,896
Portfolio shares sold	464,740
Dividends	366,180
Dividends from affiliates	10,313
Foreign tax reclaims	7,163
Other assets	10,621
Total Assets	890,382,995
Liabilities:
Collateral for securities loaned (Note 3)	6,464,316
Forward currency contracts	92,164
Closed foreign currency contracts	1,027
Payables:	—
Investments purchased	4,006,055
Portfolio shares repurchased	603,638
Advisory fees	510,399
12b-1 Distribution and shareholder servicing fees	94,671
Transfer agent fees and expenses	41,997
Professional fees	22,109
Non-interested Trustees' deferred compensation fees	16,306
Portfolio administration fees	7,576
Non-interested Trustees' fees and expenses	6,901
Custodian fees	2,892
Accrued expenses and other payables	11,818
Total Liabilities	11,881,869
Net Assets	$878,501,126
Net Assets Consist of:
Capital (par value and paid-in surplus)	$536,334,006
Undistributed net investment income/(loss)	2,563,393
Undistributed net realized gain/(loss) from investments and foreign currency transactions	67,690,264
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	271,913,463
Total Net Assets	$878,501,126
Net Assets - Institutional Shares	$459,250,028
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,748,613
Net Asset Value Per Share	$59.27
Net Assets - Service Shares	$419,251,098
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,457,333
Net Asset Value Per Share	$56.22

(1) Includes $6,332,348 of securities on loan. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Aspen Enterprise Portfolio

Statement of Operations

For the year ended December 31, 2016

Investment Income:
Dividends	$9,431,961
Affiliated securities lending income, net	341,602
Dividends from affiliates	98,139
Other income	47
Foreign tax withheld	(202,192)
Total Investment Income	9,669,557
Expenses:
Advisory fees	5,166,682
12b-1Distribution and shareholder servicing fees:
Service Shares	932,619
Transfer agent administrative fees and expenses:
Institutional Shares	151,959
Service Shares	133,422
Other transfer agent fees and expenses:
Institutional Shares	8,180
Service Shares	4,114
Portfolio administration fees	72,844
Shareholder reports expense	54,612
Professional fees	45,899
Non-interested Trustees’ fees and expenses	26,262
Registration fees	20,789
Custodian fees	17,702
Other expenses	124,024
Total Expenses	6,759,108
Net Investment Income/(Loss)	2,910,449
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	68,045,643
Total Net Realized Gain/(Loss) on Investments	68,045,643
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	24,741,659
Total Change in Unrealized Net Appreciation/Depreciation	24,741,659
Net Increase/(Decrease) in Net Assets Resulting from Operations	$95,697,751

See Notes to Financial Statements.

16	DECEMBER 31, 2016

Janus Aspen Enterprise Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015

Operations:
Net investment income/(loss)	$2,910,449	$2,442,446
Net realized gain/(loss) on investments	68,045,643	66,010,415
Change in unrealized net appreciation/depreciation	24,741,659	(41,750,997)
Net Increase/(Decrease) in Net Assets Resulting from Operations	95,697,751	26,701,864
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Institutional Shares	(643,985)	(2,737,465)
Service Shares	(98,035)	(1,623,824)
Total Dividends from Net Investment Income	(742,020)	(4,361,289)
Distributions from Net Realized Gain from Investment Transactions
Institutional Shares	(34,561,214)	(44,791,680)
Service Shares	(31,048,820)	(32,958,607)
Total Distributions from Net Realized Gain from Investment Transactions	(65,610,034)	(77,750,287)
Net Decrease from Dividends and Distributions to Shareholders	(66,352,054)	(82,111,576)
Capital Share Transactions:
Institutional Shares	25,003,153	31,033,269
Service Shares	84,512,086	67,881,071
Net Increase/(Decrease) from Capital Share Transactions	109,515,239	98,914,340
Net Increase/(Decrease) in Net Assets	138,860,936	43,504,628
Net Assets:
Beginning of period	739,640,190	696,135,562
End of period	$878,501,126	$739,640,190

Undistributed Net Investment Income/(Loss)	$2,563,393	$423,315

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Aspen Enterprise Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during each year ended December 31	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$57.33	$61.75	$58.96		$44.77	$38.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.28(1)	0.27(1)	0.27(1)		0.22	0.30
Net realized and unrealized gain/(loss)	6.50	2.55	6.79		14.23	6.30
Total from Investment Operations	6.78	2.82	7.06		14.45	6.60
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.40)	(0.10)		(0.26)	—
Distributions (from capital gains)	(4.75)	(6.84)	(4.17)		—	—
Total Dividends and Distributions	(4.84)	(7.24)	(4.27)		(0.26)	—
Net Asset Value, End of Period	$59.27	$57.33	$61.75		$58.96	$44.77
Total Return*	12.36%	4.05%	12.50%		32.38%	17.29%
Net Assets, End of Period (in thousands)	$459,250	$418,158	$417,895		$407,049	$341,699
Average Net Assets for the Period (in thousands)	$435,190	$427,941	$402,634		$373,893	$344,014
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.68%	0.68%		0.69%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.68%	0.68%		0.69%	0.69%
Ratio of Net Investment Income/(Loss)	0.48%	0.44%	0.45%		0.28%	0.52%
Portfolio Turnover Rate	20%	22%	16%		15%	15%
				1

Service Shares
For a share outstanding during each year ended December 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$54.67	$59.26	$56.80	$43.18	$36.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.11(1)	0.12(1)	(0.03)	0.09
Net realized and unrealized gain/(loss)	6.19	2.45	6.53	13.83	6.18
Total from Investment Operations	6.31	2.56	6.65	13.80	6.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.31)	(0.02)	(0.18)	—
Distributions (from capital gains)	(4.75)	(6.84)	(4.17)	—	—
Total Dividends and Distributions	(4.76)	(7.15)	(4.19)	(0.18)	—
Net Asset Value, End of Period	$56.22	$54.67	$59.26	$56.80	$43.18
Total Return*	12.10%	3.77%	12.24%	32.04%	16.99%
Net Assets, End of Period (in thousands)	$419,251	$321,482	$278,240	$260,670	$212,971
Average Net Assets for the Period (in thousands)	$373,400	$299,393	$262,698	$234,925	$206,153
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	0.94%	0.93%	0.94%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.94%	0.93%	0.94%	0.94%
Ratio of Net Investment Income/(Loss)	0.22%	0.19%	0.20%	0.03%	0.28%
Portfolio Turnover Rate	20%	22%	16%	15%	15%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	DECEMBER 31, 2016

Janus Aspen Enterprise Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Aspen Enterprise Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

Financial assets of $15,667,024 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and

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Notes to Financial Statements

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2016 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

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Notes to Financial Statements

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in

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Notes to Financial Statements

forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

During the year ended December 31, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $19,258,621.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2016

Currency Contracts
Asset Derivatives:
Forward currency contracts	$154,137

Liability Derivatives:
Forward currency contracts	$ 92,164

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Investments and foreign currency transactions	$ 617,050

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$(121,368)

(a) Amounts relate to purchased options.

Please see the “Net Realized Gain/(Loss) on Investments” and “Change in Unrealized Net Appreciation/Depreciation” sections of the Portfolio’s Statement of Operations.

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Notes to Financial Statements

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial

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Notes to Financial Statements

assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of December 31, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Portfolio’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$13,379	$—	$—	$13,379
Barclays Capital, Inc.	8,520	(8,520)	—	—
Citibank NA	45,907	—	—	45,907
Deutsche Bank AG	6,332,348	—	(6,332,348)	—
HSBC Securities (USA), Inc.	39,132	—	—	39,132
JPMorgan Chase & Co.	47,199	—	—	47,199

Total	$6,486,485	$(8,520)	$(6,332,348)	$145,617
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$43,820	$(8,520)	$—	$35,300
RBC Capital Markets Corp.	48,344	—	—	48,344

Total	$92,164	$(8,520)	$—	$83,644
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

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(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Portfolio does not exchange collateral on its forward currency contracts with its counterparties; however, the Portfolio may segregate cash or high-grade securities in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets, if with the Portfolio’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and

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therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2016, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $6,332,348 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2016 is $6,464,316, resulting in the net amount due to the counterparty of $131,968.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Effective May 1, 2016, Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services

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Notes to Financial Statements

Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Portfolio's Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $56,245 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2016. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $201,900 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2016, the Portfolio engaged in cross trades amounting to $159,561 in purchases.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains

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Notes to Financial Statements

and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 6,165,712	$ 64,073,242	$ -	$ -	$ -	$ (15,325)	$271,943,491

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 615,916,045	$283,195,788	$(11,252,297)	$ 271,943,491

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 6,166,666	$ 60,185,388	$ -	$ -

For the year ended December 31, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 6,036,918	$ 76,074,658	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (28,351)	$ 28,351

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Notes to Financial Statements

6. Capital Share Transactions

	Year ended December 31, 2016		Year ended December 31, 2015
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	979,051	$ 56,320,924	814,112	$49,077,557
Reinvested dividends and distributions	632,158	35,205,199	789,910	47,529,145
Shares repurchased	(1,156,822)	(66,522,970)	(1,076,851)	(65,573,433)
Net Increase/(Decrease)	454,387	$ 25,003,153	527,171	$31,033,269
Service Shares:
Shares sold	2,029,144	$110,199,332	1,538,508	$89,152,188
Reinvested dividends and distributions	589,542	31,146,855	602,094	34,582,431
Shares repurchased	(1,041,304)	(56,834,101)	(955,872)	(55,853,548)
Net Increase/(Decrease)	1,577,382	$ 84,512,086	1,184,730	$67,881,071

7. Purchases and Sales of Investment Securities

For the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$200,942,645	$ 154,893,792	$ -	$ -

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Portfolio (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Portfolio. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain portfolios. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Portfolio (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Portfolio and Janus Capital and interim sub-advisory agreements between Janus Capital and the Portfolio’s subadviser, as applicable. In the event shareholders of the Portfolio do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Portfolio upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Portfolio approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Portfolio’s subadviser, if applicable, under their respective interim investment advisory agreement

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Notes to Financial Statements

or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Portfolio’s name will change to reflect “Janus Henderson” as part of the Portfolio’s name.

Shareholders and contract owners of record of the Portfolio as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Aspen Enterprise Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Enterprise Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado
February 10, 2017

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS WITH JANUS CAPITAL AND JANUS CAPITAL AFFILIATES DURING THE PERIOD

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”) of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”) or Perkins Investment Management LLC (“Perkins”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s

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Additional Information (unaudited)

business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH and Perkins.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH or Perkins as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH or Perkins in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

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Additional Information (unaudited)

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• The Transaction is not expected to result in any changes to the portfolio managers providing services to the Funds.

• After the Transaction, the distribution and marketing services provided to the Janus Funds were expected to be improved or enhanced based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The

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Additional Information (unaudited)

term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH or Perkins, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Portfolio

Janus Capital met with the Trustees on December 7-8, 2016, to discuss the approval of an amended and restated investment advisory agreement (the “Amended Advisory Agreement”) between Janus Capital and the Trust on behalf of

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Additional Information (unaudited)

Janus Portfolio (for the purposes of this section, the “Fund” refers to Janus Portfolio) and other matters related to the proposed changes to the Fund’s name, principal investment strategies, and portfolio management team (the “Realignment”). At the meeting, the Trustees also discussed the Amended Advisory Agreement and other matters related to the Realignment with their independent counsel in executive session. During the course of this meeting, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of this meeting the Board also considered the proposal to merge the Janus Fund, a series of Janus Investment Fund, into the Janus Research Fund, another series of Janus Investment Fund, and undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital to the Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the Fund in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees approved the Amended Advisory Agreement and other matters related to the Realignment. In determining whether to approve the Amended Advisory Agreement, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of the Amended Advisory Agreement are substantially the same as the Current Advisory Agreement, except for the change to the advisory fee rate based on the amount of such outperformance or underperformance (the “Full Performance Rate”) and cumulative investment record of the Fund’s benchmark index (the “Performance Fee Benchmark”);

• the estimated impact of the change to the Full Performance Rate and Performance Fee Benchmark on the amount of advisory fees to be paid by the Fund, including consideration of comparative pro forma data showing the advisory fees payable if the Amended Advisory Agreement had been in place in prior years;

• the Fund’s investment team will be able to more efficiently manage the Fund’s portfolio, assuming the merger of the Janus Fund into Janus Research Fund is implemented, which may also provide benefits from opportunities to aggregate trading across funds that have similar investment strategies;

• Janus Capital’s belief that the Fund shareholders may benefit from the Realignment, as a result of the research-driven investment process to be implemented, which includes lower historical transaction costs and potential performance gains from securities lending as compared to the Fund’s current investment approach;

• the Realignment was being proposed as part of Janus Capital’s efforts to streamline its product line;

• Janus Capital’s belief that the Fund would benefit from Janus Capital’s operational efficiencies resulting from the merger of the Janus Fund into the Janus Research Fund and the Realignment, including a potentially more efficient and effective investment management approach providing the potential for a growing fund and improved performance after the Realignment;

• the costs of seeking approval of the Amended Advisory Agreement will be borne by Janus Capital;

• the costs incurred to reposition the Fund’s portfolio in connection with the Realignment;

• the potential tax consequences of any repositioning of the Fund’s portfolio as a result of the Merger; and any potential benefits of Janus Capital and its affiliates as a result of the Realignment.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Aspen Enterprise Portfolio

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

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Janus Aspen Enterprise Portfolio

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2016:

Capital Gain Distributions	$60,185,388
Dividends Received Deduction Percentage	55%

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Janus Aspen Enterprise Portfolio

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging
Growth and Equity Fund I (early stage venture capital
fund) (since 2014) and Managing Trustee of National
Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Co-Portfolio Manager Janus Aspen Enterprise Portfolio	11/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.
Cody Wheaton 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Aspen Enterprise Portfolio	7/16-Present	Portfolio Manager for other Janus accounts and Analyst for Janus Capital.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

52	DECEMBER 31, 2016

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Notes

NotesPage1

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Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7529				109-02-81116 02-17

ANNUAL REPORT December 31, 2016

Janus Aspen Flexible Bond Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Aspen Flexible Bond Portfolio

Janus Aspen Flexible Bond Portfolio (unaudited)

PORTFOLIO SNAPSHOT

This dynamic core bond portfolio leverages a bottom-up, fundamentally driven investment process designed to generate risk-adjusted outperformance and capital preservation. Throughout its history, the portfolio has utilized an active and flexible approach to manage across a variety of market and rate cycles.

Michael Keough co-portfolio manager	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

During the 12-month period ended December 31, 2016, Janus Aspen Flexible Bond Portfolio’s Institutional Shares and Service Shares returned 2.46% and 2.22%, respectively, compared with 2.65% for the Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

INVESTMENT ENVIRONMENT

The year began with concerns over sluggish economic growth and the possibility of recession weighing heavily on global markets. Slower-than-expected growth in China, the implications of negative interest rates and weakness in commodities-related sectors also dragged markets down through early February. However, a more optimistic outlook was in favor by April. Risk assets, as well as rates, were rallying and crude oil prices had reset in a higher trading band. Markets hit a few road bumps in June with weak U.S. employment data bringing the health of the U.S. economy back into question, and UK voters opting to leave the European Union. Yet credit spreads quickly recovered, and U.S. Treasury yields began their upward march. Later in the period, the election of Donald Trump to the U.S. presidency added optimism around the potential for stronger economic growth and higher inflation. In December, the Federal Reserve (Fed) increased the target federal funds rate, and projected three additional hikes in 2017.

Rates rose across the U.S. Treasury yield curve, with the move most pronounced in front-end yields. After widening in February, investment-grade and high-yield corporate credit spreads tightened throughout the remainder of the year.

PERFORMANCE DISCUSSION

The Portfolio underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, during the 12-month period. We were positioned defensively in corporate credit for much of the period, wary of a fragile U.S. economy and an abundance of shareholder friendly activity indicative of the latter stages of a credit cycle. While we continued to focus on issuers with higher quality business models and solid balance sheets throughout the year, our outlook shifted to selectively opportunistic by December’s end. An improving economic picture, recovering commodity prices, and stronger-than-expected third quarter earnings supported our view, as did steady demand for U.S. corporate credit – due to its comparatively higher yields versus other global fixed income asset classes. It is likely, in our view, that the results of the U.S. election and the associated prospects for growth have further extended the credit cycle, also contributing to our modestly improved outlook. On rates, however, we have turned defensive. An actively tightening Fed in combination with rising inflationary pressures led us to reduce duration exposure coming from Treasurys. We also diversified our duration profile with the addition of Treasury Inflation-Protected Securities (TIPS). The Portfolio’s duration ended December at 75% of the benchmark.

The leading detractor from relative results was our yield curve positioning in U.S. Treasurys. We reduced duration exposure from the asset class following the U.S. election. However, exposure to the 5- and 10-year notes, which were significantly impacted by future Fed projections, weighed on performance late in the period. A modest cash position also proved to be a detractor. Cash is not used as a strategy within the Portfolio but is a residual of our fundamental, bottom-up investment process.

Our U.S. mortgage-backed securities (MBS) contributed positively to relative performance. As rates rallied during the first half of the year, the prepayment-resistant nature of our positions proved beneficial. As rates rose over the latter part of the period, our positions were less exposed to the duration extension across the asset class. Within MBS, we focus on generic agency pass-throughs with higher coupons and less negative convexity than the positions in the index.

Janus Aspen Series	1

Janus Aspen Flexible Bond Portfolio (unaudited)

Our positioning in investment-grade corporate credit was another contributor. Our overweight allocation aided relative results, as did spread carry, a measure of excess income generated by the Portfolio’s holdings. Investment-grade corporate credit was the strongest performing asset class in the index and benefited from significant spread tightening.

Relative credit sector contributors included technology, independent energy and brokerage, asset managers and exchanges. Outperformance in technology was due to spread carry, as well as our overweight allocation. Specifically, a position in Verisk Analytics supported performance in the sector. Positive sentiment surrounded Verisk Analytics upon the sale of its health care services business early in the period. The asset sale accelerated deleveraging initiatives by the data analytics firm, which was also well received by investors.

In energy, the rebound of crude oil prices, following February’s decline, benefited surviving companies – many of which have streamlined their businesses and shored up their balance sheets via asset sales. Our general overweight allocation in independent energy contributed to relative results accordingly. An overweight position in brokerage, asset managers and exchanges also benefited relative results. Heightened market volatility supported the sector in the latter half of the year, as a rallying stock market and climbing interest rates brought increased transaction volume.

Credit sector detractors were led by our holdings in electric utilities. Investor demand for U.S.-based defensive business models such as electric utilities boosted the sector during the period, and our underweight allocation dragged on relative performance. Holdings in the hard-hit pharmaceuticals sector also detracted from relative results. Political rhetoric about controlling drug prices weighed on the sector for most of the year. Midstream energy was another sector level detractor. Our security selection did not keep pace with the broader sector as it rallied with the rising price of crude oil. Specifically our position in NGL Energy Partners LP detracted from performance in the sector. The company struggled during the beginning of the year, as the drop in crude oil prices weighed significantly on energy-related companies. We exited our position, prior to the rebound in oil.

On an individual issuer basis, Royal Bank of Scotland (RBS) was the leading corporate detractor from relative results. We had owned RBS, in large part, due to the bank’s singular focus on simplifying its balance sheet. However, Brexit and associated uncertainties as well as lower interest rates in the UK have significantly affected RBS’s ability to execute on their business plan. We exited our position.

OUTLOOK

Investor sentiment has changed dramatically with the election of Mr. Trump. The pro-business initiatives his administration has proposed have already generated a more positive outlook for the U.S. economy and triggered increased growth and inflation expectations. In our view, this optimism in conjunction with a stronger dollar and relatively higher oil prices will continue to propel rates upward across the yield curve in the coming year. We anticipate a steeper curve, with the front end moving on Fed projections and the long end rising further on increased inflationary expectations. The Fed’s forecast for three interest rate hikes in 2017 is in line with our expectations, although we believe more hikes could be warranted in a reflationary environment. As a result, we will continue to actively manage duration and yield curve positioning, with the expectation of maintaining duration below that of the benchmark.

New fiscal policies for tax reform, industry deregulation and infrastructure spending, if properly implemented, should drive increased growth and inflation in the U.S., enabling the recent earnings recession to shift toward improving corporate fundamentals in 2017. Organic growth prospects and the accompanying rise in operating earnings would allow companies to grow into their capital structures, reversing the recent trend of increasing leverage. For the past two years we’ve seen accommodative monetary policy prolong the latter stages of a credit cycle, and we believe the results of the U.S. election may have just further extended the cycle. Global demand for U.S. corporate credit – due to its comparatively higher yields versus other global fixed income asset classes – also contributes to our modestly improved outlook.

Market moves in the coming year will largely be determined by the success of Mr. Trump’s policy execution, in our view, and we will closely monitor the difference between rhetoric and implementation, as well as the transition from policy intentions to growth. Our analysts are conducting in-depth, bottom-up research to identify issuers with higher quality business models and strong fundamentals, particularly in sectors that may benefit from a change in economic policy.

2	DECEMBER 31, 2016

Janus Aspen Flexible Bond Portfolio (unaudited)

With growth prospects on the horizon, we are taking a selectively opportunistic approach to U.S. corporate credit, yet we remain mindful of tighter spread levels after tightening in 2016. We are also closely watching the ability for corporate spreads to hold near current levels in a rising-rate environment. Our focus remains on issuers with ample liquidity, strong free-cash-flow generation potential and commitment to a sound balance sheet. In this extended cycle, the importance of security avoidance remains a central aspect of our investment process. Even as we opportunistically add to credit, we intend to maintain a conservative bias, reflecting our commitment to deliver capital preservation and strong risk-adjusted returns for our clients.

Thank you for your investment in Janus Aspen Flexible Bond Portfolio.

Janus Aspen Series	3

Janus Aspen Flexible Bond Portfolio (unaudited)

Portfolio At A Glance

December 31, 2016

Portfolio Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Institutional Shares	2.32%	2.32%
Service Shares	2.07%	2.07%
Weighted Average Maturity		7.1 Years
Average Effective Duration**		4.4 Years
* Yield will fluctuate.
** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	0.3%
AA	45.6%
A	7.0%
BBB	37.6%
BB	5.5%
B	1.2%
Not Rated	1.3%
Other	1.5%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	41.5%
Mortgage-Backed Securities	24.3%
United States Treasury Notes/Bonds	12.9%
U.S. Government Agency Notes	6.5%
Asset-Backed/Commercial Mortgage-Backed Securities	6.2%
Bank Loans and Mezzanine Loans	5.0%
Inflation-Indexed Bonds	1.5%
Investment Companies	1.1%
Preferred Stocks	1.0%
Other	(0.0)%
100.0%

4	DECEMBER 31, 2016

Janus Aspen Flexible Bond Portfolio (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016					per the May 1, 2016 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Institutional Shares	2.46%	3.12%	5.61%	6.45%	0.62%	0.62%
Service Shares	2.22%	2.88%	5.35%	6.23%	0.88%	0.87%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%	5.29%
Morningstar Quartile - Institutional Shares	3rd	2nd	1st	1st
Morningstar Ranking - based on total returns for Intermediate-Term Bond Funds	701/1,011	272/909	35/796	7/391

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2017.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, portfolio holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns shown do not represent actual returns since they do not include insurance charges. Returns shown would have been lower had they included insurance charges.

Janus Aspen Series	5

Janus Aspen Flexible Bond Portfolio (unaudited)

Performance

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio's holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

Effective April 1, 2016, Michael Keough, Mayur Saigal and Darrell Watters are Co-Portfolio Managers of the Portfolio.

* The Portfolio’s inception date – September 13, 1993

6	DECEMBER 31, 2016

Janus Aspen Flexible Bond Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Institutional Shares	$1,000.00	$980.80	$2.99	$1,000.00	$1,022.12	$3.05	0.60%
Service Shares	$1,000.00	$979.70	$4.23	$1,000.00	$1,020.86	$4.32	0.85%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 6.2%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$1,158,000	$1,178,093
AmeriCredit Automobile Receivables Trust 2012-4, 3.8200%, 2/10/20 (144A)	448,000	449,567
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	801,000	809,922
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	783,000	797,485
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	2,856,000	2,822,756
Aventura Mall Trust 2013-AVM, 3.7427%, 12/5/32 (144A)‡	859,000	868,882
Banc of America Commercial Mortgage Trust 2007-3, 5.5485%, 6/10/49‡	672,320	681,242
Capital Auto Receivables Asset Trust 2013-4, 3.8300%, 7/20/22 (144A)	518,000	525,998
CGBAM Commercial Mortgage Trust 2014-HD, 3.5382%, 2/15/31 (144A)‡	360,000	354,388
CKE Restaurant Holdings Inc, 4.4740%, 3/20/43 (144A)	1,684,594	1,662,633
COBALT CMBS Commercial Mortgage Trust 2007-C2, 5.5680%, 4/15/47‡	309,142	309,432
COMM 2007-C9 Mortgage Trust, 5.6500%, 12/10/49‡	769,000	782,594
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	431,000	440,465
Core Industrial Trust 2015-TEXW, 3.8487%, 2/10/34 (144A)‡	1,130,000	1,092,795
Cosmopolitan Hotel Trust 2016-COSMO, 2.8039%, 11/15/33 (144A)‡	402,000	404,016
Cosmopolitan Hotel Trust 2016-COSMO, 4.2039%, 11/15/33 (144A)‡	524,000	526,955
Cosmopolitan Hotel Trust 2016-COSMO, 5.3539%, 11/15/33 (144A)‡	774,000	779,075
Domino's Pizza Master Issuer LLC, 5.2160%, 1/25/42 (144A)	716,442	730,744
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	2,101,770	2,079,912
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	1,361,044	1,259,841
GAHR Commercial Mortgage Trust 2015-NRF, 3.3822%, 12/15/34 (144A)‡	531,000	527,750
GS Mortgage Securities Corp II, 3.4350%, 12/10/27 (144A)‡	1,222,000	1,153,864
GS Mortgage Securities Corp Trust 2013-NYC5, 3.6490%, 1/10/30 (144A)‡	558,000	566,962
Hilton USA Trust 2013-HLT, 4.4534%, 11/5/30 (144A)‡	367,000	367,480
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	250,000	251,749
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
4.0090%, 10/5/31 (144A)‡	383,000	380,719
JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT,
2.8044%, 2/16/25 (144A)	655,246	655,656
JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT,
4.8447%, 2/16/25 (144A)	760,000	759,855
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
3.4539%, 7/15/36 (144A)‡	329,000	331,049
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
5.2039%, 7/15/36 (144A)‡	1,112,000	1,118,945
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	733,000	708,852
LB-UBS Commercial Mortgage Trust 2006-C1, 5.2760%, 2/15/41‡	564,353	564,381
LB-UBS Commercial Mortgage Trust 2007-C1, 5.4840%, 2/15/40	764,275	764,943
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	417,000	420,454
LB-UBS Commercial Mortgage Trust 2007-C7, 6.2452%, 9/15/45‡	616,040	621,121
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	420,000	415,204
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	360,000	352,845
Santander Drive Auto Receivables Trust 2012-6, 2.5200%, 9/17/18	445,843	446,435
Santander Drive Auto Receivables Trust 2013-4, 4.6700%, 1/15/20 (144A)	1,293,000	1,315,344
Santander Drive Auto Receivables Trust 2013-A, 4.7100%, 1/15/21 (144A)	866,000	887,947
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	821,000	830,602
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	1,358,000	1,380,312
Starwood Retail Property Trust 2014-STAR, 3.9539%, 11/15/27 (144A)‡	1,289,000	1,228,035
Starwood Retail Property Trust 2014-STAR, 4.8539%, 11/15/27 (144A)‡	632,000	597,161
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	1,536,150	1,541,719
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.3830%, 12/15/43	944,992	945,205
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	2,132,673	2,151,593
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 5.9692%, 2/15/51‡	1,416,950	1,420,640
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 5.9416%, 5/15/46‡	572,439	573,761
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.2882%, 1/15/27 (144A)‡	376,000	366,765
Wells Fargo Commercial Mortgage Trust 2014-TISH, 2.9540%, 2/15/27 (144A)‡	521,000	522,497
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.7880%, 2/15/27 (144A)‡	154,000	154,025

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2016

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	$2,557,625	$2,553,727
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $45,744,360)		45,434,392
Bank Loans and Mezzanine Loans – 5.0%
Basic Industry – 0.3%
Axalta Coating Systems US Holdings Inc, 3.4982%, 2/1/23(a),‡	2,108,326	2,128,102
Communications – 1.6%
Charter Communications Operating LLC, 3.0200%, 7/1/20‡	720,401	723,405
Charter Communications Operating LLC, 3.0200%, 1/3/21‡	947,635	951,321
Charter Communications Operating LLC, 3.5000%, 1/15/24‡	1,997,960	2,008,309
Level 3 Financing Inc, 4.0000%, 1/15/20(a),‡	222,000	224,886
Level 3 Financing Inc, 3.5000%, 5/31/22‡	3,402,000	3,440,272
Mission Broadcasting Inc, 0%, 9/26/23(a),‡	74,373	74,954
Nexstar Broadcasting Inc, 0%, 9/26/23(a),‡	834,627	841,146
Nielsen Finance LLC, 3.1542%, 10/4/23‡	1,862,523	1,881,930
T-Mobile USA Inc, 3.5200%, 11/9/22‡	1,419,248	1,435,513
		11,581,736
Consumer Cyclical – 1.8%
Aramark Services Inc, 3.3533%, 9/7/19‡	1,266,465	1,278,344
Aramark Services Inc, 3.4982%, 2/24/21‡	1,738,064	1,752,646
Hilton Worldwide Finance LLC, 3.5000%, 10/26/20‡	95,814	96,599
Hilton Worldwide Finance LLC, 3.2561%, 10/25/23(a),‡	4,131,882	4,176,300
KFC Holding Co, 3.4862%, 6/16/23‡	3,907,774	3,959,083
Landry's Inc, 4.0000%, 10/4/23‡	1,960,000	1,977,856
		13,240,828
Consumer Non-Cyclical – 0.5%
HCA Inc, 3.5200%, 2/15/24‡	2,194,500	2,219,539
Quintiles IMS Inc, 3.5000%, 3/17/21‡	1,075,585	1,081,727
Tumi Holdings Inc, 3.3556%, 8/1/21‡	719,000	718,403
		4,019,669
Technology – 0.8%
Avago Technologies Cayman Finance Ltd, 3.7039%, 2/1/23(a),‡	4,499,234	4,561,099
CommScope Inc, 3.2700%, 12/29/22(a),‡	1,410,071	1,422,056
		5,983,155
Total Bank Loans and Mezzanine Loans (cost $36,793,031)		36,953,490
Corporate Bonds – 41.5%
Asset-Backed Securities – 0.2%
American Tower Trust #1, 1.5510%, 3/15/18 (144A)	1,662,000	1,660,493
Banking – 6.3%
Ally Financial Inc, 3.2500%, 11/5/18	837,000	838,046
Ally Financial Inc, 8.0000%, 12/31/18	322,000	351,383
Bank of America Corp, 5.4200%, 3/15/17	400,000	402,898
Bank of America Corp, 3.8750%, 3/22/17	328,000	329,856
Bank of America Corp, 5.7000%, 5/2/17	1,021,000	1,034,899
Bank of America Corp, 4.1830%, 11/25/27	3,788,000	3,784,625
Bank of America Corp, 6.3000%µ	682,000	712,690
Bank of America NA, 5.3000%, 3/15/17	2,529,000	2,548,582
Citigroup Inc, 2.3607%, 9/1/23‡	1,866,000	1,903,102
Citizens Financial Group Inc, 3.7500%, 7/1/24	518,000	500,821
Citizens Financial Group Inc, 4.3500%, 8/1/25	360,000	361,214
Citizens Financial Group Inc, 4.3000%, 12/3/25	1,937,000	1,965,017
Credit Suisse AG/New York NY, 1.3750%, 5/26/17	407,000	407,088
Discover Financial Services, 3.9500%, 11/6/24	1,426,000	1,411,530
Discover Financial Services, 3.7500%, 3/4/25	1,205,000	1,176,587
Goldman Sachs Capital I, 6.3450%, 2/15/34	2,196,000	2,607,366
Goldman Sachs Group Inc, 5.6250%, 1/15/17	595,000	595,727
Goldman Sachs Group Inc, 3.7500%, 2/25/26	1,882,000	1,884,945
JPMorgan Chase & Co, 2.2950%, 8/15/21	2,456,000	2,408,263
JPMorgan Chase & Co, 3.3750%, 5/1/23	2,710,000	2,697,512
Morgan Stanley, 5.5500%, 4/27/17	576,000	583,616
Morgan Stanley, 2.4500%, 2/1/19	899,000	904,848

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
Morgan Stanley, 2.8000%, 6/16/20	$1,356,000	$1,366,142
Morgan Stanley, 4.8750%, 11/1/22	607,000	649,839
Morgan Stanley, 3.9500%, 4/23/27	1,344,000	1,328,403
Murray Street Investment Trust I, 4.6470%, 3/9/17Ç	2,434,000	2,446,681
Santander UK PLC, 5.0000%, 11/7/23 (144A)	2,043,000	2,078,393
SVB Financial Group, 5.3750%, 9/15/20	1,289,000	1,395,654
Synchrony Financial, 2.6000%, 1/15/19	64,000	64,302
Synchrony Financial, 3.0000%, 8/15/19	1,665,000	1,685,847
Synchrony Financial, 4.5000%, 7/23/25	2,211,000	2,268,205
UBS AG, 4.7500%, 5/22/23‡	1,183,000	1,206,660
UBS AG/Jersey, 7.2500%, 2/22/22‡	335,000	336,982
Wells Fargo & Co, 2.1000%, 5/8/17	610,000	611,720
Wells Fargo & Co, 3.0000%, 4/22/26	571,000	544,098
Wells Fargo & Co, 5.8750%µ	971,000	1,019,453
		46,412,994
Basic Industry – 0.9%
Air Liquide Finance SA, 1.7500%, 9/27/21 (144A)	623,000	598,197
ArcelorMittal, 7.2500%, 2/25/22‡	123,000	138,683
Ashland LLC, 3.8750%, 4/15/18	874,000	896,943
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	2,481,000	2,508,217
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	1,338,000	1,351,589
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	1,320,000	1,326,762
Steel Dynamics Inc, 5.0000%, 12/15/26 (144A)	166,000	165,378
		6,985,769
Brokerage – 3.3%
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	815,000	821,594
Charles Schwab Corp, 3.0000%, 3/10/25	900,000	881,891
Charles Schwab Corp, 4.6250%µ	1,132,000	1,064,080
Charles Schwab Corp, 7.0000%µ	1,287,000	1,463,963
E*TRADE Financial Corp, 5.3750%, 11/15/22	1,642,000	1,737,277
E*TRADE Financial Corp, 4.6250%, 9/15/23	2,218,000	2,262,360
Intercontinental Exchange Inc, 3.7500%, 12/1/25	1,484,000	1,522,367
Lazard Group LLC, 4.2500%, 11/14/20	1,551,000	1,620,691
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
5.8750%, 3/15/22 (144A)	1,922,000	1,986,867
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	1,836,000	1,455,048
Raymond James Financial Inc, 5.6250%, 4/1/24	3,649,000	4,058,943
Raymond James Financial Inc, 3.6250%, 9/15/26	414,000	403,147
Scottrade Financial Services Inc, 6.1250%, 7/11/21 (144A)	558,000	630,354
TD Ameritrade Holding Corp, 2.9500%, 4/1/22	1,409,000	1,425,111
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	2,680,000	2,717,314
		24,051,007
Capital Goods – 1.7%
Arconic Inc, 5.1250%, 10/1/24	1,893,000	1,940,325
Ball Corp, 4.3750%, 12/15/20	861,000	899,745
CIT Group Inc, 5.0000%, 5/15/18 (144A)	397,000	401,963
CNH Industrial Capital LLC, 3.6250%, 4/15/18	940,000	951,750
General Electric Co, 5.0000%µ	1,686,000	1,749,562
L-3 Communications Corp, 3.8500%, 12/15/26	297,000	294,781
Martin Marietta Materials Inc, 4.2500%, 7/2/24	731,000	741,864
Masco Corp, 3.5000%, 4/1/21	882,000	884,205
Masco Corp, 4.3750%, 4/1/26	149,000	151,543
Owens Corning, 4.2000%, 12/1/24	777,000	794,970
Owens Corning, 3.4000%, 8/15/26	288,000	273,178
Vulcan Materials Co, 7.0000%, 6/15/18	1,013,000	1,081,378
Vulcan Materials Co, 7.5000%, 6/15/21	546,000	642,915
Vulcan Materials Co, 4.5000%, 4/1/25	1,545,000	1,614,525

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2016

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Xylem Inc/NY, 3.2500%, 11/1/26	$435,000	$421,766
		12,844,470
Communications – 4.2%
American Tower Corp, 3.3000%, 2/15/21	1,634,000	1,651,286
American Tower Corp, 3.4500%, 9/15/21	142,000	143,705
American Tower Corp, 3.5000%, 1/31/23	252,000	252,499
American Tower Corp, 4.4000%, 2/15/26	894,000	912,319
American Tower Corp, 3.3750%, 10/15/26	2,339,000	2,210,998
BellSouth LLC, 4.4000%, 4/26/17 (144A)	6,896,000	6,966,684
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	1,251,000	1,288,530
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.9080%, 7/23/25	2,542,000	2,675,757
Comcast Corp, 2.3500%, 1/15/27	857,000	790,805
Cox Communications Inc, 3.3500%, 9/15/26 (144A)	1,868,000	1,781,168
Crown Castle International Corp, 4.8750%, 4/15/22	2,470,000	2,630,056
Crown Castle International Corp, 5.2500%, 1/15/23	1,124,000	1,209,705
SBA Tower Trust, 2.9330%, 12/11/17 (144A)	920,000	920,954
Time Warner Cable LLC, 5.8500%, 5/1/17	1,245,000	1,262,639
UBM PLC, 5.7500%, 11/3/20 (144A)	1,456,000	1,529,578
Verizon Communications Inc, 1.7500%, 8/15/21	566,000	542,454
Verizon Communications Inc, 2.6250%, 8/15/26	3,444,000	3,165,549
Verizon Communications Inc, 4.1250%, 8/15/46	718,000	648,492
		30,583,178
Consumer Cyclical – 3.7%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	1,757,000	1,792,140
Brinker International Inc, 3.8750%, 5/15/23	2,301,000	2,177,321
CVS Health Corp, 2.8000%, 7/20/20	3,082,000	3,126,569
CVS Health Corp, 4.7500%, 12/1/22	684,000	741,985
CVS Health Corp, 5.0000%, 12/1/24	919,000	1,004,858
DR Horton Inc, 4.7500%, 5/15/17	538,000	542,708
DR Horton Inc, 3.7500%, 3/1/19	947,000	965,940
DR Horton Inc, 4.0000%, 2/15/20	227,000	233,243
Ford Motor Co, 4.3460%, 12/8/26	1,079,000	1,088,766
Ford Motor Credit Co LLC, 3.0000%, 6/12/17	286,000	287,660
General Motors Co, 4.8750%, 10/2/23	2,589,000	2,711,133
General Motors Financial Co Inc, 3.1000%, 1/15/19	1,418,000	1,432,549
General Motors Financial Co Inc, 3.7000%, 5/9/23	582,000	572,065
Hanesbrands Inc, 4.6250%, 5/15/24 (144A)	2,111,000	2,047,670
IHO Verwaltungs GmbH, 4.1250%, 9/15/21 (144A)	289,000	291,890
IHO Verwaltungs GmbH, 4.5000%, 9/15/23 (144A)	206,000	201,365
MDC Holdings Inc, 5.5000%, 1/15/24	1,055,000	1,089,288
Priceline Group Inc, 3.6000%, 6/1/26	2,500,000	2,468,942
Schaeffler Finance BV, 4.2500%, 5/15/21 (144A)	452,000	461,040
Toll Brothers Finance Corp, 4.0000%, 12/31/18	463,000	475,154
Toll Brothers Finance Corp, 5.8750%, 2/15/22	377,000	409,045
Toll Brothers Finance Corp, 4.3750%, 4/15/23	258,000	257,355
Walgreens Boots Alliance Inc, 2.6000%, 6/1/21	438,000	434,865
Walgreens Boots Alliance Inc, 3.1000%, 6/1/23	278,000	275,857
Walgreens Boots Alliance Inc, 3.4500%, 6/1/26	1,130,000	1,107,600
Walgreens Boots Alliance Inc, 4.6500%, 6/1/46	194,000	196,477
ZF North America Capital Inc, 4.5000%, 4/29/22 (144A)	477,000	491,906
		26,885,391
Consumer Non-Cyclical – 6.6%
AbbVie Inc, 3.2000%, 5/14/26	2,412,000	2,291,501
Actavis Funding SCS, 3.0000%, 3/12/20	2,132,000	2,160,498
Anheuser-Busch InBev Finance Inc, 2.6500%, 2/1/21	477,000	479,188
Anheuser-Busch InBev Finance Inc, 3.3000%, 2/1/23	2,720,000	2,765,394
Anheuser-Busch InBev Finance Inc, 3.6500%, 2/1/26	4,737,000	4,801,561
Anheuser-Busch InBev Finance Inc, 4.9000%, 2/1/46	1,615,000	1,734,079

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Becton Dickinson and Co, 1.8000%, 12/15/17	$1,072,000	$1,074,368
Constellation Brands Inc, 4.2500%, 5/1/23	1,800,000	1,866,402
Constellation Brands Inc, 3.7000%, 12/6/26	426,000	416,219
Danone SA, 2.0770%, 11/2/21 (144A)	1,970,000	1,911,199
Danone SA, 2.5890%, 11/2/23 (144A)	1,187,000	1,142,389
Express Scripts Holding Co, 4.5000%, 2/25/26	1,225,000	1,259,424
HCA Inc, 3.7500%, 3/15/19	680,000	698,700
HCA Inc, 5.3750%, 2/1/25	246,000	246,615
Kraft Heinz Foods Co, 2.8000%, 7/2/20	1,043,000	1,052,183
Kraft Heinz Foods Co, 3.5000%, 7/15/22	894,000	906,560
Kraft Heinz Foods Co, 3.0000%, 6/1/26	1,166,000	1,093,073
Life Technologies Corp, 6.0000%, 3/1/20	1,140,000	1,241,131
Molson Coors Brewing Co, 3.0000%, 7/15/26	2,400,000	2,265,367
Molson Coors Brewing Co, 4.2000%, 7/15/46	570,000	530,349
Newell Brands Inc, 3.1500%, 4/1/21	465,000	472,836
Newell Brands Inc, 3.8500%, 4/1/23	399,000	413,456
Newell Brands Inc, 5.0000%, 11/15/23	791,000	848,068
Newell Brands Inc, 4.2000%, 4/1/26	3,146,000	3,279,249
Perrigo Finance Unlimited Co, 3.9000%, 12/15/24	1,263,000	1,234,853
Perrigo Finance Unlimited Co, 4.3750%, 3/15/26	511,000	510,821
Shire Acquisitions Investments Ireland DAC, 2.4000%, 9/23/21	1,148,000	1,107,906
Shire Acquisitions Investments Ireland DAC, 2.8750%, 9/23/23	1,969,000	1,869,264
Shire Acquisitions Investments Ireland DAC, 3.2000%, 9/23/26	1,547,000	1,443,628
Smithfield Foods Inc, 5.2500%, 8/1/18 (144A)	106,000	107,193
Sysco Corp, 2.5000%, 7/15/21	357,000	352,869
Sysco Corp, 3.3000%, 7/15/26	887,000	869,154
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	1,548,000	1,567,350
Universal Health Services Inc, 5.0000%, 6/1/26 (144A)	1,236,000	1,205,100
Wm Wrigley Jr Co, 2.4000%, 10/21/18 (144A)	1,924,000	1,940,856
Wm Wrigley Jr Co, 3.3750%, 10/21/20 (144A)	1,165,000	1,196,676
		48,355,479
Electric – 1.3%
Dominion Resources Inc/VA, 2.0000%, 8/15/21	205,000	198,618
Dominion Resources Inc/VA, 2.8500%, 8/15/26	289,000	270,162
Duke Energy Corp, 1.8000%, 9/1/21	555,000	534,127
Duke Energy Corp, 2.6500%, 9/1/26	867,000	807,956
IPALCO Enterprises Inc, 5.0000%, 5/1/18	643,000	663,898
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	1,267,000	1,366,043
Southern Co, 2.3500%, 7/1/21	2,183,000	2,143,494
Southern Co, 2.9500%, 7/1/23	1,164,000	1,147,383
Southern Co, 3.2500%, 7/1/26	2,562,000	2,489,744
		9,621,425
Energy – 4.3%
Anadarko Petroleum Corp, 4.8500%, 3/15/21	234,000	250,703
Anadarko Petroleum Corp, 5.5500%, 3/15/26	1,506,000	1,683,408
Antero Resources Corp, 5.3750%, 11/1/21	1,600,000	1,636,000
Buckeye Partners LP, 3.9500%, 12/1/26	327,000	318,541
Canadian Natural Resources Ltd, 5.7000%, 5/15/17	318,000	322,726
Canadian Natural Resources Ltd, 5.9000%, 2/1/18	566,000	589,116
Cenovus Energy Inc, 5.7000%, 10/15/19	36,000	38,493
Cimarex Energy Co, 5.8750%, 5/1/22	1,184,000	1,230,660
Cimarex Energy Co, 4.3750%, 6/1/24	397,000	412,397
ConocoPhillips Co, 4.2000%, 3/15/21	1,093,000	1,160,069
ConocoPhillips Co, 4.9500%, 3/15/26	1,436,000	1,583,236
Diamond Offshore Drilling Inc, 5.8750%, 5/1/19	278,000	288,356
Energy Transfer Partners LP, 4.1500%, 10/1/20	704,000	728,505
Energy Transfer Partners LP, 4.7500%, 1/15/26	737,000	760,947
Helmerich & Payne International Drilling Co, 4.6500%, 3/15/25	2,627,000	2,711,127
Hess Corp, 4.3000%, 4/1/27	1,293,000	1,285,153

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2016

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Hiland Partners Holdings LLC / Hiland Partners Finance Corp,
5.5000%, 5/15/22 (144A)	$800,000	$835,280
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	657,000	698,937
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	758,000	777,435
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	76,000	85,144
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	606,000	654,473
MPLX LP, 4.5000%, 7/15/23	360,000	365,259
Oceaneering International Inc, 4.6500%, 11/15/24	1,671,000	1,646,244
Phillips 66 Partners LP, 3.6050%, 2/15/25	865,000	846,080
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	1,800,000	1,857,258
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	1,023,000	1,124,328
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27 (144A)	1,911,000	1,927,721
Spectra Energy Partners LP, 4.7500%, 3/15/24	1,715,000	1,818,763
Tesoro Logistics LP / Tesoro Logistics Finance Corp, 5.2500%, 1/15/25	506,000	516,753
Western Gas Partners LP, 5.3750%, 6/1/21	1,746,000	1,876,423
Williams Cos Inc, 3.7000%, 1/15/23	460,000	443,900
Williams Partners LP / ACMP Finance Corp, 4.8750%, 5/15/23	1,371,000	1,395,638
Williams Partners LP / ACMP Finance Corp, 4.8750%, 3/15/24	126,000	127,127
		31,996,200
Finance Companies – 0.8%
CIT Group Inc, 4.2500%, 8/15/17	4,458,000	4,513,725
CIT Group Inc, 5.5000%, 2/15/19 (144A)	958,000	1,010,690
International Lease Finance Corp, 8.7500%, 3/15/17	681,000	690,364
		6,214,779
Financial Institutions – 1.1%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	1,975,000	2,034,248
Kennedy-Wilson Inc, 5.8750%, 4/1/24	2,713,000	2,763,869
LeasePlan Corp NV, 2.5000%, 5/16/18 (144A)	3,395,000	3,399,437
		8,197,554
Industrial – 0.1%
Cintas Corp No 2, 4.3000%, 6/1/21	533,000	565,197
Insurance – 0.9%
Aetna Inc, 2.4000%, 6/15/21	1,002,000	996,568
Aetna Inc, 2.8000%, 6/15/23	725,000	713,330
Aetna Inc, 3.2000%, 6/15/26	3,298,000	3,257,797
Berkshire Hathaway Inc, 3.1250%, 3/15/26	268,000	265,874
CNO Financial Group Inc, 4.5000%, 5/30/20	400,000	410,000
Voya Financial Inc, 5.6500%, 5/15/53‡	1,066,000	1,050,010
		6,693,579
Real Estate Investment Trusts (REITs) – 1.4%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	396,000	394,842
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	2,012,000	2,126,529
Alexandria Real Estate Equities Inc, 4.5000%, 7/30/29	907,000	905,932
Goodman Funding Pty Ltd, 6.3750%, 4/15/21 (144A)	1,838,000	2,073,545
Post Apartment Homes LP, 4.7500%, 10/15/17	887,000	900,552
Senior Housing Properties Trust, 6.7500%, 4/15/20	411,000	444,549
Senior Housing Properties Trust, 6.7500%, 12/15/21	481,000	537,859
SL Green Realty Corp, 5.0000%, 8/15/18	887,000	923,656
SL Green Realty Corp, 7.7500%, 3/15/20	1,578,000	1,780,372
		10,087,836
Technology – 4.1%
Cadence Design Systems Inc, 4.3750%, 10/15/24	2,629,000	2,574,769
Fidelity National Information Services Inc, 3.6250%, 10/15/20	820,000	848,293
Fidelity National Information Services Inc, 5.0000%, 3/15/22	278,000	285,664
Fidelity National Information Services Inc, 4.5000%, 10/15/22	1,099,000	1,171,764
Fidelity National Information Services Inc, 3.0000%, 8/15/26	1,826,000	1,714,592
NXP BV / NXP Funding LLC, 4.1250%, 6/15/20 (144A)	521,000	539,235
NXP BV / NXP Funding LLC, 4.1250%, 6/1/21 (144A)	200,000	206,500
NXP BV / NXP Funding LLC, 3.8750%, 9/1/22 (144A)	1,893,000	1,916,663

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
NXP BV / NXP Funding LLC, 4.6250%, 6/1/23 (144A)	$1,075,000	$1,128,750
Seagate HDD Cayman, 4.7500%, 1/1/25	1,736,000	1,653,879
Seagate HDD Cayman, 4.8750%, 6/1/27	453,000	407,671
Seagate HDD Cayman, 5.7500%, 12/1/34	394,000	335,885
Total System Services Inc, 3.8000%, 4/1/21	868,000	895,169
Total System Services Inc, 4.8000%, 4/1/26	3,051,000	3,283,117
Trimble Inc, 4.7500%, 12/1/24	3,079,000	3,114,399
TSMC Global Ltd, 1.6250%, 4/3/18 (144A)	4,326,000	4,308,519
Verisk Analytics Inc, 4.8750%, 1/15/19	812,000	850,954
Verisk Analytics Inc, 5.8000%, 5/1/21	2,609,000	2,900,629
Verisk Analytics Inc, 4.1250%, 9/12/22	1,012,000	1,053,256
Verisk Analytics Inc, 5.5000%, 6/15/45	1,055,000	1,119,899
		30,309,607
Transportation – 0.6%
Penske Truck Leasing Co Lp / PTL Finance Corp, 3.3750%, 3/15/18 (144A)	1,747,000	1,777,363
Penske Truck Leasing Co Lp / PTL Finance Corp, 2.5000%, 6/15/19 (144A)	709,000	710,539
Penske Truck Leasing Co Lp / PTL Finance Corp, 4.8750%, 7/11/22 (144A)	113,000	121,136
Penske Truck Leasing Co Lp / PTL Finance Corp, 4.2500%, 1/17/23 (144A)	825,000	856,013
Southwest Airlines Co, 5.1250%, 3/1/17	838,000	842,863
		4,307,914
Total Corporate Bonds (cost $304,617,894)		305,772,872
Inflation-Indexed Bonds – 1.5%
United States Treasury Inflation Indexed Bonds, 0.1250%, 7/15/26ÇÇ (cost $11,374,187)	11,731,493	11,342,570
Mortgage-Backed Securities – 24.3%
Fannie Mae Pool:
6.0000%, 8/1/22	342,925	366,770
5.5000%, 1/1/25	116,382	123,780
4.0000%, 3/1/29	571,979	606,614
4.0000%, 6/1/29	208,319	221,068
4.0000%, 7/1/29	564,480	595,933
4.0000%, 9/1/29	631,375	666,821
5.0000%, 9/1/29	497,535	542,108
3.5000%, 10/1/29	2,869,218	3,016,145
5.0000%, 1/1/30	182,116	198,267
3.5000%, 5/1/33	452,817	470,088
4.0000%, 4/1/34	709,438	753,270
6.0000%, 10/1/35	454,450	518,165
6.0000%, 12/1/35	363,191	415,265
6.0000%, 2/1/37	180,636	210,711
6.0000%, 9/1/37	366,172	391,809
6.0000%, 10/1/38	390,691	442,654
7.0000%, 2/1/39	161,325	194,166
5.5000%, 12/1/39	687,985	769,509
5.5000%, 3/1/40	552,939	628,184
5.5000%, 4/1/40	1,181,103	1,317,121
4.5000%, 10/1/40	116,126	125,379
5.0000%, 10/1/40	168,508	187,011
5.5000%, 2/1/41	314,306	357,034
5.0000%, 5/1/41	259,553	283,919
5.5000%, 5/1/41	378,432	422,369
5.5000%, 6/1/41	832,132	942,451
5.5000%, 6/1/41	332,194	370,630
5.5000%, 7/1/41	1,387,019	1,547,637
4.5000%, 8/1/41	622,412	672,068
5.0000%, 10/1/41	320,991	351,155
5.5000%, 12/1/41	715,815	800,931
5.5000%, 2/1/42	3,341,177	3,723,433
4.0000%, 6/1/42	957,485	1,015,071

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2016

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
3.5000%, 7/1/42	$1,809,039	$1,864,552
4.0000%, 7/1/42	571,251	605,457
4.0000%, 8/1/42	406,799	431,237
4.0000%, 9/1/42	523,451	555,014
4.0000%, 9/1/42	489,445	519,080
4.0000%, 11/1/42	634,186	672,642
4.5000%, 11/1/42	407,862	441,891
4.0000%, 12/1/42	238,266	252,406
3.5000%, 1/1/43	1,200,035	1,236,872
3.5000%, 2/1/43	2,530,258	2,608,081
3.5000%, 2/1/43	445,195	458,852
4.5000%, 2/1/43	2,437,854	2,632,699
3.5000%, 3/1/43	1,320,409	1,361,213
4.5000%, 3/1/43	926,415	1,023,923
4.0000%, 5/1/43	1,322,835	1,402,607
4.0000%, 7/1/43	1,792,528	1,900,610
4.0000%, 8/1/43	1,607,278	1,704,410
4.0000%, 9/1/43	468,246	496,407
5.5000%, 10/1/43	1,377,129	1,564,775
3.5000%, 1/1/44	1,871,662	1,931,937
3.5000%, 1/1/44	733,995	757,526
4.0000%, 2/1/44	988,699	1,048,663
3.5000%, 4/1/44	874,818	901,597
4.5000%, 5/1/44	4,539,398	4,960,141
5.5000%, 5/1/44	713,674	796,171
4.0000%, 6/1/44	1,520,239	1,612,305
4.0000%, 7/1/44	2,691,885	2,859,387
5.0000%, 7/1/44	1,069,414	1,191,761
4.0000%, 8/1/44	1,508,488	1,602,414
4.0000%, 8/1/44	571,332	606,936
4.5000%, 8/1/44	2,039,313	2,225,548
4.5000%, 10/1/44	1,535,168	1,673,213
4.5000%, 10/1/44	834,557	905,201
3.5000%, 2/1/45	2,229,693	2,298,340
4.5000%, 3/1/45	1,454,938	1,578,129
4.0000%, 5/1/45	1,179,514	1,252,330
4.5000%, 5/1/45	1,380,476	1,504,573
4.5000%, 5/1/45	847,594	927,148
4.5000%, 6/1/45	723,280	790,328
4.5000%, 9/1/45	3,399,531	3,687,655
4.0000%, 10/1/45	2,237,587	2,368,657
4.5000%, 10/1/45	2,914,185	3,176,276
4.5000%, 10/1/45	1,484,504	1,636,674
3.5000%, 12/1/45	748,995	771,488
4.0000%, 12/1/45	1,039,425	1,103,589
3.5000%, 1/1/46	2,136,607	2,200,374
3.5000%, 1/1/46	1,830,999	1,885,660
4.0000%, 1/1/46	853,181	903,656
4.0000%, 1/1/46	492,524	521,626
4.5000%, 2/1/46	2,602,359	2,837,563
4.5000%, 2/1/46	971,878	1,055,701
4.0000%, 4/1/46	1,348,013	1,432,817
4.5000%, 4/1/46	1,287,594	1,412,198
4.0000%, 5/1/46	1,625,047	1,721,603
4.0000%, 6/1/46	508,506	539,517
4.5000%, 6/1/46	3,249,995	3,529,391
3.5000%, 7/1/46	1,376,645	1,415,860
3.5000%, 7/1/46	1,364,524	1,405,413
4.0000%, 7/1/46	1,105,524	1,173,259

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	15

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.5000%, 7/1/46	$895,309	$970,986
4.0000%, 10/1/46	710,556	752,995
		112,906,870
Freddie Mac Gold Pool:
5.0000%, 6/1/20	135,288	141,427
5.5000%, 12/1/28	293,042	324,646
3.5000%, 7/1/29	553,134	578,139
3.5000%, 9/1/29	489,065	511,218
8.0000%, 4/1/32	205,554	259,587
5.5000%, 10/1/36	323,654	367,176
5.5000%, 4/1/40	614,071	686,938
6.0000%, 4/1/40	309,263	360,940
5.5000%, 5/1/41	495,038	549,080
5.5000%, 8/1/41	961,978	1,104,479
5.5000%, 8/1/41	908,075	1,030,894
5.0000%, 3/1/42	789,274	877,095
3.5000%, 2/1/44	954,027	982,208
4.5000%, 5/1/44	761,340	826,802
5.0000%, 7/1/44	272,419	302,147
4.0000%, 8/1/44	245,835	260,272
4.5000%, 9/1/44	2,950,761	3,228,392
4.5000%, 6/1/45	1,521,448	1,664,864
4.0000%, 2/1/46	1,103,652	1,172,140
4.5000%, 2/1/46	1,424,670	1,559,277
4.5000%, 2/1/46	926,935	1,005,561
4.5000%, 5/1/46	1,430,694	1,559,672
4.5000%, 6/1/46	1,742,529	1,890,336
3.5000%, 7/1/46	2,752,503	2,831,104
4.0000%, 7/1/46	1,465,981	1,549,384
		25,623,778
Ginnie Mae I Pool:
4.0000%, 8/15/24	265,155	277,043
5.1000%, 1/15/32	676,618	771,935
7.5000%, 8/15/33	660,331	771,086
4.9000%, 10/15/34	779,957	889,360
5.5000%, 9/15/35	191,384	219,907
5.5000%, 3/15/36	263,634	297,520
5.5000%, 2/15/39	486,155	547,825
5.5000%, 6/15/39	1,162,555	1,321,310
5.5000%, 8/15/39	749,730	871,050
5.5000%, 8/15/39	496,055	576,259
5.0000%, 9/15/39	826,921	907,014
5.0000%, 9/15/39	362,317	397,331
5.0000%, 10/15/39	261,163	288,952
5.0000%, 11/15/39	459,081	503,811
5.0000%, 1/15/40	147,542	162,350
5.0000%, 5/15/40	591,809	655,170
5.0000%, 5/15/40	164,962	183,563
5.0000%, 5/15/40	54,480	60,691
5.0000%, 7/15/40	471,188	517,259
5.0000%, 7/15/40	155,172	170,625
4.5000%, 9/15/40	528,594	578,662
5.0000%, 2/15/41	473,782	522,616
5.0000%, 4/15/41	163,609	179,930
4.5000%, 5/15/41	1,036,589	1,169,829
4.5000%, 5/15/41	587,384	643,645
5.0000%, 5/15/41	173,495	192,905
4.5000%, 7/15/41	475,650	540,820
4.5000%, 7/15/41	144,601	160,291

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2016

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae I Pool – (continued)
4.5000%, 8/15/41	$1,234,639	$1,363,527
5.0000%, 9/15/41	270,181	302,246
5.0000%, 11/15/43	1,051,464	1,180,943
4.5000%, 5/15/44	621,747	680,947
5.0000%, 6/15/44	865,805	967,223
5.0000%, 6/15/44	550,874	614,422
5.0000%, 7/15/44	403,273	449,548
4.0000%, 1/15/45	2,788,197	2,979,473
4.0000%, 4/15/45	647,176	703,142
4.0000%, 7/15/46	2,147,756	2,326,923
4.5000%, 8/15/46	3,069,688	3,362,572
		29,309,725
Ginnie Mae II Pool:
6.0000%, 11/20/34	260,923	304,137
5.5000%, 3/20/35	1,099,875	1,234,646
5.5000%, 3/20/36	269,347	300,121
5.5000%, 11/20/37	288,735	322,634
6.0000%, 1/20/39	115,186	129,266
7.0000%, 5/20/39	57,432	67,531
5.0000%, 6/20/41	626,077	680,217
6.0000%, 12/20/41	213,657	244,317
5.5000%, 1/20/42	364,991	406,984
6.0000%, 1/20/42	127,288	144,867
6.0000%, 2/20/42	190,556	215,801
6.0000%, 3/20/42	121,247	138,239
6.0000%, 4/20/42	514,298	590,579
3.5000%, 5/20/42	376,161	394,026
5.5000%, 5/20/42	405,457	449,369
6.0000%, 5/20/42	341,562	388,234
5.5000%, 7/20/42	601,346	659,015
6.0000%, 7/20/42	136,537	152,944
6.0000%, 8/20/42	139,385	159,374
6.0000%, 9/20/42	153,995	176,238
6.0000%, 11/20/42	130,787	149,215
6.0000%, 2/20/43	172,841	197,469
4.0000%, 3/20/43	474,330	511,440
5.0000%, 12/20/44	915,468	1,030,800
5.0000%, 9/20/45	340,577	383,858
4.0000%, 10/20/45	1,283,417	1,383,322
		10,814,643
Total Mortgage-Backed Securities (cost $180,781,235)		178,655,016
United States Treasury Notes/Bonds – 12.9%
0.5000%, 4/30/17	297,000	296,980
0.7500%, 9/30/18	3,965,000	3,937,530
1.5000%, 10/31/19	7,418,000	7,432,480
1.5000%, 11/30/19	8,680,000	8,693,645
1.3750%, 9/30/20	1,201,000	1,186,509
1.7500%, 12/31/20	12,825,000	12,810,469
1.3750%, 1/31/21	10,831,000	10,648,974
1.1250%, 2/28/21	21,486,000	20,888,002
1.2500%, 3/31/21	11,563,000	11,286,147
2.0000%, 8/15/25	2,070,000	2,002,257
3.6250%, 2/15/44	5,070,000	5,607,719
3.1250%, 8/15/44	4,271,000	4,313,150
3.0000%, 11/15/44	2,220,000	2,188,090
2.8750%, 11/15/46	3,818,000	3,677,097
Total United States Treasury Notes/Bonds (cost $95,845,502)		94,969,049

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	17

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Preferred Stocks – 1.0%
Banks – 0.4%
Citigroup Capital XIII, 7.2573%	101,000	$2,607,820
Capital Markets – 0.3%
Morgan Stanley, 6.8750%	41,212	1,114,372
Morgan Stanley, 7.1250%	42,091	1,184,020
		2,298,392
Consumer Finance – 0.3%
Discover Financial Services, 6.5000%	74,000	1,900,320
Industrial Conglomerates – 0%
General Electric Co, 4.7000%	7,000	171,920
Total Preferred Stocks (cost $6,803,782)		6,978,452
Investment Companies – 1.1%
Money Markets – 1.1%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£ (cost $8,443,000)	8,443,000	8,443,000
U.S. Government Agency Notes – 6.5%
United States Treasury Bill:
0%, 1/12/17◊	$9,971,000	9,970,003
0%, 3/16/17◊	22,123,000	22,115,368
0%, 6/22/17◊	9,490,000	9,462,242
0%, 11/9/17◊	6,506,000	6,461,362
Total U.S. Government Agency Notes (cost $48,011,864)		48,008,975
Total Investments (total cost $738,414,855) – 100.0%		736,557,816
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(163,528)
Net Assets – 100%		$736,394,288

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$693,632,765	94.2%
Belgium	9,780,222	1.3
Netherlands	7,190,585	1.0
United Kingdom	4,974,014	0.7
Singapore	4,561,099	0.6
Taiwan	4,308,519	0.6
France	3,651,785	0.5
Canada	2,742,475	0.4
Australia	2,073,545	0.3
Switzerland	1,950,730	0.2
Germany	1,446,201	0.2
Luxembourg	138,683	0.0
Hong Kong	107,193	0.0

Total	$736,557,816	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	DECEMBER 31, 2016

Janus Aspen Flexible Bond Portfolio

Notes to Schedule of Investments and Other Information

Bloomberg Barclays U.S. Aggregate Bond Index	A broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2016 is $92,360,870, which represents 12.5% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of December 31, 2016.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of December 31, 2016.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2016. Unless otherwise indicated, all information in the table is for the year ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/15	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Liquidity Fund LLC	23,621,659	426,224,799	(441,403,458)	8,443,000	$—	$57,416	$8,443,000

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$1,258,219	$1,259,841	0.2%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2016. The issuer incurs all registration costs.

Janus Aspen Series	19

Janus Aspen Flexible Bond Portfolio

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$45,434,392	$-
Bank Loans and Mezzanine Loans	-	36,953,490	-
Corporate Bonds	-	305,772,872	-
Inflation-Indexed Bonds	-	11,342,570	-
Mortgage-Backed Securities	-	178,655,016	-
United States Treasury Notes/Bonds	-	94,969,049	-
Preferred Stocks	-	6,978,452	-
Investment Companies	-	8,443,000	-
U.S. Government Agency Notes	-	48,008,975	-
Total Assets	$-	$736,557,816	$-

20	DECEMBER 31, 2016

Janus Aspen Flexible Bond Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments, at cost	$738,414,855
Unaffiliated investments, at value	728,114,816
Affiliated investments, at value	8,443,000
Cash	188,604
Non-interested Trustees' deferred compensation	13,683
Receivables:
Interest	4,792,226
Investments sold	3,679,632
Portfolio shares sold	858,360
Dividends	36,452
Dividends from affiliates	5,158
Other assets	9,372
Total Assets	746,141,303
Liabilities:
Payables:	—
Investments purchased	7,445,333
Portfolio shares repurchased	1,756,458
Advisory fees	326,927
12b-1 Distribution and shareholder servicing fees	90,956
Transfer agent fees and expenses	35,090
Professional fees	27,157
Non-interested Trustees' deferred compensation fees	13,683
Portfolio administration fees	6,331
Non-interested Trustees' fees and expenses	6,159
Custodian fees	1,066
Accrued expenses and other payables	37,855
Total Liabilities	9,747,015
Net Assets	$736,394,288
Net Assets Consist of:
Capital (par value and paid-in surplus)	$744,021,541
Undistributed net investment income/(loss)	2,913,562
Undistributed net realized gain/(loss) from investments	(8,683,777)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	(1,857,038)
Total Net Assets	$736,394,288
Net Assets - Institutional Shares	$335,208,045
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	28,842,717
Net Asset Value Per Share	$11.62
Net Assets - Service Shares	$401,186,243
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31,763,713
Net Asset Value Per Share	$12.63

See Notes to Financial Statements.

Janus Aspen Series	21

Janus Aspen Flexible Bond Portfolio

Statement of Operations

For the year ended December 31, 2016

Investment Income:
Interest	$20,502,716
Dividends	488,514
Dividends from affiliates	57,416
Other income	194,026
Total Investment Income	21,242,672
Expenses:
Advisory fees	3,595,315
12b-1Distribution and shareholder servicing fees:
Service Shares	958,553
Transfer agent administrative fees and expenses:
Institutional Shares	117,226
Service Shares	136,904
Other transfer agent fees and expenses:
Institutional Shares	6,733
Service Shares	4,576
Shareholder reports expense	78,049
Portfolio administration fees	66,421
Professional fees	61,424
Non-interested Trustees’ fees and expenses	23,689
Registration fees	22,112
Custodian fees	17,983
Other expenses	143,927
Total Expenses	5,232,912
Net Investment Income/(Loss)	16,009,760
Net Realized Gain/(Loss) on Investments:
Investments	(2,191,223)
Total Net Realized Gain/(Loss) on Investments	(2,191,223)
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	1,556,768
Total Change in Unrealized Net Appreciation/Depreciation	1,556,768
Net Increase/(Decrease) in Net Assets Resulting from Operations	$15,375,305

See Notes to Financial Statements.

22	DECEMBER 31, 2016

Janus Aspen Flexible Bond Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015

Operations:
Net investment income/(loss)	$16,009,760	$13,321,475
Net realized gain/(loss) on investments	(2,191,223)	(2,224,950)
Change in unrealized net appreciation/depreciation	1,556,768	(11,126,272)
Net Increase/(Decrease) in Net Assets Resulting from Operations	15,375,305	(29,747)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Institutional Shares	(9,771,475)	(8,293,120)
Service Shares	(9,601,454)	(5,184,329)
Total Dividends from Net Investment Income	(19,372,929)	(13,477,449)
Distributions from Net Realized Gain from Investment Transactions
Institutional Shares	—	(1,662,607)
Service Shares	—	(1,012,843)
Total Distributions from Net Realized Gain from Investment Transactions	—	(2,675,450)
Net Decrease from Dividends and Distributions to Shareholders	(19,372,929)	(16,152,899)
Capital Share Transactions:
Institutional Shares	(19,540,667)	762,616
Service Shares	100,490,572	103,035,167
Net Increase/(Decrease) from Capital Share Transactions	80,949,905	103,797,783
Net Increase/(Decrease) in Net Assets	76,952,281	87,615,137
Net Assets:
Beginning of period	659,442,007	571,826,870
End of period	$736,394,288	$659,442,007

Undistributed Net Investment Income/(Loss)	$2,913,562	$4,020,003

See Notes to Financial Statements.

Janus Aspen Series	23

Janus Aspen Flexible Bond Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during each year ended December 31	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$11.67	$11.98	$11.82		$12.59	$12.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.28(1)	0.28(1)	0.33(1)		0.38	0.43
Net realized and unrealized gain/(loss)	0.01(2)	(0.25)	0.25		(0.40)	0.57
Total from Investment Operations	0.29	0.03	0.58		(0.02)	1.00
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.28)	(0.42)		(0.30)	(0.44)
Distributions (from capital gains)	—	(0.06)	—		(0.45)	(0.24)
Total Dividends and Distributions	(0.34)	(0.34)	(0.42)		(0.75)	(0.68)
Net Asset Value, End of Period	$11.62	$11.67	$11.98		$11.82	$12.59
Total Return*	2.46%	0.22%	4.94%		(0.06)%	8.34%
Net Assets, End of Period (in thousands)	$335,208	$355,569	$363,977		$344,028	$381,593
Average Net Assets for the Period (in thousands)	$350,120	$347,338	$345,064		$360,706	$378,140
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.58%	0.57%	0.59%		0.56%	0.57%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.57%	0.58%		0.55%	0.55%
Ratio of Net Investment Income/(Loss)	2.31%	2.33%	2.74%		2.35%	2.87%
Portfolio Turnover Rate	112%	111%	144%		138%	140%
				1

Service Shares
For a share outstanding during each year ended December 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.66	$12.98	$12.78	$13.56	$13.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.27(1)	0.27(1)	0.32(1)	0.38	0.40
Net realized and unrealized gain/(loss)	0.01(2)	(0.27)	0.28	(0.44)	0.65
Total from Investment Operations	0.28	—	0.60	(0.06)	1.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.26)	(0.40)	(0.27)	(0.42)
Distributions (from capital gains)	—	(0.06)	—	(0.45)	(0.24)
Total Dividends and Distributions	(0.31)	(0.32)	(0.40)	(0.72)	(0.66)
Net Asset Value, End of Period	$12.63	$12.66	$12.98	$12.78	$13.56
Total Return*	2.22%	(0.06)%	4.69%	(0.32)%	8.09%
Net Assets, End of Period (in thousands)	$401,186	$303,873	$207,850	$117,539	$128,665
Average Net Assets for the Period (in thousands)	$383,710	$250,537	$146,672	$124,401	$109,071
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.82%	0.85%	0.81%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.82%	0.84%	0.80%	0.80%
Ratio of Net Investment Income/(Loss)	2.06%	2.09%	2.49%	2.10%	2.60%
Portfolio Turnover Rate	112%	111%	144%	138%	140%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) This amount does not agree with the change in the aggregate gains and losses in the Portfolio's securities for the year or period due to the timing of sales and repurchases of the Portfolio's shares in relation to fluctuating market values for the Portfolio's securities.

See Notes to Financial Statements.

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Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Aspen Flexible Bond Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio seeks to obtain maximum total return, consistent with preservation of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital,

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Notes to Financial Statements

and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Inflation-Linked Securities

The Portfolio may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Portfolio.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Loans

The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of December 31, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date

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Notes to Financial Statements

specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real

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Notes to Financial Statements

estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Portfolio may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Portfolio may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $300 Million	0.55
Over $300 Million	0.45

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.57% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waiver until at least May 1, 2017. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

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Janus Aspen Flexible Bond Portfolio

Notes to Financial Statements

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Effective May 1, 2016, Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Portfolio's Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $56,245 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2016. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be

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Notes to Financial Statements

deferred until distributed in accordance with the Deferred Plan. Deferred fees of $201,900 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2016, the Portfolio engaged in cross trades amounting to $57,376,089 in purchases and $37,076,496 in sales, resulting in a net realized gain of $428,265. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 2,927,243	$ -	$ (8,052,382)	$ -	$ -	$ (13,680)	$ (2,488,434)

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Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(8,049,725)	$ (2,657)	$ (8,052,382)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 739,046,250	$ 6,072,858	$ (8,561,292)	$ (2,488,434)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 19,372,929	$ -	$ -	$ -

For the year ended December 31, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 13,477,370	$ 2,675,529	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 2,256,728	$ (2,256,728)

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Notes to Financial Statements

5. Capital Share Transactions

	Year ended December 31, 2016		Year ended December 31, 2015
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	4,343,672	$ 51,810,237	9,346,283	$112,663,618
Reinvested dividends and distributions	830,664	9,771,475	842,906	9,955,727
Shares repurchased	(6,802,949)	(81,122,379)	(10,095,656)	(121,856,729)
Net Increase/(Decrease)	(1,628,613)	$ (19,540,667)	93,533	$ 762,616
Service Shares:
Shares sold	14,435,323	$186,652,808	14,834,525	$192,168,046
Reinvested dividends and distributions	751,582	9,601,454	483,987	6,197,172
Shares repurchased	(7,428,588)	(95,763,690)	(7,330,112)	(95,330,051)
Net Increase/(Decrease)	7,758,317	$100,490,572	7,988,400	$103,035,167

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$442,060,988	$ 357,897,327	$ 398,541,122	$ 440,042,960

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Portfolio (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Portfolio. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain portfolios. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Portfolio (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Portfolio and Janus Capital and interim sub-advisory agreements between Janus Capital and the Portfolio’s subadviser, as applicable. In the event shareholders of the Portfolio do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Portfolio upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Portfolio approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by

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Notes to Financial Statements

Janus Capital and the Portfolio’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Portfolio’s name will change to reflect “Janus Henderson” as part of the Portfolio’s name.

Shareholders and contract owners of record of the Portfolio as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Aspen Flexible Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Flexible Bond Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado
February 10, 2017

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS WITH JANUS CAPITAL AND JANUS CAPITAL AFFILIATES DURING THE PERIOD

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”) of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”) or Perkins Investment Management LLC (“Perkins”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s

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Additional Information (unaudited)

business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH and Perkins.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH or Perkins as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH or Perkins in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

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Additional Information (unaudited)

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• The Transaction is not expected to result in any changes to the portfolio managers providing services to the Funds.

• After the Transaction, the distribution and marketing services provided to the Janus Funds were expected to be improved or enhanced based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The

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Additional Information (unaudited)

term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH or Perkins, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Portfolio

Janus Capital met with the Trustees on December 7-8, 2016, to discuss the approval of an amended and restated investment advisory agreement (the “Amended Advisory Agreement”) between Janus Capital and the Trust on behalf of

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Additional Information (unaudited)

Janus Portfolio (for the purposes of this section, the “Fund” refers to Janus Portfolio) and other matters related to the proposed changes to the Fund’s name, principal investment strategies, and portfolio management team (the “Realignment”). At the meeting, the Trustees also discussed the Amended Advisory Agreement and other matters related to the Realignment with their independent counsel in executive session. During the course of this meeting, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of this meeting the Board also considered the proposal to merge the Janus Fund, a series of Janus Investment Fund, into the Janus Research Fund, another series of Janus Investment Fund, and undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital to the Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the Fund in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees approved the Amended Advisory Agreement and other matters related to the Realignment. In determining whether to approve the Amended Advisory Agreement, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of the Amended Advisory Agreement are substantially the same as the Current Advisory Agreement, except for the change to the advisory fee rate based on the amount of such outperformance or underperformance (the “Full Performance Rate”) and cumulative investment record of the Fund’s benchmark index (the “Performance Fee Benchmark”);

• the estimated impact of the change to the Full Performance Rate and Performance Fee Benchmark on the amount of advisory fees to be paid by the Fund, including consideration of comparative pro forma data showing the advisory fees payable if the Amended Advisory Agreement had been in place in prior years;

• the Fund’s investment team will be able to more efficiently manage the Fund’s portfolio, assuming the merger of the Janus Fund into Janus Research Fund is implemented, which may also provide benefits from opportunities to aggregate trading across funds that have similar investment strategies;

• Janus Capital’s belief that the Fund shareholders may benefit from the Realignment, as a result of the research-driven investment process to be implemented, which includes lower historical transaction costs and potential performance gains from securities lending as compared to the Fund’s current investment approach;

• the Realignment was being proposed as part of Janus Capital’s efforts to streamline its product line;

• Janus Capital’s belief that the Fund would benefit from Janus Capital’s operational efficiencies resulting from the merger of the Janus Fund into the Janus Research Fund and the Realignment, including a potentially more efficient and effective investment management approach providing the potential for a growing fund and improved performance after the Realignment;

• the costs of seeking approval of the Amended Advisory Agreement will be borne by Janus Capital;

• the costs incurred to reposition the Fund’s portfolio in connection with the Realignment;

• the potential tax consequences of any repositioning of the Fund’s portfolio as a result of the Merger; and any potential benefits of Janus Capital and its affiliates as a result of the Realignment.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

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Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging
Growth and Equity Fund I (early stage venture capital
fund) (since 2014) and Managing Trustee of National
Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Aspen Flexible Bond Portfolio	12/15-Present	Portfolio Manager for other Janus accounts and Analyst for Janus Capital.
Mayur Saigal 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Aspen Flexible Bond Portfolio	12/15-Present	Portfolio Manager for other Janus accounts and Analyst for Janus Capital.
Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Aspen Flexible Bond Portfolio	5/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

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Notes

NotesPage2

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Notes

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Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7530				109-02-81114 02-17

ANNUAL REPORT December 31, 2016

Janus Aspen Forty Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Aspen Forty Portfolio

Janus Aspen Forty Portfolio (unaudited)

PORTFOLIO SNAPSHOT

We believe that constructing a concentrated portfolio of quality growth companies will allow us to outperform our benchmark over time. We define quality as companies that enjoy sustainable “moats” around their businesses, potentially allowing companies to grow faster, with higher returns, than their competitors. We believe the market often underestimates these companies’ sustainable competitive advantage periods.

Doug Rao co-portfolio manager	Nick Schommer co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended December 31, 2016, Janus Aspen Forty Portfolio’s Institutional Shares and Service Shares returned 2.20% and 1.94%, respectively, versus a return of 7.08% for the Portfolio’s primary benchmark, the Russell 1000 Growth Index. The Portfolio’s secondary benchmark, the S&P 500 Index, returned 11.96% for the period.

INVESTMENT ENVIRONMENT

Stocks registered gains in 2016, but experienced brief bouts of volatility. Equities started the year lower due to concerns about the health of the Chinese economy and fear about how falling oil prices could affect the energy sector. As fears grew about the global economy, more defensive areas of the market such as consumer staples and utilities companies outperformed. Midway through the year, the UK’s decision to leave the European Union (EU) in June’s “Brexit” referendum jolted markets, but investors soon regained their composure and sent shares higher. Stocks climbed after the November U.S. presidential election, on the expectation that the new administration would champion pro-growth initiatives. As economic growth prospects improved, cyclical stocks outperformed the broader market.

PERFORMANCE DISCUSSION

The Portfolio underperformed both its primary benchmark, the Russell 1000 Growth Index, and its secondary benchmark, the S&P 500 Index, during the period. As part of our investment strategy, we seek companies that have built clear, sustainable, competitive moats around their businesses, which should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing these sustainable competitive advantages can be a meaningful driver of outperformance over longer time horizons because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders.

Over the course of the past year, our underperformance came during two brief periods. We fell behind the benchmark at the beginning of the year, when markets sold off due to fears about the global economy and investors rotated into more defensive areas of the market. We also underperformed at the end of the year, when prospects for an improving global economic picture led to a broad market rotation away from companies tied to secular growth trends toward companies with more cyclical growth prospects. As we note in our Outlook, many of the companies we own are tied to secular growth themes. While that hurt performance during the period, we invest with a long-term perspective and maintain a high level of conviction in the competitive advantages of our companies and secular themes underpinning growth potential for the stocks in our portfolio.

We also held a few stocks during the period that produced disappointing results that affected performance. Norwegian Cruise Line was the leading detractor during the period. We exited our position in the cruise line company due to poor execution by management during a period of time in which geopolitical factors impacted demand for their business.

Regeneron Pharmaceuticals was another detractor. Slower-than-expected adoption of a new drug the company recently launched has been a headwind for the company. However, we remain encouraged about many of the drugs in Regeneron’s pipeline, in addition to its existing drugs on the market.

Salesforce was another detractor. A rumor that the company was interested in acquiring Twitter was one reason that drove the stock lower. We didn’t think the acquisition was a natural fit for the business, and were

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pleased to see the company decide not to pursue the acquisition. We continue to like Salesforce’s position as a leader in cloud-based enterprise software, and believe it will benefit as marketing and sales departments move more functions from on-premises software to the cloud.

While some stocks negatively affected performance, we are pleased with the performance of a number of other positions. Construction aggregate company Vulcan Materials was a leading contributor to performance. The company benefited as residential and nonresidential aggregate markets recovered in the first half of the year. Improvements in highway infrastructure spending also aided the stock’s performance. We believe the macroeconomic environment is favorable for continued performance by Vulcan, which we believe enjoys strong competitive advantages around its business model and quarries, though we have trimmed the position as it has approached our price target.

Amazon was another leading contributor. Increasing profitability in its core retail business and growth in Amazon Web Services have helped drive the stock during the year. We believe Amazon is a good example of the types of competitively advantaged companies we tend to seek in our portfolio. Amazon has already rewritten the rules for retail shopping and we believe it will continue to gain consumers’ wallet share as more shopping moves from physical stores to online and mobile purchases. Meanwhile, Amazon Web Services is revolutionizing the way companies utilize IT services, using its scale to offer a disruptive pricing model to businesses seeking IT functions in the cloud.

Charles Schwab Corp. was also a large contributor. The stock benefited from the prospect of rising interest rates, which should boost the earnings from cash held in customers’ accounts. We believe the company’s strong brand, which is trusted among retail investors and registered investment advisers that use its services, is a strong competitive advantage for the company. We also believe its size and digital focus gives it a cost structure advantage, allowing it to offer trading and other financial services at lower costs than most competitors. Going forward, we believe the trends of investment advisors seeking independence from large wirehouses and households seeking lower cost investing services are long-term secular growth trends that will benefit Schwab.

OUTLOOK

Some of the enthusiasm reflected in the market’s rise since the presidential election is likely warranted. The new administration’s policies could spark better near-term economic growth and real wage growth for the U.S. consumer. On the margin, we’ve made a few changes in light of the potentially improved economic landscape, increasing our exposure to a few cyclical growth companies. Some of those companies were among our top contributors to performance.

While we made a few marginal changes, the bulk of our portfolio is still invested with companies tied to secular growth themes that should push forward independent of the macroeconomic environment. We believe the long-term growth potential of these companies remains compelling.

Many of the companies we hold are tied to secular themes that are still in their early innings: the shift from offline to online spending, the shift of enterprise software from on-premises data centers to the cloud, a proliferation of connected devices in the home and business, and a growing global middle class, to name just a few. It’s important to note that these companies aren’t just exposed to such trends. We believe they have built competitive moats around their businesses that uniquely position them as the key beneficiaries or pivotal players driving these themes forward. We plan to keep a long-term perspective as we watch these trends unfold in the coming years.

Thank you for your investment in Janus Aspen Forty Portfolio.

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Janus Aspen Forty Portfolio (unaudited)

Portfolio At A Glance

December 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Vulcan Materials Co	0.82%	Norwegian Cruise Line Holdings Ltd	-0.89%
	Amazon.com Inc	0.75%	Regeneron Pharmaceuticals Inc	-0.66%
	Charles Schwab Corp	0.67%	salesforce.com Inc	-0.50%
	Zoetis Inc	0.61%	E*TRADE Financial Corp	-0.29%
	Boston Scientific Corp	0.46%	Chipotle Mexican Grill Inc	-0.27%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	1.24%	18.54%	16.47%
	Materials	0.45%	3.53%	3.56%
	Financials	0.41%	11.79%	4.68%
	Consumer Staples	0.02%	2.43%	10.77%
	Real Estate	0.00%	0.75%	0.91%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	-2.87%	30.08%	29.48%
	Consumer Discretionary	-1.85%	21.86%	20.97%
	Industrials	-0.85%	8.16%	10.79%
	Telecommunication Services	-0.40%	0.00%	1.75%
	Other**	-0.34%	2.86%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Aspen Series	3

Janus Aspen Forty Portfolio (unaudited)

Portfolio At A Glance

December 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	6.3%
Alphabet Inc - Class C
Internet Software & Services	5.5%
Zoetis Inc
Pharmaceuticals	5.1%
Mastercard Inc
Information Technology Services	4.3%
Amazon.com Inc
Internet & Direct Marketing Retail	4.1%
25.3%

Asset Allocation - (% of Net Assets)
Common Stocks	99.8%
Investment Companies	1.3%
Other	(1.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2016	As of December 31, 2015

4	DECEMBER 31, 2016

Janus Aspen Forty Portfolio (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016					per the May 1, 2016 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	2.20%	15.23%	8.52%	10.56%	0.74%
Service Shares	1.94%	14.94%	8.25%	10.24%	0.99%
Russell 1000 Growth Index	7.08%	14.50%	8.33%	6.63%
S&P 500 Index	11.96%	14.66%	6.95%	7.37%
Morningstar Quartile - Institutional Shares	3rd	1st	1st	1st
Morningstar Ranking - based on total returns for Large Growth Funds	864/1,497	131/1,371	120/1,170	21/667
Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, portfolio holdings and other details.

Returns shown do not represent actual returns since they do not include insurance charges. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

Janus Aspen Series	5

Janus Aspen Forty Portfolio (unaudited)

Performance

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio's holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

Effective January 12, 2016, Douglas Rao and Nick Schommer are Co-Portfolio Managers of the Portfolio.

*The Portfolio’s inception date – May 1, 1997

6	DECEMBER 31, 2016

Janus Aspen Forty Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Institutional Shares	$1,000.00	$1,037.40	$3.79	$1,000.00	$1,021.42	$3.76	0.74%
Service Shares	$1,000.00	$1,036.40	$5.07	$1,000.00	$1,020.16	$5.03	0.99%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Aspen Forty Portfolio

Schedule of Investments

December 31, 2016

Shares		Value
Common Stocks – 99.8%
Aerospace & Defense – 1.5%
General Dynamics Corp	59,190	$10,219,745
Automobiles – 0.9%
Tesla Motors Inc*	28,318	6,051,273
Biotechnology – 5.4%
Celgene Corp*	227,095	26,286,246
Regeneron Pharmaceuticals Inc*	29,477	10,820,712
		37,106,958
Capital Markets – 11.6%
Charles Schwab Corp	619,369	24,446,495
Goldman Sachs Group Inc	83,422	19,975,398
Intercontinental Exchange Inc	430,538	24,290,954
S&P Global Inc	103,297	11,108,559
		79,821,406
Construction Materials – 2.5%
Vulcan Materials Co	139,108	17,409,366
Containers & Packaging – 2.1%
Sealed Air Corp	320,324	14,523,490
Equity Real Estate Investment Trusts (REITs) – 1.6%
Crown Castle International Corp	128,076	11,113,155
Food & Staples Retailing – 2.5%
Costco Wholesale Corp	108,159	17,317,338
Health Care Equipment & Supplies – 4.2%
Boston Scientific Corp*	1,131,597	24,476,443
DexCom Inc*	75,893	4,530,812
		29,007,255
Hotels, Restaurants & Leisure – 1.4%
Starbucks Corp	173,123	9,611,789
Industrial Conglomerates – 4.0%
General Electric Co	859,804	27,169,806
Information Technology Services – 5.9%
Mastercard Inc	287,977	29,733,625
PayPal Holdings Inc*	271,988	10,735,366
		40,468,991
Internet & Direct Marketing Retail – 7.9%
Amazon.com Inc*	37,700	28,270,099
Ctrip.com International Ltd (ADR)*	201,394	8,055,760
Netflix Inc*	47,726	5,908,479
Priceline Group Inc*	8,123	11,908,805
		54,143,143
Internet Software & Services – 10.3%
Alphabet Inc - Class C*	49,016	37,831,529
CoStar Group Inc*	74,748	14,089,251
Facebook Inc	163,360	18,794,568
		70,715,348
Life Sciences Tools & Services – 2.3%
Quintiles IMS Holdings Inc*	211,937	16,117,809
Pharmaceuticals – 10.0%
Allergan plc	100,155	21,033,552
Bristol-Myers Squibb Co	220,950	12,912,318
Zoetis Inc	655,649	35,096,891
		69,042,761
Road & Rail – 2.5%
CSX Corp	484,109	17,394,036
Semiconductor & Semiconductor Equipment – 1.3%
Texas Instruments Inc	123,210	8,990,634
Software – 16.7%
Activision Blizzard Inc	486,235	17,557,946
Adobe Systems Inc*	215,445	22,180,063
Microsoft Corp	694,073	43,129,697

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2016

Janus Aspen Forty Portfolio

Schedule of Investments

December 31, 2016

Shares		Value
Common Stocks – (continued)
Software – (continued)
salesforce.com Inc*	341,712	$23,393,604
Workday Inc*	123,877	8,187,031
		114,448,341
Specialty Retail – 2.4%
Lowe's Cos Inc	231,436	16,459,728
Textiles, Apparel & Luxury Goods – 2.8%
NIKE Inc	377,275	19,176,888
Total Common Stocks (cost $542,902,785)		686,309,260
Investment Companies – 1.3%
Money Markets – 1.3%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£ (cost $8,949,000)	8,949,000	8,949,000
Total Investments (total cost $551,851,785) – 101.1%		695,258,260
Liabilities, net of Cash, Receivables and Other Assets – (1.1)%		(7,739,750)
Net Assets – 100%		$687,518,510

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$687,202,500	98.8%
China	8,055,760	1.2

Total	$695,258,260	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Aspen Forty Portfolio

Notes to Schedule of Investments and Other Information

Russell 1000® Growth Index	Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2016. Unless otherwise indicated, all information in the table is for the year ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/15	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Collateral Fund LLC	—	134,892,205	(134,892,205)	—	$—	$102,510(1)	$—
Janus Cash Liquidity Fund LLC	24,691,025	231,708,029	(247,450,054)	8,949,000	—	73,007	8,949,000

Total					$—	$175,517	$8,949,000
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$686,309,260	$-	$-
Investment Companies	-	8,949,000	-
Total Assets	$686,309,260	$8,949,000	$-

10	DECEMBER 31, 2016

Janus Aspen Forty Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments, at cost	$551,851,785
Unaffiliated investments, at value	686,309,260
Affiliated investments, at value	8,949,000
Cash	719
Non-interested Trustees' deferred compensation	12,898
Receivables:
Dividends	291,267
Foreign tax reclaims	68,884
Portfolio shares sold	48,027
Dividends from affiliates	1,128
Other assets	9,238
Total Assets	695,690,421
Liabilities:
Payables:	—
Portfolio shares repurchased	7,517,146
Advisory fees	382,102
12b-1 Distribution and shareholder servicing fees	100,282
Transfer agent fees and expenses	33,722
Professional fees	22,387
Non-interested Trustees' deferred compensation fees	12,898
Portfolio administration fees	6,100
Non-interested Trustees' fees and expenses	6,015
Custodian fees	303
Accrued expenses and other payables	90,956
Total Liabilities	8,171,911
Net Assets	$687,518,510
Net Assets Consist of:
Capital (par value and paid-in surplus)	$503,801,277
Undistributed net investment income/(loss)	121,926
Undistributed net realized gain/(loss) from investments and foreign currency transactions	40,192,137
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	143,403,170
Total Net Assets	$687,518,510
Net Assets - Institutional Shares	$257,008,705
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,984,755
Net Asset Value Per Share	$32.19
Net Assets - Service Shares	$430,509,805
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,983,137
Net Asset Value Per Share	$30.79

See Notes to Financial Statements.

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Janus Aspen Forty Portfolio

Statement of Operations

For the year ended December 31, 2016

Investment Income:
Dividends	$6,306,962
Affiliated securities lending income, net	102,510
Dividends from affiliates	73,007
Foreign tax withheld	(9,724)
Total Investment Income	6,472,755
Expenses:
Advisory fees	4,714,223
12b-1Distribution and shareholder servicing fees:
Service Shares	1,157,938
Transfer agent administrative fees and expenses:
Institutional Shares	92,686
Service Shares	157,676
Other transfer agent fees and expenses:
Institutional Shares	4,952
Service Shares	4,688
Portfolio administration fees	65,641
Shareholder reports expense	59,344
Professional fees	48,465
Non-interested Trustees’ fees and expenses	23,574
Registration fees	12,062
Custodian fees	11,222
Other expenses	139,681
Total Expenses	6,492,152
Net Investment Income/(Loss)	(19,397)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	40,288,179
Total Net Realized Gain/(Loss) on Investments	40,288,179
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(26,711,467)
Total Change in Unrealized Net Appreciation/Depreciation	(26,711,467)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$13,557,315

See Notes to Financial Statements.

12	DECEMBER 31, 2016

Janus Aspen Forty Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015

Operations:
Net investment income/(loss)	$(19,397)	$(1,217,012)
Net realized gain/(loss) on investments	40,288,179	103,601,643
Change in unrealized net appreciation/depreciation	(26,711,467)	(11,093,868)
Net Increase/(Decrease) in Net Assets Resulting from Operations	13,557,315	91,290,763
Dividends and Distributions to Shareholders:
Distributions from Net Realized Gain from Investment Transactions
Institutional Shares	(37,062,653)	(57,445,111)
Service Shares	(65,123,788)	(102,554,820)
Net Decrease from Dividends and Distributions to Shareholders	(102,186,441)	(159,999,931)
Capital Share Transactions:
Institutional Shares	(7,170,480)	18,828,189
Service Shares	(13,410,718)	54,810,568
Net Increase/(Decrease) from Capital Share Transactions	(20,581,198)	73,638,757
Net Increase/(Decrease) in Net Assets	(109,210,324)	4,929,589
Net Assets:
Beginning of period	796,728,834	791,799,245
End of period	$687,518,510	$796,728,834

Undistributed Net Investment Income/(Loss)	$121,926	$(16,127)

See Notes to Financial Statements.

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Janus Aspen Forty Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during each year ended December 31	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$36.37	$40.27	$53.34		$40.95	$33.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.03(1)	0.03(1)		0.38	0.47
Net realized and unrealized gain/(loss)	0.58	4.77	3.08		12.34	7.54
Total from Investment Operations	0.63	4.80	3.11		12.72	8.01
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.09)		(0.33)	(0.28)
Distributions (from capital gains)	(4.81)	(8.70)	(16.09)		—	—
Total Dividends and Distributions	(4.81)	(8.70)	(16.18)		(0.33)	(0.28)
Net Asset Value, End of Period	$32.19	$36.37	$40.27		$53.34	$40.95
Total Return*	2.20%	12.22%	8.73%		31.23%	24.16%
Net Assets, End of Period (in thousands)	$257,009	$295,725	$299,546		$355,429	$488,374
Average Net Assets for the Period (in thousands)	$273,374	$298,904	$307,359		$491,231	$512,799
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.69%	0.57%		0.55%	0.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.69%	0.57%		0.55%	0.55%
Ratio of Net Investment Income/(Loss)	0.15%	0.08%	0.07%		0.31%	1.03%
Portfolio Turnover Rate	53%	55%	46%		61%	10%
				1

Service Shares
For a share outstanding during each year ended December 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$35.08	$39.21	$52.40	$40.28	$32.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(1)	(0.06)(1)	(0.07)(1)	—(2)	0.31
Net realized and unrealized gain/(loss)	0.55	4.63	2.99	12.38	7.47
Total from Investment Operations	0.52	4.57	2.92	12.38	7.78
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.02)	(0.26)	(0.22)
Distributions (from capital gains)	(4.81)	(8.70)	(16.09)	—	—
Total Dividends and Distributions	(4.81)	(8.70)	(16.11)	(0.26)	(0.22)
Net Asset Value, End of Period	$30.79	$35.08	$39.21	$52.40	$40.28
Total Return*	1.94%	11.94%	8.47%	30.89%	23.82%
Net Assets, End of Period (in thousands)	$430,510	$501,003	$492,253	$526,971	$471,002
Average Net Assets for the Period (in thousands)	$464,943	$501,868	$493,575	$486,845	$468,967
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	0.94%	0.82%	0.81%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.94%	0.82%	0.81%	0.80%
Ratio of Net Investment Income/(Loss)	(0.09)%	(0.17)%	(0.17)%	0.04%	0.81%
Portfolio Turnover Rate	53%	55%	46%	61%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

14	DECEMBER 31, 2016

Janus Aspen Forty Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Aspen Forty Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as nondiversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Janus Aspen Forty Portfolio

Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending

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Janus Aspen Forty Portfolio

Notes to Financial Statements

and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

18	DECEMBER 31, 2016

Janus Aspen Forty Portfolio

Notes to Financial Statements

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of December 31, 2016.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. The Portfolio's benchmark index used in the calculation is the Russell 1000® Growth Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

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Janus Aspen Forty Portfolio

Notes to Financial Statements

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2016, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.64%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Effective May 1, 2016, Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Portfolio's Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $56,245 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2016. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency

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Notes to Financial Statements

translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $201,900 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2016, the Portfolio engaged in cross trades amounting to $2,053,809 in purchases and $1,835,025 in sales, resulting in a net realized loss of $15,382. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ 40,664,375	$ -	$ -	$ -	$ (16,204)	$143,069,062

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Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 552,189,198	$150,594,657	$ (7,525,595)	$ 143,069,062

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 6,435,775	$ 95,750,666	$ -	$ (166,998)

For the year ended December 31, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 9,606,802	$ 150,393,129	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (166,996)	$ 157,450	$ 9,546

5. Capital Share Transactions

	Year ended December 31, 2016		Year ended December 31, 2015
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	699,774	$ 23,356,199	1,146,883	$ 44,193,370
Reinvested dividends and distributions	1,192,492	37,062,653	1,601,927	57,445,111
Shares repurchased	(2,038,134)	(67,589,332)	(2,057,242)	(82,810,292)
Net Increase/(Decrease)	(145,868)	$ (7,170,480)	691,568	$ 18,828,189
Service Shares:
Shares sold	1,166,469	$ 37,891,921	1,444,396	$ 53,479,766
Reinvested dividends and distributions	2,187,564	65,123,788	2,961,444	102,554,820
Shares repurchased	(3,651,743)	(116,426,427)	(2,680,089)	(101,224,018)
Net Increase/(Decrease)	(297,710)	$(13,410,718)	1,725,751	$ 54,810,568

22	DECEMBER 31, 2016

Janus Aspen Forty Portfolio

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$384,179,640	$ 483,927,714	$ -	$ -

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Portfolio (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Portfolio. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain portfolios. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Portfolio (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Portfolio and Janus Capital and interim sub-advisory agreements between Janus Capital and the Portfolio’s subadviser, as applicable. In the event shareholders of the Portfolio do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Portfolio upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Portfolio approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Portfolio’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Portfolio’s name will change to reflect “Janus Henderson” as part of the Portfolio’s name.

Shareholders and contract owners of record of the Portfolio as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

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Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

24	DECEMBER 31, 2016

Janus Aspen Forty Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Aspen Forty Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Forty Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado
February 10, 2017

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS WITH JANUS CAPITAL AND JANUS CAPITAL AFFILIATES DURING THE PERIOD

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”) of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”) or Perkins Investment Management LLC (“Perkins”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s

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Additional Information (unaudited)

business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH and Perkins.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH or Perkins as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH or Perkins in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

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Additional Information (unaudited)

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• The Transaction is not expected to result in any changes to the portfolio managers providing services to the Funds.

• After the Transaction, the distribution and marketing services provided to the Janus Funds were expected to be improved or enhanced based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The

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Additional Information (unaudited)

term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH or Perkins, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Portfolio

Janus Capital met with the Trustees on December 7-8, 2016, to discuss the approval of an amended and restated investment advisory agreement (the “Amended Advisory Agreement”) between Janus Capital and the Trust on behalf of

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Additional Information (unaudited)

Janus Portfolio (for the purposes of this section, the “Fund” refers to Janus Portfolio) and other matters related to the proposed changes to the Fund’s name, principal investment strategies, and portfolio management team (the “Realignment”). At the meeting, the Trustees also discussed the Amended Advisory Agreement and other matters related to the Realignment with their independent counsel in executive session. During the course of this meeting, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of this meeting the Board also considered the proposal to merge the Janus Fund, a series of Janus Investment Fund, into the Janus Research Fund, another series of Janus Investment Fund, and undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital to the Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the Fund in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees approved the Amended Advisory Agreement and other matters related to the Realignment. In determining whether to approve the Amended Advisory Agreement, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of the Amended Advisory Agreement are substantially the same as the Current Advisory Agreement, except for the change to the advisory fee rate based on the amount of such outperformance or underperformance (the “Full Performance Rate”) and cumulative investment record of the Fund’s benchmark index (the “Performance Fee Benchmark”);

• the estimated impact of the change to the Full Performance Rate and Performance Fee Benchmark on the amount of advisory fees to be paid by the Fund, including consideration of comparative pro forma data showing the advisory fees payable if the Amended Advisory Agreement had been in place in prior years;

• the Fund’s investment team will be able to more efficiently manage the Fund’s portfolio, assuming the merger of the Janus Fund into Janus Research Fund is implemented, which may also provide benefits from opportunities to aggregate trading across funds that have similar investment strategies;

• Janus Capital’s belief that the Fund shareholders may benefit from the Realignment, as a result of the research-driven investment process to be implemented, which includes lower historical transaction costs and potential performance gains from securities lending as compared to the Fund’s current investment approach;

• the Realignment was being proposed as part of Janus Capital’s efforts to streamline its product line;

• Janus Capital’s belief that the Fund would benefit from Janus Capital’s operational efficiencies resulting from the merger of the Janus Fund into the Janus Research Fund and the Realignment, including a potentially more efficient and effective investment management approach providing the potential for a growing fund and improved performance after the Realignment;

• the costs of seeking approval of the Amended Advisory Agreement will be borne by Janus Capital;

• the costs incurred to reposition the Fund’s portfolio in connection with the Realignment;

• the potential tax consequences of any repositioning of the Fund’s portfolio as a result of the Merger; and any potential benefits of Janus Capital and its affiliates as a result of the Realignment.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2016:

Capital Gain Distributions	$95,750,666
Dividends Received Deduction Percentage	80%

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Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

36	DECEMBER 31, 2016

Janus Aspen Forty Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Aspen Series	37

Janus Aspen Forty Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

38	DECEMBER 31, 2016

Janus Aspen Forty Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging
Growth and Equity Fund I (early stage venture capital
fund) (since 2014) and Managing Trustee of National
Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Aspen Series	39

Janus Aspen Forty Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

40	DECEMBER 31, 2016

Janus Aspen Forty Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

Janus Aspen Series	41

Janus Aspen Forty Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

42	DECEMBER 31, 2016

Janus Aspen Forty Portfolio

Trustees and Officers (unaudited)

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
A. Douglas Rao 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Aspen Forty Portfolio	6/13-Present	Portfolio Manager for other Janus accounts. Formerly, Partner and Portfolio Manager for Chautauqua Capital Management (2012-2013) and Portfolio Manager for Marsico Capital Management, LLC (2007-2012).
Nick Schommer 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Aspen Forty Portfolio	1/16-Present	Portfolio Manager for other Janus accounts and Analyst for Janus Capital.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Janus Aspen Series	43

Janus Aspen Forty Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

44	DECEMBER 31, 2016

Janus Aspen Forty Portfolio

Notes

NotesPage1

Janus Aspen Series	45

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7532				109-02-81115 02-17

ANNUAL REPORT December 31, 2016

Janus Aspen Global Allocation Portfolio - Moderate

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Aspen Global Allocation Portfolio - Moderate

Janus Aspen Global Allocation Portfolio - Moderate (unaudited)

PORTFOLIO SNAPSHOT

This Portfolio of funds offers broad global diversification for investors by utilizing the full spectrum of Janus’ investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended December 31, 2016, Janus Aspen Global Allocation Portfolio – Moderate’s Institutional Shares and Service Shares returned 3.10% and 2.95%, respectively. This compares with a return of 7.86% for its primary benchmark, the MSCI All Country World Index, and a 5.69% return for its secondary benchmark, the Global Moderate Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%).

INVESTMENT ENVIRONMENT

Global stocks registered steady gains in 2016. The UK’s decision to leave the European Union (EU) in June’s “Brexit” referendum jolted markets, but investors soon regained their composure, sending shares higher. Later, the election of Donald Trump to the U.S. presidency pushed U.S. equity benchmarks to record levels. A recovery in crude oil prices after an early-year plunge propelled energy stocks, resulting in the sector being among the year’s best performers. Other cyclical sectors also registered steady gains as investors expected that a Trump administration would champion pro-growth policies. Given the bias toward improving global growth, historically defensive sectors lagged the broader market. Smaller cap stocks largely exceeded gains registered by large caps.

Early year volatility, capped by June’s Brexit vote, pushed yields on the 10-year U.S. Treasury down to 1.36%. They reversed course, however, as Federal Reserve (Fed) officials hinted at their intent to raise interest rates, a step that occurred in December. The sell-off in Treasurys accelerated after November’s U.S. elections, with the yield on the 10-year note finishing the period at 2.44%. The risk-on environment caused spreads to narrow on both investment-grade and high-yield corporate credit.

INVESTMENT PROCESS

Janus Aspen Global Allocation Portfolio – Moderate invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 45% to 65% equity investments, 30% to 45% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Portfolio is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Portfolio is also designed to blend the three core competencies that Janus practices as an organization: mathematically driven strategies, risk-managed strategies and fundamentally-driven, growth and value-oriented strategies. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. We then establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Aspen Global Allocation Portfolio – Moderate. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time.

PERFORMANCE DISCUSSION

The Portfolio underperformed its primary benchmark and also its secondary benchmark during the period. The leading absolute detractors within the Portfolio were Janus International Equity Fund, INTECH International

Janus Aspen Series	1

Janus Aspen Global Allocation Portfolio - Moderate (unaudited)

Managed Volatility Fund and Janus Overseas Fund. Equities in other advanced economies largely underperformed U.S. equities. Furthermore, while both Brazil and Russia delivered strong returns in 2016, two other major emerging markets – China and India – were roughly flat.

The leading contributors to performance were Perkins Large Cap Value Fund, Janus Diversified Alternatives Fund, INTECH U.S. Managed Volatility Fund and Perkins Small Cap Value Fund. Despite a shift toward growth during the latter part of the period, value generated higher returns than growth for year as a whole. The Janus Diversified Alternatives Funds generated solid results, in part, due to the value component of its investment strategy.

OUTLOOK

Looking into 2017, we see a distinct possibility of U.S. economic growth accelerating as the new administration implements business-friendly measures and initiates a wave of fiscal stimulus. We see meaningful upside potential for equities, especially as the distribution of possible outcomes for the asset class shifted considerably after the U.S. election, inferring that economic growth should not only remain positive but also may break out of its subdued post-crisis range.

Our model is telling us that the risk to interest rates and bonds is elevated as inflationary pressures rise. We believe the market is overlooking the possibility of the Fed raising interest rates more rapidly than expected. The market does not fully acknowledge that the Fed is in a precarious position. It needs to replenish its toolkit and we are likely to see the Fed transform from a dove to a hawk in 2017 – we believe this is the hidden risk that will catch most market participants off guard.

We see these inflationary forces building despite a stronger dollar. We expect inflation to be ignited by domestic spending. The consumer, in our view, will start to spend a little more confidently, and that should lead to a pick-up in monetary velocity, thus putting this tremendous supply of money to use. The stronger dollar may also help other economies in their fight against disinflation as the U.S. becomes an exporter of upward price pressure.

Thank you for investing in Janus Aspen Global Allocation Portfolio – Moderate.

2	DECEMBER 31, 2016

Janus Aspen Global Allocation Portfolio - Moderate (unaudited)

Portfolio At A Glance

December 31, 2016

Holdings - (% of Net Assets)
Janus Global Bond Fund - Class N Shares	24.4%
Janus International Equity Fund - Class N Shares	10.6
Perkins Large Cap Value Fund - Class N Shares	9.9
INTECH U.S. Managed Volatility Fund - Class N Shares	9.0
Janus Diversified Alternatives Fund - Class N Shares	8.3
INTECH International Managed Volatility Fund - Class N Shares	6.9
Janus Adaptive Global Allocation Fund - Class N Shares	5.2
Janus Short-Term Bond Fund - Class N Shares	4.3
Janus Global Real Estate Fund - Class I Shares	2.9
Janus Triton Fund - Class N Shares	2.7
Janus Overseas Fund - Class N Shares	2.7
Perkins Small Cap Value Fund - Class N Shares	2.7
Janus Emerging Markets Fund - Class I Shares	2.2
Janus Forty Fund - Class N Shares	1.8
Janus Fund - Class N Shares	1.7
Janus Twenty Fund - Class D Shares	1.5
Janus Aspen Global Research Portfolio - Institutional Shares	1.2
Janus Contrarian Fund - Class I Shares	1.1
Janus Global Select Fund - Class I Shares	0.9
Janus Asia Equity Fund - Class I Shares	0.3

Asset Allocation - (% of Net Assets)
Equity Funds	63.3%
Fixed Income Funds	28.7%
Alternative Funds	8.3%
Other	(0.3)%
100.0%

Janus Aspen Series	3

Janus Aspen Global Allocation Portfolio - Moderate (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016				per the May 1, 2016 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Institutional Shares	3.10%	6.72%	6.21%	2.02%	0.98%
Service Shares	2.95%	6.55%	6.05%	2.26%	1.24%
MSCI All Country World Index	7.86%	9.36%	8.14%
Global Moderate Allocation Index	5.69%	5.76%	4.90%
Morningstar Quartile - Institutional Shares	4th	2nd	2nd
Morningstar Ranking - based on total returns for World Allocation Funds	418/496	103/370	98/356
Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.
Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2017.

A Portfolio's performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, portfolio holdings and other details.

Performance of the Janus Aspen Global Allocation Portfolio – Moderate depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital is the adviser to the Portfolio and to the underlying affiliated funds held within the Portfolio, it is subject to certain potential conflicts of interest.

Returns shown do not represent actual returns since they do not include insurance charges. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

4	DECEMBER 31, 2016

Janus Aspen Global Allocation Portfolio - Moderate (unaudited)

Performance

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – August 31, 2011

Janus Aspen Series	5

Janus Aspen Global Allocation Portfolio - Moderate (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)††
Institutional Shares	$1,000.00	$1,008.10	$1.06	$1,000.00	$1,024.08	$1.07	0.21%
Service Shares	$1,000.00	$1,007.40	$2.27	$1,000.00	$1,022.87	$2.29	0.45%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Portfolio invests.

6	DECEMBER 31, 2016

Janus Aspen Global Allocation Portfolio - Moderate

Schedule of Investments

December 31, 2016

Shares		Value
Investment Companies£ – 100.3%
Alternative Funds – 8.3%
Janus Diversified Alternatives Fund - Class N Shares	61,733	$622,273
Equity Funds – 63.3%
INTECH International Managed Volatility Fund - Class N Shares	70,904	516,183
INTECH U.S. Managed Volatility Fund - Class N Shares	69,928	673,405
Janus Adaptive Global Allocation Fund - Class N Shares	39,604	386,532
Janus Asia Equity Fund - Class I Shares	2,425	21,506
Janus Aspen Global Research Portfolio - Institutional Shares	2,282	92,716
Janus Contrarian Fund - Class I Shares	4,423	85,811
Janus Emerging Markets Fund - Class I Shares	20,660	164,867
Janus Forty Fund - Class N Shares	4,616	132,705
Janus Fund - Class N Shares	3,853	128,542
Janus Global Real Estate Fund - Class I Shares	21,082	215,244
Janus Global Select Fund - Class I Shares	5,054	65,595
Janus International Equity Fund - Class N Shares	73,511	795,390
Janus Overseas Fund - Class N Shares	8,048	203,139
Janus Triton Fund - Class N Shares	8,581	205,176
Janus Twenty Fund - Class D Shares	1,980	110,112
Perkins Large Cap Value Fund - Class N Shares	47,853	738,854
Perkins Small Cap Value Fund - Class N Shares	8,933	198,142
		4,733,919
Fixed Income Funds – 28.7%
Janus Global Bond Fund - Class N Shares*	197,842	1,824,353
Janus Short-Term Bond Fund - Class N Shares	108,287	327,027
		2,151,380
Total Investments (total cost $7,684,204) – 100.3%		7,507,572
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(24,071)
Net Assets – 100%		$7,483,501

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Aspen Global Allocation Portfolio - Moderate

Notes to Schedule of Investments and Other Information

Bloomberg Barclays Global Aggregate Bond Index	A broad-based measure of the global investment grade fixed-rate debt markets.
Global Moderate Allocation Index	An internally calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and Bloomberg Barclays Global Aggregate Bond Index (40%).
MSCI All Country World IndexSM

An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

*	Non-income producing security.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2016. Unless otherwise indicated, all information in the table is for the year ended December 31, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 12/31/15	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

INTECH International Managed Volatility Fund - Class I Shares
105,740	8,831	(114,571)	—	$(32,166)	$—	$—
INTECH International Managed Volatility Fund - Class N Shares
—	80,093	(9,189)	70,904	(6,214)	10,449	516,183
INTECH U.S. Managed Volatility Fund - Class N Shares
104,839	11,197	(46,108)	69,928	(71,018)	10,203	673,405
Janus Adaptive Global Allocation Fund - Class N Shares
59,602	6,214	(26,212)	39,604	(5,355)	4,416	386,532
Janus Asia Equity Fund - Class I Shares
3,628	388	(1,591)	2,425	(649)	332	21,506
Janus Aspen Global Research Portfolio - Institutional Shares
3,436	364	(1,518)	2,282	3,016	1,240	92,716
Janus Contrarian Fund - Class I Shares
6,478	796	(2,851)	4,423	(5,090)	344	85,811
Janus Diversified Alternatives Fund - Class N Shares
91,237	10,624	(40,128)	61,733	2,534	18,131	622,273
Janus Emerging Markets Fund - Class I Shares
31,079	3,249	(13,668)	20,660	(9,044)	1,924	164,867
Janus Forty Fund - Class N Shares
6,605	918	(2,907)	4,616	(21,389)	—	132,705
Janus Fund - Class N Shares
5,545	748	(2,440)	3,853	(5,380)	631	128,542
Janus Global Bond Fund - Class N Shares
295,375	33,678	(131,211)	197,842	(33,177)	(1,288)(1)	1,824,353
Janus Global Real Estate Fund - Class I Shares
30,702	3,949	(13,569)	21,082	(4,508)	9,021	215,244
Janus Global Select Fund - Class I Shares
7,596	800	(3,342)	5,054	(279)	846	65,595
Janus International Equity Fund - Class N Shares
109,645	12,094	(48,228)	73,511	(80,215)	15,986	795,390

8	DECEMBER 31, 2016

Janus Aspen Global Allocation Portfolio - Moderate

Notes to Schedule of Investments and Other Information

Share			Share
Balance			Balance	Realized	Dividend	Value
at 12/31/15	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Overseas Fund - Class N Shares
12,065	1,289	(5,306)	8,048	(37,356)	3,107	203,139
Janus Short-Term Bond Fund - Class N Shares
162,534	17,694	(71,941)	108,287	(2,101)	5,723	327,027
Janus Triton Fund - Class N Shares
12,678	1,480	(5,577)	8,581	(722)	499	205,176
Janus Twenty Fund - Class D Shares
2,937	334	(1,291)	1,980	(8,278)	1,320	110,112
Perkins Large Cap Value Fund - Class N Shares
66,912	10,375	(29,434)	47,853	(35,099)	15,342	738,854
Perkins Small Cap Value Fund - Class N Shares
13,093	1,599	(5,759)	8,933	(22,795)	1,275	198,142

Total				$(375,285)	$99,499	$7,507,572

(1) During the Portfolio’s current reporting period, a portion of the prior year distributions it received from this underlying fund was determined to be tax return of capital distributions. The negative amount disclosed was originally recorded as income in the Portfolio’s prior fiscal year and has been reclassified as a tax return of capital in the current reporting period.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities
Investment Companies
Alternative Funds	$622,273	$-	$-
Equity Funds	4,733,919	-	-
Fixed Income Funds	2,151,380	-	-
Total Assets	$7,507,572	$-	$-

Janus Aspen Series	9

Janus Aspen Global Allocation Portfolio - Moderate

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments, at cost	$7,684,204
Affiliated investments, at value	7,507,572
Non-interested Trustees' deferred compensation	139
Receivables:
Investments sold	5,904
Dividends from affiliates	3,378
Portfolio shares sold	1,655
Other assets	105
Total Assets	7,518,753
Liabilities:
Payables:	—
Professional fees	16,333
Portfolio shares repurchased	7,484
Advisory fees	4,266
Investments purchased	3,378
12b-1 Distribution and shareholder servicing fees	1,749
Transfer agent fees and expenses	544
Non-interested Trustees' deferred compensation fees	139
Non-interested Trustees' fees and expenses	73
Portfolio administration fees	67
Accrued expenses and other payables	1,219
Total Liabilities	35,252
Net Assets	$7,483,501
Net Assets Consist of:
Capital (par value and paid-in surplus)	$8,146,272
Undistributed net investment income/(loss)	(137)
Undistributed net realized gain/(loss) from investments	(486,033)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	(176,601)
Total Net Assets	$7,483,501
Net Assets - Institutional Shares	$65,015
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,841
Net Asset Value Per Share	$11.13
Net Assets - Service Shares	$7,418,486
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	667,425
Net Asset Value Per Share	$11.12

See Notes to Financial Statements.

10	DECEMBER 31, 2016

Janus Aspen Global Allocation Portfolio - Moderate

Statement of Operations

For the year ended December 31, 2016

Investment Income:
Dividends from affiliates	$99,499
Total Investment Income	99,499
Expenses:
Advisory fees	4,700
12b-1Distribution and shareholder servicing fees:
Service Shares	23,289
Transfer agent administrative fees and expenses:
Institutional Shares	22
Service Shares	2,999
Other transfer agent fees and expenses:
Institutional Shares	10
Service Shares	864
Shareholder reports expense	34,133
Professional fees	25,503
Registration fees	8,459
Accounting systems fee	6,433
Portfolio administration fees	832
Non-interested Trustees’ fees and expenses	295
Other expenses	1,237
Total Expenses	108,776
Less: Excess Expense Reimbursement	(68,305)
Net Expenses	40,471
Net Investment Income/(Loss)	59,028
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	(375,285)
Capital gain distributions from underlying funds	77,241
Total Net Realized Gain/(Loss) on Investments	(298,044)
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	517,122
Total Change in Unrealized Net Appreciation/Depreciation	517,122
Net Increase/(Decrease) in Net Assets Resulting from Operations	$278,106

See Notes to Financial Statements.

Janus Aspen Series	11

Janus Aspen Global Allocation Portfolio - Moderate

Statements of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015

Operations:
Net investment income/(loss)	$59,028	$128,707
Net realized gain/(loss) on investments	(298,044)	112,703
Change in unrealized net appreciation/depreciation	517,122	(540,788)
Net Increase/(Decrease) in Net Assets Resulting from Operations	278,106	(299,378)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Institutional Shares	(864)	(568)
Service Shares	(98,782)	(88,155)
Total Dividends from Net Investment Income	(99,646)	(88,723)
Distributions from Net Realized Gain from Investment Transactions
Institutional Shares	(1,593)	(2,781)
Service Shares	(245,764)	(497,196)
Total Distributions from Net Realized Gain from Investment Transactions	(247,357)	(499,977)
Net Decrease from Dividends and Distributions to Shareholders	(347,003)	(588,700)
Capital Share Transactions:
Institutional Shares	2,457	3,349
Service Shares	(3,466,751)	467,396
Net Increase/(Decrease) from Capital Share Transactions	(3,464,294)	470,745
Net Increase/(Decrease) in Net Assets	(3,533,191)	(417,333)
Net Assets:
Beginning of period	11,016,692	11,434,025
End of period	$7,483,501	$11,016,692

Undistributed Net Investment Income/(Loss)	$(137)	$39,749

See Notes to Financial Statements.

12	DECEMBER 31, 2016

Janus Aspen Global Allocation Portfolio - Moderate

Financial Highlights

Institutional Shares
For a share outstanding during each year ended December 31	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$11.21	$12.07	$12.28		$11.00	$9.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.16(1)	0.21(1)		0.17	0.20
Net realized and unrealized gain/(loss)	0.22	(0.40)	0.19		1.47	1.32
Total from Investment Operations	0.35	(0.24)	0.40		1.64	1.52
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.10)	(0.35)		(0.20)	(0.18)
Distributions (from capital gains)	(0.28)	(0.52)	(0.26)		(0.16)	(0.13)
Total Dividends and Distributions	(0.43)	(0.62)	(0.61)		(0.36)	(0.31)
Net Asset Value, End of Period	$11.13	$11.21	$12.07		$12.28	$11.00
Total Return*	3.20%	(2.08)%	3.20%		14.90%	15.63%
Net Assets, End of Period (in thousands)	$65	$63	$64		$165	$144
Average Net Assets for the Period (in thousands)	$64	$65	$126		$154	$137
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.88%	1.18%	1.06%		2.92%	24.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.19%	0.15%	0.39%		0.49%	0.60%
Ratio of Net Investment Income/(Loss)(2)	1.12%	1.35%	1.71%		1.45%	1.87%
Portfolio Turnover Rate	14%	27%	27%		68%	42%
				1

Service Shares
For a share outstanding during each year ended December 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.21	$12.08	$12.28	$10.98	$9.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(1)	0.13(1)	0.35(1)	0.16	0.17
Net realized and unrealized gain/(loss)	0.25	(0.39)	0.05	1.45	1.33
Total from Investment Operations	0.32	(0.26)	0.40	1.61	1.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.09)	(0.34)	(0.15)	(0.18)
Distributions (from capital gains)	(0.28)	(0.52)	(0.26)	(0.16)	(0.13)
Total Dividends and Distributions	(0.41)	(0.61)	(0.60)	(0.31)	(0.31)
Net Asset Value, End of Period	$11.12	$11.21	$12.08	$12.28	$10.98
Total Return*	2.95%	(2.37)%	3.22%	14.69%	15.44%
Net Assets, End of Period (in thousands)	$7,418	$10,954	$11,370	$9,694	$603
Average Net Assets for the Period (in thousands)	$9,387	$11,534	$10,761	$4,800	$316
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.15%	1.42%	1.15%	2.42%	26.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.43%	0.40%	0.47%	0.66%	0.73%
Ratio of Net Investment Income/(Loss)(2)	0.62%	1.11%	2.78%	2.58%	2.78%
Portfolio Turnover Rate	14%	27%	27%	68%	42%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Aspen Global Allocation Portfolio - Moderate

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Aspen Global Allocation Portfolio - Moderate (the “Portfolio”) is a series fund. The Portfolio operates as a “fund of funds,” meaning substantially all of the Portfolio’s assets will be invested in other Janus funds (the “underlying funds”). The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio seeks total return through growth of capital and income. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Underlying Funds

The Portfolio invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Portfolio has a target allocation, which is how the Portfolio's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Portfolio's asset class allocations generally will vary over short-term periods. The Portfolio's long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Portfolio’s and underlying funds’ prospectuses available at janus.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Portfolio’s shareholders.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Portfolio’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Portfolio invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

The Portfolio classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

14	DECEMBER 31, 2016

Janus Aspen Global Allocation Portfolio - Moderate

Notes to Financial Statements

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Additionally, the Portfolio, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of

Janus Aspen Series	15

Janus Aspen Global Allocation Portfolio - Moderate

Notes to Financial Statements

any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.14% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waiver until at least May 1, 2017. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Effective May 1, 2016, Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Portfolio's Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $56,245 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2016. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

16	DECEMBER 31, 2016

Janus Aspen Global Allocation Portfolio - Moderate

Notes to Financial Statements

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $201,900 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2016.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

As of December 31, 2016, shares of the Portfolio were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Portfolio Owned
Institutional Shares	100%	1%
Service Shares	-	-

In addition, other shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

3. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ -	$ (325,098)	$ -	$ -	$ (110)	$ (337,563)

Janus Aspen Series	17

Janus Aspen Global Allocation Portfolio - Moderate

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (3,966)	$ (321,132)	$ (325,098)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 7,845,135	$ 168,334	$ (505,897)	$ (337,563)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 98,919	$ 247,353	$ 731	$ -

For the year ended December 31, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 92,359	$ 496,341	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (732)	$ 732	$ -

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Janus Aspen Global Allocation Portfolio - Moderate

Notes to Financial Statements

4. Capital Share Transactions

	Year ended December 31, 2016		Year ended December 31, 2015
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	221	2,457	285	3,349
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	221	$ 2,457	285	$ 3,349
Service Shares:
Shares sold	105,032	$ 1,176,533	201,002	$2,402,165
Reinvested dividends and distributions	31,068	344,546	49,633	585,351
Shares repurchased	(445,842)	(4,987,830)	(214,417)	(2,520,120)
Net Increase/(Decrease)	(309,742)	$(3,466,751)	36,218	$ 467,396

5. Purchases and Sales of Investment Securities

For the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 1,307,349	$ 4,948,632	$ -	$ -

6. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Portfolio (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Portfolio. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain portfolio. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Portfolio (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Portfolio and Janus Capital and interim sub-advisory agreements between Janus Capital and the Portfolio’s subadviser, as applicable. In the event shareholders of the Portfolio do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Portfolio upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Portfolio approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by

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Notes to Financial Statements

Janus Capital and the Portfolio’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Portfolio’s name will change to reflect “Janus Henderson” as part of the Portfolio’s name.

Shareholders and contract owners of record of the Portfolio as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

20	DECEMBER 31, 2016

Janus Aspen Global Allocation Portfolio - Moderate

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Aspen Global Allocation Portfolio – Moderate:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Global Allocation Portfolio – Moderate (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado
February 10, 2017

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS WITH JANUS CAPITAL AND JANUS CAPITAL AFFILIATES DURING THE PERIOD

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”) of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”) or Perkins Investment Management LLC (“Perkins”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

22	DECEMBER 31, 2016

Janus Aspen Global Allocation Portfolio - Moderate

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH and Perkins.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH or Perkins as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH or Perkins in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• The Transaction is not expected to result in any changes to the portfolio managers providing services to the Funds.

• After the Transaction, the distribution and marketing services provided to the Janus Funds were expected to be improved or enhanced based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

24	DECEMBER 31, 2016

Janus Aspen Global Allocation Portfolio - Moderate

Additional Information (unaudited)

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH or Perkins, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

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Additional Information (unaudited)

Approval of an Amended and Restated Investment Advisory Agreement for Janus Portfolio

Janus Capital met with the Trustees on December 7-8, 2016, to discuss the approval of an amended and restated investment advisory agreement (the “Amended Advisory Agreement”) between Janus Capital and the Trust on behalf of Janus Portfolio (for the purposes of this section, the “Fund” refers to Janus Portfolio) and other matters related to the proposed changes to the Fund’s name, principal investment strategies, and portfolio management team (the “Realignment”). At the meeting, the Trustees also discussed the Amended Advisory Agreement and other matters related to the Realignment with their independent counsel in executive session. During the course of this meeting, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of this meeting the Board also considered the proposal to merge the Janus Fund, a series of Janus Investment Fund, into the Janus Research Fund, another series of Janus Investment Fund, and undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital to the Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the Fund in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees approved the Amended Advisory Agreement and other matters related to the Realignment. In determining whether to approve the Amended Advisory Agreement, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of the Amended Advisory Agreement are substantially the same as the Current Advisory Agreement, except for the change to the advisory fee rate based on the amount of such outperformance or underperformance (the “Full Performance Rate”) and cumulative investment record of the Fund’s benchmark index (the “Performance Fee Benchmark”);

• the estimated impact of the change to the Full Performance Rate and Performance Fee Benchmark on the amount of advisory fees to be paid by the Fund, including consideration of comparative pro forma data showing the advisory fees payable if the Amended Advisory Agreement had been in place in prior years;

• the Fund’s investment team will be able to more efficiently manage the Fund’s portfolio, assuming the merger of the Janus Fund into Janus Research Fund is implemented, which may also provide benefits from opportunities to aggregate trading across funds that have similar investment strategies;

• Janus Capital’s belief that the Fund shareholders may benefit from the Realignment, as a result of the research-driven investment process to be implemented, which includes lower historical transaction costs and potential performance gains from securities lending as compared to the Fund’s current investment approach;

• the Realignment was being proposed as part of Janus Capital’s efforts to streamline its product line;

• Janus Capital’s belief that the Fund would benefit from Janus Capital’s operational efficiencies resulting from the merger of the Janus Fund into the Janus Research Fund and the Realignment, including a potentially more efficient and effective investment management approach providing the potential for a growing fund and improved performance after the Realignment;

• the costs of seeking approval of the Amended Advisory Agreement will be borne by Janus Capital;

• the costs incurred to reposition the Fund’s portfolio in connection with the Realignment;

• the potential tax consequences of any repositioning of the Fund’s portfolio as a result of the Merger; and any potential benefits of Janus Capital and its affiliates as a result of the Realignment.

26	DECEMBER 31, 2016

Janus Aspen Global Allocation Portfolio - Moderate

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2016:

Capital Gain Distributions	$247,353
Foreign Taxes Paid	$4,759
Foreign Source Income	$27,523
Dividends Received Deduction Percentage	39%

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Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging
Growth and Equity Fund I (early stage venture capital
fund) (since 2014) and Managing Trustee of National
Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Aspen Global Allocation Portfolio – Moderate	9/14-Present

Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014).

Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Aspen Global Allocation Portfolio – Moderate	1/14-Present

President, Head of Investments of Janus Capital (since 2016) and Portfolio Manager for other Janus accounts. Formerly, Chief Investment Officer Equities and Asset Allocation of Janus Capital (2013-2016). During the five years prior to 2013, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments.

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Trustees and Officers (unaudited)

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7536				109-02-81125 02-17

ANNUAL REPORT December 31, 2016

Janus Aspen Global Research Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Aspen Global Research Portfolio

Janus Aspen Global Research Portfolio (unaudited)

PORTFOLIO SNAPSHOT

We believe that the best way to generate consistent excess returns is stock picking based on independent research. We focus the risks of the portfolio on what we are good at – research and stock selection – and seek to avoid unnecessary risks – macro risks and other portfolio biases. Therefore, we let sector experts drive the process and pick their best ideas and use a portfolio oversight team to monitor the risk of the portfolio and keep it focused on stock selection.

Team-Based Approach Led by Carmel Wellso, Director of Research

PERFORMANCE SUMMARY

Janus Aspen Global Research Portfolio’s Institutional Shares and Service Shares returned 2.07% and 1.82%, respectively, over the 12-month period ended December 31, 2016, while its primary benchmark, the MSCI World Index, returned 7.51%. The Portfolio’s secondary benchmark, the MSCI All Country World Index, returned 7.86%.

MARKET ENVIRONMENT

Overcoming several unexpected geopolitical developments, global stocks registered steady gains in 2016. The UK’s decision to leave the European Union (EU) in June’s “Brexit” referendum jolted markets, but investors soon regained their composure and sent shares – including those of the UK – higher. Similarly, the surprise election of Donald Trump to the U.S. presidency in November pushed U.S. equity benchmarks to record levels rather than send them lower as many had feared with such an outcome. Another late-year anti-establishment vote, this time in Italy, barely registered among investors, as did the Federal Reserve’s (Fed) decision to raise interest rates in December for only the second time in a decade.

A recovery in crude oil prices after an early-year plunge propelled energy stocks, resulting in the sector being among the year’s best performers. Other cyclical sectors also registered steady gains as investors expected that a Trump administration would champion pro-growth policies and fiscal initiatives, in both the U.S. and in other developed markets, would finally be undertaken. Given the bias toward improving global growth, historically defensive sectors lagged the broader market. On a country basis, the emerging markets of Brazil and Russia delivered strong results while benchmarks in China and India were flat to slightly negative. Gains in the U.S. largely outpaced those of Western Europe. Losses were most pronounced in Greece, Italy, Mexico and Turkey, among others.

PERFORMANCE DISCUSSION

Our six global sector teams employ a bottom-up, fundamental approach to identify what we consider the best global opportunities. Our analysts take a long-term view of companies with a focus on value creation and duration of growth, which lead to high returns on invested capital. The Portfolio directly captures the insights of our teams through their highest conviction ideas. In building a diversified portfolio, we seek to minimize macroeconomic risks while generating superior performance over longer periods.

Detracting most from relative performance were the fund’s financials and consumer holdings. Our selection of technology stocks contributed most to relative results.

Diplomat Pharmacy weighed on performance. Shares in the specialty pharmacy fell after the company missed review projections due to a slowdown in sales for hepatitis C drugs. The company also lowered its operating earnings guidance in this key business category.

NGK Spark Plug of Japan weighed on performance, caught up in a confluence of aggravating factors. A large portion of the company’s operations are in Japan, thus making it highly sensitive to fluctuations in the Japanese yen. Operationally, the company continues to wrestle with turning around its ceramic package business. While it recently exited its plastic packaging division, the ceramics unit, upon which management has a more favorable view, has yet to signal a turnaround. Lastly, in anticipation of increased demand for spark plugs, the company has invested in expanding capacity and chose to aggressively depreciate the expenditure. We exited our holdings in NGK during the period.

Endo International was a large detractor. Endo and other specialty pharmaceutical companies suffered from a change in industry sentiment stemming from Valeant’s problems. However, Endo was also impacted by a few

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company-specific issues, including pricing pressure in its generics business and concerns it may have overpaid for a couple of acquisitions. While we still see some upside for the stock, we chose to exit the position.

Korean electronics giant Samsung registered strong performance during the latter part of the year. The company has three major sources of growth: smartphones, display and semiconductors. The stock had taken a hit earlier in the year due to issues with its Note 7 smartphone. Part of the recent strength was stabilization in that business segment after an earlier write down. At the same time, the other two main drivers continue to perform exceptionally well. This is especially true for semiconductors, where the company has a 45% global market share for DRAM chips.

A leading contributor to performance was semiconductor intellectual property licensing company ARM Holdings. During the period, SoftBank of Japan announced a $32 billion acquisition of ARM. Given our favorable view of the company, we can see why SoftBank pursued the deal. ARM continues to experience increasing royalty revenues from the growth in smartphones and revenue licensing from semiconductor manufacturers. ARM cores are quickly becoming the de facto building block on which logic semiconductor companies build their processors. While historically strong in mobile, ARM’s advantage is moving into the home, industrial, medical and other markets as well. In the wake of the acquisition announcement, we exited our position in the company.

Wireless communications provider T-Mobile US registered a strong quarter. Investors viewed the company as a possible beneficiary of any changes in the regulatory and tax climate that a Republican-controlled Washington may champion. The expectation is that the Federal Communications Commission may adopt a lighter touch to key industry issues. The company many also benefit from lower corporate tax rates in the U.S., as its operations are 100% domestic.

OUTLOOK

Markets in 2016 were nothing if not resilient. The election of Donald J. Trump, the United Kingdom’s decision to leave the European Union (Brexit), European politics, Fed rate policy, and other issues fueled, rather than stalled, a rally. Many observers, including us, feared short-term disruptions from these issues, in particular from Brexit and Mr. Trump’s election. Although we felt that fundamentals ultimately would win out and that markets would recover, the speed of the bounce-back was surprising. With each event, the short term went from days to hours to minutes.

As we head into 2017, macroeconomic themes and big risk factors no longer dominate. The main driver now is company-specific details, not the big picture. And for most companies, those details are positive. Pure defensive investments and yield plays have lost their luster, and rightfully so. We believe the Fed’s decision in December to increase its benchmark rate will continue to prod investors out of bond proxies and into growth stocks, a transition that started shortly after the Brexit vote. The shift means growth companies with attractive valuations and sustainable business models will be, in our opinion, most attractive in the coming years. Our analysts continue to find these types of stocks across sectors.

For equities, our best-case scenario calls for a stronger U.S. economy, improved confidence and the return of risk-taking. In turn, active stock selection becomes especially important, as stocks are driven more by corporate fundamentals and less by macroeconomic forces. We also hope to see greater business investment to match a healthy consumer. Companies have been reluctant to invest, but greater confidence and perhaps fears of higher rates might propel firms to use their strong balance sheets for more than share buybacks and dividends. An improved tax policy, including lower corporate tax rates and the ability to repatriate overseas profits efficiently, also should make projects more attractive. We hope this confidence spills into Europe, which could deliver surprisingly faster growth in 2017, thanks to a weak euro and strong U.S. economy.

When fundamentals matter, it becomes increasingly important to ignore index weights and to be an active investor. We anticipate a reversal of the strong relative performance of major indices versus active managers in the coming quarters. In such an environment, sector observations and ultimately our stock analysis matter more. In the sectors our research teams cover, opportunities and challenges exist. We think the market will begin to sort out these issues by placing greater emphasis on corporate fundamentals and less on momentum, volatility, yield and other factors that until now have dominated market sentiment.

Rest assured we have not been swept away by Trump-mania. We understand that political risks continue, especially in Europe, where several countries will hold key elections in 2017. China is still going through an uncertain economic transition. The equity rally could

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sputter if the progress of reform in the U.S. is slower than the market expects or if issues arise outside the U.S. In the U.S., for example, the financial sector soared after the election on the expectation of higher rates and lower regulation. Today, many bank stocks are pricing in a series of additional Fed rate moves and the ability of companies to improve their return on equity significantly. We may see that recovery, but the risk remains that banks now are structurally less profitable than they were before the financial crisis.

Of course, “Commander in Tweet” Trump can cause short-term sell-offs with just 140 characters. His policies and the rise of populism both in the U.S. and in Europe could lead to anti-growth measures, such as trade wars and restrictive immigration policies. In addition, an increasingly strong dollar benefits Europe and China but could impair U.S. exports and thwart the positive effects of growth-oriented reforms. In the end, however, we expect a highly pro-business administration that will be good for equity markets.

The post-Trump rally has been impressive, and that momentum could cool in the short term. We have discussed the return to active investing for several quarters. Today we believe we are solidly in the middle of this new long-term trend. In bursts of excitement, such as the days after November 8, investor flows move from markets to sectors and then to companies. We saw this pattern. Most indices soared but with a divergence among sectors. Financials ETFs, for example, rallied and pulled in record amounts of money. We are in the company picking stage now, we believe.

Thank you for your investment in Janus Aspen Global Research Portfolio.

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Janus Aspen Global Research Portfolio (unaudited)

Portfolio At A Glance

December 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Samsung Electronics Co Ltd	0.39%	MPLX LP	-0.51%
	ARM Holdings PLC	0.37%	NGK Spark Plug Co Ltd	-0.46%
	Anadarko Petroleum Corp	0.37%	Endo International PLC	-0.46%
	T-Mobile US Inc	0.33%	Diplomat Pharmacy Inc	-0.33%
	TOTAL SA	0.33%	Jones Lang LaSalle Inc	-0.32%

	4 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Technology	0.47%	19.09%	18.56%
	Other**	-0.11%	0.30%	0.02%
	Health Care	-0.34%	13.42%	13.61%
	Energy	-0.51%	9.99%	10.03%

	3 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-2.17%	20.83%	20.94%
	Consumer	-1.70%	18.05%	18.52%
	Industrials	-0.66%	18.32%	18.32%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.
**	Not a covered sector.

4	DECEMBER 31, 2016

Janus Aspen Global Research Portfolio (unaudited)

Portfolio At A Glance

December 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Alphabet Inc - Class C
Internet Software & Services	2.1%
British American Tobacco PLC
Tobacco	1.9%
AIA Group Ltd
Insurance	1.7%
TOTAL SA
Oil, Gas & Consumable Fuels	1.7%
Coca-Cola Co
Beverages	1.5%
8.9%

Asset Allocation - (% of Net Assets)
Common Stocks	99.6%
Investment Companies	0.3%
Other	0.1%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2016	As of December 31, 2015

Janus Aspen Series	5

Janus Aspen Global Research Portfolio (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016					per the May 1, 2016 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	2.07%	10.57%	3.27%	7.69%	0.85%
Service Shares	1.82%	10.30%	3.01%	7.42%	1.10%
MSCI World Index	7.51%	10.41%	3.83%	6.57%
MSCI All Country World Index	7.86%	9.36%	3.56%	N/A**
Morningstar Quartile - Institutional Shares	4th	1st	3rd	2nd
Morningstar Ranking - based on total returns for World Stock Funds	807/1,041	178/771	341/543	103/212
Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, portfolio holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns shown do not represent actual returns since they do not include insurance charges. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2016 Morningstar, Inc. All Rights Reserved.

6	DECEMBER 31, 2016

Janus Aspen Global Research Portfolio (unaudited)

Performance

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio's holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

**Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

Janus Aspen Series	7

Janus Aspen Global Research Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Institutional Shares	$1,000.00	$1,043.40	$3.34	$1,000.00	$1,021.87	$3.30	0.65%
Service Shares	$1,000.00	$1,042.20	$4.62	$1,000.00	$1,020.61	$4.57	0.90%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

8	DECEMBER 31, 2016

Janus Aspen Global Research Portfolio

Schedule of Investments

December 31, 2016

Shares		Value
Common Stocks – 99.6%
Aerospace & Defense – 2.5%
General Dynamics Corp	40,163	$6,934,544
Safran SA	129,618	9,330,816
		16,265,360
Airlines – 2.1%
Ryanair Holdings PLC (ADR)*	58,537	4,873,791
United Continental Holdings Inc*	117,783	8,584,025
		13,457,816
Banks – 5.8%
BNP Paribas SA	99,732	6,352,152
HDFC Bank Ltd	227,284	4,432,413
ING Groep NV	450,111	6,333,464
JPMorgan Chase & Co	83,307	7,188,561
Lloyds Banking Group PLC	2,566,203	1,973,164
Mitsubishi UFJ Financial Group Inc	1,044,800	6,424,219
US Bancorp	98,198	5,044,431
		37,748,404
Beverages – 2.6%
Coca-Cola Co	241,119	9,996,794
Pernod Ricard SA	60,903	6,596,799
		16,593,593
Biotechnology – 5.0%
Actelion Ltd*	20,717	4,479,254
Alder Biopharmaceuticals Inc*	106,054	2,205,923
Amgen Inc	50,645	7,404,805
Biogen Inc*	12,801	3,630,108
Celgene Corp*	58,224	6,739,428
Ironwood Pharmaceuticals Inc*	180,954	2,766,787
Shire PLC	88,786	5,030,325
		32,256,630
Building Products – 0.9%
Geberit AG	14,472	5,793,296
Capital Markets – 5.4%
Blackstone Group LP	187,624	5,071,477
Brookfield Asset Management Inc	131,027	4,325,201
Intercontinental Exchange Inc	110,175	6,216,073
London Stock Exchange Group PLC	118,361	4,251,911
S&P Global Inc	31,495	3,386,972
TD Ameritrade Holding Corp	177,441	7,736,428
UBS Group AG	274,706	4,301,772
		35,289,834
Chemicals – 1.2%
Air Products & Chemicals Inc	55,899	8,039,394
Communications Equipment – 0.5%
CommScope Holding Co Inc*	86,158	3,205,078
Construction Materials – 1.0%
Vulcan Materials Co	49,794	6,231,719
Consumer Finance – 1.3%
Synchrony Financial	236,533	8,579,052
Containers & Packaging – 0.9%
Sealed Air Corp	129,879	5,888,714
Diversified Telecommunication Services – 0.6%
Nippon Telegraph & Telephone Corp	99,400	4,178,894
Electric Utilities – 0.7%
Brookfield Infrastructure Partners LP	137,734	4,609,957
Electrical Equipment – 3.1%
ABB Ltd*	404,459	8,516,925
AMETEK Inc	118,440	5,756,184
Sensata Technologies Holding NV*	146,755	5,716,107
		19,989,216

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Aspen Global Research Portfolio

Schedule of Investments

December 31, 2016

Shares		Value
Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 2.3%
Amphenol Corp	67,412	$4,530,086
Flex Ltd*	180,203	2,589,517
Keyence Corp	11,400	7,812,040
		14,931,643
Energy Equipment & Services – 1.0%
Halliburton Co	114,684	6,203,258
Equity Real Estate Investment Trusts (REITs) – 1.5%
American Tower Corp	45,182	4,774,834
Simon Property Group Inc	27,974	4,970,141
		9,744,975
Food & Staples Retailing – 0.8%
Kroger Co	143,044	4,936,448
Food Products – 1.9%
Associated British Foods PLC	92,491	3,125,342
Hershey Co	90,104	9,319,457
		12,444,799
Health Care Equipment & Supplies – 1.2%
Boston Scientific Corp*	347,756	7,521,962
Health Care Providers & Services – 2.2%
Aetna Inc	71,143	8,822,443
Diplomat Pharmacy Inc*	99,751	1,256,863
Universal Health Services Inc	40,038	4,259,242
		14,338,548
Hotels, Restaurants & Leisure – 2.0%
Merlin Entertainments PLC	516,686	2,854,493
Norwegian Cruise Line Holdings Ltd*	71,189	3,027,668
Starbucks Corp	129,674	7,199,500
		13,081,661
Household Durables – 0.5%
Sony Corp	124,800	3,468,772
Independent Power and Renewable Electricity Producers – 0.7%
NRG Energy Inc	382,750	4,692,515
Industrial Conglomerates – 0.5%
Seibu Holdings Inc	198,900	3,559,934
Information Technology Services – 3.7%
Amdocs Ltd	38,621	2,249,673
InterXion Holding NV*	49,212	1,725,865
Mastercard Inc	79,099	8,166,972
Visa Inc	87,870	6,855,617
Worldpay Group PLC	1,430,593	4,743,622
		23,741,749
Insurance – 3.3%
AIA Group Ltd	2,027,800	11,348,692
Progressive Corp	153,136	5,436,328
Prudential PLC	225,703	4,501,157
		21,286,177
Internet & Direct Marketing Retail – 1.9%
Amazon.com Inc*	7,832	5,872,982
Ctrip.com International Ltd (ADR)*	59,174	2,366,960
Priceline Group Inc*	2,854	4,184,135
		12,424,077
Internet Software & Services – 4.3%
Alibaba Group Holding Ltd (ADR)*	51,960	4,562,608
Alphabet Inc - Class C*	17,569	13,560,106
CoStar Group Inc*	14,554	2,743,283
Facebook Inc	58,375	6,716,044
		27,582,041
Leisure Products – 1.1%
Mattel Inc	117,042	3,224,507

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2016

Janus Aspen Global Research Portfolio

Schedule of Investments

December 31, 2016

Shares		Value
Common Stocks – (continued)
Leisure Products – (continued)
Polaris Industries Inc	45,623	$3,758,879
		6,983,386
Machinery – 2.8%
FANUC Corp	23,800	4,025,112
Illinois Tool Works Inc	52,727	6,456,948
IMI PLC	231,128	2,946,970
KION Group AG	56,786	3,155,496
Rexnord Corp*	95,818	1,877,075
		18,461,601
Media – 2.2%
Comcast Corp	127,107	8,776,738
Liberty Global PLC*	176,138	5,231,299
		14,008,037
Multiline Retail – 0.6%
Dollar Tree Inc*	46,299	3,573,357
Multi-Utilities – 1.0%
National Grid PLC	555,475	6,495,386
Oil, Gas & Consumable Fuels – 7.2%
Anadarko Petroleum Corp	99,860	6,963,238
Antero Resources Corp*	200,922	4,751,805
Canadian Natural Resources Ltd	169,217	5,393,516
Enterprise Products Partners LP	365,892	9,893,720
MEG Energy Corp*	193,105	1,327,642
Suncor Energy Inc	225,561	7,375,887
TOTAL SA	217,035	11,077,546
		46,783,354
Personal Products – 0.8%
Estee Lauder Cos Inc	38,270	2,927,272
Unilever NV	60,693	2,494,099
		5,421,371
Pharmaceuticals – 4.2%
Bristol-Myers Squibb Co	48,372	2,826,860
Eli Lilly & Co	43,432	3,194,424
Mallinckrodt PLC*	83,941	4,181,941
Pfizer Inc	293,025	9,517,452
Sanofi	57,999	4,690,044
Teva Pharmaceutical Industries Ltd (ADR)	71,150	2,579,188
		26,989,909
Professional Services – 0.8%
Verisk Analytics Inc*	66,724	5,415,987
Real Estate Management & Development – 0.8%
Jones Lang LaSalle Inc	48,193	4,869,421
Road & Rail – 1.4%
Canadian Pacific Railway Ltd	61,321	8,749,833
Semiconductor & Semiconductor Equipment – 1.4%
ASML Holding NV	19,220	2,153,169
Taiwan Semiconductor Manufacturing Co Ltd	1,279,000	7,163,337
		9,316,506
Software – 4.2%
Activision Blizzard Inc	123,535	4,460,849
Adobe Systems Inc*	41,425	4,264,704
Constellation Software Inc/Canada	6,913	3,141,720
salesforce.com Inc*	92,451	6,329,195
SS&C Technologies Holdings Inc	197,146	5,638,376
Ultimate Software Group Inc*	20,121	3,669,064
		27,503,908
Specialty Retail – 0.9%
Lowe's Cos Inc	81,401	5,789,239

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Aspen Global Research Portfolio

Schedule of Investments

December 31, 2016

Shares		Value
Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – 1.9%
Apple Inc	48,381	$5,603,487
Samsung Electronics Co Ltd	4,631	6,843,704
		12,447,191
Textiles, Apparel & Luxury Goods – 2.3%
Cie Financiere Richemont SA	38,699	2,563,086
Gildan Activewear Inc	113,084	2,868,941
NIKE Inc	104,563	5,314,937
Samsonite International SA	1,540,119	4,381,843
		15,128,807
Tobacco – 1.9%
British American Tobacco PLC	220,902	12,540,488
Trading Companies & Distributors – 1.2%
Brenntag AG	143,375	7,943,834
Wireless Telecommunication Services – 1.5%
T-Mobile US Inc*	113,267	6,513,985
Vodafone Group PLC	1,272,054	3,128,066
		9,642,051
Total Common Stocks (cost $571,757,095)		646,149,182
Investment Companies – 0.3%
Money Markets – 0.3%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£ (cost $1,837,116)	1,837,116	1,837,116
Total Investments (total cost $573,594,211) – 99.9%		647,986,298
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		459,815
Net Assets – 100%		$648,446,113

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$393,073,553	60.7%
United Kingdom	51,590,924	8.0
France	38,047,357	5.9
Canada	37,792,697	5.8
Japan	29,468,971	4.5
Switzerland	25,654,333	4.0
Hong Kong	15,730,535	2.4
Netherlands	12,706,597	2.0
Germany	11,099,330	1.7
Taiwan	7,163,337	1.1
China	6,929,568	1.1
South Korea	6,843,704	1.0
Ireland	4,873,791	0.7
India	4,432,413	0.7
Israel	2,579,188	0.4

Total	$647,986,298	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2016

Janus Aspen Global Research Portfolio

Notes to Schedule of Investments and Other Information

MSCI All Country World IndexSM

An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI World IndexSM

A market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in North America, Europe and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2016. Unless otherwise indicated, all information in the table is for the year ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/15	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Collateral Fund LLC	1,880,835	33,987,163	(35,867,998)	—	$—	$47,721(1)	$—
Janus Cash Liquidity Fund LLC	1,804,000	71,519,670	(71,486,554)	1,837,116	—	4,630	1,837,116

Total					$—	$52,351	$1,837,116
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Aspen Series	13

Janus Aspen Global Research Portfolio

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$6,934,544	$9,330,816	$-
Banks	12,232,992	25,515,412	-
Beverages	9,996,794	6,596,799	-
Biotechnology	22,747,051	9,509,579	-
Building Products	-	5,793,296	-
Capital Markets	26,736,151	8,553,683	-
Diversified Telecommunication Services	-	4,178,894	-
Electrical Equipment	11,472,291	8,516,925	-
Electronic Equipment, Instruments & Components	7,119,603	7,812,040	-
Food Products	9,319,457	3,125,342	-
Hotels, Restaurants & Leisure	10,227,168	2,854,493	-
Household Durables	-	3,468,772	-
Industrial Conglomerates	-	3,559,934	-
Information Technology Services	18,998,127	4,743,622	-
Insurance	5,436,328	15,849,849	-
Machinery	8,334,023	10,127,578	-
Multi-Utilities	-	6,495,386	-
Oil, Gas & Consumable Fuels	21,608,763	25,174,591	-
Personal Products	2,927,272	2,494,099	-
Pharmaceuticals	22,299,865	4,690,044	-
Road & Rail	-	8,749,833	-
Semiconductor & Semiconductor Equipment	-	9,316,506	-
Software	24,362,188	3,141,720	-
Technology Hardware, Storage & Peripherals	5,603,487	6,843,704	-
Textiles, Apparel & Luxury Goods	8,183,878	6,944,929	-
Tobacco	-	12,540,488	-
Trading Companies & Distributors	-	7,943,834	-
Wireless Telecommunication Services	6,513,985	3,128,066	-
All Other	178,094,981	-	-
Investment Companies	-	1,837,116	-
Total Assets	$419,148,948	$228,837,350	$-

14	DECEMBER 31, 2016

Janus Aspen Global Research Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments, at cost	$573,594,211
Unaffiliated investments, at value	646,149,182
Affiliated investments, at value	1,837,116
Cash	104,637
Non-interested Trustees' deferred compensation	12,036
Receivables:
Dividends	617,022
Foreign tax reclaims	286,125
Portfolio shares sold	86,504
Dividends from affiliates	1,386
Other assets	8,400
Total Assets	649,102,408
Liabilities:
Payables:	—
Advisory fees	307,633
Portfolio shares repurchased	178,825
12b-1 Distribution and shareholder servicing fees	40,809
Transfer agent fees and expenses	31,362
Professional fees	22,506
Non-interested Trustees' deferred compensation fees	12,036
Printing fees	9,502
Postage fees	6,964
Portfolio administration fees	5,610
Non-interested Trustees' fees and expenses	5,419
Custodian fees	4,892
Accrued expenses and other payables	30,737
Total Liabilities	656,295
Net Assets	$648,446,113
Net Assets Consist of:
Capital (par value and paid-in surplus)	$708,103,557
Undistributed net investment income/(loss)	1,849,588
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(135,873,772)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	74,366,740
Total Net Assets	$648,446,113
Net Assets - Institutional Shares	$469,321,392
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,549,987
Net Asset Value Per Share	$40.63
Net Assets - Service Shares	$179,124,721
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,493,114
Net Asset Value Per Share	$39.87

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Aspen Global Research Portfolio

Statement of Operations

For the year ended December 31, 2016

Investment Income:
Dividends	$12,731,468
Affiliated securities lending income, net	47,721
Dividends from affiliates	4,630
Other income	1,065
Foreign tax withheld	(783,650)
Total Investment Income	12,001,234
Expenses:
Advisory fees	3,716,581
12b-1Distribution and shareholder servicing fees:
Service Shares	464,675
Transfer agent administrative fees and expenses:
Institutional Shares	162,721
Service Shares	63,064
Other transfer agent fees and expenses:
Institutional Shares	9,698
Service Shares	2,340
Shareholder reports expense	81,722
Portfolio administration fees	58,831
Professional fees	50,576
Custodian fees	35,338
Registration fees	22,617
Non-interested Trustees’ fees and expenses	20,891
Other expenses	115,463
Total Expenses	4,804,517
Net Investment Income/(Loss)	7,196,717
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(8,835,260)
Total Net Realized Gain/(Loss) on Investments	(8,835,260)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	13,297,687
Total Change in Unrealized Net Appreciation/Depreciation	13,297,687
Net Increase/(Decrease) in Net Assets Resulting from Operations	$11,659,144

See Notes to Financial Statements.

16	DECEMBER 31, 2016

Janus Aspen Global Research Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015

Operations:
Net investment income/(loss)	$7,196,717	$5,879,567
Net realized gain/(loss) on investments	(8,835,260)	30,643,198
Change in unrealized net appreciation/depreciation	13,297,687	(52,647,904)
Net Increase/(Decrease) in Net Assets Resulting from Operations	11,659,144	(16,125,139)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Institutional Shares	(5,169,230)	(3,640,735)
Service Shares	(1,761,489)	(1,154,292)
Net Decrease from Dividends and Distributions to Shareholders	(6,930,719)	(4,795,027)
Capital Share Transactions:
Institutional Shares	(43,882,862)	(47,348,888)
Service Shares	(24,789,291)	(4,825,171)
Net Increase/(Decrease) from Capital Share Transactions	(68,672,153)	(52,174,059)
Net Increase/(Decrease) in Net Assets	(63,943,728)	(73,094,225)
Net Assets:
Beginning of period	712,389,841	785,484,066
End of period	$648,446,113	$712,389,841

Undistributed Net Investment Income/(Loss)	$1,849,588	$3,023,841

See Notes to Financial Statements.

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Financial Highlights

Institutional Shares
For a share outstanding during each year ended December 31	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$40.24	$41.45	$38.99		$30.74	$25.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.45(1)	0.35(1)	0.51(1)		0.38	0.37
Net realized and unrealized gain/(loss)	0.37	(1.28)	2.39		8.29	4.79
Total from Investment Operations	0.82	(0.93)	2.90		8.67	5.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.28)	(0.44)		(0.42)	(0.25)
Distributions (from capital gains)	—	—	—		—	—
Total Dividends and Distributions	(0.43)	(0.28)	(0.44)		(0.42)	(0.25)
Net Asset Value, End of Period	$40.63	$40.24	$41.45		$38.99	$30.74
Total Return*	2.07%	(2.29)%	7.44%		28.43%	20.08%
Net Assets, End of Period (in thousands)	$469,321	$509,494	$571,145		$588,619	$516,001
Average Net Assets for the Period (in thousands)	$478,402	$560,660	$577,941		$550,131	$505,342
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.80%	0.61%		0.53%	0.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.80%	0.61%		0.53%	0.55%
Ratio of Net Investment Income/(Loss)	1.15%	0.83%	1.27%		0.99%	1.19%
Portfolio Turnover Rate	45%	50%	42%		101%	56%
				1

Service Shares
For a share outstanding during each year ended December 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$39.53	$40.77	$38.40	$30.31	$25.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.35(1)	0.24(1)	0.40(1)	0.25	0.23
Net realized and unrealized gain/(loss)	0.36	(1.26)	2.35	8.22	4.79
Total from Investment Operations	0.71	(1.02)	2.75	8.47	5.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.22)	(0.38)	(0.38)	(0.22)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.37)	(0.22)	(0.38)	(0.38)	(0.22)
Net Asset Value, End of Period	$39.87	$39.53	$40.77	$38.40	$30.31
Total Return*	1.82%	(2.53)%	7.18%	28.12%	19.77%
Net Assets, End of Period (in thousands)	$179,125	$202,896	$214,339	$202,707	$156,774
Average Net Assets for the Period (in thousands)	$186,563	$218,006	$209,230	$181,844	$149,451
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	1.05%	0.86%	0.78%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	1.05%	0.86%	0.78%	0.80%
Ratio of Net Investment Income/(Loss)	0.91%	0.57%	1.01%	0.75%	0.94%
Portfolio Turnover Rate	45%	50%	42%	101%	56%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Aspen Global Research Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

Financial assets of $158,330,874 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current fiscal year and no factor was applied at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and

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Notes to Financial Statements

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

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Notes to Financial Statements

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real

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Notes to Financial Statements

estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of December 31, 2016.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.60%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. The Portfolio's benchmark index used in the calculation is the MSCI World IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the

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Notes to Financial Statements

previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2016, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.56%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Effective May 1, 2016, Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Portfolio's Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $56,245 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2016. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account

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Notes to Financial Statements

balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $201,900 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2016, the Portfolio engaged in cross trades amounting to $78,788 in purchases and $2,360,455 in sales, resulting in a net realized gain of $324,118. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,861,083	$ -	$(136,969,859)	$ -	$ -	$ (37,383)	$ 75,488,715

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Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, preenactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2016
	No Expiration
December 31, 2017	Short-Term	Long-Term	Accumulated Capital Losses
$ (127,348,296)	$(8,969,179)	$ (652,384)	$ (136,969,859)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 572,497,583	$107,202,310	$(31,713,595)	$ 75,488,715

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 6,930,719	$ -	$ -	$ -

For the year ended December 31, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 4,795,027	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (1,440,251)	$ 1,440,251

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Notes to Financial Statements

5. Capital Share Transactions

	Year ended December 31, 2016		Year ended December 31, 2015
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	330,908	$ 13,244,254	345,913	$ 14,870,432
Reinvested dividends and distributions	129,490	5,169,230	84,766	3,640,735
Shares repurchased	(1,571,385)	(62,296,346)	(1,548,262)	(65,860,055)
Net Increase/(Decrease)	(1,110,987)	$(43,882,862)	(1,117,583)	$(47,348,888)
Service Shares:
Shares sold	311,672	$ 12,027,682	758,532	$ 32,048,121
Reinvested dividends and distributions	44,979	1,761,489	27,329	1,154,292
Shares repurchased	(996,725)	(38,578,462)	(910,448)	(38,027,584)
Net Increase/(Decrease)	(640,074)	$(24,789,291)	(124,587)	$ (4,825,171)

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$296,785,642	$ 364,588,804	$ -	$ -

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Portfolio (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Portfolio. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain portfolios. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Portfolio (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Portfolio and Janus Capital and interim sub-advisory agreements between Janus Capital and the Portfolio’s subadviser, as applicable. In the event shareholders of the Portfolio do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Portfolio upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Portfolio approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by

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Notes to Financial Statements

Janus Capital and the Portfolio’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Portfolio’s name will change to reflect “Janus Henderson” as part of the Portfolio’s name.

Shareholders and contract owners of record of the Portfolio as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Aspen Global Research Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Global Research Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado
February 10, 2017

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS WITH JANUS CAPITAL AND JANUS CAPITAL AFFILIATES DURING THE PERIOD

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”) of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”) or Perkins Investment Management LLC (“Perkins”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s

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Additional Information (unaudited)

business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH and Perkins.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH or Perkins as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH or Perkins in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

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Additional Information (unaudited)

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• The Transaction is not expected to result in any changes to the portfolio managers providing services to the Funds.

• After the Transaction, the distribution and marketing services provided to the Janus Funds were expected to be improved or enhanced based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The

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Additional Information (unaudited)

term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH or Perkins, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Portfolio

Janus Capital met with the Trustees on December 7-8, 2016, to discuss the approval of an amended and restated investment advisory agreement (the “Amended Advisory Agreement”) between Janus Capital and the Trust on behalf of

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Janus Aspen Global Research Portfolio

Additional Information (unaudited)

Janus Portfolio (for the purposes of this section, the “Fund” refers to Janus Portfolio) and other matters related to the proposed changes to the Fund’s name, principal investment strategies, and portfolio management team (the “Realignment”). At the meeting, the Trustees also discussed the Amended Advisory Agreement and other matters related to the Realignment with their independent counsel in executive session. During the course of this meeting, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of this meeting the Board also considered the proposal to merge the Janus Fund, a series of Janus Investment Fund, into the Janus Research Fund, another series of Janus Investment Fund, and undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital to the Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the Fund in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees approved the Amended Advisory Agreement and other matters related to the Realignment. In determining whether to approve the Amended Advisory Agreement, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of the Amended Advisory Agreement are substantially the same as the Current Advisory Agreement, except for the change to the advisory fee rate based on the amount of such outperformance or underperformance (the “Full Performance Rate”) and cumulative investment record of the Fund’s benchmark index (the “Performance Fee Benchmark”);

• the estimated impact of the change to the Full Performance Rate and Performance Fee Benchmark on the amount of advisory fees to be paid by the Fund, including consideration of comparative pro forma data showing the advisory fees payable if the Amended Advisory Agreement had been in place in prior years;

• the Fund’s investment team will be able to more efficiently manage the Fund’s portfolio, assuming the merger of the Janus Fund into Janus Research Fund is implemented, which may also provide benefits from opportunities to aggregate trading across funds that have similar investment strategies;

• Janus Capital’s belief that the Fund shareholders may benefit from the Realignment, as a result of the research-driven investment process to be implemented, which includes lower historical transaction costs and potential performance gains from securities lending as compared to the Fund’s current investment approach;

• the Realignment was being proposed as part of Janus Capital’s efforts to streamline its product line;

• Janus Capital’s belief that the Fund would benefit from Janus Capital’s operational efficiencies resulting from the merger of the Janus Fund into the Janus Research Fund and the Realignment, including a potentially more efficient and effective investment management approach providing the potential for a growing fund and improved performance after the Realignment;

• the costs of seeking approval of the Amended Advisory Agreement will be borne by Janus Capital;

• the costs incurred to reposition the Fund’s portfolio in connection with the Realignment;

• the potential tax consequences of any repositioning of the Fund’s portfolio as a result of the Merger; and any potential benefits of Janus Capital and its affiliates as a result of the Realignment.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Janus Aspen Global Research Portfolio

Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Aspen Global Research Portfolio

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

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Janus Aspen Global Research Portfolio

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2016:

Dividends Received Deduction Percentage	82%

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Janus Aspen Global Research Portfolio

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging
Growth and Equity Fund I (early stage venture capital
fund) (since 2014) and Managing Trustee of National
Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Aspen Global Research Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Aspen Global Research Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Carmel Wellso 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Aspen Global Research Portfolio	12/14-Present	Vice President and Director of Research of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Research Analyst for Janus Capital (2008-2014).
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7538				109-02-81112 02-17

ANNUAL REPORT December 31, 2016

Janus Aspen Global Technology Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Aspen Global Technology Portfolio

Janus Aspen Global Technology Portfolio (unaudited)

PORTFOLIO SNAPSHOT

Our mission is to find companies that benefit from the high pace of change in technology. We believe technology markets are complex, adaptive systems that demonstrate emergent properties and inherently unpredictable changes. We construct a portfolio with special attention to downside risk that seeks to balance resilience and optionality. Combined with deep, fundamental industry analysis and thoughtful valuation and scenario analysis, we seek to invest in stocks that have the potential to outperform without relying on difficult predictions about the future.

Denny Fish co-portfolio manager	Brinton Johns co-portfolio manager	J. Bradley Slingerlend co-portfolio manager

PERFORMANCE OVERVIEW

During the 12 months ended December 31, 2016, Janus Aspen Global Technology Portfolio’s Institutional Shares and Service Shares returned 14.21% and 13.85%, respectively. By comparison, the Portfolio’s primary and secondary benchmarks, the S&P 500 Index and the MSCI All Country World Information Technology Index, returned 11.96% and 12.20%, respectively.

INVESTMENT ENVIRONMENT

Technology stocks gained over the period, outpacing broader equity markets. Economically sensitive sectors tended to outperform toward the end of the period as investors raised their growth expectations for the U.S. in the wake of November’s elections. Within technology, semiconductors were among the strongest performers on the back of consolidation activity and widening usage of these companies’ products.

PERFORMANCE DISCUSSION

Our Portfolio outperformed both its primary and secondary benchmarks during the period. Outperformance relative to the benchmark was largely due to our selection of semiconductor and electronic components stocks. Detracting from results were the fund’s applications software and out-of-benchmark consumer finance holdings.

A leading contributor to performance was semiconductor intellectual property licensing company ARM Holdings. During the period, SoftBank of Japan announced a $32 billion acquisition of ARM. Given our favorable view of the company, we can see why SoftBank pursued the deal. ARM continues to experience increasing royalty revenues from the growth in smartphones and revenue licensing from semiconductor manufacturers. ARM cores are quickly becoming the de facto building block on which logic semiconductor companies build their processors. While historically strong in mobile, ARM’s advantage is moving into the home, industrial, medical and other markets as well. In the wake of the acquisition announcement, we have exited our position in the company.

Samsung of Korea was a contributor, in part, on the back of the strong position of its semiconductor business. Mid period, the company released an earnings report covering the prior quarter, which showed improving sales in mobile handsets and its display business. We think Samsung’s semiconductor business mainly DRAM and NAND will become the more important driver of earnings going forward thanks to high demand for these products as well as limited incremental supply. Samsung’s new V-NAND 3D memory chip is, in our view, fast becoming the only choice for new high-end mobile platforms, where size is major consideration. Samsung’s OLED display is also likely to be adopted by Apple for its flagship smartphone next year. We expect these products to dominate the market until competitors are able to roll out viable substitutes. Part of the late-year strength was stabilization in phone business segment after an earlier write down. At the same time, the other two main drivers continue to perform exceptionally well. This is especially true for semiconductors, where the company has a 45% global market share for DRAM chips.

Just as Samsung enjoys a commanding position in its semiconductor and OLED technology, Taiwan Semiconductor Manufacturing Company (TSMC), in our view, has become the near insurmountable leader in the manufacturing of mobile processors. The company is benefiting from the migration to even smaller technologies. The foundry has rolled out 16 nanometer

Janus Aspen Series	1

Janus Aspen Global Technology Portfolio (unaudited)

(NM) technology and aims to unveil even smaller 10 NM technology in the near future. In an earnings report released in the period, full-year revenues grew by 10.6%, which can be considered an achievement given the extremely challenging market environment. On a longer time horizon, TSMC expects to gain market share by introducing high-demand, cutting-edge technologies, including those based on increasingly powerful yet energy efficient transistors.

Software company Zendesk delivered a weaker-than-expected earnings report late in the period as it reorganized its sales function internally. We see any current turbulence as short term. Furthermore, we believe there is significant long-term opportunity in the company and value it as a clear strategic asset.

Cognizant Technology was a leading detractor from performance. The company suffered from company-specific issues, namely the allegations of financial impropriety within its Indian operation. The market had concerns that the company’s corporate and government customers may end their relationships with Cognizant given strict compliance requirements. We exited our position in the company during the period.

Early in the period, software names endured cooling sentiment. While we expected some hard hit positions to recover, we believed that Tableau Software suffered from increased competition and slower growth. Consequently we exited our position in the company.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the fund.

OUTLOOK

Many of the trends within the sector that have excited us during the year continued into the fourth quarter. The transition to the cloud is accelerating. Companies are increasingly moving workloads from physical servers to the cloud, adopting programs such as Software as a Service (SaaS) and Infrastructure as a Service (IaaS). That has resulted in impressive growth rates for industry leaders, including Salesforce.com and Amazon Web Services.

The same dynamic, however, has placed legacy software and hardware companies under increasing pressure. We believe the risks to legacy companies are underappreciated. Investors continue to hold shares of legacy companies due to the stocks’ attractive dividend yields and still-dominant positions in market benchmarks. Yet, investors often do not understand the risks to underlying business models. This is especially true for software companies that were slow in adopting SaaS and hardware firms that overlooked the threat of the cloud. Consequently, we are avoiding the legacy names that we view as most vulnerable as the industry transitions to the cloud and other novel applications.

We believe that semiconductors have new opportunities for growth. Virtual and augmented reality, the Internet of Things (IoT), and self-driving automobiles, among other new technologies, require sophisticated chips. These end markets are providing new sources of growth for semiconductors. While smartphones garner headlines, other segments reliant upon semiconductors have more attractive growth trajectories, as they are earlier in the lifecycle of software adoption.

Similarly, machine learning continues to drive investors’ appetites for IoT. We expect every business sector to develop IoT applications that “learn” as data are processed and achieve solutions far beyond the scope of human programmers. These solutions can improve productivity and efficiencies for companies, making the technology highly valuable.

While optimistic about the rapid pace of innovation occurring in the sector and the opportunity it provides us in identifying the dominant companies of the future, we are mindful of several near-term risks that could impact performance. In light of November’s U.S. election and other signs of populism around the world, the regulatory environment could be changing. Growing signs of political unrest widen the potential outcomes for increased regulatory scrutiny of technology companies. Areas of focus could be trade, jobs and the Internet.

As part of our investment discipline, we are monitoring the sector’s valuations. While we expect our growth technology investments to achieve commanding positions over the next several years, the stock market is also trading at all-time highs. Therefore, we are tilting our portfolios toward stocks that we believe are more resilient to downside risk.

Thank you for your investment in Janus Aspen Global Technology Portfolio.

2	DECEMBER 31, 2016

Janus Aspen Global Technology Portfolio (unaudited)

Portfolio At A Glance

December 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	ARM Holdings PLC	1.84%	Tableau Software Inc - Class A	-0.51%
	Amphenol Corp	1.07%	Zendesk Inc	-0.28%
	Samsung Electronics Co Ltd	1.01%	American Express Co	-0.20%
	Microchip Technology Inc	1.01%	Cognizant Technology Solutions Corp	-0.19%
	NetSuite Inc	0.71%	LinkedIn Corp	-0.17%

	3 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI All Country World Information Technology Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	3.00%	82.66%	100.00%
	Other**	0.27%	1.74%	0.00%
	Telecommunication Services	0.09%	0.43%	0.00%

	4 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI All Country World Information Technology Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	-0.48%	8.64%	0.00%
	Real Estate	-0.34%	1.29%	0.00%
	Industrials	-0.13%	1.52%	0.00%
	Financials	-0.03%	3.72%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Aspen Series	3

Janus Aspen Global Technology Portfolio (unaudited)

Portfolio At A Glance

December 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Alphabet Inc - Class C
Internet Software & Services	7.2%
Microsoft Corp
Software	7.0%
Amphenol Corp
Electronic Equipment, Instruments & Components	3.8%
salesforce.com Inc
Software	3.4%
Tencent Holdings Ltd
Internet Software & Services	3.1%
24.5%

Asset Allocation - (% of Net Assets)
Common Stocks	99.1%
Investment Companies	2.8%
Preferred Stocks	0.3%
OTC Purchased Options – Calls	0.1%
Securities Sold Short	(0.4)%
Other	(1.9)%
100.0%

Emerging markets comprised 12.8% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2016	As of December 31, 2015

4	DECEMBER 31, 2016

Janus Aspen Global Technology Portfolio (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016					per the May 1, 2016 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	14.21%	16.35%	10.13%	0.85%	0.81%
Service Shares	13.85%	16.01%	9.83%	0.59%	1.06%
S&P 500 Index	11.96%	14.66%	6.95%	4.58%
MSCI All Country World Information Technology Index	12.20%	14.24%	7.50%	0.14%**
Morningstar Quartile - Institutional Shares	2nd	1st	1st	3rd
Morningstar Ranking - based on total returns for Technology Funds	55/212	41/201	27/185	71/121
Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, portfolio holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns shown do not represent actual returns since they do not include insurance charges. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Janus Aspen Series	5

Janus Aspen Global Technology Portfolio (unaudited)

Performance

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio's holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

Effective January 12, 2016, Denny Fish, Brinton Johns and Brad Slingerlend are Co-Portfolio Managers of the Portfolio.

*The Portfolio’s inception date – January 18, 2000

** The MSCI All Country World Information Technology Index since inception returns are calculated from January 31, 2000.

6	DECEMBER 31, 2016

Janus Aspen Global Technology Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Institutional Shares	$1,000.00	$1,116.00	$4.20	$1,000.00	$1,021.17	$4.01	0.79%
Service Shares	$1,000.00	$1,114.20	$5.53	$1,000.00	$1,019.91	$5.28	1.04%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Aspen Global Technology Portfolio

Schedule of Investments

December 31, 2016

Shares or Contract Amounts		Value
Common Stocks – 99.1%
Communications Equipment – 1.0%
CommScope Holding Co Inc*	65,336	$2,430,499
Electronic Equipment, Instruments & Components – 8.3%
Amphenol Corp	143,666	9,654,355
Belden Inc	18,869	1,410,835
Coherent Inc*	7,520	1,033,135
Flex Ltd*	182,991	2,629,581
National Instruments Corp	92,789	2,859,757
TE Connectivity Ltd	50,510	3,499,333
		21,086,996
Equity Real Estate Investment Trusts (REITs) – 3.6%
American Tower Corp	59,026	6,237,868
Equinix Inc	8,351	2,984,731
		9,222,599
Household Durables – 1.6%
Sony Corp	145,600	4,046,901
Information Technology Services – 4.0%
Accenture PLC	18,592	2,177,681
Amdocs Ltd	49,807	2,901,258
Gartner Inc*	34,133	3,449,822
InterXion Holding NV*	51,372	1,801,616
		10,330,377
Internet & Direct Marketing Retail – 6.0%
Amazon.com Inc*	4,477	3,357,168
Ctrip.com International Ltd (ADR)*	64,990	2,599,600
Etsy Inc*	107,480	1,266,114
MakeMyTrip Ltd*	44,114	979,331
Netflix Inc*	23,041	2,852,476
Priceline Group Inc*	2,991	4,384,985
		15,439,674
Internet Software & Services – 22.2%
Alibaba Group Holding Ltd (ADR)*,#	71,612	6,288,250
Alphabet Inc - Class C*	23,815	18,380,893
Care.com Inc*	55,374	474,555
ChannelAdvisor Corp*	83,822	1,202,846
CoStar Group Inc*	21,103	3,977,704
Envestnet Inc*	40,270	1,419,517
Facebook Inc	56,663	6,519,078
Instructure Inc*	37,105	725,403
MercadoLibre Inc	16,809	2,624,557
Okta Inc*,§	77,511	952,610
Shutterstock Inc*,#	35,127	1,669,235
SPS Commerce Inc*	25,220	1,762,626
Tencent Holdings Ltd	322,200	7,820,254
Trivago NV (ADR)*	48,957	575,245
Zillow Group Inc*,#	67,226	2,451,732
		56,844,505
Media – 1.6%
Walt Disney Co	39,935	4,162,026
Professional Services – 1.7%
CEB Inc	22,233	1,347,320
IHS Markit Ltd*	33,139	1,173,452
Verisk Analytics Inc*	21,207	1,721,372
		4,242,144
Semiconductor & Semiconductor Equipment – 13.7%
ASML Holding NV	22,270	2,494,853
Lam Research Corp	26,916	2,845,829
Maxim Integrated Products Inc	50,032	1,929,734
Microchip Technology Inc	119,697	7,678,563
ON Semiconductor Corp*	223,924	2,857,270

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2016

Janus Aspen Global Technology Portfolio

Schedule of Investments

December 31, 2016

Shares or Contract Amounts		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Taiwan Semiconductor Manufacturing Co Ltd	1,167,000	$6,536,055
Texas Instruments Inc	60,829	4,438,692
Xilinx Inc	104,501	6,308,725
		35,089,721
Software – 29.6%
Activision Blizzard Inc	138,136	4,988,091
Adobe Systems Inc*,†	66,159	6,811,070
Apptio Inc*	26,260	486,598
Apptio Inc*,§	25,738	453,079
Atlassian Corp PLC*	65,566	1,578,829
Blackbaud Inc	21,380	1,368,320
Cadence Design Systems Inc*	200,917	5,067,127
Constellation Software Inc/Canada	5,594	2,542,280
Globant SA*	33,541	1,118,592
Guidewire Software Inc*,†	21,794	1,075,098
Lyft Inc*,§	15,260	408,799
Microsoft Corp	289,773	18,006,494
Nexon Co Ltd	44,300	640,310
Nice Ltd (ADR)	25,838	1,776,621
Nintendo Co Ltd	7,432	1,553,826
PROS Holdings Inc*	71,355	1,535,560
salesforce.com Inc*	127,209	8,708,728
SS&C Technologies Holdings Inc	78,210	2,236,806
Tyler Technologies Inc*	26,698	3,811,673
Ultimate Software Group Inc*	14,300	2,607,605
Workday Inc*	47,966	3,170,073
Zendesk Inc*	278,446	5,903,055
		75,848,634
Technology Hardware, Storage & Peripherals – 5.1%
Apple Inc†	47,117	5,457,091
Samsung Electronics Co Ltd	5,079	7,505,760
		12,962,851
Wireless Telecommunication Services – 0.7%
SoftBank Group Corp	28,600	1,888,339
Total Common Stocks (cost $208,920,143)		253,595,266
Preferred Stocks – 0.3%
Electronic Equipment, Instruments & Components – 0.3%
Belden Inc, 6.7500% (cost $580,000)	5,800	612,886
Investment Companies – 2.8%
Investments Purchased with Cash Collateral from Securities Lending – 2.1%
Janus Cash Collateral Fund LLC, 0.4311%ºº,£	5,507,440	5,507,440
Money Markets – 0.7%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£	1,693,579	1,693,579
Total Investment Companies (cost $7,201,019)		7,201,019
OTC Purchased Options – Calls – 0.1%
Counterparty/Reference Asset
Goldman Sachs International:
Apple Inc, exercise price $120.00, expires July 2017* (premiums paid $197,918)	469	260,643
Total Investments (total cost $216,899,080) – 102.3%		261,669,814
Securities Sold Short – (0.4)%
Common Stocks Sold Short – (0.4)%
Communications Equipment – (0.1)%
Arista Networks Inc*	2,330	(225,474)
Household Durables – (0.1)%
Nikon Corp	15,600	(272,138)
Semiconductor & Semiconductor Equipment – (0.1)%
NVIDIA Corp	2,482	(264,929)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Aspen Global Technology Portfolio

Schedule of Investments

December 31, 2016

Shares or Contract Amounts		Value
Securities Sold Short – (continued)
Common Stocks Sold Short – (continued)
Software – (0.1)%
Talend SA (ADR)*	8,035	$(178,377)
Total Securities Sold Short (proceeds $950,889)		(940,918)
Liabilities, net of Cash, Receivables and Other Assets – (1.9)%		(4,826,575)
Net Assets – 100%		$255,902,321

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$208,749,700	79.8%
China	16,708,104	6.4
Japan	8,129,376	3.1
South Korea	7,505,760	2.9
Taiwan	6,536,055	2.5
Netherlands	4,296,469	1.6
Canada	2,542,280	1.0
Israel	1,776,621	0.7
Australia	1,578,829	0.6
United Kingdom	1,173,452	0.4
Argentina	1,118,592	0.4
India	979,331	0.4
Germany	575,245	0.2

Total	$261,669,814	100.0%

Summary of Investments by Country - (Short Positions) (unaudited)

		% of Securities Sold Short

Country	Value
United States	$(490,403)	52.1%
Japan	(272,138)	28.9
France	(178,377)	19.0

Total	$(940,918)	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2016

Janus Aspen Global Technology Portfolio

Schedule of Investments

December 31, 2016

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
Japanese Yen	1/12/17	109,682,000	$939,056	$20,474
Citibank NA:
Japanese Yen	1/19/17	77,021,000	659,762	17,330
HSBC Securities (USA), Inc.:
Japanese Yen	1/19/17	29,900,000	256,124	6,369
JPMorgan Chase & Co.:
Japanese Yen	1/12/17	237,420,000	2,032,702	48,081
RBC Capital Markets Corp.:
British Pound	2/9/17	227,400	280,489	(2,165)
Japanese Yen	2/9/17	248,100,000	2,127,739	842

			2,408,228	(1,323)
Total			$6,295,872	$90,931

Schedule of OTC Written Options
Counterparty	Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Put Options:
Goldman Sachs International	Apple Inc	469	$100.00	7/17	$247,632	$115,307	$(132,325)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Aspen Global Technology Portfolio

Notes to Schedule of Investments and Other Information

MSCI All Country World Information Technology Index	Measures the performance of information technology stocks from developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.
S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2016, is $8,984,580.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

#	Loaned security; a portion of the security is on loan at December 31, 2016.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2016. Unless otherwise indicated, all information in the table is for the year ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/15	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Collateral Fund LLC	10,086,821	110,329,509	(114,908,890)	5,507,440	$—	$131,915(1)	$5,507,440
Janus Cash Liquidity Fund LLC	2,643,876	128,168,923	(129,119,220)	1,693,579	—	12,270	1,693,579

Total					$—	$144,185	$7,201,019
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Apptio Inc	5/2/13	$584,114	$453,079	0.2%
Lyft Inc	12/17/15	408,799	408,799	0.1
Okta Inc	5/23/14	612,947	952,610	0.4
Total		$1,605,860	$1,814,488	0.7%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2016. The issuer incurs all registration costs.

12	DECEMBER 31, 2016

Janus Aspen Global Technology Portfolio

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Household Durables	$-	$4,046,901	$-
Internet Software & Services	48,071,641	7,820,254	952,610
Semiconductor & Semiconductor Equipment	26,058,813	9,030,908	-
Software	70,250,340	5,189,495	408,799
Technology Hardware, Storage & Peripherals	5,457,091	7,505,760	-
Wireless Telecommunication Services	-	1,888,339	-
All Other	66,914,315	-	-
Preferred Stocks	-	612,886	-
Investment Companies	-	7,201,019	-
OTC Purchased Options – Calls	-	260,643	-
Total Investments in Securities	$216,752,200	$43,556,205	$1,361,409
Other Financial Instruments(a):
Forward Currency Contracts	-	93,096	-
Total Assets	$216,752,200	$43,649,301	$1,361,409
Liabilities
Investments In Securities Sold Short:
Common Stocks
Household Durables	-	272,138	-
All Other	668,780	-	-
Total Investments In Securities Sold Short:	$668,780	$272,138	$-
Other Financial Instruments(a):
Forward Currency Contracts	-	2,165	-
Options Written, at Value	-	132,325	-
Total Liabilities	$668,780	$406,628	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Aspen Series	13

Janus Aspen Global Technology Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments, at cost	$216,899,080
Unaffiliated investments, at value(1)	254,468,795
Affiliated investments, at value	7,201,019
Cash	30,682
Deposits with brokers for short sales	950,889
Forward currency contracts	93,096
Closed foreign currency contracts	119,664
Non-interested Trustees' deferred compensation	4,755
Receivables:
Dividends	130,869
Investments sold	92,162
Portfolio shares sold	46,047
Dividends from affiliates	1,050
Foreign tax reclaims	694
Other assets	3,061
Total Assets	263,142,783
Liabilities:
Collateral for securities loaned (Note 3)	5,507,440
Short sales, at value(2)	940,918
Forward currency contracts	2,165
Options written, at value(3)	132,325
Closed foreign currency contracts	397
Payables:	—
Portfolio shares repurchased	383,881
Advisory fees	149,673
12b-1 Distribution and shareholder servicing fees	56,207
Professional fees	23,022
Transfer agent fees and expenses	12,276
Non-interested Trustees' deferred compensation fees	4,755
Portfolio administration fees	2,222
Non-interested Trustees' fees and expenses	2,051
Custodian fees	1,544
Accrued expenses and other payables	21,586
Total Liabilities	7,240,462
Net Assets	$255,902,321
Net Assets Consist of:
Capital (par value and paid-in surplus)	$191,229,191
Undistributed net investment income/(loss)	35,297
Undistributed net realized gain/(loss) from investments and foreign currency transactions	19,650,569
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	44,987,264
Total Net Assets	$255,902,321
Net Assets - Institutional Shares	$9,935,411
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,187,498
Net Asset Value Per Share	$8.37
Net Assets - Service Shares	$245,966,910
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	28,966,579
Net Asset Value Per Share	$8.49

(1) Includes $5,392,366 of securities on loan. See Note 3 in Notes to Financial Statements. (2) Proceeds $950,889. (3) Premiums received $247,632.

See Notes to Financial Statements.

14	DECEMBER 31, 2016

Janus Aspen Global Technology Portfolio

Statement of Operations

For the year ended December 31, 2016

Investment Income:
Dividends	$1,823,073
Affiliated securities lending income, net	131,915
Dividends from affiliates	12,270
Interest proceeds from short sales	63
Other income	154
Foreign tax withheld	(110,954)
Total Investment Income	1,856,521
Expenses:
Advisory fees	1,415,896
12b-1Distribution and shareholder servicing fees:
Service Shares	530,228
Transfer agent administrative fees and expenses:
Institutional Shares	3,249
Service Shares	80,750
Other transfer agent fees and expenses:
Institutional Shares	215
Service Shares	2,768
Shareholder reports expense	57,747
Professional fees	51,803
Portfolio administration fees	20,133
Custodian fees	18,295
Non-interested Trustees’ fees and expenses	7,354
Short sale fees and expenses	6,094
Short sales dividends expense	5,165
Registration fees	2,318
Other expenses	50,156
Total Expenses	2,252,171
Net Investment Income/(Loss)	(395,650)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	20,374,732
Short sales	16,580
Written options contracts	71,424
Total Net Realized Gain/(Loss) on Investments	20,462,736
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	11,774,050
Short sales	104,074
Written options contracts	77,698
Total Change in Unrealized Net Appreciation/Depreciation	11,955,822
Net Increase/(Decrease) in Net Assets Resulting from Operations	$32,022,908

See Notes to Financial Statements.

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Janus Aspen Global Technology Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015

Operations:
Net investment income/(loss)	$(395,650)	$62,805
Net realized gain/(loss) on investments	20,462,736	8,724,141
Change in unrealized net appreciation/depreciation	11,955,822	(1,647,686)
Net Increase/(Decrease) in Net Assets Resulting from Operations	32,022,908	7,139,260
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Institutional Shares	(18,608)	—
Service Shares	(219,030)	—
Total Dividends from Net Investment Income	(237,638)	—
Distributions from Net Realized Gain from Investment Transactions
Institutional Shares	(333,588)	(1,201,143)
Service Shares	(8,461,879)	(21,452,093)
Total Distributions from Net Realized Gain from Investment Transactions	(8,795,467)	(22,653,236)
Net Decrease from Dividends and Distributions to Shareholders	(9,033,105)	(22,653,236)
Capital Share Transactions:
Institutional Shares	75,780	1,327,928
Service Shares	54,225,823	31,089,578
Net Increase/(Decrease) from Capital Share Transactions	54,301,603	32,417,506
Net Increase/(Decrease) in Net Assets	77,291,406	16,903,530
Net Assets:
Beginning of period	178,610,915	161,707,385
End of period	$255,902,321	$178,610,915

Undistributed Net Investment Income/(Loss)	$35,297	$142,408

See Notes to Financial Statements.

16	DECEMBER 31, 2016

Janus Aspen Global Technology Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during each year ended December 31	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$7.63	$8.43	$8.20		$6.04	$5.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	0.02(1)	0.03(1)		—(2)	0.02
Net realized and unrealized gain/(loss)	1.05	0.41	0.73		2.16	0.97
Total from Investment Operations	1.05	0.43	0.76		2.16	0.99
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—	—		—	—
Distributions (from capital gains)	(0.29)	(1.23)	(0.53)		—	—
Total Dividends and Distributions	(0.31)	(1.23)	(0.53)		—	—
Net Asset Value, End of Period	$8.37	$7.63	$8.43		$8.20	$6.04
Total Return*	14.21%	4.85%	9.64%		35.76%	19.60%
Net Assets, End of Period (in thousands)	$9,935	$9,004	$8,456		$7,346	$4,987
Average Net Assets for the Period (in thousands)	$9,164	$8,635	$7,700		$6,188	$4,947
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.76%	0.79%		0.77%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.76%	0.79%		0.77%	0.76%
Ratio of Net Investment Income/(Loss)	0.06%	0.28%	0.33%		0.16%	0.14%
Portfolio Turnover Rate	62%	43%	57%		39%	56%
				1

Service Shares
For a share outstanding during each year ended December 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$7.75	$8.56	$8.34	$6.16	$5.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(1)	—(1)(2)	0.01(1)	(0.01)	0.01
Net realized and unrealized gain/(loss)	1.06	0.42	0.74	2.19	0.98
Total from Investment Operations	1.04	0.42	0.75	2.18	0.99
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—	—	—	—
Distributions (from capital gains)	(0.29)	(1.23)	(0.53)	—	—
Total Dividends and Distributions	(0.30)	(1.23)	(0.53)	—	—
Net Asset Value, End of Period	$8.49	$7.75	$8.56	$8.34	$6.16
Total Return*	13.85%	4.65%	9.35%	35.39%	19.15%
Net Assets, End of Period (in thousands)	$245,967	$169,607	$153,251	$136,113	$107,398
Average Net Assets for the Period (in thousands)	$212,136	$158,428	$138,634	$117,904	$99,664
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.03%	1.01%	1.04%	1.02%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.01%	1.04%	1.02%	1.01%
Ratio of Net Investment Income/(Loss)	(0.19)%	0.02%	0.09%	(0.09)%	(0.10)%
Portfolio Turnover Rate	62%	43%	57%	39%	56%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

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Janus Aspen Global Technology Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Aspen Global Technology Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of December 31, 2016.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

Financial assets of $18,105,714 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Financial assets of $584,114 were transferred out of Level 3 to Level 2 since certain security’s prices were determined using other significant observable inputs at the end of the current fiscal year and significant unobservable inputs at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each

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Notes to Financial Statements

class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2016 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative

20	DECEMBER 31, 2016

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Notes to Financial Statements

purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

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Notes to Financial Statements

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

During the year ended December 31, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $5,417,532.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Portfolio may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

The Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of

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Notes to Financial Statements

the premium paid for the put option and by transaction costs. The Portfolio may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Portfolio purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

During the year ended December 31, 2016, the average ending monthly market value amounts on purchased call options is $34,684.

In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

During the year, the Portfolio wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

During the year, the Portfolio wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

During the year ended December 31, 2016, the average ending monthly market value amounts on written call and put options are $816 and $31,784, respectively.

Written option activity for the year ended December 31, 2016 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at December 31, 2015	295	$ 47,325
Options written	683	293,443
Options closed	(220)	(30,400)
Options expired	(228)	(53,094)
Options exercised	(61)	(9,642)
Options outstanding at December 31, 2016	469	$ 247,632

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Notes to Financial Statements

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2016

	Currency Contracts	Equity Contracts		Total
Asset Derivatives:
Forward currency contracts	$ 93,096	$ -		$ 93,096
Unaffiliated investments, at value	-	260,643	(a)	260,643

Total Asset Derivatives	$ 93,096	$260,643		$353,739

Liability Derivatives:
Forward currency contracts	$ 2,165	$ -		$ 2,165
Options written, at value	-	132,325		132,325

Total Liability Derivatives	$ 2,165	$132,325		$134,490
(a) Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts		Equity Contracts		Total
Investments and foreign currency transactions	$652,763	(a)	$ -		$652,763
Written options contracts	-		71,424		71,424

Total	$652,763		$ 71,424		$724,187

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts		Equity Contracts		Total
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$ 74,122	(a)	$ 62,725	(b)	$136,847
Written options contracts	-		77,698		77,698

Total	$ 74,122		$140,423		$214,545
(a)	Amounts relate to forward currency contracts.
(b) Amounts relate to purchased options.
(c) Amounts relate to purchased options.

Please see the “Net Realized Gain/(Loss) on Investments” and “Change in Unrealized Net Appreciation/Depreciation” sections of the Portfolio’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants,

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Notes to Financial Statements

including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

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Notes to Financial Statements

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of December 31, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Portfolio’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$20,474	$—	$—	$20,474
Citibank NA	17,330	—	—	17,330
Deutsche Bank AG	5,392,366	—	(5,392,366)	—
Goldman Sachs International	260,643	(260,643)	—	—
HSBC Securities (USA), Inc.	6,369	—	—	6,369
JPMorgan Chase & Co.	48,081	—	—	48,081
RBC Capital Markets Corp.	842	(842)	—	—

Total	$5,746,105	$(261,485)	$(5,392,366)	$92,254

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Notes to Financial Statements

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs International	$1,073,243	$(260,643)	$(812,600)	$—
RBC Capital Markets Corp.	2,165	(842)	—	1,323

Total	$1,075,408	$(261,485)	$(812,600)	$1,323
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Goldman Sachs International is the broker and/or custodian for short sales. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments.

The Portfolio does not exchange collateral on its forward currency contracts with its counterparties; however, the Portfolio may segregate cash or high-grade securities in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets, if with the Portfolio’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater

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than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2016, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $5,392,366 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2016 is $5,507,440, resulting in the net amount due to the counterparty of $115,074.

Short Sales

The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

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The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees, disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.90% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waiver until at least May 1, 2017. The previous expense limit (until May 1, 2016 ) was 1.08% of the Portfolio's average daily net assets. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Effective May 1, 2016, Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1

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distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Portfolio's Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $56,245 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2016. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $201,900 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common

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investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2016, the Portfolio engaged in cross trades amounting to $249,512 in sales, resulting in a net realized gain of $159,849. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,465,096	$ 18,754,316	$ -	$ -	$ -	$ 110,873	$ 44,342,845

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 217,336,940	$46,340,300	$ (2,007,426)	$ 44,332,874

Information on the tax components of securities sold short as of December 31, 2016 is as follows:

Federal Tax Cost	Unrealized (Appreciation)	Unrealized Depreciation	Net Tax (Appreciation)/ Depreciation
$ (950,889)	$ (75,579)	$ 85,550	$ 9,971

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 237,638	$ 8,795,467	$ -	$ -

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For the year ended December 31, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,296,515	$ 21,356,721	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 526,177	$ (526,177)

6. Capital Share Transactions

	Year ended December 31, 2016		Year ended December 31, 2015
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	332,394	$ 2,582,198	234,395	$ 1,866,586
Reinvested dividends and distributions	46,649	352,196	154,786	1,201,143
Shares repurchased	(371,293)	(2,858,614)	(212,574)	(1,739,801)
Net Increase/(Decrease)	7,750	$ 75,780	176,607	$ 1,327,928
Service Shares:
Shares sold	12,877,000	$99,979,122	6,002,301	$48,599,369
Reinvested dividends and distributions	1,130,327	8,680,909	2,718,896	21,452,093
Shares repurchased	(6,919,147)	(54,434,208)	(4,737,544)	(38,961,884)
Net Increase/(Decrease)	7,088,180	$54,225,823	3,983,653	$31,089,578

7. Purchases and Sales of Investment Securities

For the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$180,891,243	$ 134,394,128	$ -	$ -

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Portfolio (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Portfolio. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain portfolios. As a result, the consummation of the Transaction

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Notes to Financial Statements

may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Portfolio (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Portfolio and Janus Capital and interim sub-advisory agreements between Janus Capital and the Portfolio’s subadviser, as applicable. In the event shareholders of the Portfolio do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Portfolio upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Portfolio approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Portfolio’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Portfolio’s name will change to reflect “Janus Henderson” as part of the Portfolio’s name.

Shareholders and contract owners of record of the Portfolio as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Aspen Global Technology Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Global Technology Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado
February 10, 2017

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS WITH JANUS CAPITAL AND JANUS CAPITAL AFFILIATES DURING THE PERIOD

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”) of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”) or Perkins Investment Management LLC (“Perkins”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s

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Additional Information (unaudited)

business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH and Perkins.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH or Perkins as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH or Perkins in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

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Additional Information (unaudited)

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• The Transaction is not expected to result in any changes to the portfolio managers providing services to the Funds.

• After the Transaction, the distribution and marketing services provided to the Janus Funds were expected to be improved or enhanced based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The

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Additional Information (unaudited)

term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH or Perkins, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Portfolio

Janus Capital met with the Trustees on December 7-8, 2016, to discuss the approval of an amended and restated investment advisory agreement (the “Amended Advisory Agreement”) between Janus Capital and the Trust on behalf of

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Additional Information (unaudited)

Janus Portfolio (for the purposes of this section, the “Fund” refers to Janus Portfolio) and other matters related to the proposed changes to the Fund’s name, principal investment strategies, and portfolio management team (the “Realignment”). At the meeting, the Trustees also discussed the Amended Advisory Agreement and other matters related to the Realignment with their independent counsel in executive session. During the course of this meeting, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of this meeting the Board also considered the proposal to merge the Janus Fund, a series of Janus Investment Fund, into the Janus Research Fund, another series of Janus Investment Fund, and undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital to the Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the Fund in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees approved the Amended Advisory Agreement and other matters related to the Realignment. In determining whether to approve the Amended Advisory Agreement, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of the Amended Advisory Agreement are substantially the same as the Current Advisory Agreement, except for the change to the advisory fee rate based on the amount of such outperformance or underperformance (the “Full Performance Rate”) and cumulative investment record of the Fund’s benchmark index (the “Performance Fee Benchmark”);

• the estimated impact of the change to the Full Performance Rate and Performance Fee Benchmark on the amount of advisory fees to be paid by the Fund, including consideration of comparative pro forma data showing the advisory fees payable if the Amended Advisory Agreement had been in place in prior years;

• the Fund’s investment team will be able to more efficiently manage the Fund’s portfolio, assuming the merger of the Janus Fund into Janus Research Fund is implemented, which may also provide benefits from opportunities to aggregate trading across funds that have similar investment strategies;

• Janus Capital’s belief that the Fund shareholders may benefit from the Realignment, as a result of the research-driven investment process to be implemented, which includes lower historical transaction costs and potential performance gains from securities lending as compared to the Fund’s current investment approach;

• the Realignment was being proposed as part of Janus Capital’s efforts to streamline its product line;

• Janus Capital’s belief that the Fund would benefit from Janus Capital’s operational efficiencies resulting from the merger of the Janus Fund into the Janus Research Fund and the Realignment, including a potentially more efficient and effective investment management approach providing the potential for a growing fund and improved performance after the Realignment;

• the costs of seeking approval of the Amended Advisory Agreement will be borne by Janus Capital;

• the costs incurred to reposition the Fund’s portfolio in connection with the Realignment;

• the potential tax consequences of any repositioning of the Fund’s portfolio as a result of the Merger; and any potential benefits of Janus Capital and its affiliates as a result of the Realignment.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

Janus Aspen Series	41

Janus Aspen Global Technology Portfolio

Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

42	DECEMBER 31, 2016

Janus Aspen Global Technology Portfolio

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

Janus Aspen Series	43

Janus Aspen Global Technology Portfolio

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2016:

Capital Gain Distributions	$8,795,467
Dividends Received Deduction Percentage	100%

44	DECEMBER 31, 2016

Janus Aspen Global Technology Portfolio

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

Janus Aspen Series	45

Janus Aspen Global Technology Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

46	DECEMBER 31, 2016

Janus Aspen Global Technology Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Aspen Series	47

Janus Aspen Global Technology Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging
Growth and Equity Fund I (early stage venture capital
fund) (since 2014) and Managing Trustee of National
Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

48	DECEMBER 31, 2016

Janus Aspen Global Technology Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Aspen Series	49

Janus Aspen Global Technology Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

50	DECEMBER 31, 2016

Janus Aspen Global Technology Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Aspen Series	51

Janus Aspen Global Technology Portfolio

Trustees and Officers (unaudited)

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Denny Fish 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Aspen Global Technology Portfolio	1/16-Present	Portfolio Manager for other Janus accounts and Analyst for Janus Capital. Formerly, Investment Analyst and Co-Portfolio Manager at RS Investments (2014-2015).
Brinton Johns 151 Detroit Street Denver, CO 80206 DOB: 1973	Executive Vice President and Co-Portfolio Manager Janus Aspen Global Technology Portfolio	1/14-Present	Portfolio Manager for other Janus accounts and Analyst for Janus Capital.
J. Bradley Slingerlend 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Aspen Global Technology Portfolio	5/11-Present	Portfolio Manager for other Janus accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

52	DECEMBER 31, 2016

Janus Aspen Global Technology Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series	53

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7539				109-02-81119 02-17

ANNUAL REPORT December 31, 2016

Janus Aspen Global Unconstrained Bond Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Aspen Global Unconstrained Bond Portfolio

Janus Aspen Global Unconstrained Bond Portfolio (unaudited)

PORTFOLIO SNAPSHOT

This “unconstrained” Portfolio has the flexibility to invest across global fixed income markets and is not managed to be compared to any specific index. The Portfolio has significant latitude to act on high-conviction ideas and seeks to achieve positive absolute returns in a variety of market environments.

PERFORMANCE OVERVIEW

For the 12-month period ending December 31, 2016, the Janus Aspen Global Unconstrained Bond Portfolio Institutional Shares and Service Shares returned 4.78% and 4.61%, respectively, compared with 0.66% for its primary benchmark, the 3-Month USD London Interbank Offered Rate (LIBOR).

MARKET ENVIRONMENT

The period began with renewed concerns about global economic growth, especially with regard to China. Equities markets sold off and crude oil prices reached multi-year lows. As growth concerns lingered for much of the first half of the year, the Federal Reserve (Fed) in no hurry to deliver another interest rate hike and markets jolted by the UK’s decision to exit the European Union, the yield on the 10-Year U.S. Treasury slid from 2.27% at the beginning of the period to as low as 1.38% in July.

By late summer, Treasury yields were on the rise as Fed officials telegraphed their desire to take a step toward normalizing interest rates. This contrasted with other developed market central banks, which still were in full expansionary mode to support their fragile economies. The prospects for improving global growth – and risk assets – got a boost late in the year with the election of Donald Trump to the U.S. presidency. Investors anticipated that the new administration would champion a pro-growth agenda comprised of tax reform, a rollback in regulations and the potential for large-scale infrastructure spending. In the wake of the election’s results, spreads on investment-grade corporate bonds narrowed to as low as 123 basis points (bps) after having ascended to 215 bps in January. The narrowing of spreads on high-yield corporate credits was even more pronounced, falling from a 2016 peak of 839 bps to 409 bps by the end of the period. Equities rallied as well, with several U.S. benchmarks achieving record highs in December.

The prospects of diverging monetary policy and growth trajectories sent major foreign currencies reeling against the U.S. dollar over the latter part of the year. In advanced economies, the British pound was particularly weak, owing also to the results of the Brexit referendum. In emerging markets, the Turkish lira and Mexican peso lost the most ground to the dollar, while the previously hard-hit Russian ruble and Brazilian real gained on the greenback due, in part, to stabilizing crude oil prices. The latter development was reinforced by OPEC’s late-year announcement to curtail production.

PERFORMANCE DISCUSSION

The Portfolio outperformed its benchmark, the 3-Month USD LIBOR for the 12-month period. The strategy seeks to provide long-term positive returns and preserve capital through various market environments by managing portfolio duration, credit risk and volatility. The Portfolio seeks to limit potential downside and avoid areas of the market where we see disproportionate risk.

The core of the portfolio is comprised of shorter-duration, cash-based fixed income securities. We believe that higher-yielding corporate credits with durations under three years represent an attractive source of income that is often overlooked by the market. Given the tightening of credit spreads during the period, our positioning in corporate credit contributed to performance.

Complementing the Portfolio’s cash-based core, we employ a series of strategies we refer to as Structural Alpha, which are designed to generate excess returns by judiciously utilizing instruments, including options, futures, swaps and other derivatives. Many of these same instruments are also employed with the aim of lowering volatility’s impact across a range of asset classes. During the period, the Portfolio sold interest rate volatility using options strategies, with the expectation that rates would stay within a particular range. The relative stability in rates for much of the year enabled this strategy to generate positive returns. In the wake of the post-election risk-on environment, our positioning against falling rates continued to generate positive returns. However, the

Janus Aspen Series	1

Janus Aspen Global Unconstrained Bond Portfolio (unaudited)

Portfolio’s positioning against rising rates resulted in a loss, given the aggressive sell-off that occurred during the latter part of the period. Still, those losses were not sufficient to negate the returns reaped over the period as a whole.

Another method through which we seek to harvest excess returns is by capitalizing on potential merger arbitrage opportunities within equities markets. Given the wave of consolidation occurring globally, the Portfolio was able to generate positive returns by gaining exposure to multiple announced transactions.

Losses during the period were largely attributable to duration positioning. This was especially pronounced during the fourth quarter when interest rates sold off aggressively. Consequently, segments of the portfolio with duration incurred losses.

Earlier in the year, the Portfolio’s positioning in securitized debt, particularly interest-only mortgage-backed securities detracted from performance.

The Portfolio often hedges segments of its core bond allocation using derivatives. As high-yield credit spreads significantly narrowed during the fourth quarter, these hedges ultimately resulted in a loss.

DERIVATIVES

The Portfolio makes extensive use of derivatives as a component of its Structural Alpha strategy. These derivatives are utilized with the aim of generating returns in addition to those attributed to our core fixed income allocation. Management has discretion to tactically use each of these derivatives to access trades and as hedging instruments. During the period, the Portfolio used options, futures, options on futures, credit default swaps (CDS), other swaps and forward exchange contracts. Options and futures, in part, are utilized as part of a strategy to capture yield by selling volatility across a range of asset classes. CDS are used as a strategy to generate yield by selling default protection on an underlying asset. Forward exchange contracts are used, in part, to hedge our currency exposure and as a strategy for capitalizing on potential dislocations in the foreign currency market. For the period, the derivatives impact on performance was positive.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Thank you for your investment in the Janus Aspen Global Unconstrained Bond Portfolio.

2	DECEMBER 31, 2016

Janus Aspen Global Unconstrained Bond Portfolio (unaudited)

Portfolio At A Glance

December 31, 2016

Portfolio Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Institutional Shares	-3.50%	1.10%
Service Shares	-3.80%	0.86%
Weighted Average Maturity		3.5 Years
Average Effective Duration**		0.1 Years
* Yield will fluctuate.
** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AA	4.3%
A	11.4%
BBB	31.8%
BB	14.8%
B	7.1%
CCC	0.4%
D	2.6%
Not Rated	5.7%
Other	21.9%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	54.4%
Commercial Paper	23.4%
Asset-Backed/Commercial Mortgage-Backed Securities	8.5%
Foreign Government Bonds	6.2%
Common Stocks	2.9%
Investment Companies	2.7%
Inflation-Indexed Bonds	2.3%
Other	(0.4)%
100.0%

Emerging markets comprised 12.2% of total net assets.

Janus Aspen Series	3

Janus Aspen Global Unconstrained Bond Portfolio (unaudited)

Performance

See important disclosures on the next page.

			Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016			per the May 1, 2016 prospectuses
	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Institutional Shares	4.78%	0.54%	3.82%	0.75%
Service Shares	4.61%	0.35%	4.06%	0.99%
3-Month USD LIBOR	0.66%	0.45%
Morningstar Quartile - Institutional Shares	2nd	4th
Morningstar Ranking - based on total returns for Nontraditional Bond Funds	167/363	254/332

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2017.

The expense ratios shown reflect estimated annualized expenses that the Janus Aspen Global Unconstrained Bond Subsidiary, Ltd. (the “Subsidiary”) expects to incur. As of December 31, 2016, the Subsidiary has not commenced operations.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, portfolio holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. As interest rates rise, bond prices usually fall, and vice versa. High-yield bonds, or “junk” bonds, involve a greater risk of default and price volatility. Foreign securities, including sovereign debt, are subject to currency fluctuations, political and economic uncertainty, increased volatility and lower liquidity, all of which are magnified in emerging markets.

Derivatives involve risks in addition to the risks of the underlying securities, including gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. Short sales are speculative transactions with potentially unlimited losses, and the use of leverage can magnify the effect of losses. No investment strategy can ensure a profit or eliminate the risk of loss.

4	DECEMBER 31, 2016

Janus Aspen Global Unconstrained Bond Portfolio (unaudited)

Performance

Performance was positively impacted by investments in initial public offerings (IPOs). There is no guarantee this level of performance will be repeated. The prices of IPO securities may fluctuate more than prices of equity securities of companies with longer trading histories. Investing in IPOs entails special risks, including limited operating history of companies, limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and high portfolio turnover.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns shown do not represent actual returns since they do not include insurance charges. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Until the earlier of three years from inception or the Portfolio’s assets meeting the first fee breakpoint, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio's holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

Effective July 28, 2016, Bill Gross is sole Portfolio Manager of the Portfolio.

*The Portfolio’s inception date – January 29, 2015

Janus Aspen Series	5

Janus Aspen Global Unconstrained Bond Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Institutional Shares	$1,000.00	$1,015.00	$4.05	$1,000.00	$1,021.11	$4.06	0.80%
Service Shares	$1,000.00	$1,015.40	$5.32	$1,000.00	$1,019.86	$5.33	1.05%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2016

Janus Aspen Global Unconstrained Bond Portfolio

Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 8.5%
Banc of America Funding 2005-5 Trust, 5.5000%, 9/25/35	$2,314	$2,259
Banc of America Funding 2006-7 Trust, 6.0000%, 9/25/36†,‡	3,367	3,172
Credit Suisse First Boston Mortgage Securities Corp, 5.5000%, 12/25/34†	97,308	95,741
Fannie Mae REMICS, 5.2439%, 3/25/39‡,¤	156,372	17,690
Fannie Mae REMICS, 5.2939%, 5/25/39‡,¤	201,172	21,693
Fannie Mae REMICS, 5.7939%, 5/25/39‡,¤	325,091	36,880
Fannie Mae REMICS, 5.3939%, 3/25/40‡,¤	111,303	14,231
Fannie Mae REMICS, 5.7939%, 7/25/42‡,¤	66,655	12,890
Fannie Mae REMICS, 5.3939%, 11/25/42‡,¤	101,401	20,339
Fannie Mae REMICS, 5.3939%, 7/25/43‡,¤	127,544	19,518
Fannie Mae REMICS, 4.8439%, 5/25/45‡,¤	175,426	27,300
Freddie Mac REMICS, 5.3461%, 4/15/39‡,¤	117,468	12,340
Freddie Mac REMICS, 5.8461%, 3/15/41‡,¤	18,162	2,508
Freddie Mac REMICS, 5.8461%, 5/15/42‡,¤	38,757	7,391
Freddie Mac REMICS, 5.4461%, 12/15/44‡,¤	132,304	27,078
Government National Mortgage Association, 3.5000%, 12/20/39¤	118,490	8,696
Government National Mortgage Association, 5.8610%, 12/20/39‡,¤	60,191	7,437
Government National Mortgage Association, 4.9110%, 10/20/45‡,¤	65,219	10,797
MASTR Alternative Loan Trust 2004-6, 6.0000%, 7/25/34	25,010	24,522
Morgan Stanley Mortgage Loan Trust 2006-2, 5.7500%, 2/25/36	171,693	162,252
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $539,994)		534,734
Corporate Bonds – 54.4%
Banking – 9.9%
Ally Financial Inc, 5.5000%, 2/15/17†	58,000	58,218
Ally Financial Inc, 3.2500%, 9/29/17	15,000	15,094
Ally Financial Inc, 3.2500%, 2/13/18†	120,000	120,600
Ally Financial Inc, 3.6000%, 5/21/18	7,000	7,053
Ally Financial Inc, 8.0000%, 12/31/18†	25,000	27,281
American Express Bank FSB, 0.9639%, 6/12/17‡	16,000	15,995
American Express Credit Corp, 1.2117%, 6/5/17‡	44,000	44,034
Astoria Financial Corp, 5.0000%, 6/19/17	17,000	17,211
Bank of America Corp, 3.8750%, 3/22/17	20,000	20,113
Bank of America Corp, 1.4343%, 5/2/17†,‡	100,000	100,051
Bank of America Corp, 1.5401%, 8/25/17‡	11,000	11,014
Citigroup Inc, 1.4931%, 3/10/17‡	10,000	10,006
Citigroup Inc, 1.4059%, 5/1/17‡	11,000	11,008
Cooperatieve Rabobank UA, 3.3750%, 1/19/17	1,000	1,001
Deutsche Bank AG/London, 1.5121%, 2/13/17‡	24,000	23,994
Goldman Sachs Group Inc, 1.5862%, 5/22/17‡	9,000	9,015
Goldman Sachs Group Inc, 1.5667%, 6/5/17‡	3,000	3,005
JPMorgan Chase & Co, 1.4257%, 2/15/17‡	25,000	25,016
Morgan Stanley, 4.7500%, 3/22/17	4,000	4,030
Synovus Financial Corp, 5.1250%, 6/15/17	9,000	9,061
Toronto-Dominion Bank/NY, 1.1667%, 2/1/17‡	4,000	4,002
Wachovia Corp, 5.7500%, 6/15/17	22,000	22,419
Wells Fargo & Co, 1.2342%, 6/2/17‡	52,000	52,020
Zions Bancorporation, 4.5000%, 3/27/17	8,000	8,034
		619,275
Basic Industry – 0.1%
BHP Billiton Finance USA Ltd, 1.6250%, 2/24/17	7,000	7,005
Capital Goods – 2.5%
Caterpillar Financial Services Corp, 1.0817%, 3/3/17‡	7,000	7,001
CIT Group Inc, 5.0000%, 5/15/18 (144A)	53,000	53,663
CNH Industrial Capital LLC, 3.2500%, 2/1/17	2,000	2,000
Stanley Black & Decker Inc, 2.4510%, 11/17/18	38,000	38,318
Textron Inc, 5.6000%, 12/1/17	51,000	52,801
		153,783
Communications – 1.7%
AT&T Inc, 1.6000%, 2/15/17	3,000	3,001
AT&T Inc, 1.4182%, 3/30/17‡	10,000	10,006

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Aspen Global Unconstrained Bond Portfolio

Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Communications – (continued)
CenturyLink Inc, 6.0000%, 4/1/17	$20,000	$20,200
CenturyLink Inc, 5.1500%, 6/15/17†	2,000	2,030
Qwest Corp, 6.5000%, 6/1/17	47,000	47,855
Time Warner Cable LLC, 5.8500%, 5/1/17	7,000	7,099
Verizon Communications Inc, 1.3508%, 6/9/17‡	14,000	14,016
		104,207
Consumer Cyclical – 8.3%
Dillard's Inc, 6.6250%, 1/15/18†	5,000	5,210
Dillard's Inc, 7.1300%, 8/1/18	12,000	12,854
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
10.5000%, 7/1/19 (144A)	49,000	49,123
Ford Motor Credit Co LLC, 6.6250%, 8/15/17†	100,000	103,040
Ford Motor Credit Co LLC, 2.9430%, 1/8/19†	200,000	202,212
General Motors Financial Co Inc, 2.6250%, 7/10/17	21,000	21,113
General Motors Financial Co Inc, 4.7500%, 8/15/17†	84,000	85,591
Lennar Corp, 12.2500%, 6/1/17	2,000	2,085
Lennar Corp, 4.5000%, 11/15/19	12,000	12,465
Meritage Homes Corp, 4.5000%, 3/1/18	16,000	16,240
PACCAR Financial Corp, 1.1364%, 6/6/17‡	9,000	9,004
Wal-Mart Stores Inc, 5.5240%, 6/1/17Ç	4,000	4,063
		523,000
Consumer Non-Cyclical – 3.7%
Actavis Funding SCS, 1.8500%, 3/1/17†	106,000	106,103
Cargill Inc, 1.9000%, 3/1/17 (144A)	3,000	3,004
Constellation Brands Inc, 7.2500%, 5/15/17†	16,000	16,320
McKesson Corp, 5.7000%, 3/1/17	4,000	4,028
Tesco PLC, 5.5000%, 11/15/17 (144A)†	100,000	102,608
		232,063
Electric – 1.2%
Dominion Resources Inc/VA, 1.6000%, 8/15/19	16,000	15,749
Southern Power Co, 1.8500%, 12/1/17	27,000	27,070
TransAlta Corp, 1.9000%, 6/3/17	32,000	31,840
		74,659
Energy – 5.3%
Anadarko Holding Co, 7.0500%, 5/15/18	10,000	10,398
Boardwalk Pipelines LP, 5.5000%, 2/1/17	17,000	17,045
Boardwalk Pipelines LP, 5.2000%, 6/1/18	18,000	18,634
Canadian Natural Resources Ltd, 5.7000%, 5/15/17	8,000	8,119
FMC Technologies Inc, 2.0000%, 10/1/17	17,000	17,011
Kinder Morgan Inc/DE, 7.0000%, 6/15/17	19,000	19,441
Marathon Oil Corp, 6.0000%, 10/1/17	35,000	36,044
Marathon Oil Corp, 5.9000%, 3/15/18	3,000	3,132
Marathon Petroleum Corp, 2.7000%, 12/14/18	14,000	14,183
Murphy Oil Corp, 3.5000%, 12/1/17	54,000	54,270
Northwest Pipeline LLC, 5.9500%, 4/15/17	28,000	28,306
Panhandle Eastern Pipe Line Co LP, 7.0000%, 6/15/18	4,000	4,219
Plains All American Pipeline LP / PAA Finance Corp, 6.1250%, 1/15/17	2,000	2,002
Southern Natural Gas Co LLC, 5.9000%, 4/1/17 (144A)	16,000	16,166
Spectra Energy Capital LLC, 6.2000%, 4/15/18	19,000	19,860
Tennessee Gas Pipeline Co LLC, 7.5000%, 4/1/17†	53,000	53,682
Williams Partners LP / Williams Partners Finance Corp, 7.2500%, 2/1/17	9,000	9,035
		331,547
Finance Companies – 3.0%
Aircastle Ltd, 6.7500%, 4/15/17†	59,000	59,590
Aviation Capital Group Corp, 4.6250%, 1/31/18 (144A)†	47,000	48,351
CIT Group Inc, 4.2500%, 8/15/17†	60,000	60,750
International Lease Finance Corp, 8.7500%, 3/15/17	20,000	20,275
		188,966

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2016

Janus Aspen Global Unconstrained Bond Portfolio

Schedule of Investments

December 31, 2016

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Financial Institutions – 4.9%
Icahn Enterprises LP / Icahn Enterprises Finance Corp, 3.5000%, 3/15/17†	$109,000		$109,204
LeasePlan Corp NV, 2.8750%, 1/22/19 (144A)†	200,000		199,866
			309,070
Insurance – 1.3%
Aetna Inc, 1.6008%, 12/8/17†,‡	83,000		83,286
Owned No Guarantee – 3.6%
ICBCIL Finance Co Ltd, 2.6000%, 11/13/18 (144A)†	200,000		200,136
Petroleos Mexicanos, 5.5000%, 2/4/19 (144A)	25,000		25,897
			226,033
Real Estate Investment Trusts (REITs) – 3.4%
Highwoods Realty LP, 5.8500%, 3/15/17†	210,000		211,775
Technology – 5.2%
EMC Corp, 1.8750%, 6/1/18†	242,000		239,281
Fidelity National Information Services Inc, 2.8500%, 10/15/18†	52,000		52,894
Jabil Circuit Inc, 8.2500%, 3/15/18	12,000		12,853
Juniper Networks Inc, 3.1250%, 2/26/19	19,000		19,299
			324,327
Transportation – 0.3%
Ryder System Inc, 2.5000%, 3/1/17	11,000		11,012
UAL 2009-2A Pass Through Trust, 9.7500%, 1/15/17	4,677		4,692
US Airways 2010-1 Class B Pass Through Trust, 8.5000%, 4/22/17	1,346		1,377
			17,081
Total Corporate Bonds (cost $3,396,465)			3,406,077
Foreign Government Bonds – 6.2%
Argentine Republic Government International Bond, 8.7500%, 6/2/17	69,000		71,415
Argentine Republic Government International Bond, 6.2500%, 4/22/19 (144A)	150,000		160,125
Provincia de Buenos Aires/Argentina, 5.7500%, 6/15/19 (144A)	150,000		156,405
Total Foreign Government Bonds (cost $370,449)			387,945
Inflation-Indexed Bonds – 2.3%
Mexican Udibonos, 4.5000%, 12/4/25 (cost $165,686)	2,690,630	MXN	146,976
Common Stocks – 2.9%
Chemicals – 1.1%
Valspar Corp†	662		68,590
Food & Staples Retailing – 0.3%
Rite Aid Corp*	2,495		20,559
Food Products – 0.3%
WhiteWave Foods Co*,†	359		19,960
Health Care Equipment & Supplies – 0.4%
St Jude Medical Inc†	322		25,821
Health Care Providers & Services – 0.1%
Team Health Holdings Inc*	91		3,954
Household Durables – 0.1%
WCI Communities Inc*	224		5,253
Insurance – 0.4%
Fidelity & Guaranty Life†	1,078		25,549
Mortgage Real Estate Investment Trusts (REITs) – 0.2%
AGNC Investment Corp	475		8,612
Annaly Capital Management Inc	383		3,819
			12,431
Semiconductor & Semiconductor Equipment – 0%
Trina Solar Ltd (ADR)*	111		1,032
Total Common Stocks (cost $185,580)			183,149
Investment Companies – 2.7%
Closed-End Funds – 1.4%
Cohen & Steers Closed-End Opportunity Fund Inc	460		5,382
Cohen & Steers REIT and Preferred Income Fund Inc	477		9,116
Duff & Phelps Global Utility Income Fund Inc	468		7,245
Eaton Vance Limited Duration Income Fund	130		1,784

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Aspen Global Unconstrained Bond Portfolio

Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Investment Companies – (continued)
Closed-End Funds – (continued)
First Trust Intermediate Duration Preferred & Income Fund	362	$8,214
Nuveen Build America Bond Fund	1,304	26,902
Nuveen Build America Bond Opportunity Fund	922	19,297
Nuveen Preferred Income Opportunities Fund	361	3,552
Nuveen Preferred Securities Income Fund	311	2,895
		84,387
Exchange-Traded Funds (ETFs) – 1.3%
iShares US Preferred Stock	2,199	81,825
Total Investment Companies (cost $173,337)		166,212
Commercial Paper – 23.4%
Abbey National Treasury Services PLC/Stamford CT, 0%, 4/24/17◊	$250,000	249,201
Duke Energy Corp, 0%, 1/24/17 (144A)◊	250,000	249,843
Ford Motor Credit Co LLC, 0%, 1/18/17 (144A)◊	100,000	99,955
Ford Motor Credit Co LLC, 0%, 2/1/17 (144A)◊	130,000	129,888
Ford Motor Credit Co LLC, 0%, 2/2/17 (144A)◊	100,000	99,911
Ford Motor Credit Co LLC, 0%, 4/3/17 (144A)◊	100,000	99,675
Province of British Columbia Canada, 0%, 3/21/17◊	285,000	284,398
Sumitomo Mitsui Banking Corp, 0%, 1/17/17 (144A)◊	250,000	249,925
Total Commercial Paper (cost $1,462,548)		1,462,796
Total Investments (total cost $6,294,059) – 100.4%		6,287,889
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(27,727)
Net Assets – 100%		$6,260,162

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$4,613,145	73.4%
Argentina	387,945	6.2
Canada	328,359	5.2
Japan	249,925	4.0
China	201,168	3.2
Netherlands	200,867	3.2
Mexico	172,873	2.7
United Kingdom	102,608	1.6
Germany	23,994	0.4
Australia	7,005	0.1

Total	$6,287,889	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.:
Japanese Yen	1/17/17	9,800,000	$83,934	$1,142
Mexican Peso	1/26/17	2,995,000	143,968	(505)
Total			$227,902	$637

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2016

Janus Aspen Global Unconstrained Bond Portfolio

Schedule of Investments

December 31, 2016

Schedule of Futures
Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Sold:
Euro-Bund	2	3/17	$(3,446)	$947

Schedule of Exchange-Traded Written Options
Description	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value
Written Call Options:
10-Year US Treasury Note Future	2	$125.00	1/17	$402	$(317)	$(719)
5-Year US Treasury Note Future	6	118.50	1/17	2,005	1,349	(656)
	8			2,407	1,032	(1,375)
Written Put Options:
10-Year US Treasury Note Future	2	121.00	1/17	355	261	(94)
10-Year US Treasury Note Future	1	122.00	1/17	154	45	(109)
CME E-mini S&P 500 European Future	2	2,130.00	1/17	260	(120)	(380)
CME E-mini S&P 500 European Future	1	2,140.00	1/17	148	(72)	(220)
CME E-mini S&P 500 European Future	1	2,150.00	1/17	217	(33)	(250)
CME E-mini S&P 500 European Future	2	2,170.00	1/17	596	(104)	(700)
Gold Future	3	1,060.00	1/17	786	546	(240)
Gold Future	1	1,070.00	1/17	321	211	(110)
Gold Future	2	1,080.00	1/17	568	268	(300)
Gold Future	2	1,090.00	1/17	460	40	(420)
	17			3,865	1,042	(2,823)
Total	25			$6,272	$2,074	$(4,198)

Schedule of Exchange-Traded Written Options with Variation Margin
Description	Number of Contracts	Exercise Price		Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Written Call Options:
Euro-Bund Future	1	165.00	EUR	1/17	$(304)	$189

Schedule of OTC Written Credit Default Swaptions
						Unrealized	Swaptions
Counterparty/		Fixed	Expiration	Notional	Premiums	Appreciation/	Written,
Reference Asset	Description	Rate	Date	Amount	Received	(Depreciation)	at Value

Written Call Swaptions - Buy Protection:
JPMorgan Chase & Co.:
CDX NA.HY.S27	Credit Default Swap maturing 12/20/21	5.00%	2/15/17	$634,000	$1,014	$38	$(976)
Written Put Swaptions - Sell Protection:
JPMorgan Chase & Co.:
CDX NA.HY.S27	Credit Default Swap maturing 12/20/21	5.00	2/15/17	317,000	1,205	179	(1,026)

Total					$2,219	$217	$(2,002)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Aspen Global Unconstrained Bond Portfolio

Schedule of Investments

December 31, 2016

Schedule of Centrally Cleared Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/ (Liability)
Pay	Mexico Interbank TIIE 28 Day	7.1400%	2/18/26	3,284,000	MXN	$ 750	$ (6,571)	$ 108
Pay	Mexico Interbank TIIE 28 Day	6.8600	6/19/26	3,028,000	MXN	750	(7,401)	94
Total						$ 1,500	$(13,972)	$ 202

Schedule of OTC Interest Rate Swaps
Outstanding
Counterparty/					Unrealized	Swap Contracts,
Pay/Receive	Floating	Fixed	Maturity	Notional	Appreciation/	at Value
Floating Rate	Rate	Rate	Date	Amount	(Depreciation)	Asset/(Liability)

Goldman Sachs International:

Receive	CPI Urban Consumers NSA	1.6625%	3/31/21	$379,000	$$9,489	$9,489

Schedule of Centrally Cleared Credit Default Swaps - Buy Protection
Reference Asset	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
CDX.NA.HY.26	5.00%	6/20/21	$(422,000)	$(20,806)	$(9,294)	$(311)

Schedule of OTC Credit Default Swaps - Sell Protection(1)
							Outstanding
Counterparty/	S&P				Premiums	Unrealized	Swap Contracts,
Reference Asset Type/	Credit	Fixed	Maturity	Notional	Paid/	Appreciation/	at Value
Reference Asset	Rating	Rate	Date	Amount(2)	(Received)	(Depreciation)	Asset/(Liability)

BNP Paribas:
Foreign Government Bonds
People's Republic of China	AA-	1.00%	3/20/20	$500,000	$1,824	$1,573	$3,397
Citigroup Global Markets:
Credit Default Swap Index
MCDX.NA.24(3)	N/A	1.00	6/20/20	59,000	137	921	1,058
Foreign Government Bonds
People's Republic of China	AA-	1.00	3/20/20	250,000	1,918	(220)	1,698
United Mexican States	BBB+	1.00	12/20/17	308,000	1,246	397	1,643
United Mexican States	BBB+	1.00	12/20/17	4,000	15	6	21
Goldman Sachs International:
Corporate Bonds
Berkshire Hathaway Inc	AA	1.00	3/20/20	250,000	5,119	(1,474)	3,645
Berkshire Hathaway Inc	AA	1.00	3/20/20	42,000	855	(243)	612
Foreign Corporate Bonds
Kingdom of Spain	BBB+	1.00	3/20/17	120,000	1,288	(1,031)	257

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2016

Janus Aspen Global Unconstrained Bond Portfolio

Schedule of Investments

December 31, 2016

							Outstanding
Counterparty/	S&P				Premiums	Unrealized	Swap Contracts,
Reference Asset Type/	Credit	Fixed	Maturity	Notional	Paid/	Appreciation/	at Value
Reference Asset	Rating	Rate	Date	Amount(2)	(Received)	(Depreciation)	Asset/(Liability)
Foreign Government Bonds
Republic of Indonesia	BB+	1.00	3/20/20	250,000	(4,339)	4,172	(167)
Republic of Italy	Not Rated	1.00	3/20/17	120,000	1,238	(1,096)	142
Morgan Stanley:
Corporate Bonds
Berkshire Hathaway Inc	AA	1.00	3/20/20	59,000	1,207	(347)	860

Total					$10,508	$2,658	$13,166
(1)

If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2)

If a credit event occurs, the notional amount represents the maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection.

(3)

For those index credit default swaps entered into by the Portfolio to sell protection, “Outstanding Swap Contracts, at Value” serves as an indicator of the current status of payment and performance risk and represents the likelihood of an expected gain or loss should the notional amount of the swap be closed or sold at period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference asset’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Notes to Schedule of Investments and Other Information

London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).
S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2016 is $1,944,541, which represents 31.1% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2016, is $2,402,491.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of December 31, 2016.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2016. Unless otherwise indicated, all information in the table is for the year ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/15	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Liquidity Fund LLC	748,000	10,361,898	(11,109,898)	—	$—	$1,893	$—

14	DECEMBER 31, 2016

Janus Aspen Global Unconstrained Bond Portfolio

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$534,734	$-
Corporate Bonds	-	3,406,077	-
Foreign Government Bonds	-	387,945	-
Inflation-Indexed Bonds	-	146,976	-
Common Stocks	183,149	-	-
Investment Companies	166,212	-	-
Commercial Paper	-	1,462,796	-
Total Investments in Securities	$349,361	$5,938,528	$-
Other Financial Instruments(a):
Forward Currency Contracts	-	1,142	-
Outstanding Swap Contracts, at Value	-	22,822	-
Variation Margin Receivable	947	391	-
Total Assets	$350,308	$5,962,883	$-
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$505	$-
Options Written, at Value	-	4,198	-
Outstanding Swap Contracts, at Value	-	167	-
Swaptions Written, at Value	-	2,002	-
Variation Margin Payable	-	311	-
Total Liabilities	$-	$7,183	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

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Janus Aspen Global Unconstrained Bond Portfolio

Statement of Assets and Liabilities

December 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$6,294,059
Investments, at value	6,287,889
Restricted cash (Note 1)	38,800
Forward currency contracts	1,142
Cash denominated in foreign currency(1)	83,861
Outstanding swap contracts, at value(2)	22,822
Variation margin receivable	1,338
Non-interested Trustees' deferred compensation	116
Receivables:
Interest	43,489
Due from adviser	26,540
Portfolio shares sold	23,286
Dividends	259
Other assets	114
Total Assets	6,529,656
Liabilities:
Due to custodian	203,984
Forward currency contracts	505
Options written, at value(3)	4,198
Swaptions written, at value(4)	2,002
Outstanding swap contracts, at value(5)	167
Variation margin payable	311
Payables:	—
Professional fees	35,917
Advisory fees	3,867
Printing fees	2,585
Custodian fees	1,464
12b-1 Distribution and shareholder servicing fees	1,260
Transfer agent fees and expenses	489
Non-interested Trustees' deferred compensation fees	116
Portfolio administration fees	57
Non-interested Trustees' fees and expenses	55
Portfolio shares repurchased	33
Accrued expenses and other payables	12,484
Total Liabilities	269,494
Net Assets	$6,260,162

See Notes to Financial Statements.

16	DECEMBER 31, 2016

Janus Aspen Global Unconstrained Bond Portfolio

Statement of Assets and Liabilities

December 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,404,896
Undistributed net investment income/(loss)	8,200
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(134,823)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(18,111)
Total Net Assets	$6,260,162
Net Assets - Institutional Shares	$1,010,847
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	104,379
Net Asset Value Per Share	$9.68
Net Assets - Service Shares	$5,249,315
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	541,431
Net Asset Value Per Share	$9.70

(1) Includes cost of $85,114. (2) Premiums paid $14,847. (3) Premiums received $6,272. (4) Premiums received $2,219. (5) Premiums received $4,339.

See Notes to Financial Statements.

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Statement of Operations

For the year ended December 31, 2016

Investment Income:
Interest	$166,300
Dividends	23,157
Dividends from affiliates	1,893
Other income	618
Foreign tax withheld	(21)
Total Investment Income	191,947
Expenses:
Advisory fees	40,415
12b-1Distribution and shareholder servicing fees:
Service Shares	13,079
Transfer agent administrative fees and expenses:
Institutional Shares	338
Service Shares	1,826
Other transfer agent fees and expenses:
Institutional Shares	137
Service Shares	646
Professional fees	100,316
Shareholder reports expense	53,444
Registration fees	48,815
Accounting systems fee	36,572
Custodian fees	9,186
Portfolio administration fees	565
Non-interested Trustees’ fees and expenses	113
Other expenses	1,838
Total Expenses	307,290
Less: Excess Expense Reimbursement	(244,339)
Net Expenses	62,951
Net Investment Income/(Loss)	128,996
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	108,319
Futures contracts	(59,380)
Swap contracts	(50,021)
Written options contracts	150,726
Written swaption contracts	57,547
Total Net Realized Gain/(Loss) on Investments	207,191
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	16,699
Futures contracts	(3,446)
Swap contracts	2,144
Written options contracts	(20,872)
Written swaption contracts	(51,142)
Total Change in Unrealized Net Appreciation/Depreciation	(56,617)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$279,570

See Notes to Financial Statements.

18	DECEMBER 31, 2016

Janus Aspen Global Unconstrained Bond Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2016	Period ended December 31, 2015(1)

Operations:
Net investment income/(loss)	$128,996	$40,504
Net realized gain/(loss) on investments	207,191	(264,215)
Change in unrealized net appreciation/depreciation	(56,617)	38,506
Net Increase/(Decrease) in Net Assets Resulting from Operations	279,570	(185,205)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Institutional Shares	(37,021)	(2,791)
Service Shares	(193,876)	(7,205)
Total Dividends from Net Investment Income	(230,897)	(9,996)
Return of Capital on Dividends from Net Investment Income
Institutional Shares	—	(2,421)
Service Shares	—	(6,248)
Total Return of Capital on Dividends from Net Investment Income	—	(8,669)
Net Decrease from Dividends and Distributions to Shareholders	(230,897)	(18,665)
Capital Share Transactions:
Institutional Shares	37,259	1,005,266
Service Shares	962,869	4,409,965
Net Increase/(Decrease) from Capital Share Transactions	1,000,128	5,415,231
Net Increase/(Decrease) in Net Assets	1,048,801	5,211,361
Net Assets:
Beginning of period	5,211,361	—
End of period	$6,260,162	$5,211,361

Undistributed Net Investment Income/(Loss)	$8,200	$(2,706)

(1) Period from January 29, 2015 (inception date) through December 31, 2015.

See Notes to Financial Statements.

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Financial Highlights

Institutional Shares
For a share outstanding during the year or period ended December 31	2016	2015(1)
Net Asset Value, Beginning of Period	$9.59	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.22	0.10
Net realized and unrealized gain/(loss)	0.24	(0.46)
Total from Investment Operations	0.46	(0.36)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.03)
Distributions (from capital gains)	—	—
Return of capital	—	(0.02)
Total Dividends and Distributions	(0.37)	(0.05)
Net Asset Value, End of Period	$9.68	$9.59
Total Return*	4.78%	(3.57)%
Net Assets, End of Period (in thousands)	$1,011	$964
Average Net Assets for the Period (in thousands)	$992	$976
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.67%	3.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.87%
Ratio of Net Investment Income/(Loss)	2.27%	1.08%
Portfolio Turnover Rate	182%	92%

Service Shares
For a share outstanding during the year or period ended December 31	2016	2015(1)
Net Asset Value, Beginning of Period	$9.59	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.20	0.08
Net realized and unrealized gain/(loss)	0.24	(0.46)
Total from Investment Operations	0.44	(0.38)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.02)
Distributions (from capital gains)	—	—
Return of capital	—	(0.01)
Total Dividends and Distributions	(0.33)	(0.03)
Net Asset Value, End of Period	$9.70	$9.59
Total Return*	4.61%	(3.76)%
Net Assets, End of Period (in thousands)	$5,249	$4,247
Average Net Assets for the Period (in thousands)	$5,234	$3,924
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.99%	4.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.11%
Ratio of Net Investment Income/(Loss)	2.03%	0.85%
Portfolio Turnover Rate	182%	92%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 29, 2015 (inception date) through December 31, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	DECEMBER 31, 2016

Janus Aspen Global Unconstrained Bond Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Aspen Global Unconstrained Bond Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio seeks to maximize total return, consistent with preservation of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

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Notes to Financial Statements

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

22	DECEMBER 31, 2016

Janus Aspen Global Unconstrained Bond Portfolio

Notes to Financial Statements

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of December 31, 2016, the Portfolio has restricted cash in the amount of $38,800. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2016 is discussed in further detail below.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in

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Janus Aspen Global Unconstrained Bond Portfolio

Notes to Financial Statements

the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

24	DECEMBER 31, 2016

Janus Aspen Global Unconstrained Bond Portfolio

Notes to Financial Statements

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Portfolio entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

During the year, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

During the year ended December 31, 2016, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $45,931 and $353,580, respectively.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Portfolio purchased commodity futures to increase exposure to commodity risk.

During the year, the Portfolio sold commodity futures to decrease exposure to commodity risk.

During the year, the Portfolio purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Portfolio sold interest rate futures to decrease exposure to interest rate risk.

During the year, the Portfolio purchased futures on equity indices to increase exposure to equity risk.

During the year, the Portfolio sold futures on equity indices to decrease exposure to equity risk.

During the year, the Portfolio sold futures on currency indices to decrease exposure to currency risk.

During the year ended December 31, 2016, the average ending monthly market value amounts on purchased and sold futures contracts are $58,107 and $795,988, respectively.

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Notes to Financial Statements

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Portfolio may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

The Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Portfolio may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Portfolio purchased call options on various equity indices for the purpose of increasing exposure to broad equity risk.

During the year, the Portfolio purchased put options on various equity securities for the purpose of decreasing exposure to individual equity risk.

During the year, the Portfolio purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

During the year, the Portfolio purchased call options on foreign exchange rates vs. the U.S. dollar in order to increase foreign currency exposure and reduce U.S. dollar exposure where increasing this exposure via the options market was most attractive.

During the year, the Portfolio purchased call options on commodity futures for the purpose of hedging exposure to commodity risk and/or generating income.

During the year ended December 31, 2016, the average ending monthly market value amounts on purchased call and put options are $0 and $734, respectively. There were no purchased options held at December 31, 2016.

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In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

During the year, the Portfolio wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

During the year, the Portfolio wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

During the year, the Portfolio wrote call options on bond futures in order to reduce interest rate risk where reducing this exposure via other markets such as the cash bond market was less attractive.

During the year, the Portfolio wrote put options on bond futures in order to increase interest rate risk where increasing this exposure via other markets such as the cash bond market was less attractive.

During the year, the Portfolio wrote call options on various equity index futures for the purpose of decreasing exposure to broad equity risk and/or generating carry.

During the year, the Portfolio wrote put options on various equity index futures for the purpose of increasing exposure to broad equity risk and/or generating carry.

During the year, the Portfolio wrote call options on foreign exchange rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

During the year, the Portfolio wrote put options on foreign exchange rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

During the year, the Portfolio wrote call options on commodity futures for the purpose of decreasing exposure to commodity risk and/or generating income.

During the year, the Portfolio wrote put options on commodity futures for the purpose of increasing exposure to commodity risk and/or generating income.

During the year ended December 31, 2016, the average ending monthly market value amounts on written call and put options are $4,530 and $3,772, respectively.

Written option activity for the year ended December 31, 2016 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at December 31, 2015	158,042	$ 20,907
Options written	485,481	201,365
Options closed	(316,405)	(52,224)
Options expired	(327,042)	(153,778)
Options exercised	(50)	(9,998)
Options outstanding at December 31, 2016	26	$ 6,272

Options on Swap Contracts (Swaptions)

The Portfolio may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

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Swaptions can be used for a variety of purposes, including to manage the Portfolio’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Portfolio's exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Portfolio may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Portfolio to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Portfolio as interest rates rise and/or implied interest rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Portfolio to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Portfolio as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if exercised by the purchaser, allow the Portfolio to buy credit protection through credit default swaps. Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Portfolio as the likelihood of a credit event on the reference asset(s) increases. Credit default written payer swaptions, if exercised by the purchaser, allow the Portfolio to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Portfolio as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments (if applicable). Swaptions written are reported as a liability on the Statement of Assets and Liabilities as “Swaptions written, at value” (if applicable).

During the year, the Portfolio sold interest rate receiver swaptions (call) in order to gain interest rate volatility exposure and to reduce interest rate exposure.

During the year, the Portfolio sold interest rate payer swaptions (put) in order to gain interest rate volatility exposure and to also gain interest rate exposure.

During the year, the Portfolio sold credit default receiver swaptions (call) in order to gain credit market volatility exposure and to reduce credit exposure.

During the year, the Portfolio sold credit default payer swaptions (put) in order to gain credit market volatility exposure and to gain credit exposure.

During the year ended December 31, 2016, the average ending monthly market value amounts on written call and put swaptions are $10,470 and $3,175, respectively.

Written swaption activity for the year ended December 31, 2016 is indicated in the table below:

	Notional Amount	Premiums Received
Swaptions outstanding at December 31, 2015	14,116,000	$81,464
Swaptions written	26,500,000	131,141
Swaptions closed	(11,097,000)	(95,173)
Swaptions expired	(24,122,000)	(102,997)
Swaptions exercised	(4,446,000)	(12,216)
Swaptions outstanding at December 31, 2016	951,000	$2,219

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the

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amounts of payments due to and from the Portfolio. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return.

Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Portfolio to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Portfolio will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Portfolio may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Portfolio may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Portfolio’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Portfolio’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Portfolio’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty.

The Portfolio may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Portfolio had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Portfolio will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Portfolio may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Portfolio, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Portfolio.

As a buyer of credit protection, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Portfolio as buyer would pay to the counterparty a

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periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and potentially received no benefit from the contract.

If the Portfolio is the seller of credit protection against a particular security, the Portfolio would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Portfolio would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Portfolio may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Portfolio’s total return. Single-name CDS enable the Portfolio to buy or sell protection against a credit event of a specific issuer. When the Portfolio buys a single-name CDS, the Portfolio will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Portfolio to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Portfolio.

The Portfolio may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Portfolio holds a long position in a CDX, the Portfolio would indirectly bear its proportionate share of any expenses paid by a CDX. A Portfolio holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Portfolio could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.

During the year, the Portfolio purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the year, the Portfolio sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the year ended December 31, 2016, the average ending monthly market value amounts on credit default swaps which are long and short the reference asset are $7,587 and $(6,748), respectively.

The Portfolio’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations.

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Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

During the year, the Portfolio entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Portfolio benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

During the year, the Portfolio entered into an inflation swap paying a fixed interest rate and receiving a floating rate linked to an inflation index; i.e. actual realized inflation, in order to increase the Portfolio's exposure to inflation. With higher inflation, the Portfolio benefits by receiving a higher floating rate, while paying a fixed rate that has not increased.

During the year ended December 31, 2016, the average ending monthly market value amounts on interest rate swaps which are long the reference asset is $1,641.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2016

	Commodity Contracts	Credit Contracts		Currency Contracts	Equity Contracts	Interest Rate Contracts		Total
Asset Derivatives:
Forward currency contracts	$ -	$ -		$ 1,142	$ -	$ -		$ 1,142
Outstanding swap contracts, at value	-	13,333		-	-	9,489		22,822
Variation margin receivable	-	-		-	-	1,338	(a)	1,338

Total Asset Derivatives	$ -	$ 13,333		$ 1,142	$ -	$ 10,827		$25,302

Liability Derivatives:
Forward currency contracts	$ -	$ -		$ 505	$ -	$ -		$ 505
Options written, at value	1,070	-		-	1,550	1,578		4,198
Swaptions written, at value	-	2,002		-	-	-		2,002
Outstanding swap contracts, at value	-	167		-	-	-		167
Variation margin payable	-	311	(b)	-	-	-		311

Total Liability Derivatives	$ 1,070	$ 2,480		$ 505	$ 1,550	$ 1,578		$ 7,183
(a)	Amounts relate to variation margin for futures, written options, and centrally cleared swaps.
(b)	Amounts relate to variation margin for centrally cleared swaps.
(c) Amounts relate to purchased options.

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The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Commodity Contracts		Credit Contracts	Currency Contracts		Equity Contracts		Interest Rate Contracts	Total
Futures contracts	$ (827)		$ -	$ 3,191		$(10,876)		$ (50,868)	$ (59,380)
Investments and foreign currency transactions	5,717	(a)	-	75,899	(b)	1,712	(a)	-	83,328
Swap contracts	-		(53,514)	-		-		3,493	(50,021)
Written options contracts	13,889		-	(2,491)		13,742		125,586	150,726
Written swaption contracts	-		16,072	-		-		41,475	57,547

Total	$ 18,779		$(37,442)	$ 76,599		$ 4,578		$ 119,686	$182,200

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Commodity Contracts		Credit Contracts	Currency Contracts		Equity Contracts		Interest Rate Contracts	Total
Futures contracts	$ -		$ -	$ -		$ -		$ (3,446)	$ (3,446)
Investments, foreign currency translations and non-interested Trustees' deferred compensation	-		-	637	(c)	-		-	637
Swap contracts	-		7,647	-		-		(5,503)	2,144
Written options contracts	1,065		-	(690)		(951)		(20,296)	(20,872)
Written swaption contracts	-		(4,771)	-		-		(46,371)	(51,142)

Total	$ 1,065		$ 2,876	$ (53)		$ (951)		$ (75,616)	$ (72,679)
(a) Amounts relate to purchased options.
(b)	Amounts relate to forward currency contracts and purchased options.
(c)	Amounts relate to forward currency contracts.
(d) Amounts relate to purchased options.

Please see the “Net Realized Gain/(Loss) on Investments” and “Change in Unrealized Net Appreciation/Depreciation” sections of the Portfolio’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

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Notes to Financial Statements

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may

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be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Exchange-Traded Funds

The Portfolio may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Portfolio invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Portfolio may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Portfolio may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk. The Portfolio is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Inflation-Linked Securities

The Portfolio may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Portfolio.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

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Notes to Financial Statements

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of December 31, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Portfolio’s Schedule of Investments.

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Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$3,397	$—	$—	$3,397
Citigroup Global Markets	4,420	—	—	4,420
Goldman Sachs International	14,145	(167)	—	13,978
JPMorgan Chase & Co.	1,142	(1,142)	—	—
Morgan Stanley	860	—	—	860

Total	$23,964	$(1,309)	$—	$22,655
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs International	$167	$(167)	$—	$—
JPMorgan Chase & Co.	2,507	(1,142)	—	1,365

Total	$2,674	$(1,309)	$—	$1,365
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Portfolio does not exchange collateral on its forward currency contracts with its counterparties; however, the Portfolio may segregate cash or high-grade securities in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets, if with the Portfolio’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Portfolio may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on

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expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Portfolio may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $1 Billion	0.65
Next $2 Billion	0.62
Over $3 Billion	0.60

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Kapstream Capital Pty Limited (Australia) ("Kapstream"), pursuant to which certain employees of Kapstream serve also as employees or as "associated persons" of Janus Capital. In this capacity, employees of Kapstream are subject to the oversight and supervision of Janus Capital and provide portfolio management, research, and related services to the Portfolio on behalf of Janus Capital. The responsibilities of both Janus Capital and Kapstream under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.68% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waiver until at least May 1, 2017. The previous expense limit (until May 1, 2016) was 0.82% of the Portfolio's average daily net assets. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Effective May 1, 2016, Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services

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related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

For a period of three years subsequent to the Portfolio’s commencement of operations, or until the Portfolio’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Portfolio’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the year ended December 31, 2016, Janus Capital reimbursed the Portfolio $244,339 of fees and expenses that are eligible for recoupment. As of December 31, 2016, the aggregate amount of recoupment that may potentially be made to Janus Capital is $375,285. The recoupment of such reimbursements expires January 29, 2018.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Portfolio's Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $56,245 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2016. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $201,900 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles.

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The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

As of December 31, 2016, shares of the Portfolio were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Portfolio Owned
Institutional Shares	100%	16%
Service Shares	77	65

In addition, other shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2016, the Portfolio engaged in cross trades amounting to $24,400 in sales, resulting in a net realized loss of $277. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 10,851	$ -	$ (130,111)	$ -	$ -	$ (18,190)	$ (7,284)

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Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (81,706)	$ (48,405)	$ (130,111)

During the year ended December 31, 2016, capital loss carryovers of $85,039 were utilized by the Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in derivatives.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 6,295,173	$ 40,477	$ (47,761)	$ (7,284)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 230,897	$ -	$ -	$ -

For the period ended December 31, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 9,996	$ -	$ 8,669	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (1,526)	$ 112,807	$ (111,281)

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6. Capital Share Transactions

	Year ended December 31, 2016		Period ended December 31, 2015(1)
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	-	$ 238	100,000	$1,000,054
Reinvested dividends and distributions	3,829	37,021	550	5,212
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	3,829	$ 37,259	100,550	$1,005,266
Service Shares:
Shares sold	159,332	$1,555,369	441,703	$4,396,843
Reinvested dividends and distributions	20,028	193,876	1,421	13,453
Shares repurchased	(81,018)	(786,376)	(35)	(331)
Net Increase/(Decrease)	98,342	$ 962,869	443,089	$4,409,965
(1)	Period from January 29, 2015 (inception date) through December 31, 2015.

7. Purchases and Sales of Investment Securities

For the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$10,389,662	$ 9,877,546	$ 150,000	$ -

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Portfolio (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Portfolio. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain portfolios. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Portfolio (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Portfolio and Janus Capital and interim sub-advisory agreements between Janus Capital and the Portfolio’s subadviser, as applicable. In the event shareholders of the Portfolio do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Portfolio upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Portfolio approve the new

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Notes to Financial Statements

investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Portfolio’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Portfolio’s name will change to reflect “Janus Henderson” as part of the Portfolio’s name.

Shareholders and contract owners of record of the Portfolio as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Notes to Financial Statements

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Aspen Global Unconstrained Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Global Unconstrained Bond Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period January 29, 2015 (commencement of operations) through December 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 10, 2017

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Report of Independent Registered Public Accounting Firm

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS WITH JANUS CAPITAL AND JANUS CAPITAL AFFILIATES DURING THE PERIOD

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”) of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”) or Perkins Investment Management LLC (“Perkins”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s

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Additional Information (unaudited)

business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH and Perkins.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH or Perkins as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH or Perkins in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

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• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• The Transaction is not expected to result in any changes to the portfolio managers providing services to the Funds.

• After the Transaction, the distribution and marketing services provided to the Janus Funds were expected to be improved or enhanced based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The

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term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH or Perkins, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Portfolio

Janus Capital met with the Trustees on December 7-8, 2016, to discuss the approval of an amended and restated investment advisory agreement (the “Amended Advisory Agreement”) between Janus Capital and the Trust on behalf of

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Janus Portfolio (for the purposes of this section, the “Fund” refers to Janus Portfolio) and other matters related to the proposed changes to the Fund’s name, principal investment strategies, and portfolio management team (the “Realignment”). At the meeting, the Trustees also discussed the Amended Advisory Agreement and other matters related to the Realignment with their independent counsel in executive session. During the course of this meeting, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of this meeting the Board also considered the proposal to merge the Janus Fund, a series of Janus Investment Fund, into the Janus Research Fund, another series of Janus Investment Fund, and undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital to the Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the Fund in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees approved the Amended Advisory Agreement and other matters related to the Realignment. In determining whether to approve the Amended Advisory Agreement, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of the Amended Advisory Agreement are substantially the same as the Current Advisory Agreement, except for the change to the advisory fee rate based on the amount of such outperformance or underperformance (the “Full Performance Rate”) and cumulative investment record of the Fund’s benchmark index (the “Performance Fee Benchmark”);

• the estimated impact of the change to the Full Performance Rate and Performance Fee Benchmark on the amount of advisory fees to be paid by the Fund, including consideration of comparative pro forma data showing the advisory fees payable if the Amended Advisory Agreement had been in place in prior years;

• the Fund’s investment team will be able to more efficiently manage the Fund’s portfolio, assuming the merger of the Janus Fund into Janus Research Fund is implemented, which may also provide benefits from opportunities to aggregate trading across funds that have similar investment strategies;

• Janus Capital’s belief that the Fund shareholders may benefit from the Realignment, as a result of the research-driven investment process to be implemented, which includes lower historical transaction costs and potential performance gains from securities lending as compared to the Fund’s current investment approach;

• the Realignment was being proposed as part of Janus Capital’s efforts to streamline its product line;

• Janus Capital’s belief that the Fund would benefit from Janus Capital’s operational efficiencies resulting from the merger of the Janus Fund into the Janus Research Fund and the Realignment, including a potentially more efficient and effective investment management approach providing the potential for a growing fund and improved performance after the Realignment;

• the costs of seeking approval of the Amended Advisory Agreement will be borne by Janus Capital;

• the costs incurred to reposition the Fund’s portfolio in connection with the Realignment;

• the potential tax consequences of any repositioning of the Fund’s portfolio as a result of the Merger; and any potential benefits of Janus Capital and its affiliates as a result of the Realignment.

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Additional Information (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

50	DECEMBER 31, 2016

Janus Aspen Global Unconstrained Bond Portfolio

Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Aspen Global Unconstrained Bond Portfolio

Useful Information About Your Portfolio Report (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

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Janus Aspen Global Unconstrained Bond Portfolio

Shareholder Meeting (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2016:

Dividends Received Deduction Percentage	5%

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Janus Aspen Global Unconstrained Bond Portfolio

Designation Requirements (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Aspen Global Unconstrained Bond Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

56	DECEMBER 31, 2016

Janus Aspen Global Unconstrained Bond Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging
Growth and Equity Fund I (early stage venture capital
fund) (since 2014) and Managing Trustee of National
Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

58	DECEMBER 31, 2016

Janus Aspen Global Unconstrained Bond Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

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Janus Aspen Global Unconstrained Bond Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

60	DECEMBER 31, 2016

Janus Aspen Global Unconstrained Bond Portfolio

Trustees and Officers (unaudited)

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
William H. Gross 151 Detroit Street Denver, CO 80206 DOB: 1944	Executive Vice President and Portfolio Manager Janus Aspen Global Unconstrained Bond Portfolio	1/15-Present	Portfolio Manager for other Janus accounts. Formerly, Managing Director, Chief Investment Officer, and a founding partner of Pacific Investment Management Company LLC ("PIMCO") (1971-2014).
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

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Janus Aspen Global Unconstrained Bond Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Aspen Global Unconstrained Bond Portfolio

Trustees and Officers (unaudited)

NotesPage1

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Notes

NotesPage1

64	DECEMBER 31, 2016

Janus Aspen Global Unconstrained Bond Portfolio

Notes

NotesPage1

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Janus Aspen Global Unconstrained Bond Portfolio

Notes

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7542				109-02-93060 02-17

66	DECEMBER 31, 2016

ANNUAL REPORT December 31, 2016

Janus Aspen INTECH U.S. Low Volatility Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Aspen INTECH U.S. Low Volatility Portfolio

Janus Aspen INTECH U.S. Low Volatility Portfolio (unaudited)

PORTFOLIO SNAPSHOT

An all-equity portfolio that targets returns similar to the S&P 500® Index with lower absolute volatility over a market cycle. We seek to add value using natural stock price volatility through a mathematically based, risk-managed process. We do not pick individual stocks or forecast excess returns, but use natural stock price volatility and correlation characteristics.

Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended December 31, 2016, Janus Aspen INTECH U.S. Low Volatility Portfolio’s Service Shares returned 9.71%. This compares to the 11.96% return posted by the S&P 500 Index, the Portfolio’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios with similar returns to the S&P 500 Index over time, but with lower return volatility. In particular, the Portfolio attempts to achieve market-like returns over the long-term and lower the volatility of the Portfolio’s absolute returns.

The investment process begins with the stocks in the Portfolio’s benchmark, the S&P 500 Index. Within specific risk constraints, INTECH’s mathematical process attempts to identify stocks that have high volatility relative to the index, and low correlation to one another. Once the stocks are identified and the portfolio of stocks is constructed, it is then rebalanced and re-optimized periodically. The Portfolio aims to generate market-like returns overtime with significantly lower return fluctuations. Although the Portfolio may underperform its benchmark in strong up markets, the strategy seeks to reduce losses in down markets. Therefore, while some downside protection and a more consistent experience are expected over the long term, the tracking-error (a measure of the divergence between the price behavior of the Portfolio versus its benchmark) relative to the S&P 500 Index is expected to be high.

PERFORMANCE REVIEW

The Portfolio’s defensive positioning acted as headwind to relative performance as investors’ risk appetites increased significantly in U.S. equity markets during the second half of the year.

On average, the Portfolio was overweight lower beta stocks, or stocks with lower sensitivity to market movements. During the period higher beta stocks outperformed the lower beta stocks, as well as the overall market, on average. Consequently, the Portfolio’s underweight to higher beta stocks detracted from the Portfolio’s relative return for the period.

From a sector perspective, the Portfolio’s overweight allocation to the defensive consumer staples sector, as well as average underweight allocations to the pro-cyclical financials and energy sectors, detracted from relative performance during the period. However, an overall positive selection effect offset some of the adverse sector positioning and contributed to the Portfolio’s relative performance during the period.

The Portfolio’s overall active size positioning contributed to relative performance during the period. Specifically, an average overweight to smaller capitalization stocks and average underweight allocation to the larger capitalization stocks contributed during the period as smaller capitalization stocks strongly outperformed the larger capitalization stocks within the index, on average. However, an overall negative selection effect more than offset the positive contribution from the smaller size positioning of the Portfolio and detracted from relative performance during the period.

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management

Janus Aspen Series	1

Janus Aspen INTECH U.S. Low Volatility Portfolio (unaudited)

remaining the hallmark of our investment process. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our Portfolio shareholders.

Thank you for your investment in Janus Aspen INTECH U.S. Low Volatility Portfolio.

2	DECEMBER 31, 2016

Janus Aspen INTECH U.S. Low Volatility Portfolio (unaudited)

Portfolio At A Glance

December 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Southern Co
Electric Utilities	5.2%
Procter & Gamble Co
Household Products	5.0%
General Mills Inc
Food Products	4.1%
Consolidated Edison Inc
Multi-Utilities	3.8%
Johnson & Johnson
Pharmaceuticals	3.6%
21.7%

Asset Allocation - (% of Net Assets)
Common Stocks	98.7%
Investment Companies	2.0%
Other	(0.7)%
100.0%

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Janus Aspen INTECH U.S. Low Volatility Portfolio (unaudited)

Performance

See important disclosures on the next page.

			Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016			per the May 1, 2016 prospectus
	One Year	Since Inception*	Total Annual Fund Operating Expenses
Service Shares	9.71%	12.62%	0.84%
S&P 500 Index	11.96%	13.29%
Morningstar Quartile - Service Shares	3rd	2nd
Morningstar Ranking - based on total returns for Large Blend Funds	896/1456	557/1308
Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, portfolio holdings and other details.

The proprietary mathematical process used by INTECH may not achieve the desired results. Since the portfolio is periodically re-balanced, this may result in a higher portfolio turnover rate and higher expenses compared to a “buy and hold” or index fund strategy. INTECH’s low volatility strategy may underperform its benchmark during certain periods of up markets and may not achieve the desired level of protection in down markets.

Returns shown do not represent actual returns since they do not include insurance charges. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

4	DECEMBER 31, 2016

Janus Aspen INTECH U.S. Low Volatility Portfolio (unaudited)

Performance

A Portfolio’s holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 6, 2012

Janus Aspen Series	5

Janus Aspen INTECH U.S. Low Volatility Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in the share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Service Shares	$1,000.00	$978.40	$4.13	$1,000.00	$1,020.96	$4.22	0.83%
†

Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectus for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2016

Janus Aspen INTECH U.S. Low Volatility Portfolio

Schedule of Investments

December 31, 2016

Shares		Value
Common Stocks – 98.7%
Aerospace & Defense – 1.8%
General Dynamics Corp	4,200	$725,172
L-3 Communications Holdings Inc	15,700	2,388,127
Lockheed Martin Corp	31,900	7,973,086
Northrop Grumman Corp	3,200	744,256
Raytheon Co	31,900	4,529,800
TransDigm Group Inc	2,300	572,608
		16,933,049
Air Freight & Logistics – 1.7%
CH Robinson Worldwide Inc	116,900	8,564,094
Expeditors International of Washington Inc	130,300	6,900,688
United Parcel Service Inc	5,400	619,056
		16,083,838
Banks – 2.0%
Bank of America Corp	34,600	764,660
BB&T Corp	15,900	747,618
Citizens Financial Group Inc	19,600	698,348
Comerica Inc	10,400	708,344
Fifth Third Bancorp	25,900	698,523
JPMorgan Chase & Co	7,300	629,917
M&T Bank Corp	38,294	5,990,330
People's United Financial Inc	320,500	6,204,880
PNC Financial Services Group Inc	11,500	1,345,040
US Bancorp	9,900	508,563
Zions Bancorporation	21,300	916,752
		19,212,975
Beverages – 1.5%
Coca-Cola Co	63,800	2,645,148
Constellation Brands Inc	4,100	628,571
Dr Pepper Snapple Group Inc	2,500	226,675
PepsiCo Inc	106,400	11,132,632
		14,633,026
Biotechnology – 0.3%
Celgene Corp*	7,200	833,400
Gilead Sciences Inc	27,300	1,954,953
		2,788,353
Building Products – 0.1%
Johnson Controls International plc	22,061	908,693
Capital Markets – 2.2%
Bank of New York Mellon Corp	13,100	620,678
CME Group Inc	89,100	10,277,685
Intercontinental Exchange Inc	138,510	7,814,734
Morgan Stanley	17,700	747,825
Nasdaq Inc	7,400	496,688
S&P Global Inc	3,700	397,898
State Street Corp	7,500	582,900
		20,938,408
Chemicals – 0.4%
Dow Chemical Co	10,600	606,532
EI du Pont de Nemours & Co	16,400	1,203,760
Monsanto Co	5,100	536,571
Praxair Inc	8,800	1,031,272
		3,378,135
Commercial Services & Supplies – 1.1%
Republic Services Inc	142,000	8,101,100
Waste Management Inc	31,000	2,198,210
		10,299,310
Communications Equipment – 0.2%
Cisco Systems Inc	18,100	546,982
F5 Networks Inc*	4,700	680,184

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Aspen INTECH U.S. Low Volatility Portfolio

Schedule of Investments

December 31, 2016

Shares		Value
Common Stocks – (continued)
Communications Equipment – (continued)
Harris Corp	8,400	$860,748
Motorola Solutions Inc	3,100	256,959
		2,344,873
Construction Materials – 0.1%
Martin Marietta Materials Inc	6,100	1,351,333
Consumer Finance – 0.1%
American Express Co	7,300	540,784
Containers & Packaging – 0%
International Paper Co	9,200	488,152
Diversified Consumer Services – 0.3%
H&R Block Inc	134,600	3,094,454
Diversified Financial Services – 0.3%
Berkshire Hathaway Inc*	16,000	2,607,680
Diversified Telecommunication Services – 2.2%
AT&T Inc	380,232	16,171,267
Verizon Communications Inc	93,800	5,007,044
		21,178,311
Electric Utilities – 8.7%
American Electric Power Co Inc	37,200	2,342,112
Duke Energy Corp	131,200	10,183,744
Edison International	45,900	3,304,341
Entergy Corp	52,800	3,879,216
Eversource Energy	13,600	751,128
NextEra Energy Inc	22,100	2,640,066
PG&E Corp	40,400	2,455,108
Pinnacle West Capital Corp	8,300	647,649
PPL Corp	31,000	1,055,550
Southern Co	1,018,700	50,109,853
Xcel Energy Inc	160,200	6,520,140
		83,888,907
Electronic Equipment, Instruments & Components – 0.4%
Amphenol Corp	12,600	846,720
FLIR Systems Inc	93,800	3,394,622
		4,241,342
Energy Equipment & Services – 0.1%
FMC Technologies Inc*	17,500	621,775
Schlumberger Ltd	7,200	604,440
		1,226,215
Equity Real Estate Investment Trusts (REITs) – 1.4%
AvalonBay Communities Inc	24,200	4,287,030
Crown Castle International Corp	7,600	659,452
Essex Property Trust Inc	15,400	3,580,500
Federal Realty Investment Trust	1,500	213,165
Welltower Inc	64,000	4,283,520
		13,023,667
Food & Staples Retailing – 3.6%
Costco Wholesale Corp	13,300	2,129,463
Sysco Corp	139,800	7,740,726
Wal-Mart Stores Inc	293,300	20,272,896
Whole Foods Market Inc	154,900	4,764,724
		34,907,809
Food Products – 11.8%
Campbell Soup Co	56,800	3,434,696
Conagra Brands Inc	430,400	17,022,320
General Mills Inc	640,000	39,532,800
Hershey Co	145,700	15,069,751
JM Smucker Co	34,500	4,418,070
Kellogg Co	366,800	27,036,828
McCormick & Co Inc/MD	41,300	3,854,529

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2016

Janus Aspen INTECH U.S. Low Volatility Portfolio

Schedule of Investments

December 31, 2016

Shares		Value
Common Stocks – (continued)
Food Products – (continued)
Tyson Foods Inc	55,900	$3,447,912
		113,816,906
Health Care Equipment & Supplies – 3.1%
Becton Dickinson and Co	42,189	6,984,389
Cooper Cos Inc	5,000	874,650
CR Bard Inc	36,900	8,289,954
Danaher Corp	7,500	583,800
Edwards Lifesciences Corp*	2,200	206,140
Hologic Inc*	13,700	549,644
Intuitive Surgical Inc*	10,700	6,785,619
St Jude Medical Inc	6,200	497,178
Varian Medical Systems Inc*	10,300	924,734
Zimmer Biomet Holdings Inc	38,700	3,993,840
		29,689,948
Health Care Providers & Services – 6.7%
Aetna Inc	54,464	6,754,081
AmerisourceBergen Corp	126,600	9,898,854
Anthem Inc	33,300	4,787,541
Cardinal Health Inc	5,400	388,638
Cigna Corp	69,600	9,283,944
DaVita Inc*	121,200	7,781,040
Express Scripts Holding Co*	7,800	536,562
Humana Inc	59,200	12,078,576
Laboratory Corp of America Holdings*	83,900	10,771,082
McKesson Corp	5,100	716,295
Quest Diagnostics Inc	7,700	707,630
UnitedHealth Group Inc	5,200	832,208
		64,536,451
Hotels, Restaurants & Leisure – 3.6%
Chipotle Mexican Grill Inc*,#	19,300	7,282,276
Darden Restaurants Inc	49,700	3,614,184
McDonald's Corp	198,700	24,185,764
		35,082,224
Household Products – 11.5%
Church & Dwight Co Inc	27,000	1,193,130
Clorox Co	211,100	25,336,222
Colgate-Palmolive Co	81,500	5,333,360
Kimberly-Clark Corp	263,200	30,036,384
Procter & Gamble Co	578,900	48,673,912
		110,573,008
Industrial Conglomerates – 0.1%
Roper Technologies Inc	4,700	860,476
Information Technology Services – 0.5%
International Business Machines Corp	4,800	796,752
Mastercard Inc	13,500	1,393,875
Total System Services Inc	26,700	1,309,101
Visa Inc	11,800	920,636
		4,420,364
Insurance – 1.2%
Aflac Inc	10,500	730,800
Allstate Corp	10,100	748,612
Aon PLC	9,000	1,003,770
Arthur J Gallagher & Co	9,900	514,404
Chubb Ltd	6,982	922,462
Cincinnati Financial Corp	9,700	734,775
Loews Corp	59,900	2,805,117
Marsh & McLennan Cos Inc	12,000	811,080
MetLife Inc	12,700	684,403
Principal Financial Group Inc	10,500	607,530

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Aspen INTECH U.S. Low Volatility Portfolio

Schedule of Investments

December 31, 2016

Shares		Value
Common Stocks – (continued)
Insurance – (continued)
Prudential Financial Inc	6,300	$655,578
Torchmark Corp	7,800	575,328
Unum Group	16,700	733,631
		11,527,490
Internet & Direct Marketing Retail – 0.2%
Amazon.com Inc*	700	524,909
Netflix Inc*	8,800	1,089,440
Priceline Group Inc*	300	439,818
		2,054,167
Internet Software & Services – 0.5%
Akamai Technologies Inc*	12,100	806,828
Alphabet Inc - Class A*	1,100	871,695
Alphabet Inc - Class C*	1,100	849,002
eBay Inc*	16,200	480,978
Facebook Inc	4,500	517,725
Yahoo! Inc*	21,400	827,538
		4,353,766
Leisure Products – 0.5%
Hasbro Inc	57,700	4,488,483
Life Sciences Tools & Services – 0.5%
Illumina Inc*	23,100	2,957,724
Thermo Fisher Scientific Inc	3,300	465,630
Waters Corp*	12,900	1,733,631
		5,156,985
Machinery – 1.0%
Deere & Co	70,500	7,264,320
Fortive Corp	28,150	1,509,684
Xylem Inc/NY	12,800	633,856
		9,407,860
Metals & Mining – 0.9%
Newmont Mining Corp	268,300	9,140,981
Multiline Retail – 1.4%
Dollar General Corp	71,000	5,258,970
Nordstrom Inc#	16,900	810,017
Target Corp	101,000	7,295,230
		13,364,217
Multi-Utilities – 4.9%
Ameren Corp	38,200	2,003,972
Consolidated Edison Inc	499,200	36,781,056
Dominion Resources Inc/VA	33,900	2,596,401
DTE Energy Co	7,400	728,974
SCANA Corp	30,400	2,227,712
WEC Energy Group Inc	52,749	3,093,729
		47,431,844
Oil, Gas & Consumable Fuels – 3.4%
Anadarko Petroleum Corp	8,000	557,840
Apache Corp	26,000	1,650,220
Chesapeake Energy Corp*	248,600	1,745,172
Cimarex Energy Co	4,000	543,600
Concho Resources Inc*	4,500	596,700
Devon Energy Corp	10,300	470,401
EOG Resources Inc	9,200	930,120
EQT Corp	2,700	176,580
Exxon Mobil Corp	29,700	2,680,722
Kinder Morgan Inc/DE	28,500	590,235
Marathon Petroleum Corp	10,800	543,780
Newfield Exploration Co*	13,700	554,850
Noble Energy Inc	15,600	593,736
Occidental Petroleum Corp	7,000	498,610

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2016

Janus Aspen INTECH U.S. Low Volatility Portfolio

Schedule of Investments

December 31, 2016

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
ONEOK Inc	11,000	$631,510
Phillips 66	6,200	535,742
Pioneer Natural Resources Co	4,000	720,280
Range Resources Corp	24,600	845,256
Southwestern Energy Co*	586,400	6,344,848
Spectra Energy Corp	107,500	4,417,175
Tesoro Corp	9,100	795,795
Valero Energy Corp	17,500	1,195,600
Williams Cos Inc	173,000	5,387,220
		33,005,992
Pharmaceuticals – 5.5%
Allergan plc	13,198	2,771,712
Bristol-Myers Squibb Co	9,400	549,336
Eli Lilly & Co	66,000	4,854,300
Johnson & Johnson	301,000	34,678,210
Mallinckrodt PLC*	16,300	812,066
Merck & Co Inc	17,200	1,012,564
Perrigo Co PLC	54,700	4,552,681
Pfizer Inc	100,500	3,264,240
Zoetis Inc	14,000	749,420
		53,244,529
Professional Services – 0%
Dun & Bradstreet Corp	3,800	461,016
Road & Rail – 0.3%
CSX Corp	16,700	600,031
Kansas City Southern	7,800	661,830
Union Pacific Corp	14,500	1,503,360
		2,765,221
Semiconductor & Semiconductor Equipment – 2.3%
Applied Materials Inc	31,700	1,022,959
Broadcom Ltd	4,300	760,111
Intel Corp	20,900	758,043
KLA-Tencor Corp	8,500	668,780
Lam Research Corp	8,800	930,424
Linear Technology Corp	12,300	766,905
Microchip Technology Inc	9,600	615,840
Micron Technology Inc*	241,700	5,298,064
NVIDIA Corp	40,200	4,290,948
Qorvo Inc*	8,100	427,113
QUALCOMM Inc	39,600	2,581,920
Skyworks Solutions Inc	9,200	686,872
Texas Instruments Inc	6,500	474,305
Xilinx Inc	50,100	3,024,537
		22,306,821
Software – 0.5%
Activision Blizzard Inc	10,900	393,599
Electronic Arts Inc*	6,000	472,560
Microsoft Corp	10,100	627,614
Symantec Corp	130,100	3,108,089
		4,601,862
Specialty Retail – 4.1%
AutoNation Inc*	17,700	861,105
AutoZone Inc*	33,100	26,142,049
Bed Bath & Beyond Inc	9,100	369,824
Best Buy Co Inc	17,600	750,992
Gap Inc#	49,800	1,117,512
O'Reilly Automotive Inc*	27,800	7,739,798
Ross Stores Inc	11,600	760,960
Tiffany & Co#	10,500	813,015

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Aspen INTECH U.S. Low Volatility Portfolio

Schedule of Investments

December 31, 2016

Shares		Value
Common Stocks – (continued)
Specialty Retail – (continued)
Tractor Supply Co	4,400	$333,564
Urban Outfitters Inc*	30,200	860,096
		39,748,915
Technology Hardware, Storage & Peripherals – 1.3%
Apple Inc	77,100	8,929,722
NetApp Inc	25,700	906,439
Seagate Technology PLC	61,300	2,339,821
		12,175,982
Tobacco – 3.8%
Altria Group Inc	351,600	23,775,192
Reynolds American Inc	233,246	13,071,106
		36,846,298
Trading Companies & Distributors – 0.3%
WW Grainger Inc	11,600	2,694,100
Water Utilities – 0.3%
American Water Works Co Inc	33,700	2,438,532
Total Common Stocks (cost $839,163,750)		950,263,752
Investment Companies – 2.0%
Investments Purchased with Cash Collateral from Securities Lending – 0.4%
Janus Cash Collateral Fund LLC, 0.4311%ºº,£	4,173,783	4,173,783
Money Markets – 1.6%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£	15,647,660	15,647,660
Total Investment Companies (cost $19,821,443)		19,821,443
Total Investments (total cost $858,985,193) – 100.7%		970,085,195
Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(7,085,900)
Net Assets – 100%		$962,999,295

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2016

Janus Aspen INTECH U.S. Low Volatility Portfolio

Notes to Schedule of Investments and Other Information

S&P 500® Index	Measures broad U.S. equity performance.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

#	Loaned security; a portion of the security is on loan at December 31, 2016.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2016. Unless otherwise indicated, all information in the table is for the year ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/15	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Collateral Fund LLC	13,478,199	332,741,101	(342,045,517)	4,173,783	$—	$99,129(1)	$4,173,783
Janus Cash Liquidity Fund LLC	11,929,718	223,167,942	(219,450,000)	15,647,660	—	48,573	15,647,660

Total					$—	$147,702	$19,821,443
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities
Common Stocks	$950,263,752	$-	$-
Investment Companies	-	19,821,443	-
Total Assets	$950,263,752	$19,821,443	$-

Janus Aspen Series	13

Janus Aspen INTECH U.S. Low Volatility Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments, at cost	$858,985,193
Unaffiliated investments, at value(1)	950,263,752
Affiliated investments, at value	19,821,443
Cash	370
Non-interested Trustees' deferred compensation	17,861
Receivables:
Dividends	1,592,806
Portfolio shares sold	932,696
Dividends from affiliates	4,955
Other assets	10,812
Total Assets	972,644,695
Liabilities:
Collateral for securities loaned (Note 2)	4,173,783
Payables:	—
Investments purchased	4,332,146
Advisory fees	428,613
Portfolio shares repurchased	387,823
12b-1 Distribution and shareholder servicing fees	214,306
Transfer agent fees and expenses	44,332
Professional fees	21,828
Non-interested Trustees' deferred compensation fees	17,861
Portfolio administration fees	8,144
Non-interested Trustees' fees and expenses	7,170
Custodian fees	1,958
Accrued expenses and other payables	7,436
Total Liabilities	9,645,400
Net Assets	$962,999,295
Net Assets Consist of:
Capital (par value and paid-in surplus)	$848,815,130
Undistributed net investment income/(loss)	4,088,420
Undistributed net realized gain/(loss) from investments	(1,004,847)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	111,100,592
Total Net Assets	$962,999,295
Net Assets - Service Shares	$962,999,295
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	62,954,004
Net Asset Value Per Share	$15.30

(1) Includes $4,085,567 of securities on loan. See Note 2 in Notes to Financial Statements.

See Notes to Financial Statements.

14	DECEMBER 31, 2016

Janus Aspen INTECH U.S. Low Volatility Portfolio

Statement of Operations

For the year ended December 31, 2016

Investment Income:
Dividends	$20,982,624
Affiliated securities lending income, net	99,129
Dividends from affiliates	48,573
Other income	310
Total Investment Income	21,130,636
Expenses:
Advisory fees	4,156,717
12b-1 Distribution and shareholder servicing fees	2,078,358
Transfer agent administrative fees and expenses	296,511
Other transfer agent fees and expenses	8,314
Portfolio administration fees	75,866
Professional fees	45,519
Non-interested Trustees’ fees and expenses	27,308
Shareholder reports expense	15,256
Custodian fees	13,452
Registration fees	1,297
Other expenses	106,415
Total Expenses	6,825,013
Net Investment Income/(Loss)	14,305,623
Net Realized Gain/(Loss) on Investments:
Investments	(568,231)
Total Net Realized Gain/(Loss) on Investments	(568,231)
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	59,140,542
Total Change in Unrealized Net Appreciation/Depreciation	59,140,542
Net Increase/(Decrease) in Net Assets Resulting from Operations	$72,877,934

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Aspen INTECH U.S. Low Volatility Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015

Operations:
Net investment income/(loss)	$14,305,623	$10,261,539
Net realized gain/(loss) on investments	(568,231)	11,884,663
Change in unrealized net appreciation/depreciation	59,140,542	496,154
Net Increase/(Decrease) in Net Assets Resulting from Operations	72,877,934	22,642,356
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(12,905,261)	(9,846,747)
Distributions from Net Realized Gain from Investments	(12,093,837)	(11,156,268)
Net Decrease from Dividends and Distributions to Shareholders	(24,999,098)	(21,003,015)
Capital Shares Transactions	219,839,521	244,257,961
Net Increase/(Decrease) in Net Assets	267,718,357	245,897,302
Net Assets:
Beginning of period	695,280,938	449,383,636
End of period	$962,999,295	$695,280,938

Undistributed Net Investment Income/(Loss)	$4,088,420	$2,695,621

See Notes to Financial Statements.

16	DECEMBER 31, 2016

Janus Aspen INTECH U.S. Low Volatility Portfolio

Financial Highlights

Service Shares
For a share outstanding during each year or period ended December 31	2016	2015	2014		2013	2012(1)
Net Asset Value, Beginning of Period	$14.36	$14.28	$12.25		$9.92	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.26(2)	0.25(2)	0.21(2)		0.09	0.04
Net realized and unrealized gain/(loss)	1.14	0.32	1.95		2.37	(0.08)
Total from Investment Operations	1.40	0.57	2.16		2.46	(0.04)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.22)	(0.10)		(0.10)	(0.04)
Distributions (from capital gains)	(0.23)	(0.27)	(0.03)		(0.03)	—
Total Dividends and Distributions	(0.46)	(0.49)	(0.13)		(0.13)	(0.04)
Net Asset Value, End of Period	$15.30	$14.36	$14.28		$12.25	$9.92
Total Return*	9.71%	4.09%	17.70%		24.84%	(0.45)%
Net Assets, End of Period (in thousands)	$962,999	$695,281	$449,384		$192,729	$17,070
Average Net Assets for the Period (in thousands)	$831,798	$588,016	$322,054		$80,670	$7,270
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.79%	0.79%		0.98%	2.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.79%	0.79%		0.98%	1.01%
Ratio of Net Investment Income/(Loss)	1.72%	1.75%	1.60%		1.61%	2.20%
Portfolio Turnover Rate	29%	30%	36%		21%	2%
				1

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from September 6, 2012 (inception date) through December 31, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Aspen INTECH U.S. Low Volatility Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Aspen INTECH U.S. Low Volatility Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio seeks capital appreciation. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

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Janus Aspen INTECH U.S. Low Volatility Portfolio

Notes to Financial Statements

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year . The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

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Notes to Financial Statements

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

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Janus Aspen INTECH U.S. Low Volatility Portfolio

Notes to Financial Statements

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$4,085,567	$—	$(4,085,567)	$—

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Notes to Financial Statements

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

To the extent that real estate-related securities may be included in the Portfolio’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2016, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $4,085,567. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2016 is $4,173,783, resulting in the net amount due to the counterparty of $88,216.

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Notes to Financial Statements

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.50% of its average daily net assets.

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Portfolio. As subadviser, INTECH provides day-to-day management of the investment operations of the Portfolio subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Portfolio to Janus Capital (calculated after any fee waivers and expense reimbursement).

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees, transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.79% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waiver until at least May 1, 2017. The previous expense limit (until May 1, 2016) was 0.74%. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Effective May 1, 2016, Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Portfolio's Chief

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Notes to Financial Statements

Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $56,245 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2016. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $201,900 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

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Janus Aspen INTECH U.S. Low Volatility Portfolio

Notes to Financial Statements

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 3,358,913	$ -	$ (182,175)	$ -	$ -	$ (17,274)	$111,024,701

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (182,175)	$ -	$ (182,175)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 859,060,494	$124,574,178	$(13,549,477)	$ 111,024,701

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Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 13,229,277	$ 11,769,821	$ -	$ -

For the year ended December 31, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 13,788,468	$ 7,214,547	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (7,563)	$ 7,563

5. Capital Share Transactions

	Year ended December 31, 2016		Year ended December 31, 2015
	Shares	Amount	Shares	Amount

Service Shares:
Shares sold	23,583,475	$356,517,552	24,090,564	$345,799,777
Reinvested dividends and distributions	1,634,739	24,999,098	1,473,920	21,003,015
Shares repurchased	(10,682,754)	(161,677,129)	(8,622,561)	(122,544,831)
Net Increase/(Decrease)	14,535,460	$219,839,521	16,941,923	$244,257,961

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$445,732,037	$ 237,735,248	$ -	$ -

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Portfolio (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

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Janus Aspen INTECH U.S. Low Volatility Portfolio

Notes to Financial Statements

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Portfolio. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain portfolios. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Portfolio (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees approved, subject to approval of shareholders, a new investment sub-advisory agreement between Janus Capital and INTECH in order to permit INTECH to continue to provide sub-advisory services with respect to the Portfolio following the closing of the Transaction. The new investment sub-advisory agreement will have substantially similar terms as the current investment sub-advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Portfolio and Janus Capital and interim sub-advisory agreements between Janus Capital and the Portfolio’s subadviser, as applicable. In the event shareholders of the Portfolio do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Portfolio upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Portfolio approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Portfolio’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Portfolio’s name will change to reflect “Janus Henderson” as part of the Portfolio’s name.

Shareholders and contract owners of record of the Portfolio as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Aspen INTECH U.S. Low Volatility Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen INTECH U.S. Low Volatility Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado
February 10, 2017

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS WITH JANUS CAPITAL AND JANUS CAPITAL AFFILIATES DURING THE PERIOD

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”) of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”) or Perkins Investment Management LLC (“Perkins”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s

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Additional Information (unaudited)

business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH and Perkins.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH or Perkins as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH or Perkins in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

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Additional Information (unaudited)

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• The Transaction is not expected to result in any changes to the portfolio managers providing services to the Funds.

• After the Transaction, the distribution and marketing services provided to the Janus Funds were expected to be improved or enhanced based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The

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Additional Information (unaudited)

term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH or Perkins, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Portfolio

Janus Capital met with the Trustees on December 7-8, 2016, to discuss the approval of an amended and restated investment advisory agreement (the “Amended Advisory Agreement”) between Janus Capital and the Trust on behalf of

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Additional Information (unaudited)

Janus Portfolio (for the purposes of this section, the “Fund” refers to Janus Portfolio) and other matters related to the proposed changes to the Fund’s name, principal investment strategies, and portfolio management team (the “Realignment”). At the meeting, the Trustees also discussed the Amended Advisory Agreement and other matters related to the Realignment with their independent counsel in executive session. During the course of this meeting, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of this meeting the Board also considered the proposal to merge the Janus Fund, a series of Janus Investment Fund, into the Janus Research Fund, another series of Janus Investment Fund, and undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital to the Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the Fund in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees approved the Amended Advisory Agreement and other matters related to the Realignment. In determining whether to approve the Amended Advisory Agreement, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of the Amended Advisory Agreement are substantially the same as the Current Advisory Agreement, except for the change to the advisory fee rate based on the amount of such outperformance or underperformance (the “Full Performance Rate”) and cumulative investment record of the Fund’s benchmark index (the “Performance Fee Benchmark”);

• the estimated impact of the change to the Full Performance Rate and Performance Fee Benchmark on the amount of advisory fees to be paid by the Fund, including consideration of comparative pro forma data showing the advisory fees payable if the Amended Advisory Agreement had been in place in prior years;

• the Fund’s investment team will be able to more efficiently manage the Fund’s portfolio, assuming the merger of the Janus Fund into Janus Research Fund is implemented, which may also provide benefits from opportunities to aggregate trading across funds that have similar investment strategies;

• Janus Capital’s belief that the Fund shareholders may benefit from the Realignment, as a result of the research-driven investment process to be implemented, which includes lower historical transaction costs and potential performance gains from securities lending as compared to the Fund’s current investment approach;

• the Realignment was being proposed as part of Janus Capital’s efforts to streamline its product line;

• Janus Capital’s belief that the Fund would benefit from Janus Capital’s operational efficiencies resulting from the merger of the Janus Fund into the Janus Research Fund and the Realignment, including a potentially more efficient and effective investment management approach providing the potential for a growing fund and improved performance after the Realignment;

• the costs of seeking approval of the Amended Advisory Agreement will be borne by Janus Capital;

• the costs incurred to reposition the Fund’s portfolio in connection with the Realignment;

• the potential tax consequences of any repositioning of the Fund’s portfolio as a result of the Merger; and any potential benefits of Janus Capital and its affiliates as a result of the Realignment.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Janus Aspen INTECH U.S. Low Volatility Portfolio

Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

36	DECEMBER 31, 2016

Janus Aspen INTECH U.S. Low Volatility Portfolio

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

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Janus Aspen INTECH U.S. Low Volatility Portfolio

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2016:

Capital Gain Distributions	$11,769,821
Dividends Received Deduction Percentage	100%

38	DECEMBER 31, 2016

Janus Aspen INTECH U.S. Low Volatility Portfolio

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Aspen INTECH U.S. Low Volatility Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Aspen INTECH U.S. Low Volatility Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Aspen INTECH U.S. Low Volatility Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging
Growth and Equity Fund I (early stage venture capital
fund) (since 2014) and Managing Trustee of National
Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Aspen INTECH U.S. Low Volatility Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Aspen INTECH U.S. Low Volatility Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

44	DECEMBER 31, 2016

Janus Aspen INTECH U.S. Low Volatility Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

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Janus Aspen INTECH U.S. Low Volatility Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

48	DECEMBER 31, 2016

Janus Aspen INTECH U.S. Low Volatility Portfolio

Notes

NotesPage2

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Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7541				109-02-81127 02-17

ANNUAL REPORT December 31, 2016

Janus Aspen Janus Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Aspen Janus Portfolio

Janus Aspen Janus Portfolio (unaudited)

PORTFOLIO SNAPSHOT

We believe that buying high-quality growth franchises with sustainable, projected above-average earnings growth for the next five-plus years and a market leadership position driven by a clearly articulated strategy should allow us to outperform the benchmark and peers over the long-term. We perform in-depth, fundamental research to build a diversified, moderately positioned portfolio aiming to deliver peer and index-beating returns while managing for risk and volatility.

Jean Barnard co-portfolio manager	Barney Wilson co-portfolio manager

PERFORMANCE REVIEW

For the 12-month period ended December 31, 2016, Janus Aspen Janus Portfolio’s Institutional Shares and Service Shares returned 0.50% and 0.27%, respectively. Meanwhile, the Portfolio’s primary benchmark, the Russell 1000 Growth Index, returned 7.08% and its secondary benchmarks, the S&P 500 Index and the Core Growth Index, returned 11.96% and 9.50%, respectively.

INVESTMENT ENVIRONMENT

Stocks registered gains in 2016, but experienced brief bouts of volatility. Equities started the year lower due to concerns about the health of the Chinese economy and fear about how falling oil prices could affect the energy sector. The UK’s decision to leave the European Union (EU) in June’s “Brexit” referendum jolted markets, but investors soon regained their composure and sent shares higher. Stocks climbed after the November U.S. presidential election, on the expectation that the new administration would champion pro-growth initiatives.

PERFORMANCE DISCUSSION

The Portfolio underperformed its primary benchmark, the Russell 1000 Growth Index, and also its secondary benchmarks, the S&P 500 Index and the Core Growth Index. As part of our investment process, we seek companies with clearly definable and sustainable long-term growth drivers. These companies often have a high barrier to entry, a notable competitive edge in an attractive, growing industry, or a strong management team with a clear vision for the future of their company. While we had some stocks that produced disappointing results during the year, we continue to like the long-term outlooks for the companies we own.

Allergan was our largest detractor from performance during the year. During the period, the company’s $160 billion merger with Pfizer was called off after the U.S. Treasury Department issued last-minute constraints on so-called tax inversions, which diminished the viability of the transaction. Despite this setback, we continue to favor Allergan as a standalone enterprise with solid growth prospects, a high-quality pipeline, and a management team that has acted in the interests of shareholders. Recent drug launches with particular promise include irritable bowel syndrome therapy Viberzi, and schizophrenia drug Vraylar, each of which could become a $500 million to $1 billion asset over time.

Norwegian Cruise Line was another detractor. We exited our position in the cruise line company due to poor execution by management during a period of time in which geopolitical factors impacted demand for their business.

athenahealth also detracted. Concerns about the company’s growth in 2017 weighed on the stock in the fourth quarter, as did uncertainty about the Trump administration’s commitment to incentivizing health care companies to adopt better health care technology infrastructure. News that the company’s COO was leaving also negatively affected the stock. We view these issues as transitory. Late in the period, the company issued new guidance for 2017 that was more positive. athenahealth’s cloud-based software services for electronic health records, revenue cycle management and patient care coordination have the potential to remove inefficiency from the health care system and the business rationale for adopting these services remains compelling, even if some of the tax incentives for health care companies to adopt new technology go away. We also think the management team has a deep bench and are not concerned about the chief operating officer’s departure.

While the stocks mentioned above detracted from performance, we were pleased by the results of many other companies we hold. Microsoft was one of our largest contributors. We continue to like the way the CEO is improving the company. The decision to move the

Janus Aspen Series	1

Janus Aspen Janus Portfolio (unaudited)

Microsoft Office suite to a cloud-based, subscription model should create a recurring revenue stream for the company. We also believe Microsoft’s Azure platform, which is the second-largest cloud provider of technology infrastructure, positions the company for growth as businesses seek more cost-effective, cloud-based IT solutions. The stock has been up as the market has come to appreciate how management has transformed the legacy software company.

Comcast was another contributor. A strong advertising environment and better- than-expected subscriber growth helped lift the broadcasting and cable TV company’s stock early in the year. We’ve trimmed our position size in the portfolio due to some concerns about the increasing competitive intensity in the cable distribution industry. However, there are still elements we like about the company. We believe its strong broadband capabilities and leading product innovation leave it more insulated from the risk of substitute video services than most other pay television providers. We also like the way the management team has executed in a competitive environment for cable distributors, as investments in better products and improved customer service are resulting in market share gains for the company.

Finally, Amazon was another contributor. Earnings grew at a heady clip for Amazon during the year, and we believe that earnings growth is sustainable because the company has entrenched itself as the go-to online shopping platform. Amazon has already rewritten the rules for retail shopping, yet it continues to build on its tremendous scale and distribution advantage – the company now has a distribution center located within 20 miles of almost half the U.S. population – to offer faster delivery of retail goods at cheaper prices. The company’s cloud services platform, Amazon Web Services, is also offering a disruptive pricing model for businesses seeking IT functions in the cloud.

We continue to be excited about the long-term growth potential of the holdings in our portfolio.

DERIVATIVES

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Thank you for your investment in Janus Aspen Janus Portfolio.

2	DECEMBER 31, 2016

Janus Aspen Janus Portfolio (unaudited)

Portfolio At A Glance

December 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Microsoft Corp	0.81%	Allergan plc	-0.88%
	Comcast Corp	0.41%	Norwegian Cruise Line Holdings Ltd	0.59%
	Amazon.com Inc	0.39%	athenahealth Inc	-0.54%
	Dunkin' Brands Group Inc	0.33%	Endo International PLC	-0.48%
	Facebook Inc	0.32%	Kroger Co	-0.33%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Real Estate	0.13%	1.07%	0.91%
	Utilities	0.07%	0.23%	0.05%
	Materials	-0.13%	1.25%	3.56%
	Other**	-0.14%	2.77%	0.00%
	Telecommunication Services	-0.14%	0.74%	1.75%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	-1.55%	34.02%	29.48%
	Health Care	-0.89%	16.21%	16.47%
	Industrials	-0.86%	10.05%	10.79%
	Consumer Discretionary	-0.82%	20.51%	20.97%
	Consumer Staples	-0.79%	7.53%	10.77%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Aspen Janus Portfolio (unaudited)

Portfolio At A Glance

December 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Alphabet Inc - Class C
Internet Software & Services	6.1%
Microsoft Corp
Software	5.5%
Amazon.com Inc
Internet & Direct Marketing Retail	3.3%
salesforce.com Inc
Software	2.7%
Apple Inc
Technology Hardware, Storage & Peripherals	2.4%
20.0%

Asset Allocation - (% of Net Assets)
Common Stocks	98.5%
Investment Companies	1.2%
OTC Purchased Options – Calls	0.0%
Other	0.3%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2016	As of December 31, 2015

4	DECEMBER 31, 2016

Janus Aspen Janus Portfolio (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016					per the May 1, 2016 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	0.50%	13.08%	6.61%	7.71%	0.76%
Service Shares	0.27%	12.80%	6.35%	7.42%	1.02%
Russell 1000 Growth Index	7.08%	14.50%	8.33%	8.60%
S&P 500 Index	11.96%	14.66%	6.95%	9.13%
Core Growth Index	9.50%	14.59%	7.65%	8.90%
Morningstar Quartile - Institutional Shares	3rd	2nd	3rd	3rd
Morningstar Ranking - based on total returns for Large Growth Funds	1,133/1,497	685/1,371	727/1,170	281/474
Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, portfolio holdings and other details.

Returns shown do not represent actual returns since they do not include insurance charges. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2016 Morningstar, Inc. All Rights Reserved.

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Janus Aspen Janus Portfolio (unaudited)

Performance

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio's holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

Effective January 12, 2016, Barney Wilson and Jean Barnard are Co-Portfolio Managers of the Portfolio.

*The Portfolio’s inception date – September 13, 1993

6	DECEMBER 31, 2016

Janus Aspen Janus Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Institutional Shares	$1,000.00	$1,022.90	$3.00	$1,000.00	$1,022.17	$3.00	0.59%
Service Shares	$1,000.00	$1,011.70	$4.25	$1,000.00	$1,020.91	$4.27	0.84%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Aspen Janus Portfolio

Schedule of Investments

December 31, 2016

Shares or Contract Amounts		Value
Common Stocks – 98.5%
Aerospace & Defense – 3.6%
General Dynamics Corp	51,547	$8,900,105
Northrop Grumman Corp	25,827	6,006,844
TransDigm Group Inc	9,636	2,398,979
		17,305,928
Auto Components – 0.7%
Delphi Automotive PLC	48,048	3,236,033
Beverages – 1.6%
Coca-Cola Co	180,748	7,493,812
Biotechnology – 3.6%
Amgen Inc	50,055	7,318,541
Celgene Corp*	39,499	4,572,009
Regeneron Pharmaceuticals Inc*	6,769	2,484,832
Shire PLC (ADR)	14,518	2,473,577
		16,848,959
Building Products – 0.5%
AO Smith Corp	46,033	2,179,662
Capital Markets – 1.5%
Intercontinental Exchange Inc	121,870	6,875,905
Consumer Finance – 0.4%
Synchrony Financial	58,773	2,131,697
Containers & Packaging – 1.4%
Ball Corp	89,062	6,685,884
Diversified Consumer Services – 0.5%
ServiceMaster Global Holdings Inc*	62,905	2,369,631
Electrical Equipment – 0.6%
Sensata Technologies Holding NV*	70,528	2,747,066
Electronic Equipment, Instruments & Components – 2.7%
Amphenol Corp	82,807	5,564,630
Flex Ltd*	498,392	7,161,893
		12,726,523
Equity Real Estate Investment Trusts (REITs) – 2.0%
American Tower Corp	76,574	8,092,340
Colony Starwood Homes	44,434	1,280,143
		9,372,483
Food & Staples Retailing – 1.4%
Costco Wholesale Corp	42,534	6,810,119
Health Care Equipment & Supplies – 3.6%
Boston Scientific Corp*	333,966	7,223,685
STERIS PLC	50,813	3,424,288
Teleflex Inc	41,231	6,644,376
		17,292,349
Health Care Providers & Services – 0.2%
Aetna Inc	8,701	1,079,011
Health Care Technology – 1.5%
athenahealth Inc*	68,846	7,240,534
Hotels, Restaurants & Leisure – 6.2%
Aramark	179,050	6,395,666
Dunkin' Brands Group Inc	140,564	7,371,176
McDonald's Corp	64,395	7,838,159
Starbucks Corp	138,229	7,674,474
		29,279,475
Household Products – 2.0%
Colgate-Palmolive Co	37,365	2,445,166
Kimberly-Clark Corp	61,016	6,963,146
		9,408,312
Industrial Conglomerates – 1.9%
General Electric Co	147,461	4,659,768
Roper Technologies Inc	23,184	4,244,527
		8,904,295

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2016

Janus Aspen Janus Portfolio

Schedule of Investments

December 31, 2016

Shares or Contract Amounts		Value
Common Stocks – (continued)
Information Technology Services – 4.7%
Broadridge Financial Solutions Inc	38,533	$2,554,738
Fidelity National Information Services Inc	89,470	6,767,511
Mastercard Inc	54,465	5,623,511
Visa Inc	94,032	7,336,377
		22,282,137
Internet & Direct Marketing Retail – 3.9%
Amazon.com Inc*	20,980	15,732,273
Netflix Inc*	20,872	2,583,954
		18,316,227
Internet Software & Services – 10.0%
Alibaba Group Holding Ltd (ADR)*	24,416	2,143,969
Alphabet Inc - Class A*	3,124	2,475,614
Alphabet Inc - Class C*,†	37,251	28,751,067
CoStar Group Inc*	18,215	3,433,345
Facebook Inc	91,636	10,542,722
		47,346,717
Life Sciences Tools & Services – 2.9%
Quintiles IMS Holdings Inc*	98,671	7,503,929
Thermo Fisher Scientific Inc	44,277	6,247,485
		13,751,414
Media – 1.8%
Comcast Corp	65,532	4,524,985
Liberty Global PLC*	129,905	3,858,178
		8,383,163
Multiline Retail – 1.8%
Dollar General Corp	115,615	8,563,603
Oil, Gas & Consumable Fuels – 0.9%
Anadarko Petroleum Corp	24,482	1,707,130
Antero Resources Corp*	103,155	2,439,616
		4,146,746
Personal Products – 0.6%
Estee Lauder Cos Inc	40,223	3,076,657
Pharmaceuticals – 5.9%
Allergan plc	29,104	6,112,131
Bristol-Myers Squibb Co	169,571	9,909,729
Eli Lilly & Co	93,164	6,852,212
Jazz Pharmaceuticals PLC*	18,574	2,025,123
Zoetis Inc	55,596	2,976,054
		27,875,249
Professional Services – 4.5%
Equifax Inc	37,588	4,444,029
IHS Markit Ltd*	138,096	4,889,979
Nielsen Holdings PLC	108,750	4,562,062
Verisk Analytics Inc*	93,847	7,617,561
		21,513,631
Real Estate Management & Development – 1.2%
CBRE Group Inc*	170,163	5,358,433
Colony American Homes III§	442,372	456,289
		5,814,722
Road & Rail – 0.7%
Canadian Pacific Railway Ltd	24,529	3,502,005
Semiconductor & Semiconductor Equipment – 2.0%
Microchip Technology Inc	48,352	3,101,781
Taiwan Semiconductor Manufacturing Co Ltd	288,942	1,618,287
Texas Instruments Inc	32,970	2,405,821
Xilinx Inc	40,416	2,439,914
		9,565,803
Software – 14.6%
Activision Blizzard Inc	88,933	3,211,371

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Aspen Janus Portfolio

Schedule of Investments

December 31, 2016

Shares or Contract Amounts		Value
Common Stocks – (continued)
Software – (continued)
Adobe Systems Inc*	111,629	$11,492,205
Cadence Design Systems Inc*	145,207	3,662,120
Microsoft Corp	416,341	25,871,430
salesforce.com Inc*	185,332	12,687,829
SS&C Technologies Holdings Inc	183,453	5,246,756
Tyler Technologies Inc*	35,108	5,012,369
Ultimate Software Group Inc*	12,119	2,209,900
		69,393,980
Specialty Retail – 0.8%
AutoZone Inc*	4,532	3,579,328
Technology Hardware, Storage & Peripherals – 2.4%
Apple Inc†	99,416	11,514,361
Textiles, Apparel & Luxury Goods – 1.0%
NIKE Inc	95,341	4,846,183
Tobacco – 2.2%
Altria Group Inc	153,243	10,362,292
Wireless Telecommunication Services – 0.7%
T-Mobile US Inc*	60,417	3,474,582
Total Common Stocks (cost $397,029,353)		467,296,478
Investment Companies – 1.2%
Money Markets – 1.2%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£ (cost $5,920,000)	5,920,000	5,920,000
OTC Purchased Options – Calls – 0%
Counterparty/Reference Asset
JPMorgan Chase & Co.:
Eli Lilly & Co, exercise price $80.00, expires January 2017*	152	1,004
Morgan Stanley & Co.:
Eli Lilly & Co, exercise price $80.00, expires January 2017*	155	1,024
Total OTC Purchased Options – Calls (premiums paid $145,374)		2,028
Total Investments (total cost $403,094,727) – 99.7%		473,218,506
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		1,198,003
Net Assets – 100%		$474,416,509

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$458,590,689	96.9%
United Kingdom	7,363,556	1.6
Canada	3,502,005	0.7
China	2,143,969	0.5
Taiwan	1,618,287	0.3

Total	$473,218,506	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2016

Janus Aspen Janus Portfolio

Notes to Schedule of Investments and Other Information

Russell 1000® Growth Index	Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
Core Growth Index	An internally-calculated, hypothetical combination of total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).
S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2016, is $23,157,420.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2016. Unless otherwise indicated, all information in the table is for the year ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/15	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Liquidity Fund LLC	17,559,010	98,053,033	(109,692,043)	5,920,000	$—	$52,238	$5,920,000

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes III	1/30/13	$555,244	$456,289	0.1%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2016. The issuer incurs all registration costs.

Janus Aspen Series	11

Janus Aspen Janus Portfolio

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities
Common Stocks
Real Estate Management & Development	$5,358,433	$-	$456,289
Semiconductor & Semiconductor Equipment	7,947,516	1,618,287	-
All Other	451,915,953	-	-
Investment Companies	-	5,920,000	-
OTC Purchased Options – Calls	-	2,028	-
Total Assets	$465,221,902	$7,540,315	$456,289

12	DECEMBER 31, 2016

Janus Aspen Janus Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments, at cost	$403,094,727
Unaffiliated investments, at value	467,298,506
Affiliated investments, at value	5,920,000
Cash	21,387
Non-interested Trustees' deferred compensation	8,790
Receivables:
Portfolio shares sold	1,101,241
Investments sold	441,470
Dividends	348,697
Foreign tax reclaims	1,931
Dividends from affiliates	627
Other assets	6,527
Total Assets	475,149,176
Liabilities:
Payables:	—
Portfolio shares repurchased	305,846
Advisory fees	206,205
Investments purchased	111,907
12b-1 Distribution and shareholder servicing fees	32,789
Professional fees	23,383
Transfer agent fees and expenses	22,948
Non-interested Trustees' deferred compensation fees	8,790
Portfolio administration fees	4,099
Non-interested Trustees' fees and expenses	4,065
Custodian fees	1,790
Accrued expenses and other payables	10,845
Total Liabilities	732,667
Net Assets	$474,416,509
Net Assets Consist of:
Capital (par value and paid-in surplus)	$422,827,269
Undistributed net investment income/(loss)	924,457
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(19,460,863)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	70,125,646
Total Net Assets	$474,416,509
Net Assets - Institutional Shares	$330,516,297
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,423,023
Net Asset Value Per Share	$28.93
Net Assets - Service Shares	$143,900,212
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,083,295
Net Asset Value Per Share	$28.31

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Aspen Janus Portfolio

Statement of Operations

For the year ended December 31, 2016

Investment Income:
Dividends	$5,483,988
Dividends from affiliates	52,238
Other income	12
Foreign tax withheld	(33,194)
Total Investment Income	5,503,044
Expenses:
Advisory fees	2,694,811
12b-1Distribution and shareholder servicing fees:
Service Shares	378,037
Transfer agent administrative fees and expenses:
Institutional Shares	119,092
Service Shares	51,186
Other transfer agent fees and expenses:
Institutional Shares	6,610
Service Shares	1,678
Professional fees	48,995
Portfolio administration fees	44,774
Shareholder reports expense	23,899
Registration fees	20,241
Non-interested Trustees’ fees and expenses	15,988
Custodian fees	14,834
Other expenses	96,240
Total Expenses	3,516,385
Net Investment Income/(Loss)	1,986,659
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	28,581,471
Total Net Realized Gain/(Loss) on Investments	28,581,471
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(28,910,524)
Total Change in Unrealized Net Appreciation/Depreciation	(28,910,524)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,657,606

See Notes to Financial Statements.

14	DECEMBER 31, 2016

Janus Aspen Janus Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015

Operations:
Net investment income/(loss)	$1,986,659	$2,423,025
Net realized gain/(loss) on investments	28,581,471	54,681,930
Change in unrealized net appreciation/depreciation	(28,910,524)	(25,084,006)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,657,606	32,020,949
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Institutional Shares	(1,882,866)	(2,514,668)
Service Shares	(579,147)	(760,540)
Total Dividends from Net Investment Income	(2,462,013)	(3,275,208)
Distributions from Net Realized Gain from Investment Transactions
Institutional Shares	(21,802,599)	(72,391,999)
Service Shares	(9,582,277)	(30,930,074)
Total Distributions from Net Realized Gain from Investment Transactions	(31,384,876)	(103,322,073)
Net Decrease from Dividends and Distributions to Shareholders	(33,846,889)	(106,597,281)
Capital Share Transactions:
Institutional Shares	(27,969,269)	(236,536)
Service Shares	(9,235,600)	24,363,244
Net Increase/(Decrease) from Capital Share Transactions	(37,204,869)	24,126,708
Net Increase/(Decrease) in Net Assets	(69,394,152)	(50,449,624)
Net Assets:
Beginning of period	543,810,661	594,260,285
End of period	$474,416,509	$543,810,661

Undistributed Net Investment Income/(Loss)	$924,457	$1,040,905

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Aspen Janus Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during each year ended December 31	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$30.84	$35.76	$34.20		$26.45	$22.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.17(1)	0.15(1)		0.16	0.27
Net realized and unrealized gain/(loss)	(0.03)	1.92	4.08		7.83	3.92
Total from Investment Operations	0.11	2.09	4.23		7.99	4.19
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.23)	(0.13)		(0.24)	(0.14)
Distributions (from capital gains)	(1.86)	(6.78)	(2.54)		—	(0.44)
Total Dividends and Distributions	(2.02)	(7.01)	(2.67)		(0.24)	(0.58)
Net Asset Value, End of Period	$28.93	$30.84	$35.76		$34.20	$26.45
Total Return*	0.50%	5.35%	12.99%		30.34%	18.59%
Net Assets, End of Period (in thousands)	$330,516	$380,663	$431,838		$433,603	$374,860
Average Net Assets for the Period (in thousands)	$353,738	$413,393	$420,607		$399,973	$377,786
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.71%	0.55%		0.54%	0.53%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.71%	0.55%		0.54%	0.53%
Ratio of Net Investment Income/(Loss)	0.47%	0.49%	0.44%		0.65%	1.08%
Portfolio Turnover Rate	58%	54%	60%		50%	38%
				1

Service Shares
For a share outstanding during each year ended December 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$30.24	$35.21	$33.74	$26.13	$22.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(1)	0.08(1)	0.06(1)	0.02	0.17
Net realized and unrealized gain/(loss)	(0.02)	1.89	4.03	7.79	3.91
Total from Investment Operations	0.04	1.97	4.09	7.81	4.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.16)	(0.08)	(0.20)	(0.11)
Distributions (from capital gains)	(1.86)	(6.78)	(2.54)	—	(0.44)
Total Dividends and Distributions	(1.97)	(6.94)	(2.62)	(0.20)	(0.55)
Net Asset Value, End of Period	$28.31	$30.24	$35.21	$33.74	$26.13
Total Return*	0.27%	5.08%	12.73%	29.99%	18.28%
Net Assets, End of Period (in thousands)	$143,900	$163,148	$162,422	$170,880	$177,638
Average Net Assets for the Period (in thousands)	$151,772	$166,602	$163,094	$174,538	$184,029
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.97%	0.80%	0.79%	0.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.97%	0.80%	0.79%	0.78%
Ratio of Net Investment Income/(Loss)	0.22%	0.25%	0.19%	0.41%	0.82%
Portfolio Turnover Rate	58%	54%	60%	50%	38%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	DECEMBER 31, 2016

Janus Aspen Janus Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Aspen Janus Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of December 31, 2016.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

Financial assets of $2,377,202 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

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Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2016 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than

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the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller

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for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Portfolio may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty. The Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Portfolio may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Portfolio purchased call options on various equity indices for the purpose of increasing exposure to broad equity risk.

During the year, the Portfolio purchased put options on various equity securities and ETFs for the purpose of decreasing exposure to individual equity risk.

During the year ended December 31, 2016, the average ending monthly market value amounts on purchased call and put options are $415 and $35,822, respectively.

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The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2016

Equity Contracts
Asset Derivatives:
Unaffiliated investments, at value	$ 2,028	(a)
(a)	Amounts relate to purchased options.

The following table provides information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Investments and foreign currency transactions	$(742,076)	(a)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$(143,346)	(a)

(a) Amounts relate to purchased options.
(b) Amounts relate to purchased options.

Please see the “Net Realized Gain/(Loss) on Investments” and “Change in Unrealized Net Appreciation/Depreciation” sections of the Portfolio’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

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A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables

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and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of December 31, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Portfolio’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase & Co.	$1,004	$—	$—	$1,004
Morgan Stanley & Co.	1,024	—	—	1,024

Total	$2,028	$—	$—	$2,028
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. The Portfolio's benchmark index used in the calculation is the Core Growth Index.

The calculation of the performance adjustment applies as follows:

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Notes to Financial Statements

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2016, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.53%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Effective May 1, 2016, Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Portfolio's Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $56,245 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2016. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account

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Notes to Financial Statements

then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $201,900 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2016, the Portfolio engaged in cross trades amounting to $2,354,918 in purchases and $1,992,654 in sales, resulting in a net realized loss of $123,607. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

26	DECEMBER 31, 2016

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Notes to Financial Statements

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and derivatives. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 825,820	$ 4,795,862	$ (23,370,699)	$ -	$ -	$ (6,924)	$ 69,345,181

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, preenactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2016
No Expiration
December 31, 2017	Short-Term	Long-Term	Accumulated Capital Losses
$ (23,370,699)	$ -	$ -	$ (23,370,699)

During the year ended December 31, 2016, capital loss carryovers of $23,370,699 were utilized by the Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 403,873,325	$81,330,323	$(11,985,142)	$ 69,345,181

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Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,462,013	$ 31,384,876	$ -	$ -

For the year ended December 31, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,275,208	$ 103,322,073	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (87)	$ 358,906	$ (358,819)

6. Capital Share Transactions

	Year ended December 31, 2016		Year ended December 31, 2015
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	291,626	$ 8,538,238	605,398	$20,512,266
Reinvested dividends and distributions	834,649	23,685,465	2,365,348	74,906,667
Shares repurchased	(2,048,258)	(60,192,972)	(2,701,063)	(95,655,469)
Net Increase/(Decrease)	(921,983)	$(27,969,269)	269,683	$ (236,536)
Service Shares:
Shares sold	497,999	$ 14,331,748	682,757	$23,169,461
Reinvested dividends and distributions	365,761	10,161,424	1,019,667	31,690,614
Shares repurchased	(1,176,387)	(33,728,772)	(919,451)	(30,496,831)
Net Increase/(Decrease)	(312,627)	$ (9,235,600)	782,973	$24,363,244

7. Purchases and Sales of Investment Securities

For the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 285,706,259	$ 346,004,841	$ -	$ -

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Notes to Financial Statements

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Portfolio (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Portfolio. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain portfolios. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Portfolio (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Portfolio and Janus Capital and interim sub-advisory agreements between Janus Capital and the Portfolio’s subadviser, as applicable. In the event shareholders of the Portfolio do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Portfolio upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Portfolio approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Portfolio’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Portfolio’s name will change to reflect “Janus Henderson” as part of the Portfolio’s name.

On December 8, 2016, the Board of Trustees of Janus Aspen Series approved changing the name, principal investment strategies, and portfolio management team of Janus Portfolio (collectively, the “Realignment”). Also on December 8, 2016, the Board of Trustees of Janus Investment Fund approved a merger of the Janus Fund into Janus Research Fund (the “Janus Fund Merger”), both series of Janus Investment Fund. Janus Portfolio is managed in a manner similar to Janus Fund. In order to streamline the Janus Capital product lineup and to more efficiently manage the portfolios, Janus Capital recommended, and the Board of Trustees approved, the Realignment subject to completion of the Janus Fund Merger and approval by Janus Portfolio shareholders of an amended and restated investment advisory agreement (the “Amended Advisory Agreement”). In connection with the Realignment, the Board of Trustees approved the Amended Advisory Agreement between Janus Capital and Janus Portfolio, which reflects a change to the benchmark index and performance hurdle used to calculate Janus Portfolio’s performance-adjusted investment advisory fee, in order to align with Janus Research.

The Amended Advisory Agreement is subject to approval by shareholders of the Janus Portfolio. The Realignment is not subject to shareholder approval. Subject to the completion of the Janus Fund Merger and shareholder approval of the Amended Advisory Agreement, the Realignment would result in a name change, investment strategy changes, and portfolio manager changes.

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Notes to Financial Statements

Name Change: The name of the Portfolio would be changed from “Janus Portfolio” to “Janus Research Portfolio.”

Investment Strategy Changes: The Portfolio would continue to focus on a portfolio of large cap common stocks, with the ability to invest in companies of any size. Following the Realignment, the Portfolio would apply an investment process in which a team of Janus Capital’s equity research analysts, overseen by the Portfolio Oversight Team led by Janus Capital’s Director of Research (the “Research Team”), selects investments that represent the Research Team’s high-conviction investment ideas in all market capitalizations and styles and expects to be broadly diversified among a variety of industry sectors, whereas the Portfolio’s current investment process, while utilizing ideas of the Research Team, is based on the portfolio managers applying their “bottom up” approach to selecting investments, which may result in broad diversification among industry sectors. The Portfolio does not currently have a formal policy to balance sector weightings, however, following the Realignment, securities held by the Portfolio may be sold to rebalance sector weightings. For additional information regarding the investment strategy changes, please see the Fund’s prospectuses.

Portfolio Manager Changes: Currently, co-portfolio managers Jean Barnard and Burton H. Wilson jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other. Following the Realignment, the Research Team (Janus Capital’s equity research analysts overseen by the Portfolio Oversight Team led by Carmel Wellso) will select investments for the Portfolio and Carmel Wellso will be responsible for the day-to-day management of the Portfolio.

In connection with the Realignment, if the Amended Advisory Agreement is approved by shareholders of the Portfolio, the benchmark index will change from the Core Growth Index to the Russell 1000® Growth Index and the performance hurdle used to calculate the performance fee adjustment will change from ± 4.50% to ± 5.00%.

The Core Growth Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%). The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Other than the change to the benchmark index and performance hurdle used to calculate the Portfolio’s performance fee adjustment and the date of execution, the terms of the amended investment advisory agreement are substantially similar to those of the current investment advisory agreement. The proxy statement relating to the proposal to approve the amended investment advisory agreement includes additional information regarding the performance adjustment calculation changes, including a comparison of the proposed and current performance fee benchmark indices, impact of proposed changes to the advisory fees, comparison of current and pro forma expenses of the Portfolio, and additional information regarding the calculation of the performance adjustment and the implementation of the changes to the performance adjustment.

Shareholders and contract owners of record of the Portfolio as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Aspen Janus Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Janus Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado
February 10, 2017

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS WITH JANUS CAPITAL AND JANUS CAPITAL AFFILIATES DURING THE PERIOD

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”) of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”) or Perkins Investment Management LLC (“Perkins”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s

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Additional Information (unaudited)

business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH and Perkins.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH or Perkins as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH or Perkins in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

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Additional Information (unaudited)

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• The Transaction is not expected to result in any changes to the portfolio managers providing services to the Funds.

• After the Transaction, the distribution and marketing services provided to the Janus Funds were expected to be improved or enhanced based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The

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Additional Information (unaudited)

term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH or Perkins, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Portfolio

Janus Capital met with the Trustees on December 7-8, 2016, to discuss the approval of an amended and restated investment advisory agreement (the “Amended Advisory Agreement”) between Janus Capital and the Trust on behalf of

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Additional Information (unaudited)

Janus Portfolio (for the purposes of this section, the “Fund” refers to Janus Portfolio) and other matters related to the proposed changes to the Fund’s name, principal investment strategies, and portfolio management team (the “Realignment”). At the meeting, the Trustees also discussed the Amended Advisory Agreement and other matters related to the Realignment with their independent counsel in executive session. During the course of this meeting, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of this meeting the Board also considered the proposal to merge the Janus Fund, a series of Janus Investment Fund, into the Janus Research Fund, another series of Janus Investment Fund, and undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital to the Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the Fund in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees approved the Amended Advisory Agreement and other matters related to the Realignment. In determining whether to approve the Amended Advisory Agreement, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of the Amended Advisory Agreement are substantially the same as the Current Advisory Agreement, except for the change to the advisory fee rate based on the amount of such outperformance or underperformance (the “Full Performance Rate”) and cumulative investment record of the Fund’s benchmark index (the “Performance Fee Benchmark”);

• the estimated impact of the change to the Full Performance Rate and Performance Fee Benchmark on the amount of advisory fees to be paid by the Fund, including consideration of comparative pro forma data showing the advisory fees payable if the Amended Advisory Agreement had been in place in prior years;

• the Fund’s investment team will be able to more efficiently manage the Fund’s portfolio, assuming the merger of the Janus Fund into Janus Research Fund is implemented, which may also provide benefits from opportunities to aggregate trading across funds that have similar investment strategies;

• Janus Capital’s belief that the Fund shareholders may benefit from the Realignment, as a result of the research-driven investment process to be implemented, which includes lower historical transaction costs and potential performance gains from securities lending as compared to the Fund’s current investment approach;

• the Realignment was being proposed as part of Janus Capital’s efforts to streamline its product line;

• Janus Capital’s belief that the Fund would benefit from Janus Capital’s operational efficiencies resulting from the merger of the Janus Fund into the Janus Research Fund and the Realignment, including a potentially more efficient and effective investment management approach providing the potential for a growing fund and improved performance after the Realignment;

• the costs of seeking approval of the Amended Advisory Agreement will be borne by Janus Capital;

• the costs incurred to reposition the Fund’s portfolio in connection with the Realignment;

• the potential tax consequences of any repositioning of the Fund’s portfolio as a result of the Merger; and any potential benefits of Janus Capital and its affiliates as a result of the Realignment.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2016:

Capital Gain Distributions	$31,384,876
Dividends Received Deduction Percentage	100%

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Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging
Growth and Equity Fund I (early stage venture capital
fund) (since 2014) and Managing Trustee of National
Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jean Barnard 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Aspen Janus Portfolio	1/16-Present	Portfolio Manager for other Janus accounts and Analyst for Janus Capital.
Burton H. Wilson 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Aspen Janus Portfolio	5/11-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Assistant Director of Equity Research (2009-2014).
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

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Notes

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Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7540				109-02-81111 02-17

ANNUAL REPORT December 31, 2016

Janus Aspen Overseas Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Aspen Overseas Portfolio

Janus Aspen Overseas Portfolio (unaudited)

PORTFOLIO SNAPSHOT

We believe in investing in companies where the underlying free cash flow power, based on our deep research of the company’s fundamentals, is underestimated by the market. We invest opportunistically, seeking high-conviction, long-term investments in the most compelling international growth companies regardless of geography.

George Maris portfolio manager

PERFORMANCE OVERVIEW

Janus Aspen Overseas Portfolio’s Institutional Shares and Service Shares returned -6.45% and -6.71%, respectively, over the 12-month period ended December 31, 2016. The Portfolio’s primary benchmark, the MSCI All Country World ex-U.S. Index, returned 4.50%, and its secondary benchmark, the MSCI EAFE Index, returned 1.00% during the period.

MARKET ENVIRONMENT

Global stocks registered gains in 2016, but experienced bouts of extreme volatility. Equities started the year lower due to concerns about the health of the Chinese economy and fear about how falling oil prices could affect the energy sector. The UK’s decision to leave the European Union (EU) in June’s “Brexit” referendum jolted markets, but investors soon regained their composure and sent shares higher. Stocks climbed further after the November U.S. presidential election on the expectation that the new administration would champion pro-growth initiatives.

PERFORMANCE DISCUSSION

The portfolio underperformed both its primary and secondary benchmark during the year. The Portfolio historically invests where our research uncovers stock prices that do not reflect the free cash flow growth power of a company’s fundamentals. We believe opportunistic, high-conviction investing works over the long term as stock prices ultimately reflect the fundamentals of their underlying companies. When we began managing the portfolio early this year we sought to maintain the same high-conviction approach that was previously pursued in the portfolio, and as we look across the portfolio today, we are encouraged by the long-term opportunities we believe lie ahead for our companies. However, our performance during the past year was hurt largely by some concentrated positions we inherited when we took over management of the portfolio.

Stock selection in the energy sector was the largest detractor from performance. At the beginning of the year, we had a large exposure to the energy sector. As we transitioned management of the portfolio over the year, we sought more balanced exposures by region and sector. In doing so we exited or trimmed the positions of many of the speculative energy companies we inherited, and are now comfortable with our exposures. However, during turbulent oil markets in early 2016, shares of these more speculative companies were thinly traded and we thought it best to be patient in trimming those positions. Holding those positions at the beginning of the year when oil prices sunk and energy stocks plummeted negatively affected performance. In particular, two such inherited energy holdings, Sequa Petroleum and Cobalt International Energy, were the Portfolio’s largest detractors. We have significantly reduced both positions.

We also inherited positions in a number of companies outside the energy sector that were large detractors. Global Brands Group is an example of an inherited position that was a significant detractor. We exited the position during the year.

While the previously mentioned stocks negatively affected performance this year, we were pleased by the results of many other companies in our portfolio. Rio Tinto Limited was our largest contributor. As the outlook for commodities prices improved with the global economic outlook, shares of the iron-ore producer rebounded. We continue to like the company and believe Rio Tinto possesses world-class mining assets. We also believe the company’s management team will restructure the business through cost-cutting and better capital allocation, which should lead to greater cash flow generation and ultimately better returns for shareholders.

BNP Paribas was another top contributor. BNP and other bank stocks in our portfolio were up significantly toward the end of the year as the market anticipated the benefits of an improving global economy on banks. Heading into

Janus Aspen Series	1

Janus Aspen Overseas Portfolio (unaudited)

2016, bank stocks were trading at substantial discounts to tangible book values. Our view was these banks benefited from a more concentrated industry, and they carried more capital and less risk than potentially any point in their history. The market is finally coming around to the opportunity ahead for banks, where low interest rates compressed net interest margins by 70% over the last decade and a weak economy has reduced capital market activity and loan demand. Even a small pickup in economic activity or increase in rates could generate powerful effects on their bottom lines.

ARM Holdings was another top contributor worth highlighting. The company’s share price appreciated on news it would be acquired by Japanese telecommunications firm SoftBank Group. With the close of the sale in September, we exited our position. We were not surprised that ARM was an acquisition target. The firm designs core microprocessors for nearly all of the world's mobile phones and tablet computers, and also licenses processor designs used in a range of electronics including televisions, automobiles and printers. The company has become the de facto building block on which logic semiconductors build their processors, making ARM a pivotal player in the evolution of the “Internet of Things” (IOT), a concept that all of the electronic devices consumers use in their daily lives will interact with each other.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the portfolio.

OUTLOOK

We believe the U.S. election could be a game changer for the rest of the world. With less political gridlock, a Republican-controlled White House and Congress are likely to reduce corporate taxes, increase fiscal spending, and perhaps most important, bring back animal spirits that encourage businesses and consumers to start spending again. The latter could be particularly good for the economy. As these changes work their way through the economy we expect inflation to increase, which could be good for equities.

The rise in U.S. growth could have a powerful effect on the rest of the world. As inflation picks up and the U.S. begins raising interest rates, foreign currencies could weaken further, benefiting exporting economies in Japan, China and Europe. A key risk to the global economy is how trade policies evolve, but we think the strongest statements from the Trump administration against global trade are primarily rhetoric. The U.S. will likely walk away from the Trans Pacific Partnership (TPP) and we would not be surprised to see new incentives for U.S. companies to build locally, but we do not expect trade wars to ensue. Instead, a stronger dollar and increased U.S. demand should be a net positive overseas.

We believe our portfolio is positioned for the positive changes ahead. As we highlight in the performance discussion above, we believed global banks were trading at deep discounts due to fears of a recession and even a potential financial crisis. We thought those fears were overblown and took positions in a number of banks we believed are high-quality franchises. Some of those banks were top performers this quarter, and we continue to like their prospects as the global economy improves and interest rates pick up even slightly. Outside the financial sector, we took advantage of other buying opportunities among undervalued companies with sound fundamentals that, until recently, were ignored by the market in favor of more defensive stocks. We look forward to how these companies perform in the months ahead.

Thank you for your continued investment in Janus Aspen Overseas Portfolio.

2	DECEMBER 31, 2016

Janus Aspen Overseas Portfolio (unaudited)

Portfolio At A Glance

December 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Rio Tinto Ltd	1.57%	Sequa Petroleum NV	-1.39%
	BNP Paribas SA	1.11%	Cobalt International Energy Inc	-1.00%
	Hindustan Zinc Ltd	1.01%	Global Brands Group Holdings Ltd	-0.87%
	ARM Holdings PLC	0.90%	Intesa Sanpaolo SpA	-0.81%
	Sumco Corp	0.81%	Atlas Mara Ltd	-0.75%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI All Country World ex-U.S. Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	0.86%	15.99%	8.90%
	Materials	0.68%	5.52%	7.22%
	Health Care	0.12%	6.74%	8.92%
	Utilities	0.07%	0.75%	3.45%
	Real Estate	0.05%	0.32%	1.12%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI All Country World ex-U.S. Index
		Contribution	(Average % of Equity)	Weighting
	Energy	-4.31%	8.04%	6.57%
	Financials	-2.78%	21.90%	24.52%
	Industrials	-2.58%	10.40%	11.54%
	Consumer Discretionary	-1.90%	15.49%	11.67%
	Other**	-0.23%	2.99%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Portfolio At A Glance

December 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Rio Tinto Ltd
Metals & Mining	5.2%
BNP Paribas SA
Banks	4.8%
AIA Group Ltd
Insurance	4.2%
Nippon Telegraph & Telephone Corp
Diversified Telecommunication Services	4.1%
Diageo PLC
Beverages	3.9%
22.2%

Asset Allocation - (% of Net Assets)
Common Stocks	97.3%
Investment Companies	1.6%
Preferred Stocks	0.7%
Other	0.4%
100.0%

Emerging markets comprised 21.9% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2016	As of December 31, 2015

4	DECEMBER 31, 2016

Janus Aspen Overseas Portfolio (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016					per the May 1, 2016 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	-6.45%	-0.41%	-0.84%	7.92%	0.56%
Service Shares	-6.71%	-0.66%	-1.09%	7.77%	0.82%
MSCI All Country World ex-U.S. Index	4.50%	5.00%	0.96%	N/A**
MSCI EAFE Index	1.00%	6.53%	0.75%	4.42%
Morningstar Quartile - Institutional Shares	4th	4th	4th	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	758/782	626/635	404/476	10/137
Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, portfolio holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns shown do not represent actual returns since they do not include insurance charges. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

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Janus Aspen Overseas Portfolio (unaudited)

Performance

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio's holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

Effective January 1, 2016, George Maris is Portfolio Manager of the Portfolio.

*The Portfolio’s inception date – May 2, 1994

**Since inception return is not shown for the index because the index's inception date differs significantly from the Portfolio's inception date.

6	DECEMBER 31, 2016

Janus Aspen Overseas Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Institutional Shares	$1,000.00	$1,078.80	$2.82	$1,000.00	$1,022.42	$2.75	0.54%
Service Shares	$1,000.00	$1,077.10	$4.12	$1,000.00	$1,021.17	$4.01	0.79%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Aspen Overseas Portfolio

Schedule of Investments

December 31, 2016

Shares		Value
Common Stocks – 97.3%
Aerospace & Defense – 2.6%
Safran SA	249,733	$17,977,540
Automobiles – 3.5%
Chongqing Changan Automobile Co Ltdß	2,388,296	5,123,775
Hyundai Motor Co	67,896	8,158,578
Mahindra & Mahindra Ltd	614,246	10,674,533
		23,956,886
Banks – 15.0%
Atlas Mara Ltd*	1,635,172	3,188,585
Banca Popolare di Milano Scarl	15,840,862	5,970,962
BNP Paribas SA	522,510	33,279,818
ING Groep NV	1,723,483	24,250,946
Mitsubishi UFJ Financial Group Inc	4,214,500	25,913,929
Permanent TSB Group Holdings PLC*	3,544,640	10,278,535
		102,882,775
Beverages – 3.9%
Diageo PLC	1,027,318	26,573,420
Construction & Engineering – 3.3%
13 Holdings Ltd*	27,021,900	7,894,345
Eiffage SA	214,974	14,986,192
		22,880,537
Diversified Telecommunication Services – 4.1%
Nippon Telegraph & Telephone Corp	674,100	28,339,965
Electrical Equipment – 2.0%
ABB Ltd*	659,139	13,879,868
Equity Real Estate Investment Trusts (REITs) – 0.9%
Japan Hotel REIT Investment Corp	9,391	6,307,149
Food Products – 1.7%
Associated British Foods PLC	339,516	11,472,507
Hotels, Restaurants & Leisure – 3.3%
Cox & Kings Ltd	1,080,918	2,849,125
GVC Holdings PLC	1,583,913	12,525,234
Merlin Entertainments PLC	1,209,855	6,683,988
Orascom Development Holding AG*	65,183	327,128
		22,385,475
Household Durables – 2.2%
Sony Corp	538,900	14,978,537
Information Technology Services – 1.2%
Otsuka Corp	75,800	3,533,744
Worldpay Group PLC	1,444,291	4,789,042
		8,322,786
Insurance – 8.2%
AIA Group Ltd	5,183,600	29,010,296
NN Group NV	377,205	12,771,350
Tokio Marine Holdings Inc	364,800	14,918,777
		56,700,423
Internet & Direct Marketing Retail – 2.9%
Ctrip.com International Ltd (ADR)*	297,245	11,889,800
MakeMyTrip Ltd*	377,468	8,379,790
		20,269,590
Internet Software & Services – 6.3%
Alibaba Group Holding Ltd (ADR)*	257,919	22,647,867
Auto Trader Group PLC (144A)	1,152,272	5,800,853
Tencent Holdings Ltd	603,100	14,638,098
		43,086,818
Machinery – 1.4%
FANUC Corp	55,100	9,318,642
Metals & Mining – 7.2%
Hindustan Zinc Ltd	3,692,019	13,822,585

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2016

Janus Aspen Overseas Portfolio

Schedule of Investments

December 31, 2016

Shares		Value
Common Stocks – (continued)
Metals & Mining – (continued)
Rio Tinto Ltd	834,581	$35,893,357
		49,715,942
Multi-Utilities – 0.9%
National Grid PLC	538,930	6,301,919
Oil, Gas & Consumable Fuels – 6.0%
Canadian Natural Resources Ltd	519,631	16,565,836
Cobalt International Energy Inc*	505,123	616,250
Petroleo Brasileiro SA (ADR)*	1,044,173	10,556,589
Sequa Petroleum NV*	3,401,542	286,409
TOTAL SA	254,232	12,976,095
		41,001,179
Pharmaceuticals – 6.1%
AstraZeneca PLC	252,702	13,702,580
Sanofi	244,464	19,768,391
Teva Pharmaceutical Industries Ltd (ADR)	241,832	8,766,410
		42,237,381
Semiconductor & Semiconductor Equipment – 4.0%
ASML Holding NV	68,810	7,708,613
Sumco Corp	675,100	8,674,513
Taiwan Semiconductor Manufacturing Co Ltd	2,046,000	11,459,098
		27,842,224
Software – 1.7%
Nexon Co Ltd	628,700	9,087,201
Nintendo Co Ltd	13,800	2,885,199
		11,972,400
Technology Hardware, Storage & Peripherals – 1.9%
Samsung Electronics Co Ltd	8,653	12,787,426
Textiles, Apparel & Luxury Goods – 1.7%
Samsonite International SA	4,053,600	11,533,030
Thrifts & Mortgage Finance – 2.1%
LIC Housing Finance Ltd	1,759,079	14,483,383
Tobacco – 3.2%
Reynolds American Inc	396,455	22,217,338
Total Common Stocks (cost $654,057,093)		669,425,140
Preferred Stocks – 0.7%
Pharmaceuticals – 0.7%
Teva Pharmaceutical Industries Ltd, 7.0000% (cost $7,972,547)	7,881	5,083,245
Investment Companies – 1.6%
Money Markets – 1.6%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£ (cost $10,858,140)	10,858,140	10,858,140
Total Investments (total cost $672,887,780) – 99.6%		685,366,525
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		2,488,114
Net Assets – 100%		$687,854,639

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Aspen Overseas Portfolio

Schedule of Investments

December 31, 2016

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$123,957,656	18.1%
France	98,988,036	14.4
United Kingdom	87,849,543	12.8
China	54,299,540	7.9
India	50,209,416	7.3
Hong Kong	48,437,671	7.1
Netherlands	45,017,318	6.6
Australia	35,893,357	5.2
United States	33,691,728	4.9
South Korea	20,946,004	3.1
Canada	16,565,836	2.4
Switzerland	14,206,996	2.1
Israel	13,849,655	2.0
Taiwan	11,459,098	1.7
Brazil	10,556,589	1.5
Ireland	10,278,535	1.5
Italy	5,970,962	0.9
South Africa	3,188,585	0.5

Total	$685,366,525	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2016

Janus Aspen Overseas Portfolio

Notes to Schedule of Investments and Other Information

MSCI All Country World ex- U.S. IndexSM

An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI EAFE® Index

A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® (Europe, Australasia, Far East) Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2016 is $5,800,853, which represents 0.8% of net assets.

*	Non-income producing security.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2016. Unless otherwise indicated, all information in the table is for the year ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/15	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Collateral Fund LLC	84,937,316	33,431,092	(118,368,408)	—	$—	$108,510(1)	$—
Janus Cash Liquidity Fund LLC	18,707,218	227,565,922	(235,415,000)	10,858,140	—	77,212	10,858,140

Total					$—	$185,722	$10,858,140
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

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Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities
Common Stocks
Aerospace & Defense	$-	$17,977,540	$-
Automobiles	-	23,956,886	-
Banks	3,188,585	99,694,190	-
Beverages	-	26,573,420	-
Construction & Engineering	-	22,880,537	-
Diversified Telecommunication Services	-	28,339,965	-
Electrical Equipment	-	13,879,868	-
Equity Real Estate Investment Trusts (REITs)	-	6,307,149	-
Food Products	-	11,472,507	-
Hotels, Restaurants & Leisure	-	22,385,475	-
Household Durables	-	14,978,537	-
Information Technology Services	-	8,322,786	-
Insurance	-	56,700,423	-
Internet Software & Services	22,647,867	20,438,951	-
Machinery	-	9,318,642	-
Metals & Mining	-	49,715,942	-
Multi-Utilities	-	6,301,919	-
Oil, Gas & Consumable Fuels	27,738,675	13,262,504	-
Pharmaceuticals	8,766,410	33,470,971	-
Semiconductor & Semiconductor Equipment	-	27,842,224	-
Software	-	11,972,400	-
Technology Hardware, Storage & Peripherals	-	12,787,426	-
Textiles, Apparel & Luxury Goods	-	11,533,030	-
Thrifts & Mortgage Finance	-	14,483,383	-
All Other	42,486,928	-	-
Preferred Stocks	-	5,083,245	-
Investment Companies	-	10,858,140	-
Total Assets	$104,828,465	$580,538,060	$-

12	DECEMBER 31, 2016

Janus Aspen Overseas Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments, at cost	$672,887,780
Unaffiliated investments, at value	674,508,385
Affiliated investments, at value	10,858,140
Cash	402
Restricted cash (Note 1)	408,229
Non-interested Trustees' deferred compensation	12,770
Receivables:
Investments sold	1,568,186
Dividends	1,105,260
Portfolio shares sold	219,710
Foreign tax reclaims	216,585
Dividends from affiliates	4,785
Other assets	9,402
Total Assets	688,911,854
Liabilities:
Payables:	—
Portfolio shares repurchased	496,193
Advisory fees	270,020
12b-1 Distribution and shareholder servicing fees	120,508
Printing fees	33,998
Transfer agent fees and expenses	32,767
Custodian fees	29,090
Professional fees	22,935
Non-interested Trustees' deferred compensation fees	12,770
Portfolio administration fees	5,948
Non-interested Trustees' fees and expenses	5,805
Accrued expenses and other payables	27,181
Total Liabilities	1,057,215
Net Assets	$687,854,639
Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,102,037,996
Undistributed net investment income/(loss)	4,217,914
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(430,714,213)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	12,312,942
Total Net Assets	$687,854,639
Net Assets - Institutional Shares	$158,362,443
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,388,955
Net Asset Value Per Share	$24.79
Net Assets - Service Shares	$529,492,196
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	22,181,572
Net Asset Value Per Share	$23.87

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Aspen Overseas Portfolio

Statement of Operations

For the year ended December 31, 2016

Investment Income:
Dividends	$16,231,024
Affiliated securities lending income, net	108,510
Dividends from affiliates	77,212
Other income	4,998
Foreign tax withheld	(2,053,690)
Total Investment Income	14,368,054
Expenses:
Advisory fees	2,847,033
12b-1Distribution and shareholder servicing fees:
Service Shares	1,379,890
Transfer agent administrative fees and expenses:
Institutional Shares	54,788
Service Shares	186,522
Other transfer agent fees and expenses:
Institutional Shares	3,068
Service Shares	5,857
Custodian fees	116,970
Shareholder reports expense	83,085
Professional fees	66,245
Portfolio administration fees	62,444
Non-interested Trustees’ fees and expenses	21,789
Registration fees	13,619
Other expenses	145,214
Total Expenses	4,986,524
Net Investment Income/(Loss)	9,381,530
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(392,855,271)
Total Net Realized Gain/(Loss) on Investments	(392,855,271)
Change in Unrealized Net Appreciation/Depreciation:(1)
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	329,093,314
Total Change in Unrealized Net Appreciation/Depreciation	329,093,314
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(54,380,427)

(1) Includes change in unrealized appreciation/depreciation of $193,744 due to foreign capital gains tax on investments.

See Notes to Financial Statements.

14	DECEMBER 31, 2016

Janus Aspen Overseas Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015

Operations:
Net investment income/(loss)	$9,381,530	$7,230,314
Net realized gain/(loss) on investments	(392,855,271)	16,603,616
Change in unrealized net appreciation/depreciation	329,093,314	(100,004,194)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(54,380,427)	(76,170,264)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Institutional Shares	(7,617,292)	(1,474,846)
Service Shares	(25,899,237)	(3,644,805)
Total Dividends from Net Investment Income	(33,516,529)	(5,119,651)
Distributions from Net Realized Gain from Investment Transactions
Institutional Shares	(5,075,628)	(8,412,655)
Service Shares	(17,952,378)	(21,557,128)
Total Distributions from Net Realized Gain from Investment Transactions	(23,028,006)	(29,969,783)
Net Decrease from Dividends and Distributions to Shareholders	(56,544,535)	(35,089,434)
Capital Share Transactions:
Institutional Shares	(3,344,597)	(150,814,041)
Service Shares	(15,725,190)	(57,936,571)
Net Increase/(Decrease) from Capital Share Transactions	(19,069,787)	(208,750,612)
Net Increase/(Decrease) in Net Assets	(129,994,749)	(320,010,310)
Net Assets:
Beginning of period	817,849,388	1,137,859,698
End of period	$687,854,639	$817,849,388

Undistributed Net Investment Income/(Loss)	$4,217,914	$28,160,072

See Notes to Financial Statements.

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Janus Aspen Overseas Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during each year ended December 31	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$28.80	$32.56	$42.02		$37.96	$38.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.38(1)	0.29(1)	0.59(1)		1.40	0.98
Net realized and unrealized gain/(loss)	(2.35)	(2.92)	(4.74)		3.91	3.39
Total from Investment Operations	(1.97)	(2.63)	(4.15)		5.31	4.37
Less Dividends and Distributions:
Dividends (from net investment income)	(1.22)	(0.19)	(1.26)		(1.25)	(0.27)
Distributions (from capital gains)	(0.82)	(0.94)	(4.05)		—	(4.29)
Total Dividends and Distributions	(2.04)	(1.13)	(5.31)		(1.25)	(4.56)
Net Asset Value, End of Period	$24.79	$28.80	$32.56		$42.02	$37.96
Total Return*	(6.45)%	(8.59)%	(11.87)%		14.56%	13.59%
Net Assets, End of Period (in thousands)	$158,362	$186,647	$364,378		$453,796	$492,360
Average Net Assets for the Period (in thousands)	$163,322	$306,322	$426,435		$458,592	$490,614
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.51%	0.53%		0.51%	0.49%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.50%	0.51%	0.53%		0.51%	0.49%
Ratio of Net Investment Income/(Loss)	1.50%	0.90%	1.52%		1.23%	1.09%
Portfolio Turnover Rate	103%	31%	36%		30%	36%
				1

Service Shares
For a share outstanding during each year ended December 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$27.84	$31.55	$40.92	$37.03	$37.38
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.30(1)	0.19(1)	0.48(1)	1.12	0.87
Net realized and unrealized gain/(loss)	(2.27)	(2.80)	(4.60)	3.96	3.31
Total from Investment Operations	(1.97)	(2.61)	(4.12)	5.08	4.18
Less Dividends and Distributions:
Dividends (from net investment income)	(1.18)	(0.16)	(1.20)	(1.19)	(0.24)
Distributions (from capital gains)	(0.82)	(0.94)	(4.05)	—	(4.29)
Total Dividends and Distributions	(2.00)	(1.10)	(5.25)	(1.19)	(4.53)
Net Asset Value, End of Period	$23.87	$27.84	$31.55	$40.92	$37.03
Total Return*	(6.71)%	(8.80)%	(12.10)%	14.28%	13.30%
Net Assets, End of Period (in thousands)	$529,492	$631,202	$773,482	$974,424	$1,017,085
Average Net Assets for the Period (in thousands)	$554,215	$722,654	$903,702	$971,802	$998,304
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.77%	0.78%	0.76%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.77%	0.78%	0.76%	0.74%
Ratio of Net Investment Income/(Loss)	1.25%	0.62%	1.27%	0.99%	0.89%
Portfolio Turnover Rate	103%	31%	36%	30%	36%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	DECEMBER 31, 2016

Janus Aspen Overseas Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Aspen Overseas Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

Janus Aspen Series	17

Janus Aspen Overseas Portfolio

Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

Financial assets of $52,664,928 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and

18	DECEMBER 31, 2016

Janus Aspen Overseas Portfolio

Notes to Financial Statements

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of December 31, 2016, the Portfolio has restricted cash in the amount of $408,229. The restricted cash represents collateral pledged in relation to investment quota for China A Shares. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2016 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative

Janus Aspen Series	19

Janus Aspen Overseas Portfolio

Notes to Financial Statements

purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

20	DECEMBER 31, 2016

Janus Aspen Overseas Portfolio

Notes to Financial Statements

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

During the year ended December 31, 2016, the average ending monthly currency value amounts on sold forward currency contracts $4,847,160. There were no forward currency contracts held at December 31, 2016.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Investments and foreign currency transactions	$(1,451,756)	(a)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$ 197,237	(a)

(a)	Amounts relate to forward currency contracts.
(b) Amounts relate to purchased options.

Please see the “Net Realized Gain/(Loss) on Investments” and “Change in Unrealized Net Appreciation/Depreciation” sections of the Portfolio’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants,

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Janus Aspen Overseas Portfolio

Notes to Financial Statements

including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

China A Shares

The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and an investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and an investment quota.

People’s Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the year ended December 31, 2016, Janus Capital, in its capacity as a QFII, invested in China A Shares on behalf of the Portfolio. With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, the Portfolio’s investment in China A Shares would be subject to the Portfolio’s limit of investing up to 15% of its net assets in illiquid investments. Current Chinese tax law

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Notes to Financial Statements

is unclear whether capital gains realized on the Portfolio’s investments in China A shares will be subject to tax. Because management believes it is more likely than not that Chinese capital gains tax ultimately will not be imposed, the Portfolio does not accrue for such taxes.

As of December 31, 2016, the Portfolio has available investment quota of $408,229. The Portfolio is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

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Notes to Financial Statements

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of December 31, 2016.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. The Portfolio's benchmark index used in the calculation is the MSCI All Country World-ex U.S. IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

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Notes to Financial Statements

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2016, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.40%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Effective May 1, 2016, Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Portfolio's Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $56,245 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2016. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments foreign currency

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Notes to Financial Statements

translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $201,900 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2016, the Portfolio engaged in cross trades amounting to $911,103 in purchases.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 6,295,578	$ -	$(429,743,646)	$ -	$ -	$ (189,074)	$ 9,453,785

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Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(62,595,131)	$(367,148,515)	$ (429,743,646)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 675,912,740	$74,658,523	$(65,204,738)	$ 9,453,785

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 36,194,611	$ 20,349,924	$ -	$ -

For the year ended December 31, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 5,119,651	$ 29,969,783	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 192,841	$ (192,841)

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Notes to Financial Statements

6. Capital Share Transactions

	Year ended December 31, 2016		Year ended December 31, 2015
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	431,642	$ 10,888,230	432,004	$ 13,561,361
Reinvested dividends and distributions	538,563	12,692,920	290,128	9,887,501
Shares repurchased	(1,061,659)	(26,925,747)	(5,432,938)	(174,262,903)
Net Increase/(Decrease)	(91,454)	$ (3,344,597)	(4,710,806)	$(150,814,041)
Service Shares:
Shares sold	2,221,193	$ 53,779,172	2,479,732	$ 74,993,834
Reinvested dividends and distributions	1,931,699	43,851,615	765,772	25,201,933
Shares repurchased	(4,645,045)	(113,355,977)	(5,088,598)	(158,132,338)
Net Increase/(Decrease)	(492,153)	$(15,725,190)	(1,843,094)	$ (57,936,571)

7. Purchases and Sales of Investment Securities

For the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$719,050,968	$ 774,314,627	$ -	$ -

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Portfolio (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Portfolio. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain portfolios. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Portfolio (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Portfolio and Janus Capital and interim sub-advisory agreements between Janus Capital and the Portfolio’s subadviser, as applicable. In the event shareholders of the Portfolio do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Portfolio upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Portfolio approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by

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Notes to Financial Statements

Janus Capital and the Portfolio’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Portfolio’s name will change to reflect “Janus Henderson” as part of the Portfolio’s name.

Shareholders and contract owners of record of the Portfolio as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Aspen Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Overseas Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado
February 10, 2017

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Janus Aspen Overseas Portfolio

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS WITH JANUS CAPITAL AND JANUS CAPITAL AFFILIATES DURING THE PERIOD

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”) of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”) or Perkins Investment Management LLC (“Perkins”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s

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Additional Information (unaudited)

business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH and Perkins.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH or Perkins as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH or Perkins in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

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Additional Information (unaudited)

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• The Transaction is not expected to result in any changes to the portfolio managers providing services to the Funds.

• After the Transaction, the distribution and marketing services provided to the Janus Funds were expected to be improved or enhanced based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The

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Additional Information (unaudited)

term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH or Perkins, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Portfolio

Janus Capital met with the Trustees on December 7-8, 2016, to discuss the approval of an amended and restated investment advisory agreement (the “Amended Advisory Agreement”) between Janus Capital and the Trust on behalf of

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Additional Information (unaudited)

Janus Portfolio (for the purposes of this section, the “Fund” refers to Janus Portfolio) and other matters related to the proposed changes to the Fund’s name, principal investment strategies, and portfolio management team (the “Realignment”). At the meeting, the Trustees also discussed the Amended Advisory Agreement and other matters related to the Realignment with their independent counsel in executive session. During the course of this meeting, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of this meeting the Board also considered the proposal to merge the Janus Fund, a series of Janus Investment Fund, into the Janus Research Fund, another series of Janus Investment Fund, and undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital to the Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the Fund in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees approved the Amended Advisory Agreement and other matters related to the Realignment. In determining whether to approve the Amended Advisory Agreement, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of the Amended Advisory Agreement are substantially the same as the Current Advisory Agreement, except for the change to the advisory fee rate based on the amount of such outperformance or underperformance (the “Full Performance Rate”) and cumulative investment record of the Fund’s benchmark index (the “Performance Fee Benchmark”);

• the estimated impact of the change to the Full Performance Rate and Performance Fee Benchmark on the amount of advisory fees to be paid by the Fund, including consideration of comparative pro forma data showing the advisory fees payable if the Amended Advisory Agreement had been in place in prior years;

• the Fund’s investment team will be able to more efficiently manage the Fund’s portfolio, assuming the merger of the Janus Fund into Janus Research Fund is implemented, which may also provide benefits from opportunities to aggregate trading across funds that have similar investment strategies;

• Janus Capital’s belief that the Fund shareholders may benefit from the Realignment, as a result of the research-driven investment process to be implemented, which includes lower historical transaction costs and potential performance gains from securities lending as compared to the Fund’s current investment approach;

• the Realignment was being proposed as part of Janus Capital’s efforts to streamline its product line;

• Janus Capital’s belief that the Fund would benefit from Janus Capital’s operational efficiencies resulting from the merger of the Janus Fund into the Janus Research Fund and the Realignment, including a potentially more efficient and effective investment management approach providing the potential for a growing fund and improved performance after the Realignment;

• the costs of seeking approval of the Amended Advisory Agreement will be borne by Janus Capital;

• the costs incurred to reposition the Fund’s portfolio in connection with the Realignment;

• the potential tax consequences of any repositioning of the Fund’s portfolio as a result of the Merger; and any potential benefits of Janus Capital and its affiliates as a result of the Realignment.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2016:

Capital Gain Distributions	$20,349,924
Foreign Taxes Paid	$2,053,691
Foreign Source Income	$16,048,654

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Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Aspen Overseas Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging
Growth and Equity Fund I (early stage venture capital
fund) (since 2014) and Managing Trustee of National
Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

44	DECEMBER 31, 2016

Janus Aspen Overseas Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Aspen Series	45

Janus Aspen Overseas Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

46	DECEMBER 31, 2016

Janus Aspen Overseas Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Aspen Overseas Portfolio

Trustees and Officers (unaudited)

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
George P. Maris 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Portfolio Manager Janus Aspen Overseas Portfolio	1/16-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

48	DECEMBER 31, 2016

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series	49

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7543				109-02-81120 02-17

ANNUAL REPORT December 31, 2016

Janus Aspen Perkins Mid Cap Value Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Aspen Perkins Mid Cap Value Portfolio

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

PORTFOLIO SNAPSHOT

We believe in the timeless adage of the "power of compounding" and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality undervalued stocks.

Tom Perkins co-portfolio manager	Kevin Preloger co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE REVIEW

During the 12 months ended December 31, 2016, Janus Aspen Perkins Mid Cap Value Portfolio’s Institutional Shares and Service Shares returned 19.03% and 18.76%, respectively, underperforming the Portfolio’s benchmark, the Russell Midcap Value Index, which returned 20%. Overall stock selection was positive, but our modest cash position weighed on the Portfolio’s performance.

Although the Portfolio underperformed its benchmark, it delivered strong upside capture during the year as both the Portfolio and benchmark rebounded sharply from the previous year. The Portfolio’s relative underperformance was led by our stock selection in materials, where many highly levered and hyper cyclical companies in the sector that we do not define as “high quality” were up sharply during the year. Stock selection in energy and financials, as well as an underweight to energy, also detracted from relative returns. Our industrial holdings were a notable outperformer as our defensive-oriented, higher-quality stocks held up better during the downturn and also managed to capture the majority of upside during the rebound. Relative underweights to real estate and utilities firms, as well as stock selection within those sectors, also contributed to performance.

MARKET ENVIRONMENT

The Portfolio’s benchmark rebounded sharply from the previous year. Some of the gains were due to U.S. election results. Investors expect the Trump administration to usher in a more business friendly regime as a result of less regulation, lower corporate tax rates and fiscal stimulus, which would be expected to provide a better environment for faster economic growth. Interest rates also increased as the Federal Reserve responded to higher levels of employment and inflation. Higher rates were beneficial to bank stocks but weighed on telecommunication and utilities, which tend to have high dividend yields and are viewed as bond proxies. Industrials, materials and energy stocks rallied on a recovery in commodity prices during the year and the decision of the Organization of the Petroleum Exporting Countries (OPEC) to cut production in 2017.

CONTRIBUTORS

Reinsurance company Allied World was the leading contributor during the period. The stock outperformed following the announcement of the proposed acquisition of Allied World by Canadian based insurer Fairfax Financial. The deal values Allied World at $54 a share, an 18% premium to the closing price prior to news of the acquisition. However, due to the modest premium, it is possible another bidder could still emerge, driving further upside. Thus we have maintained our position.

Another leading contributor was Cimarex Energy, an independent oil and gas exploration and production company with sizable assets in some of the most prolific fields in the U.S. During the first half of the year, the company reported production growth and earnings ahead of Wall Street estimates and raised its production outlook for the full year. While the commodity price has been challenging for the entire industry, Cimarex has navigated the choppy environment by streamlining costs, high grading production to its core areas and efficiently managing its balance sheet. We modestly trimmed our position on price strength, but continue to believe that the management team will protect the balance sheet while cautiously investing to restore production and returns.

Life insurance provider Torchmark outperformed due to the more defensive characteristics of the stock in comparison to other financial companies. Torchmark’s earnings volatility is not as driven by interest rates or equity markets, which has resulted in the stock acting more defensively in periods of lower interest rates and higher volatility. In addition, the rally in the oil and gas complex calmed investors who had been concerned with

Janus Aspen Series	1

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

the energy exposure in Torchmark’s bond portfolio. We trimmed some of our position on price strength, but it remains one of the Portfolio’s largest holdings.

DETRACTORS

The leading individual detractor was Western Gas Partners LP, a publicly traded master limited partnership (MLP) formed by Anadarko Petroleum Corporation in 2007 to own and operate midstream oil and natural gas assets. Western’s units underperformed early in the year. Although the company’s earnings results at the time were in line with expectations, MLPs faced headwinds such as weak commodity prices, elevated counterparty risks, lack of access to capital markets, decelerating distribution growth and a tough competitive landscape. We expected the difficult operating environment to remain thus we exited our position in Western Gas early in the year.

Another leading detractor was Home Shopping Network (HSN), which operates both the second-largest TV shopping retailer in the U.S. and the Cornerstone portfolio of catalog brands. Over half of the revenue comes from its online and mobile digital platforms. The company reported weaker-than-expected sales during the second half of the year as a tepid retail environment negatively impacted both digital segments. The near-term environment remains challenging, not just for HSN but retail in general. As a result of a less attractive reward-to-risk profile, we trimmed a significant portion of our position late in the year.

Dental and animal health supplier Patterson underperformed late in the year after reporting weak results and reducing its full-year guidance. The weakness was largely attributable to a combination of a slowdown in dental consumable sales, pharmaceutical pricing pressure within animal health, and management’s strategic decision not to extend an exclusive U.S. equipment distribution agreement. Although we believe the overall dental and animal health industry fundamentals are relatively attractive, we remain cautious as the company does not have a strong track record of executing. As a result of lowering our up and down price targets, the reward-to-risk ratio was unattractive, and we materially reduced our holdings in Patterson near the end of the year.

OUTLOOK AND POSITIONING

In our view, U.S. equity markets have priced in a future in which both the corporate and individual tax structure is overhauled, regulatory burdens are greatly reduced and fiscal stimulus is increased, resulting in a pro-growth backdrop that leads to faster GDP growth. This new environment has been priced into the equity markets despite much uncertainty about what the incoming administration will do and whether Congress will approve its proposals. With a Shiller price-to-earnings (P/E) ratio (using 10 years of inflation adjusted earnings data) of 28x we believe stocks are not cheap. There are a number of unknowns which the market is ignoring, in our opinion, including the new administration’s plan for trade policies which could be wildly inflationary as proposed in current form, disruptive of world trade, and also devastating for some industries that rely on importing finished goods from cheaper locales. On a positive note, those companies whose production and sales activities are entirely within U.S. borders could see a significantly reduced tax bill. The geopolitical reaction to the new Administration’s foreign policy is another important unknown. Given this amount of uncertainty, the exuberance that stocks have displayed since the election and the potential headwind if interest rates rise substantially, we believe that there is little margin for error in equity prices.

From a positioning standpoint, we remain overweight regional banks given the potential for improving fundamentals from higher interest rates and meaningful regulatory easing. While banks benefit from tax cuts and a better regulatory environment – just as many other industries would – they are unique in that some of the improvements that will help drive earnings for banks, such as higher interest rates and a steeper yield curve, have already occurred. Moreover bank valuations have only partially recovered to their levels of the previous decade. We also remain overweight high-quality industrials as we think the sector is the preferred vehicle to provide cyclical exposure given our underweight in energy. In our view, our overweight in consumer staples is a good counterbalance to the portfolio should volatility in the market increase given various factors previously mentioned. Additionally, the sector has been revalued lower given the move higher in interest rates.

Our primary focus continues to be fulfilling our client commitment by striving to minimize downside losses, while participating in market gains. We believe this should position us to compound returns at a higher rate over a complete market cycle with lower volatility. Three process elements which are routine at Perkins help us in our effort to fulfill our client commitment. First, we take a careful measure of balance sheet leverage. Many companies, including those with predictable earnings streams, have increased their debt burdens in recent years to finance

2	DECEMBER 31, 2016

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

mergers and acquisitions (M&A), stock buybacks and dividends. That said, it remains imperative to maintain this focus because hiccups can and sometimes do occur. Second, we consider whether a company has a strong industry position and focus on those which we believe have a durable competitive advantage. A substantial competitive moat can serve the dual purpose of protecting a business during tough times and enabling it to prosper during good times. Finally, we sketch out a downside scenario. Knowing how much you could lose before buying – having a keen awareness of the negative possibilities – may be the most powerful tool when attempting to minimize downside losses. We are certainly aware of the need to participate on the upside, but given the current valuations in the market and after a powerful rally over the past 12 months, focusing on the downside risks remains at the forefront of our thinking.

Thank you for your investment in Janus Aspen Perkins Mid Cap Value Portfolio.

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Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Portfolio At A Glance

December 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Allied World Assurance Co Holdings AG	0.75%	Western Gas Partners LP	-0.42%
	Cimarex Energy Co	0.71%	Oceaneering International Inc	-0.22%
	Torchmark Corp	0.68%	HSN Inc	-0.20%
	Trinity Industries Inc	0.67%	Lazard Ltd - Class A	-0.20%
	Southwest Gas Corp	0.65%	Patterson Cos Inc	-0.16%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell Midcap Value Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	1.90%	15.66%	10.72%
	Real Estate	1.17%	3.49%	4.81%
	Utilities	1.11%	7.54%	12.42%
	Consumer Discretionary	0.91%	4.44%	8.56%
	Health Care	0.19%	6.28%	5.24%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell Midcap Value Index
		Contribution	(Average % of Equity)	Weighting
	Materials	-1.31%	7.20%	6.08%
	Other**	-1.23%	5.25%	0.00%
	Energy	-1.07%	6.65%	9.25%
	Financials	-0.77%	25.89%	28.50%
	Information Technology	-0.55%	8.69%	9.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	DECEMBER 31, 2016

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Portfolio At A Glance

December 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Crown Holdings Inc
Containers & Packaging	2.6%
Conagra Brands Inc
Food Products	2.4%
Compass Minerals International Inc
Metals & Mining	2.3%
Noble Energy Inc
Oil, Gas & Consumable Fuels	2.3%
Torchmark Corp
Insurance	2.3%
11.9%

Asset Allocation - (% of Net Assets)
Common Stocks	94.9%
Repurchase Agreements	5.6%
Other	(0.5)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2016	As of December 31, 2015

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Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016					per the May 1, 2016 prospectuses
	One Year	Five Year	Ten Year	Since Inception	Total Annual Fund Operating Expenses
Institutional Shares	19.03%	11.86%	7.43%	11.03%#	0.64%
Service Shares	18.76%	11.57%	7.11%	10.48%*	0.89%
Russell Midcap Value Index	20.00%	15.70%	7.59%	11.87%**
Morningstar Quartile - Service Shares	2nd	4th	2nd	2nd
Morningstar Ranking - based on total returns for Mid-Cap Value Funds	185/407	322/353	123/298	110/229
Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

A Portfolio’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Portfolio has different risks. Please see a Janus prospectus for more information about risks, portfolio holdings and other details.

Real Estate Investment Trusts (REITs) may be subject to additional risks, including interest rate, management, tax, economic, environmental and concentration risks.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns shown do not represent actual returns since they do not include insurance charges. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

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Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Performance

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Portfolio's holdings may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

#Institutional Shares inception date – May 1, 2003

*Service Shares inception date – December 31, 2002

**The Russell Midcap Value Index’s since inception returns are calculated from December 31, 2002.

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Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Institutional Shares	$1,000.00	$1,113.60	$3.24	$1,000.00	$1,022.07	$3.10	0.61%
Service Shares	$1,000.00	$1,111.90	$4.57	$1,000.00	$1,020.81	$4.37	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Common Stocks – 94.9%
Aerospace & Defense – 1.7%
BWX Technologies Inc	50,562	$2,007,311
Banks – 8.3%
CIT Group Inc	43,670	1,863,836
Citizens Financial Group Inc	51,779	1,844,886
Fifth Third Bancorp	52,429	1,414,010
Investors Bancorp Inc	71,997	1,004,358
Umpqua Holdings Corp	119,875	2,251,252
Wintrust Financial Corp	21,296	1,545,451
		9,923,793
Beverages – 1.0%
Dr Pepper Snapple Group Inc	13,566	1,230,029
Building Products – 1.8%
Simpson Manufacturing Co Inc	48,482	2,121,087
Capital Markets – 3.5%
Affiliated Managers Group Inc*	11,213	1,629,249
Invesco Ltd	82,024	2,488,608
		4,117,857
Chemicals – 3.8%
Potash Corp of Saskatchewan Inc	87,042	1,574,590
Valvoline Inc	56,459	1,213,868
Westlake Chemical Corp	31,142	1,743,641
		4,532,099
Commercial Services & Supplies – 1.6%
Republic Services Inc	12,997	741,479
Waste Connections Inc	15,574	1,223,961
		1,965,440
Communications Equipment – 0.9%
F5 Networks Inc*	7,043	1,019,263
Construction & Engineering – 0.8%
Valmont Industries Inc	6,460	910,214
Containers & Packaging – 3.6%
Crown Holdings Inc*	58,468	3,073,663
Packaging Corp of America	14,763	1,252,198
		4,325,861
Electric Utilities – 5.1%
Alliant Energy Corp	53,754	2,036,739
Great Plains Energy Inc	48,508	1,326,694
Pinnacle West Capital Corp	20,820	1,624,585
PNM Resources Inc	32,194	1,104,254
		6,092,272
Electrical Equipment – 2.8%
AMETEK Inc	42,086	2,045,380
Generac Holdings Inc*	31,071	1,265,832
		3,311,212
Energy Equipment & Services – 0.5%
Baker Hughes Inc	8,742	567,968
Equity Real Estate Investment Trusts (REITs) – 10.0%
Alexandria Real Estate Equities Inc	12,777	1,419,908
Equity Commonwealth*	53,800	1,626,912
Equity LifeStyle Properties Inc	26,669	1,922,835
Healthcare Trust of America Inc	52,513	1,528,653
Host Hotels & Resorts Inc	41,120	774,701
Lamar Advertising Co	30,842	2,073,816
Mid-America Apartment Communities Inc	16,351	1,601,090
Weyerhaeuser Co	32,974	992,188
		11,940,103
Food & Staples Retailing – 1.3%
Casey's General Stores Inc	13,144	1,562,559

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food Products – 4.5%
Conagra Brands Inc	72,562	$2,869,827
Lamb Weston Holdings Inc	24,187	915,478
Mead Johnson Nutrition Co	22,733	1,608,587
		5,393,892
Health Care Providers & Services – 4.2%
AmerisourceBergen Corp	26,072	2,038,570
Laboratory Corp of America Holdings*	15,230	1,955,227
Patterson Cos Inc	24,296	996,865
		4,990,662
Information Technology Services – 2.0%
Jack Henry & Associates Inc	5,439	482,874
Total System Services Inc	37,966	1,861,473
		2,344,347
Insurance – 7.7%
Allied World Assurance Co Holdings AG	38,595	2,072,937
Marsh & McLennan Cos Inc	8,576	579,652
RenaissanceRe Holdings Ltd	8,258	1,124,905
Torchmark Corp	36,867	2,719,310
XL Group Ltd	71,354	2,658,650
		9,155,454
Internet & Direct Marketing Retail – 0.1%
HSN Inc	5,188	177,948
Life Sciences Tools & Services – 2.6%
Agilent Technologies Inc	23,193	1,056,673
ICON PLC*	10,196	766,739
INC Research Holdings Inc*	23,483	1,235,206
		3,058,618
Machinery – 3.6%
Donaldson Co Inc	26,639	1,120,969
Lincoln Electric Holdings Inc	13,149	1,008,134
Trinity Industries Inc	75,800	2,104,208
		4,233,311
Media – 1.3%
Omnicom Group Inc	17,802	1,515,128
Metals & Mining – 2.3%
Compass Minerals International Inc	35,674	2,795,058
Multiline Retail – 1.2%
Kohl's Corp	16,296	804,696
Nordstrom Inc	13,610	652,327
		1,457,023
Oil, Gas & Consumable Fuels – 6.7%
Cimarex Energy Co	11,321	1,538,524
HollyFrontier Corp	51,991	1,703,225
Noble Energy Inc	71,610	2,725,477
Southwestern Energy Co*	101,778	1,101,238
Whiting Petroleum Corp*	77,937	936,803
		8,005,267
Road & Rail – 1.8%
CSX Corp	58,711	2,109,486
Semiconductor & Semiconductor Equipment – 1.4%
Analog Devices Inc	22,409	1,627,342
Software – 4.0%
Check Point Software Technologies Ltd*	28,407	2,399,255
Synopsys Inc*	40,753	2,398,722
		4,797,977
Specialty Retail – 1.7%
Sally Beauty Holdings Inc*	39,187	1,035,321
Williams-Sonoma Inc	20,662	999,834
		2,035,155

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2016

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments

December 31, 2016

Shares or Principal Amounts		Value
Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – 1.3%
Western Digital Corp	23,332	$1,585,409
Textiles, Apparel & Luxury Goods – 0.6%
Hanesbrands Inc	34,348	740,886
Trading Companies & Distributors – 1.2%
Fastenal Co	30,189	1,418,279
Total Common Stocks (cost $92,333,329)		113,068,310
Repurchase Agreements – 5.6%
Undivided interest of 18.2% in a joint repurchase agreement (principal amount $36,800,000 with a maturity value of $36,801,963) with ING Financial Markets LLC, 0.4800%, dated 12/30/16, maturing 1/3/17 to be repurchased at $6,700,357 collateralized by $35,233,809 in U.S. Treasuries 0.3750% - 4.6250%, 10/31/18 - 2/15/40 with a value of $37,537,520 (cost $6,700,000)	$6,700,000	6,700,000
Total Investments (total cost $99,033,329) – 100.5%		119,768,310
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(636,389)
Net Assets – 100%		$119,131,921

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$112,369,076	93.8%
Ireland	3,425,389	2.9
Israel	2,399,255	2.0
Canada	1,574,590	1.3

Total	$119,768,310	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Notes to Schedule of Investments and Other Information

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$113,068,310	$-	$-
Repurchase Agreements	-	6,700,000	-
Total Assets	$113,068,310	$6,700,000	$-

12	DECEMBER 31, 2016

Janus Aspen Perkins Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments, at cost(1)	$99,033,329
Investments, at value	113,068,310
Repurchase agreements, at value	6,700,000
Cash	3,286
Non-interested Trustees' deferred compensation	2,210
Receivables:
Portfolio shares sold	268,409
Dividends	153,283
Investments sold	19,222
Interest	357
Other assets	1,303
Total Assets	120,216,380
Liabilities:
Payables:	—
Investments purchased	754,040
Portfolio shares repurchased	221,464
Advisory fees	51,746
Professional fees	21,658
12b-1 Distribution and shareholder servicing fees	16,208
Transfer agent fees and expenses	5,701
Non-interested Trustees' deferred compensation fees	2,210
Custodian fees	2,047
Portfolio administration fees	1,003
Non-interested Trustees' fees and expenses	867
Accrued expenses and other payables	7,515
Total Liabilities	1,084,459
Net Assets	$119,131,921
Net Assets Consist of:
Capital (par value and paid-in surplus)	$93,569,426
Undistributed net investment income/(loss)	723,851
Undistributed net realized gain/(loss) from investments	4,103,202
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	20,735,442
Total Net Assets	$119,131,921
Net Assets - Institutional Shares	$47,688,233
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,881,073
Net Asset Value Per Share	$16.55
Net Assets - Service Shares	$71,443,688
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,436,964
Net Asset Value Per Share	$16.10

(1) Includes cost of repurchase agreements of $6,700,000.

See Notes to Financial Statements.

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Statement of Operations

For the year ended December 31, 2016

Investment Income:
Dividends	$2,022,843
Interest	14,731
Other income	11
Foreign tax withheld	(2,773)
Total Investment Income	2,034,812
Expenses:
Advisory fees	466,483
12b-1Distribution and shareholder servicing fees:
Service Shares	166,845
Transfer agent administrative fees and expenses:
Institutional Shares	13,274
Service Shares	23,139
Other transfer agent fees and expenses:
Institutional Shares	956
Service Shares	1,143
Professional fees	36,648
Registration fees	20,812
Custodian fees	13,487
Portfolio administration fees	9,194
Non-interested Trustees’ fees and expenses	3,172
Shareholder reports expense	2,154
Other expenses	24,230
Total Expenses	781,537
Net Investment Income/(Loss)	1,253,275
Net Realized Gain/(Loss) on Investments:
Investments	4,533,187
Total Net Realized Gain/(Loss) on Investments	4,533,187
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	12,207,540
Total Change in Unrealized Net Appreciation/Depreciation	12,207,540
Net Increase/(Decrease) in Net Assets Resulting from Operations	$17,994,002

See Notes to Financial Statements.

14	DECEMBER 31, 2016

Janus Aspen Perkins Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015

Operations:
Net investment income/(loss)	$1,253,275	$1,164,431
Net realized gain/(loss) on investments	4,533,187	13,535,002
Change in unrealized net appreciation/depreciation	12,207,540	(19,282,053)
Net Increase/(Decrease) in Net Assets Resulting from Operations	17,994,002	(4,582,620)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Institutional Shares	(399,687)	(476,421)
Service Shares	(603,485)	(912,151)
Total Dividends from Net Investment Income	(1,003,172)	(1,388,572)
Distributions from Net Realized Gain from Investment Transactions
Institutional Shares	(4,938,760)	(3,805,381)
Service Shares	(9,117,186)	(9,086,187)
Total Distributions from Net Realized Gain from Investment Transactions	(14,055,946)	(12,891,568)
Net Decrease from Dividends and Distributions to Shareholders	(15,059,118)	(14,280,140)
Capital Share Transactions:
Institutional Shares	10,837,316	(1,173,153)
Service Shares	2,817,770	(19,997,842)
Net Increase/(Decrease) from Capital Share Transactions	13,655,086	(21,170,995)
Net Increase/(Decrease) in Net Assets	16,589,970	(40,033,755)
Net Assets:
Beginning of period	102,541,951	142,575,706
End of period	$119,131,921	$102,541,951

Undistributed Net Investment Income/(Loss)	$723,851	$716,717

See Notes to Financial Statements.

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Financial Highlights

Institutional Shares
For a share outstanding during each year ended December 31	2016	2015	2014		2013	2012
Net Asset Value, Beginning of Period	$16.21	$18.77	$19.30		$15.81	$15.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.21(1)	0.19(1)	0.30(1)		0.24	0.24
Net realized and unrealized gain/(loss)	2.59	(0.76)	1.35		3.82	1.37
Total from Investment Operations	2.80	(0.57)	1.65		4.06	1.61
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.22)	(0.27)		(0.22)	(0.15)
Distributions (from capital gains)	(2.29)	(1.77)	(1.91)		(0.35)	(1.02)
Total Dividends and Distributions	(2.46)	(1.99)	(2.18)		(0.57)	(1.17)
Net Asset Value, End of Period	$16.55	$16.21	$18.77		$19.30	$15.81
Total Return*	19.03%	(3.47)%	8.77%		26.09%	11.14%
Net Assets, End of Period (in thousands)	$47,688	$35,712	$42,509		$44,998	$41,829
Average Net Assets for the Period (in thousands)	$37,327	$40,054	$43,239		$44,335	$41,170
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.59%	0.59%	0.62%		0.58%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.59%	0.62%		0.58%	0.58%
Ratio of Net Investment Income/(Loss)	1.33%	1.08%	1.57%		1.19%	1.51%
Portfolio Turnover Rate	69%	77%	53%		71%	49%
				1

Service Shares
For a share outstanding during each year ended December 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.84	$18.39	$18.98	$15.57	$15.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(1)	0.14(1)	0.24(1)	0.16	0.19
Net realized and unrealized gain/(loss)	2.53	(0.73)	1.32	3.80	1.35
Total from Investment Operations	2.70	(0.59)	1.56	3.96	1.54
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.19)	(0.24)	(0.20)	(0.13)
Distributions (from capital gains)	(2.29)	(1.77)	(1.91)	(0.35)	(1.02)
Total Dividends and Distributions	(2.44)	(1.96)	(2.15)	(0.55)	(1.15)
Net Asset Value, End of Period	$16.10	$15.84	$18.39	$18.98	$15.57
Total Return*	18.76%	(3.69)%	8.44%	25.81%	10.79%
Net Assets, End of Period (in thousands)	$71,444	$66,830	$100,066	$104,978	$86,831
Average Net Assets for the Period (in thousands)	$66,899	$89,915	$100,500	$98,703	$84,211
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.84%	0.87%	0.83%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.84%	0.87%	0.83%	0.86%
Ratio of Net Investment Income/(Loss)	1.13%	0.81%	1.31%	0.93%	1.22%
Portfolio Turnover Rate	69%	77%	53%	71%	49%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	DECEMBER 31, 2016

Janus Aspen Perkins Mid Cap Value Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Aspen Perkins Mid Cap Value Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio seeks capital appreciation. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Janus Aspen Perkins Mid Cap Value Portfolio

Notes to Financial Statements

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings

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Notes to Financial Statements

by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Portfolio, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

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Janus Aspen Perkins Mid Cap Value Portfolio

Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$6,700,000	$—	$(6,700,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Portfolio and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. The Portfolio's benchmark index used in the calculation is the Russell Midcap® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2016, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.45%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Portfolio. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of

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Notes to Financial Statements

the Portfolio’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Portfolio to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Portfolio's performance relative to the Portfolio’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.77% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waiver until at least May 1, 2017. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Effective May 1, 2016, Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Portfolio and is reimbursed by the Portfolio for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Portfolio's Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $56,245 was paid to the

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Janus Aspen Perkins Mid Cap Value Portfolio

Notes to Financial Statements

Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2016. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $201,900 were paid by the Trust to a Trustee under the Deferred Plan during the year ended December 31, 2016.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2016, the Portfolio engaged in cross trades amounting to $96,461 in purchases and $49,346 in sales, resulting in a net realized loss of $3,332. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 624,495	$ 4,491,667	$ -	$ -	$ -	$ (1,749)	$ 20,448,082

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Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 99,320,228	$21,307,240	$ (859,158)	$ 20,448,082

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,003,172	$ 14,055,946	$ -	$ -

For the year ended December 31, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,388,573	$ 12,891,567	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (242,969)	$ 242,969

5. Capital Share Transactions

	Year ended December 31, 2016		Year ended December 31, 2015
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	1,075,851	$17,447,018	463,281	$ 7,962,772
Reinvested dividends and distributions	358,187	5,338,447	251,948	4,281,802
Shares repurchased	(756,724)	(11,948,149)	(776,727)	(13,417,727)
Net Increase/(Decrease)	677,314	$10,837,316	(61,498)	$ (1,173,153)
Service Shares:
Shares sold	453,510	$ 7,055,218	349,728	$ 6,057,131
Reinvested dividends and distributions	670,264	9,720,671	601,211	9,998,338
Shares repurchased	(906,399)	(13,958,119)	(2,172,380)	(36,053,311)
Net Increase/(Decrease)	217,375	$ 2,817,770	(1,221,441)	$(19,997,842)

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Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$69,258,706	$ 72,502,739	$ -	$ -

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Portfolio (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Portfolio. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain portfolios. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Portfolio (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees approved, subject to approval of shareholders, a new investment sub-advisory agreement between Janus Capital and Perkins in order to permit Perkins to continue to provide sub-advisory services with respect to the Portfolio following the closing of the Transaction. The new investment sub-advisory agreement will have substantially similar terms as the current investment sub-advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Portfolio and Janus Capital and interim sub-advisory agreements between Janus Capital and the Portfolio’s subadviser, as applicable. In the event shareholders of the Portfolio do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Portfolio upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Portfolio approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Portfolio’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Portfolio’s name will change to reflect “Janus Henderson” as part of the Portfolio’s name.

Shareholders and contract owners of record of the Portfolio as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder

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Notes to Financial Statements

proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Janus Aspen Perkins Mid Cap Value Portfolio

Notes to Financial Statements

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Aspen Perkins Mid Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Perkins Mid Cap Value Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 10, 2017

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Report of Independent Registered Public Accounting Firm

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS WITH JANUS CAPITAL AND JANUS CAPITAL AFFILIATES DURING THE PERIOD

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”) of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”) or Perkins Investment Management LLC (“Perkins”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s

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Additional Information (unaudited)

business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH and Perkins.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH or Perkins as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH or Perkins in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

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Additional Information (unaudited)

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• The Transaction is not expected to result in any changes to the portfolio managers providing services to the Funds.

• After the Transaction, the distribution and marketing services provided to the Janus Funds were expected to be improved or enhanced based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The

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Additional Information (unaudited)

term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH or Perkins, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of an Amended and Restated Investment Advisory Agreement for Janus Portfolio

Janus Capital met with the Trustees on December 7-8, 2016, to discuss the approval of an amended and restated investment advisory agreement (the “Amended Advisory Agreement”) between Janus Capital and the Trust on behalf of

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Janus Portfolio (for the purposes of this section, the “Fund” refers to Janus Portfolio) and other matters related to the proposed changes to the Fund’s name, principal investment strategies, and portfolio management team (the “Realignment”). At the meeting, the Trustees also discussed the Amended Advisory Agreement and other matters related to the Realignment with their independent counsel in executive session. During the course of this meeting, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of this meeting the Board also considered the proposal to merge the Janus Fund, a series of Janus Investment Fund, into the Janus Research Fund, another series of Janus Investment Fund, and undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital to the Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the Fund in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees approved the Amended Advisory Agreement and other matters related to the Realignment. In determining whether to approve the Amended Advisory Agreement, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of the Amended Advisory Agreement are substantially the same as the Current Advisory Agreement, except for the change to the advisory fee rate based on the amount of such outperformance or underperformance (the “Full Performance Rate”) and cumulative investment record of the Fund’s benchmark index (the “Performance Fee Benchmark”);

• the estimated impact of the change to the Full Performance Rate and Performance Fee Benchmark on the amount of advisory fees to be paid by the Fund, including consideration of comparative pro forma data showing the advisory fees payable if the Amended Advisory Agreement had been in place in prior years;

• the Fund’s investment team will be able to more efficiently manage the Fund’s portfolio, assuming the merger of the Janus Fund into Janus Research Fund is implemented, which may also provide benefits from opportunities to aggregate trading across funds that have similar investment strategies;

• Janus Capital’s belief that the Fund shareholders may benefit from the Realignment, as a result of the research-driven investment process to be implemented, which includes lower historical transaction costs and potential performance gains from securities lending as compared to the Fund’s current investment approach;

• the Realignment was being proposed as part of Janus Capital’s efforts to streamline its product line;

• Janus Capital’s belief that the Fund would benefit from Janus Capital’s operational efficiencies resulting from the merger of the Janus Fund into the Janus Research Fund and the Realignment, including a potentially more efficient and effective investment management approach providing the potential for a growing fund and improved performance after the Realignment;

• the costs of seeking approval of the Amended Advisory Agreement will be borne by Janus Capital;

• the costs incurred to reposition the Fund’s portfolio in connection with the Realignment;

• the potential tax consequences of any repositioning of the Fund’s portfolio as a result of the Merger; and any potential benefits of Janus Capital and its affiliates as a result of the Realignment.

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Additional Information (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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A Special Meeting of Shareholders of the Portfolio was held on June 14, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of net asset value held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To elect eight Trustees, each of whom is considered “independent.”

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Shareholder Meeting (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2016:

Capital Gain Distributions	$14,055,946
Dividends Received Deduction Percentage	100%

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Designation Requirements (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58

Advisory Board Member, Innovate Partners Emerging
Growth and Equity Fund I (early stage venture capital
fund) (since 2014) and Managing Trustee of National
Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	58	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	58

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	58	None

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Janus Aspen Perkins Mid Cap Value Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

44	DECEMBER 31, 2016

Janus Aspen Perkins Mid Cap Value Portfolio

Trustees and Officers (unaudited)

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present

Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

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Janus Aspen Perkins Mid Cap Value Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

46	DECEMBER 31, 2016

Janus Aspen Perkins Mid Cap Value Portfolio

Trustees and Officers (unaudited)

NotesPage1

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Notes

NotesPage2

48	DECEMBER 31, 2016

Janus Aspen Perkins Mid Cap Value Portfolio

Notes

NotesPage3

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Janus Aspen Perkins Mid Cap Value Portfolio

Notes

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7544				109-02-81122 02-17

50	DECEMBER 31, 2016

Item 2 - Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant's website: janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janus.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the following members of the Board’s Audit Committee are "audit committee financial experts," as defined in Item 3 to Form N-CSR: William D. Cvengros (Chairman), Gary A. Poliner, and William D. Stewart who are each "independent" under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Portfolios' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $458,778 in fiscal 2016 and $465,635 in fiscal 2015.

(b) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Portfolios' financial statements and are not reported under paragraph (a) of this Item were $0 in fiscal 2016 and $29,536 in fiscal 2015.

The nature of the services comprising the fees disclosed under this category includes the review of semiannual reports to shareholders.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $81,925 in fiscal 2016 and $118,497 in fiscal 2015.

The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, tax advice, and corporate actions review.

(d) All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in fiscal 2016 and $0 in fiscal 2015.

(e) (1) The registrant's Audit Committee Charter requires the registrant's Audit Committee to pre-approve any engagement of the principal accountant (i) to provide audit or non-audit services to the registrant or (ii) to provide non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is

unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

(2) 0%

(f) Not applicable as less than 50%

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $184,065 in fiscal 2016 and $264,882 in fiscal 2015.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Exhibits

(a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3) Not applicable to this Registrant.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Aspen Series

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Aspen Series

(Principal Executive Officer)

Date: March 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Aspen Series

(Principal Executive Officer)

Date: March 1, 2017

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Aspen Series (Principal Accounting Officer and Principal Financial Officer)

Date: March 1, 2017